UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2020

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-2-1220x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	27
MULTI-HEDGE STRATEGIES FUND	36
COMMODITIES STRATEGY FUND	61
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	68
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	87
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92
LIQUIDITY RISK MANAGEMENT PROGRAM	95

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The Long Short Equity Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2020

The Global Managed Futures Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● See the prospectus for more information on these and additional risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● See the prospectus for more information on these and additional risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the fund’s investments are concentrated in energy-related commodities, the fund is subject to the risk that this sector will underperform the market as a whole. ● The fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and rebalanced and reconstituted annually.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.71%	11.02%	$ 1,000.00	$ 1,110.20	$ 9.10
Global Managed Futures Strategy Fund	1.72%	1.80%	1,000.00	1,018.00	8.75
Multi-Hedge Strategies Fund	1.58%	3.08%	1,000.00	1,030.80	8.09
Commodities Strategy Fund	1.70%	19.09%	1,000.00	1,190.90	9.39

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.71%	5.00%	$ 1,000.00	$ 1,016.59	$ 8.69
Global Managed Futures Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Multi-Hedge Strategies Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
Commodities Strategy Fund	1.70%	5.00%	1,000.00	1,016.64	8.64

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.12%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2020, Guggenheim Long Short Equity Fund returned 4.93%. The two benchmarks used by the Fund in the period, the HFRX Equity Hedge Index and the S&P 500 Index, returned 4.60% and 18.40%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient—investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s managers do not believe that those historic risk premia are constant. We believe that investors’ perceptions of what is risky can change a lot over time. They can harbor new fears about avoiding the latest economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to quantitatively compute what forward-looking compensation level is embedded in a large universe of stocks—and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to custom basket swap derivatives, and performance of long positions would be partially due to custom basket swap derivatives.

Performance Review

The Fund’s flat return for the year belies the incredible historic volatility endured in 2020. In what seems like an eon ago, the year started with strong returns in assets of all kinds as several political and macro uncertainties had begun to clear up. The U.S. Federal Reserve (the “Fed”) was cutting short-term rates in a “midcycle adjustment” policy. A “Phase 1” trade deal was signed with China that de-escalated the trade war, and the UK helped consolidate power for the Prime Minister, which clarified the Brexit path forward.

The Coronavirus Pandemic halted global economies in quick fashion during the first quarter, and as a result market returns cratered in the worst showing since the 2008 Global Financial Crisis. Industries most impacted by global stay-at-home orders were hit the hardest, including airlines, hotels, cruise lines, and brick-and-mortar apparel retailers. Within the energy sector, on top of a big drop in oil demand due to shutdowns, a price war broke out between Russia and Saudi Arabia when they could not agree on the extent of OPEC supply cuts. This led to a collapse in oil prices and even a short stint of negative pricing in the oil futures market. Banks also suffered as investors foresaw big write-offs on loan books due to companies and individuals that were most impacted.

Congress took unusually quick action, passing the CARES act, which provided direct payment to certain U.S. citizens, funding for extended unemployment, and small business relief to prevent layoffs. The Fed was also busy announcing an emergency rate cut with a zero lower bound, and massive quantitative easing and emergency lending facilities. These quick actions helped stabilize the markets and provided a backstop to liquidity and credit flow, massively shrinking the “risk premium” across all sorts of fixed income asset classes. That low risk premium spilled into the stock market as investors were ready to invest at ever-higher valuations driven by low rates, low credit spreads, the promise of further stimulus, and positive news on vaccines.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

The Presidential and Congressional election results led to a manic bullish environment to end the year. Despite the Democratic party win, typically considered the more unfriendly party for businesses, this year’s removal of erratic and unorthodox leadership seemed to stoke a collective sigh of relief. Further, a strong emphasis on Covid control and heavy stimulus on the Democratic platform fed the rally in many of the remaining beaten down industries most impacted by the pandemic. When all was said and done, the broad market (S&P 500 index) surged 18.4%. And even the riskiest corner of the market, small cap value names, achieved a positive benchmark return.

At period end, the Fund held about 146% of assets in long securities, and 71% short, for a net-dollar exposure of 75%. The net exposure averaged 70% during the year (ranging between a low of 60% at the start of the calendar year and a high of 78% in the months right before the election). The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.48 during the year. The beta is lower than the net dollar exposure because the shorts exhibit higher beta versus the market than the more-defensive long positions.

Fund long positions (on a standalone unlevered basis) averaged a return of 6.8% for the year, while short positions returned 6.7% on a stand-alone basis. Although returns for long and short positions were about equal, the Fund ended with a positive return for the year since the total weight invested in longs was higher.

Compared to our internal benchmark of 30% S&P 500 and 70% cash—the Fund positions just outperformed by about 0.5%. Digging into the attribution for the year relative to that blended benchmark, the Fund’s net long bias added about 7.4% of attributable return. Sector positioning had a positive impact of about 7.4%, with key contributors being a net short in Real Estate as well as a large net long position in Healthcare. The Fund’s fundamental style tilts did poorly, detracting by about 5.5%. The Fund’s tilts towards value and away from high-growth companies both underperformed; however, a net long position in higher-profitable companies benefitted from the flight-to-quality trade and offset the drag from the value bias.

Stock selection–after controlling for the style and sector tilts described above–was detracted by 7.9%. The selection within REITs was the largest example. While our factor positioning correctly led to a net negative exposure to the sector with the ‘right’ fundamental style tilts, our short names did not all participate in the sector returns evenly. A number of ‘Covid-resistant’ real estate businesses dramatically outperformed during the period (data centers, warehouses, mobile home parks, biotech offices, etc). The selection effect in that sector alone wiped out about 5% of the otherwise positive factor attribution in the sector.

The portfolio managers are keeping a close eye on the ‘Covid risk’ inherent in certain narrow industries that most directly suffer or benefit from the pandemic. This is what we call a transient factor, a little more difficult for traditional quant techniques to identify due to the uniqueness of the risk factor and lack of historic precedent. Our goal is to at least understand the risks of both shutdowns and reopenings, and make sure the portfolio is not inadvertently or overly exposed to this unpredictable risk. This approach helped the Fund considerably at the outset of the pandemic crash. During the couple of weeks when markets were moving 5% plus in a day, a number of our shorts in the most vulnerable industries had massive down moves. As the extent of the shutdowns became clear and the Fed and Congress began to react, we quickly closed many of those profitable shorts to avoid the volatility risk, with concurrent sells on the long side of defensive name winners to maintain the low net exposure. That reaction–mainly driven from a risk management perspective–helped avoid losses during the strong reversal rally in April and avoid the fate of treating that price action as any other typical momentum.

Positioning

The Fund maintains its style bias towards cheaper valuation names, while maintaining a quality bias, including higher free cash flow names and stronger profitability bias. However, due to the quite-expensive valuations afforded high growth names, we remain net short growth.

From an industry perspective, the Fund remains net long several defensive sectors with relatively well-priced stocks, including Healthcare, Staples, and Utilities. After being short the Financials sector for a few years, the Fund has closed that out and now remains close to neutral in that sector. The largest net short exposures currently are Materials and Real Estate.

Looking forward, we are starting to see some positive indicators for our valuation disciplined approach. The Democratic presidential and Congressional victories will certainly lead to some stock market positives (bigger stimulus, more traditional international dealings) as well as some corporate negatives (higher corporate taxes, more regulations on certain industries). The interest rate markets have started pricing this in with higher yields and a steeper yield curve. Underneath the equity market surface, the recent political and medical developments have spurred a long-awaited recovery in ‘Value Stocks’. These are generally the companies that need a robust economic environment to deliver earnings increases. Meanwhile, strong secular growth companies within each industry have had solid fundamentals in recent years, but their prices have

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

already incorporated much of the longer-term growth. If long-term rates rise, the discounting of far-off profitability will hurt them more, as it helped that group as rates fell. The Fund’s style positioning would likely benefit from a steady return to economic growth, higher interest rates, and some of the extreme valuation disparities starting to converge.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.0%
Cisco Systems, Inc.	1.2%
Microsoft Corp.	1.2%
Verizon Communications, Inc.	1.2%
International Business Machines Corp.	1.1%
Johnson & Johnson	1.1%
Allstate Corp.	1.1%
Merck & Company, Inc.	1.1%
Berkshire Hathaway, Inc. — Class B	1.1%
Philip Morris International, Inc.	1.1%
Top Ten Total	12.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Long Short Equity Fund	4.93%	2.19%	2.89%
HFRX Equity Hedge Index	4.60%	2.92%	0.76%
S&P 500 Index	18.40%	15.22%	13.88%
Morningstar Long/Short Equity Category Average	3.62%	3.57%	3.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 103.3%

Consumer, Non-cyclical - 31.2%
Johnson & Johnson[1]	1,659	$261,093
Merck & Company, Inc.[1]	2,993	244,827
Philip Morris International, Inc.[1]	2,927	242,326
Amgen, Inc.[1]	1,040	239,117
Molson Coors Beverage Co. — Class B1	5,168	233,542
Procter & Gamble Co.[1]	1,648	229,303
General Mills, Inc.[1]	3,539	208,093
Colgate-Palmolive Co.	2,407	205,822
UnitedHealth Group, Inc.	577	202,342
Kraft Heinz Co.	5,682	196,938
Kimberly-Clark Corp.[1]	1,428	192,537
McKesson Corp.[1]	1,076	187,138
Altria Group, Inc.	4,181	171,421
DaVita, Inc.*	1,429	167,765
Campbell Soup Co.	3,342	161,586
Cardinal Health, Inc.[1]	2,992	160,252
J M Smucker Co.	1,256	145,194
United Rentals, Inc.*	621	144,016
Pfizer, Inc.[1]	3,684	135,608
United Therapeutics Corp.*	865	131,298
Quanta Services, Inc.	1,791	128,988
CVS Health Corp.[1]	1,811	123,691
Conagra Brands, Inc.	3,247	117,736
Laboratory Corporation of America Holdings*	572	116,431
Ingredion, Inc.	1,429	112,419
Eli Lilly & Co.[1]	635	107,213
Tyson Foods, Inc. — Class A	1,654	106,584
Post Holdings, Inc.*	1,040	105,050
Jazz Pharmaceuticals plc*,1	636	104,972
Gilead Sciences, Inc.[1]	1,790	104,285
Anthem, Inc.[1]	316	101,464
Mondelez International, Inc. — Class A	1,706	99,750
Humana, Inc.	231	94,772
Cigna Corp.	446	92,848
Rent-A-Center, Inc.	2,368	90,671
John B Sanfilippo & Son, Inc.	1,121	88,402
Bristol-Myers Squibb Co.	1,416	87,835
Medtronic plc	696	81,529
Constellation Brands, Inc. — Class A	357	78,201
AbbVie, Inc.	715	76,612
TreeHouse Foods, Inc.*	1,796	76,312
Sprouts Farmers Market, Inc.*	3,769	75,757
Alexion Pharmaceuticals, Inc.*	482	75,308
Vector Group Ltd.	5,827	67,885
Encompass Health Corp.	806	66,648
Molina Healthcare, Inc.*	312	66,356
Innoviva, Inc.*	5,074	62,867
Hologic, Inc.*	812	59,138
Kellogg Co.	890	55,385
PayPal Holdings, Inc.*	232	54,334
Alkermes plc*	2,714	54,144
Ionis Pharmaceuticals, Inc.*	954	53,939
Chemed Corp.	101	53,794
Clorox Co.	266	53,711
Hill-Rom Holdings, Inc.	512	50,161
USANA Health Sciences, Inc.*	628	48,419
Prestige Consumer Healthcare, Inc.*	1,311	45,715
Thermo Fisher Scientific, Inc.	91	42,386
Becton Dickinson and Co.	140	35,031
Vertex Pharmaceuticals, Inc.*	148	34,978
Abbott Laboratories	310	33,942
PepsiCo, Inc.[1]	223	33,071
Coca-Cola Co.	601	32,959
Danaher Corp.	146	32,433
Regeneron Pharmaceuticals, Inc.*	61	29,470
Total Consumer, Non-cyclical		7,173,814

Technology - 15.1%
Apple, Inc.[1]	3,441	456,587
Microsoft Corp.[1]	1,250	278,025
International Business Machines Corp.[1]	2,078	261,579
Cerner Corp.	2,828	221,942
SS&C Technologies Holdings, Inc.	2,979	216,722
Intel Corp.[1]	3,977	198,134
Seagate Technology plc	3,170	197,047
Texas Instruments, Inc.[1]	1,157	189,898
Oracle Corp.[1]	2,635	170,458
NetApp, Inc.	2,554	169,177
HP, Inc.	5,502	135,294
KLA Corp.	467	120,911
CDK Global, Inc.	2,030	105,215
Skyworks Solutions, Inc.	596	91,116
Applied Materials, Inc.	1,006	86,818
Dell Technologies, Inc. — Class C*	1,097	80,399
Cirrus Logic, Inc.*	911	74,884
Paychex, Inc.	779	72,587
Microchip Technology, Inc.	482	66,569
Kulicke & Soffa Industries, Inc.	2,080	66,165
Broadcom, Inc.	103	45,099
Adobe, Inc.*	86	43,010
QUALCOMM, Inc.	279	42,503
Accenture plc — Class A	158	41,271
Fidelity National Information Services, Inc.	216	30,556
Total Technology		3,461,966

Industrial - 13.1%
Hubbell, Inc.	1,107	173,567
TE Connectivity Ltd.	1,425	172,525
AGCO Corp.	1,523	157,006
Snap-on, Inc.[1]	863	147,694
Vishay Intertechnology, Inc.	6,954	144,017
Masco Corp.	2,235	122,769
Caterpillar, Inc.[1]	651	118,495
3M Co.	655	114,487
Timken Co.	1,453	112,404
Oshkosh Corp.	1,267	109,050
Arrow Electronics, Inc.*	1,112	108,198
General Dynamics Corp.	697	103,728
Lockheed Martin Corp.	287	101,879
Waters Corp.*,1	407	100,700

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
Garmin Ltd.	817	$97,762
Lincoln Electric Holdings, Inc.	806	93,698
Keysight Technologies, Inc.*	678	89,557
Regal Beloit Corp.	698	85,721
Eaton Corporation plc	626	75,208
Terex Corp.	2,121	74,002
Owens Corning	969	73,411
Acuity Brands, Inc.	535	64,783
Energizer Holdings, Inc.	1,453	61,288
PerkinElmer, Inc.	425	60,987
National Instruments Corp.	1,382	60,725
Pentair plc	1,110	58,930
Trane Technologies plc	362	52,548
Dover Corp.	414	52,268
A O Smith Corp.	946	51,860
Lennox International, Inc.	153	41,917
Honeywell International, Inc.	154	32,756
General Electric Co.	3,030	32,724
Union Pacific Corp.[1]	152	31,649
United Parcel Service, Inc. — Class B	185	31,154
Total Industrial		3,009,467

Communications - 12.5%
Cisco Systems, Inc.[1]	6,342	283,804
Verizon Communications, Inc.[1]	4,629	271,954
Alphabet, Inc. — Class C*	130	227,744
Amazon.com, Inc.*,1	69	224,728
Viavi Solutions, Inc.*,1	13,596	203,600
T-Mobile US, Inc.*	1,468	197,960
AT&T, Inc.[1]	5,827	167,585
Juniper Networks, Inc.[1]	7,345	165,336
Sirius XM Holdings, Inc.[2]	24,328	154,969
Cogent Communications Holdings, Inc.	2,104	125,967
Omnicom Group, Inc.[1]	1,889	117,817
Facebook, Inc. — Class A*,1	402	109,810
Motorola Solutions, Inc.	634	107,818
VeriSign, Inc.*	496	107,334
eBay, Inc.	1,815	91,204
Ciena Corp.*	1,662	87,837
Discovery, Inc. — Class A*,2	2,261	68,033
Walt Disney Co.*	320	57,978
Comcast Corp. — Class A1	1,012	53,029
Netflix, Inc.*	83	44,881
Total Communications		2,869,388

Consumer, Cyclical - 10.6%
Gentex Corp.[1]	6,830	231,742
Best Buy Company, Inc.[1]	1,977	197,285
Gentherm, Inc.*	2,901	189,203
Lowe’s Companies, Inc.	1,005	161,312
Allison Transmission Holdings, Inc.[1]	3,711	160,056
Genuine Parts Co.	1,588	159,483
Autoliv, Inc.	1,627	149,847
AutoZone, Inc.*	107	126,842
PACCAR, Inc.	1,386	119,584
Lear Corp.[1]	677	107,663
AutoNation, Inc.*	1,354	94,496
Cummins, Inc.[1]	393	89,250
PulteGroup, Inc.	2,005	86,455
Lennar Corp. — Class A	1,109	84,539
Brunswick Corp.	1,054	80,357
Meritage Homes Corp.*	784	64,931
MSC Industrial Direct Company, Inc. — Class A	710	59,917
Dolby Laboratories, Inc. — Class A	539	52,353
Hanesbrands, Inc.	3,530	51,467
Home Depot, Inc.[1]	175	46,483
Walmart, Inc.	265	38,200
McDonald’s Corp.	147	31,543
Costco Wholesale Corp.	83	31,273
General Motors Co.	688	28,649
Total Consumer, Cyclical		2,442,930

Financial - 10.3%
Allstate Corp.[1]	2,357	259,105
Berkshire Hathaway, Inc. — Class B*	1,047	242,768
MetLife, Inc.[1]	5,096	239,257
Highwoods Properties, Inc. REIT	4,078	161,611
Equity Residential REIT[1]	2,386	141,442
Travelers Companies, Inc.	970	136,159
JPMorgan Chase & Co.[1]	919	116,777
Piedmont Office Realty Trust, Inc. — Class A REIT	7,168	116,337
Western Union Co.	5,159	113,188
Bank of America Corp.	3,584	108,631
Hartford Financial Services Group, Inc.	1,970	96,491
Aflac, Inc.	2,167	96,366
Ameriprise Financial, Inc.	482	93,667
Synchrony Financial	2,352	81,638
SEI Investments Co.	1,157	66,493
M&T Bank Corp.	454	57,794
Visa, Inc. — Class A1	263	57,526
Mastercard, Inc. — Class A	141	50,329
Goldman Sachs Group, Inc.	135	35,601
PNC Financial Services Group, Inc.	230	34,270
Wells Fargo & Co.	1,132	34,164
American Express Co.	268	32,404
Total Financial		2,372,018

Utilities - 10.2%
IDACORP, Inc.	2,080	199,742
Evergy, Inc.[1]	3,490	193,730
Public Service Enterprise Group, Inc.[1]	3,310	192,973
Ameren Corp.	2,340	182,661
Exelon Corp.[1]	4,160	175,635
Duke Energy Corp.	1,863	170,576
PPL Corp.[1]	5,955	167,931
Southern Co.[1]	2,168	133,180
OGE Energy Corp.	3,592	114,441
UGI Corp.	3,053	106,733
NiSource, Inc.	4,170	95,660
Consolidated Edison, Inc.	1,291	93,301
ONE Gas, Inc.	1,188	91,203
Southwest Gas Holdings, Inc.	1,373	83,409

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
CenterPoint Energy, Inc.	3,819	$82,643
National Fuel Gas Co.[1]	1,625	66,836
NorthWestern Corp.	960	55,978
Avista Corp.[1]	1,287	51,660
Portland General Electric Co.[1]	1,105	47,261
NextEra Energy, Inc.	527	40,658
Total Utilities		2,346,211

Energy - 0.3%
Exxon Mobil Corp.[1]	785	32,358
Chevron Corp.	337	28,459
Total Energy		60,817

Total Common Stocks
(Cost $20,380,160)		23,736,611

MONEY MARKET FUND† - 1.7%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class, 0.01%[3]	394,525	394,525
Total Money Market Fund
(Cost $394,525)		394,525

SECURITIES LENDING COLLATERAL†,4 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[3]	175,597	175,597
Total Securities Lending Collateral
(Cost $175,597)		175,597

Total Investments - 105.8%
(Cost $20,950,282)		$24,306,733
Other Assets & Liabilities, net - (5.8)%		(1,337,660)
Total Net Assets - 100.0%		$22,969,073

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$5,244,302	$661,628
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	5,236,391	655,229
					$10,480,693	$1,316,857
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$8,403,334	$(1,198,763)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.21%) (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	8,403,344	(1,202,169)
					$16,806,678	$(2,400,932)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
United Rentals, Inc.	137	0.62%	$13,933
McKesson Corp.	238	0.79%	13,853
Rent-A-Center, Inc.	524	0.38%	10,685
Eli Lilly & Co.	140	0.45%	8,717
DaVita, Inc.	316	0.71%	8,480
Procter & Gamble Co.	364	0.97%	8,450
Johnson & Johnson	367	1.10%	7,957
United Therapeutics Corp.	191	0.55%	7,694
UnitedHealth Group, Inc.	127	0.85%	7,080
Quanta Services, Inc.	396	0.54%	6,842
Colgate-Palmolive Co.	532	0.87%	6,221
Amgen, Inc.	230	1.01%	6,166
Cardinal Health, Inc.	662	0.68%	5,725
Alexion Pharmaceuticals, Inc.	106	0.32%	5,513
Jazz Pharmaceuticals plc	140	0.44%	4,592
Medtronic plc	154	0.34%	4,140
Anthem, Inc.	70	0.43%	3,764
Thermo Fisher Scientific, Inc.	20	0.18%	3,308
Kraft Heinz Co.	1,257	0.83%	2,822
J M Smucker Co.	309	0.68%	2,723
Pfizer, Inc.	815	0.57%	2,645
CVS Health Corp.	400	0.52%	2,544
Molina Healthcare, Inc.	69	0.28%	2,505
Constellation Brands, Inc. — Class A	79	0.33%	2,365
Mondelez International, Inc. — Class A	377	0.42%	2,187
PayPal Holdings, Inc.	51	0.23%	2,128
Abbott Laboratories	68	0.14%	2,092
Cigna Corp.	98	0.39%	1,918
Philip Morris International, Inc.	647	1.02%	1,783
Post Holdings, Inc.	230	0.44%	1,773
Chemed Corp.	22	0.22%	1,389
PepsiCo, Inc.	49	0.14%	1,294
Molson Coors Beverage Co. — Class B	1,143	0.98%	1,257
Kellogg Co.	197	0.23%	1,181
Conagra Brands, Inc.	718	0.50%	941
Alkermes plc	600	0.23%	773
Hologic, Inc.	179	0.25%	662
Becton Dickinson and Co.	31	0.15%	653
Vertex Pharmaceuticals, Inc.	32	0.14%	628
Laboratory Corporation of America Holdings	126	0.49%	539
Coca-Cola Co.	133	0.14%	526
Danaher Corp.	32	0.14%	496
AbbVie, Inc.	158	0.32%	476
Merck & Company, Inc.	662	1.03%	464

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Tyson Foods, Inc. — Class A	366	0.45%	$434
Hill-Rom Holdings, Inc.	113	0.21%	430
Bristol-Myers Squibb Co.	313	0.37%	352
USANA Health Sciences, Inc.	139	0.20%	318
Ionis Pharmaceuticals, Inc.	211	0.23%	302
Encompass Health Corp.	178	0.28%	142
Clorox Co.	58	0.22%	100
Altria Group, Inc.	925	0.72%	(26)
Prestige Consumer Healthcare, Inc.	290	0.19%	(40)
Vector Group Ltd.	1,289	0.29%	(80)
Humana, Inc.	51	0.40%	(196)
Innoviva, Inc.	1,123	0.27%	(319)
Sprouts Farmers Market, Inc.	834	0.32%	(780)
Campbell Soup Co.	739	0.68%	(784)
Regeneron Pharmaceuticals, Inc.	13	0.12%	(1,189)
Kimberly-Clark Corp.	316	0.81%	(1,232)
TreeHouse Foods, Inc.	397	0.32%	(1,848)
General Mills, Inc.	783	0.88%	(1,993)
Ingredion, Inc.	316	0.47%	(2,607)
John B Sanfilippo & Son, Inc.	248	0.37%	(2,956)
Gilead Sciences, Inc.	396	0.44%	(6,132)
Total Consumer, Non-cyclical			153,780

Financial
MetLife, Inc.	1,127	1.01%	7,343
JPMorgan Chase & Co.	203	0.49%	6,063
Allstate Corp.	521	1.09%	5,016
Berkshire Hathaway, Inc. — Class B	231	1.02%	4,552
Synchrony Financial	520	0.34%	4,300
Hartford Financial Services Group, Inc.	435	0.41%	4,215
Aflac, Inc.	479	0.41%	4,001
Ameriprise Financial, Inc.	106	0.39%	3,608
Travelers Companies, Inc.	214	0.57%	3,272
Bank of America Corp.	793	0.46%	3,097
Visa, Inc. — Class A	58	0.24%	2,381
PNC Financial Services Group, Inc.	51	0.14%	2,234
M&T Bank Corp.	100	0.24%	2,070
Western Union Co.	1,141	0.48%	1,830
Mastercard, Inc. — Class A	31	0.21%	1,539
American Express Co.	59	0.14%	1,434
Goldman Sachs Group, Inc.	30	0.15%	850
SEI Investments Co.	256	0.28%	190

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Wells Fargo & Co.	250	0.14%	$(242)
Equity Residential	528	0.60%	(1,079)
Highwoods Properties, Inc.	902	0.68%	(1,349)
Piedmont Office Realty Trust, Inc. — Class A	1,586	0.49%	(2,118)
Total Financial			53,207

Consumer, Cyclical
Gentherm, Inc.	642	0.80%	18,472
Autoliv, Inc.	360	0.63%	13,018
Gentex Corp.	1,511	0.98%	11,406
Lear Corp.	149	0.45%	9,616
Cummins, Inc.	87	0.38%	6,828
Hanesbrands, Inc.	781	0.22%	4,168
Brunswick Corp.	233	0.34%	4,004
Dolby Laboratories, Inc. — Class A	119	0.22%	3,718
MSC Industrial Direct Company, Inc. — Class A	157	0.25%	3,043
Home Depot, Inc.	38	0.19%	2,902
Lowe’s Companies, Inc.	222	0.68%	2,426
AutoNation, Inc.	299	0.40%	1,441
PACCAR, Inc.	306	0.50%	1,375
Walmart, Inc.	58	0.16%	1,352
Genuine Parts Co.	351	0.67%	1,113
Allison Transmission Holdings, Inc.	821	0.68%	1,097
General Motors Co.	152	0.12%	1,054
McDonald’s Corp.	32	0.13%	1,000
AutoZone, Inc.	23	0.52%	897
Costco Wholesale Corp.	18	0.13%	563
Lennar Corp. — Class A	245	0.36%	(236)
PulteGroup, Inc.	443	0.36%	(494)
Meritage Homes Corp.	173	0.27%	(1,350)
Best Buy Company, Inc.	437	0.83%	(4,075)
Total Consumer, Cyclical			83,338

Technology
Apple, Inc.	761	1.93%	52,430
Microsoft Corp.	276	1.17%	29,159
NetApp, Inc.	565	0.71%	13,707
Texas Instruments, Inc.	256	0.80%	11,532
SS&C Technologies Holdings, Inc.	659	0.91%	7,920
Seagate Technology plc	701	0.83%	7,605
HP, Inc.	1,217	0.57%	7,502
Applied Materials, Inc.	222	0.37%	7,433
KLA Corp.	103	0.51%	7,366
CDK Global, Inc.	449	0.44%	7,360
Oracle Corp.	583	0.72%	6,166
Cerner Corp.	625	0.94%	5,080
QUALCOMM, Inc.	61	0.18%	4,723
Microchip Technology, Inc.	106	0.28%	4,092
Cirrus Logic, Inc.	201	0.32%	3,610
Kulicke & Soffa Industries, Inc.	460	0.28%	3,308
Adobe, Inc.	19	0.18%	3,051
Skyworks Solutions, Inc.	132	0.38%	1,811
Broadcom, Inc.	22	0.18%	1,662
Accenture plc — Class A	35	0.17%	942
Dell Technologies, Inc. — Class C	242	0.34%	722
Paychex, Inc.	172	0.31%	(45)
International Business Machines Corp.	460	1.10%	(213)
Fidelity National Information Services, Inc.	48	0.13%	(356)
Intel Corp.	880	0.84%	(4,925)
Total Technology			181,642

Industrial
TE Connectivity Ltd.	315	0.73%	12,957
AGCO Corp.	337	0.66%	10,860
Snap-on, Inc.	190	0.62%	10,285
Caterpillar, Inc.	144	0.50%	9,366
Timken Co.	321	0.47%	9,273
Regal Beloit Corp.	154	0.36%	8,207
Vishay Intertechnology, Inc.	1,539	0.61%	7,574
Owens Corning	214	0.31%	7,105
Garmin Ltd.	180	0.41%	6,616
Lincoln Electric Holdings, Inc.	178	0.39%	5,979
Hubbell, Inc.	245	0.73%	5,312
Waters Corp.	90	0.42%	4,305
Terex Corp.	469	0.31%	3,748
Arrow Electronics, Inc.	246	0.46%	3,615
Eaton Corporation plc	138	0.32%	3,460
Oshkosh Corp.	280	0.46%	3,047
Acuity Brands, Inc.	118	0.27%	2,532
National Instruments Corp.	305	0.26%	2,165
Keysight Technologies, Inc.	150	0.38%	2,064
Union Pacific Corp.	33	0.13%	1,954
Trane Technologies plc	80	0.22%	1,938
Pentair plc	245	0.25%	1,785
Dover Corp.	91	0.22%	1,609
3M Co.	145	0.48%	1,544
PerkinElmer, Inc.	94	0.26%	1,539
A O Smith Corp.	209	0.22%	1,296
Energizer Holdings, Inc.	321	0.26%	843
United Parcel Service, Inc. — Class B	41	0.13%	499
Lennox International, Inc.	33	0.17%	253

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Honeywell International, Inc.	34	0.14%	$193
General Electric Co.	670	0.14%	183
Masco Corp.	494	0.52%	(623)
General Dynamics Corp.	154	0.44%	(638)
Lockheed Martin Corp.	63	0.43%	(1,963)
Total Industrial			128,882

Utilities
Southern Co.	479	0.56%	2,994
CenterPoint Energy, Inc.	845	0.35%	2,219
Public Service Enterprise Group, Inc.	732	0.81%	2,118
IDACORP, Inc.	460	0.84%	1,614
Exelon Corp.	920	0.74%	854
UGI Corp.	675	0.45%	852
NorthWestern Corp.	212	0.24%	677
Ameren Corp.	517	0.77%	321
NextEra Energy, Inc.	116	0.17%	271
OGE Energy Corp.	794	0.48%	145
Avista Corp.	284	0.22%	(794)
Consolidated Edison, Inc.	285	0.39%	(1,284)
ONE Gas, Inc.	262	0.38%	(1,448)
Portland General Electric Co.	244	0.20%	(1,625)
NiSource, Inc.	922	0.40%	(1,747)
Duke Energy Corp.	412	0.72%	(1,816)
National Fuel Gas Co.	359	0.28%	(2,503)
Evergy, Inc.	772	0.82%	(2,670)
PPL Corp.	1,317	0.71%	(2,974)
Southwest Gas Holdings, Inc.	303	0.35%	(3,437)
Total Utilities			(8,233)

Energy
Chevron Corp.	74	0.12%	(1,725)
Exxon Mobil Corp.	173	0.14%	(4,091)
Total Energy			(5,816)

Communications
Amazon.com, Inc.	15	0.93%	20,608
Alphabet, Inc. — Class C	28	0.94%	17,003
Facebook, Inc. — Class A	89	0.46%	9,934
Viavi Solutions, Inc.	3,008	0.86%	9,499
T-Mobile US, Inc.	325	0.84%	7,979
Walt Disney Co.	70	0.24%	3,639
Comcast Corp. — Class A	224	0.22%	3,277
Cisco Systems, Inc.	1,403	1.20%	2,802
Ciena Corp.	367	0.37%	2,316
Netflix, Inc.	18	0.19%	2,105
Motorola Solutions, Inc.	140	0.45%	2,064
VeriSign, Inc.	109	0.45%	1,664
Discovery, Inc. — Class A	500	0.29%	1,463
Cogent Communications Holdings, Inc.	465	0.53%	1,189
Juniper Networks, Inc.	1,625	0.70%	62
Sirius XM Holdings, Inc.	5,383	0.65%	(280)
eBay, Inc.	401	0.38%	(400)
Verizon Communications, Inc.	1,024	1.15%	(1,118)
Omnicom Group, Inc.	418	0.50%	(2,861)
AT&T, Inc.	1,287	0.71%	(6,117)
Total Communications			74,828
Total MS Equity Long Custom Basket			661,628

MS EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	2,178	(1.62)%	14,412
UDR, Inc.	1,418	(0.65)%	12,541
Kilroy Realty Corp.	1,455	(0.99)%	12,512
Agree Realty Corp.	2,063	(1.63)%	6,458
Global Net Lease, Inc.	2,626	(0.54)%	5,927
JBG SMITH Properties	2,158	(0.80)%	4,531
Douglas Emmett, Inc.	1,035	(0.36)%	4,280
QTS Realty Trust, Inc. — Class A	728	(0.54)%	2,017
American Tower Corp. — Class A	101	(0.27)%	1,388
First Industrial Realty Trust, Inc.	1,484	(0.74)%	483
Americold Realty Trust	1,266	(0.56)%	433
Host Hotels & Resorts, Inc.	2,335	(0.41)%	346
Truist Financial Corp.	464	(0.26)%	323
Crown Castle International Corp.	139	(0.26)%	166
Camden Property Trust	619	(0.74)%	(98)
SBA Communications Corp.	81	(0.27)%	(1,123)
Fulton Financial Corp.	2,466	(0.37)%	(1,221)
Prologis, Inc.	787	(0.93)%	(1,223)
First Midwest Bancorp, Inc.	2,808	(0.53)%	(1,523)
Southside Bancshares, Inc.	1,703	(0.63)%	(1,965)
Duke Realty Corp.	1,316	(0.63)%	(2,244)
CyrusOne, Inc.	819	(0.71)%	(2,330)
Howard Hughes Corp.	620	(0.58)%	(2,469)
Healthpeak Properties, Inc.	2,065	(0.74)%	(2,518)
TFS Financial Corp.	2,392	(0.50)%	(3,321)
STAG Industrial, Inc.	1,102	(0.41)%	(5,718)
Medical Properties Trust, Inc.	3,715	(0.96)%	(5,778)
Rayonier, Inc.	2,083	(0.73)%	(5,846)
First Financial Bankshares, Inc.	1,807	(0.78)%	(5,976)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Trust of America, Inc. — Class A	2,353	(0.77)%	$(6,319)
Intercontinental Exchange, Inc.	560	(0.77)%	(6,656)
Alleghany Corp.	179	(1.29)%	(6,713)
Loews Corp.	1,163	(0.62)%	(7,655)
Brookline Bancorp, Inc.	5,397	(0.77)%	(8,095)
Equinix, Inc.	75	(0.64)%	(8,145)
EastGroup Properties, Inc.	501	(0.82)%	(9,326)
Terreno Realty Corp.	958	(0.67)%	(10,558)
Alexandria Real Estate Equities, Inc.	459	(0.97)%	(10,796)
Sun Communities, Inc.	672	(1.22)%	(20,421)
Rexford Industrial Realty, Inc.	2,249	(1.31)%	(26,361)
First Republic Bank	758	(1.33)%	(31,139)
Total Financial			(129,720)

Basic Materials
Huntsman Corp.	2,918	(0.88)%	2,793
Newmont Corp.	607	(0.43)%	925
Sherwin-Williams Co.	47	(0.41)%	94
Ecolab, Inc.	132	(0.34)%	(5,279)
Ashland Global Holdings, Inc.	1,191	(1.12)%	(6,228)
Axalta Coating Systems Ltd.	2,032	(0.69)%	(8,121)
DuPont de Nemours, Inc.	1,670	(1.41)%	(8,375)
PPG Industries, Inc.	333	(0.57)%	(10,214)
Air Products and Chemicals, Inc.	589	(1.92)%	(13,095)
Celanese Corp. — Class A	663	(1.03)%	(19,746)
Freeport-McMoRan, Inc.	1,508	(0.47)%	(23,513)
Balchem Corp.	1,248	(1.71)%	(26,666)
Linde plc	616	(1.93)%	(27,943)
RPM International, Inc.	1,430	(1.54)%	(33,231)
Albemarle Corp.	634	(1.11)%	(50,386)
Quaker Chemical Corp.	446	(1.34)%	(51,868)
United States Steel Corp.	5,958	(1.19)%	(56,441)
Total Basic Materials			(337,294)

Industrial
Raytheon Technologies Corp.	999	(0.86)%	3,037
US Ecology, Inc.	969	(0.42)%	1,160
AMETEK, Inc.	289	(0.42)%	(183)
TransDigm Group, Inc.	86	(0.63)%	(5,575)
Martin Marietta Materials, Inc.	105	(0.35)%	(7,619)
HEICO Corp.	267	(0.42)%	(8,635)
Eagle Materials, Inc.	356	(0.43)%	(9,541)
Ingersoll Rand, Inc.	2,122	(1.15)%	(12,166)
Crown Holdings, Inc.	552	(0.66)%	(15,370)
AptarGroup, Inc.	1,361	(2.22)%	(17,588)
Vulcan Materials Co.	516	(0.91)%	(17,751)
Casella Waste Systems, Inc. — Class A	1,187	(0.88)%	(18,438)
Ball Corp.	1,281	(1.42)%	(21,071)
Tetra Tech, Inc.	894	(1.23)%	(25,328)
Total Industrial			(155,068)

Consumer, Cyclical
United Airlines Holdings, Inc.	1,020	(0.53)%	887
Alaska Air Group, Inc.	1,436	(0.89)%	337
JetBlue Airways Corp.	3,818	(0.66)%	(9,041)
Five Below, Inc.	222	(0.46)%	(10,176)
Delta Air Lines, Inc.	2,088	(1.00)%	(12,409)
Southwest Airlines Co.	1,990	(1.10)%	(12,545)
Hilton Worldwide Holdings, Inc.	800	(1.06)%	(13,520)
Live Nation Entertainment, Inc.	664	(0.58)%	(14,251)
TJX Companies, Inc.	1,239	(1.01)%	(15,949)
NIKE, Inc. — Class B	726	(1.22)%	(20,491)
Burlington Stores, Inc.	376	(1.17)%	(21,991)
Copart, Inc.	759	(1.15)%	(22,282)
Scotts Miracle-Gro Co. — Class A	365	(0.86)%	(26,904)
Starbucks Corp.	1,278	(1.63)%	(37,362)
Total Consumer, Cyclical			(215,697)

Consumer, Non-cyclical
Nevro Corp.	485	(1.01)%	(1,237)
Moody’s Corp.	220	(0.76)%	(4,048)
Verisk Analytics, Inc. — Class A	294	(0.73)%	(5,397)
CoStar Group, Inc.	82	(0.90)%	(7,152)
WD-40 Co.	180	(0.57)%	(7,864)
Equifax, Inc.	472	(1.08)%	(13,579)
Avalara, Inc.	174	(0.34)%	(15,554)
Avery Dennison Corp.	338	(0.62)%	(15,598)
Total Consumer, Non-cyclical			(70,429)

Energy
Williams Companies, Inc.	2,081	(0.51)%	941
Cheniere Energy, Inc.	818	(0.58)%	(991)
Ovintiv, Inc.	4,292	(0.73)%	(4,210)
ChampionX Corp.	3,752	(0.68)%	(5,513)
NOV, Inc.	2,499	(0.41)%	(5,749)
Hess Corp.	1,197	(0.75)%	(8,269)
Phillips 66	1,668	(1.39)%	(8,328)
Schlumberger N.V.	4,755	(1.24)%	(12,681)
Total Energy			(44,800)

Technology
Splunk, Inc.	303	(0.62)%	4,382
salesforce.com, Inc.	87	(0.23)%	(1,808)
Clarivate plc	1,806	(0.64)%	(5,293)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Appfolio, Inc. — Class A	159	(0.34)%	$(5,367)
Tyler Technologies, Inc.	93	(0.48)%	(6,258)
Pegasystems, Inc.	517	(0.82)%	(6,360)
ANSYS, Inc.	198	(0.86)%	(8,791)
Atlassian Corporation plc — Class A	164	(0.46)%	(9,142)
Rapid7, Inc.	571	(0.61)%	(10,040)
Coupa Software, Inc.	92	(0.37)%	(10,548)
Smartsheet, Inc. — Class A	452	(0.37)%	(11,354)
Workiva, Inc.	314	(0.34)%	(15,799)
Zscaler, Inc.	165	(0.39)%	(20,258)
HubSpot, Inc.	100	(0.47)%	(21,158)
Varonis Systems, Inc.	536	(1.04)%	(25,710)
Total Technology			(153,504)

Utilities
American States Water Co.	453	(0.43)%	3,412
California Water Service Group	1,415	(0.91)%	(3,283)
Total Utilities			129

Communications
Anaplan, Inc.	343	(0.29)%	(10,162)
Okta, Inc.	152	(0.46)%	(13,960)
Zendesk, Inc.	523	(0.89)%	(20,938)
Liberty Broadband Corp. — Class C	1,089	(2.05)%	(22,226)
Q2 Holdings, Inc.	598	(0.90)%	(28,500)
Total Communications			(95,786)
Total MS Equity Short Custom Basket			(1,202,169)

GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
United Rentals, Inc.	137	0.62%	13,941
Rent-A-Center, Inc.	524	0.39%	10,721
McKesson Corp.	238	0.79%	9,834
Eli Lilly & Co.	140	0.45%	8,645
DaVita, Inc.	316	0.71%	8,493
Johnson & Johnson	367	1.10%	7,747
United Therapeutics Corp.	191	0.55%	7,710
Procter & Gamble Co.	364	0.97%	7,671
Amgen, Inc.	230	1.01%	7,545
UnitedHealth Group, Inc.	127	0.85%	7,057
Quanta Services, Inc.	396	0.54%	6,810
Cardinal Health, Inc.	662	0.68%	6,230
Colgate-Palmolive Co.	532	0.87%	6,147
Alexion Pharmaceuticals, Inc.	106	0.32%	5,504
Jazz Pharmaceuticals plc	140	0.44%	5,209
Anthem, Inc.	70	0.43%	3,792
Philip Morris International, Inc.	647	1.02%	3,627
Thermo Fisher Scientific, Inc.	20	0.18%	3,063
Medtronic plc	154	0.34%	3,015
Kraft Heinz Co.	1,257	0.83%	2,795
J M Smucker Co.	309	0.68%	2,733
Molina Healthcare, Inc.	69	0.28%	2,498
CVS Health Corp.	400	0.52%	2,392
Constellation Brands, Inc. — Class A	79	0.33%	2,379
PayPal Holdings, Inc.	51	0.23%	2,134
Mondelez International, Inc. — Class A	377	0.42%	2,046
Cigna Corp.	98	0.39%	1,994
Abbott Laboratories	68	0.14%	1,944
Post Holdings, Inc.	230	0.44%	1,703
Chemed Corp.	22	0.22%	1,348
Molson Coors Beverage Co. — Class B	1,143	0.99%	1,221
Kellogg Co.	197	0.23%	1,062
Conagra Brands, Inc.	718	0.50%	942
Alkermes plc	600	0.23%	780
PepsiCo, Inc.	49	0.14%	768
Hologic, Inc.	179	0.25%	738
Becton Dickinson and Co.	31	0.15%	667
Vertex Pharmaceuticals, Inc.	32	0.14%	631
Laboratory Corporation of America Holdings	126	0.49%	543
Danaher Corp.	32	0.14%	509
AbbVie, Inc.	158	0.32%	492
Coca-Cola Co.	133	0.14%	486
Hill-Rom Holdings, Inc.	113	0.21%	447
Merck & Company, Inc.	662	1.03%	419
Bristol-Myers Squibb Co.	313	0.37%	397
Tyson Foods, Inc. — Class A	366	0.45%	379
Ionis Pharmaceuticals, Inc.	211	0.23%	317
USANA Health Sciences, Inc.	139	0.20%	308
Pfizer, Inc.	815	0.57%	287
Encompass Health Corp.	178	0.28%	153
Clorox Co.	58	0.22%	90
Prestige Consumer Healthcare, Inc.	290	0.19%	(52)
Altria Group, Inc.	925	0.72%	(65)
Vector Group Ltd.	1,289	0.29%	(85)
Humana, Inc.	51	0.40%	(154)
Innoviva, Inc.	1,123	0.27%	(510)
Campbell Soup Co.	739	0.68%	(796)
Sprouts Farmers Market, Inc.	834	0.32%	(822)
Ingredion, Inc.	316	0.47%	(928)
Regeneron Pharmaceuticals, Inc.	13	0.12%	(1,080)
Kimberly-Clark Corp.	316	0.81%	(1,265)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TreeHouse Foods, Inc.	397	0.32%	$(1,863)
General Mills, Inc.	783	0.88%	(2,028)
John B Sanfilippo & Son, Inc.	248	0.37%	(2,911)
Gilead Sciences, Inc.	396	0.44%	(6,131)
Total Consumer, Non-cyclical			149,673

Industrial
TE Connectivity Ltd.	315	0.74%	12,948
AGCO Corp.	337	0.66%	10,849
Snap-on, Inc.	190	0.62%	10,195
Caterpillar, Inc.	144	0.50%	9,299
Timken Co.	321	0.47%	9,287
Regal Beloit Corp.	154	0.36%	8,135
Vishay Intertechnology, Inc.	1,539	0.61%	7,533
Owens Corning	214	0.31%	7,125
Garmin Ltd.	180	0.41%	6,574
Lincoln Electric Holdings, Inc.	178	0.40%	5,914
Hubbell, Inc.	245	0.73%	5,308
Waters Corp.	90	0.43%	4,322
Terex Corp.	469	0.31%	3,750
Arrow Electronics, Inc.	246	0.46%	3,559
Eaton Corporation plc	138	0.32%	3,461
Acuity Brands, Inc.	118	0.27%	2,560
Oshkosh Corp.	280	0.46%	2,454
National Instruments Corp.	305	0.26%	2,180
Keysight Technologies, Inc.	150	0.38%	2,064
Trane Technologies plc	80	0.22%	1,967
Union Pacific Corp.	33	0.13%	1,955
Pentair plc	245	0.25%	1,789
Dover Corp.	91	0.22%	1,629
3M Co.	145	0.48%	1,556
PerkinElmer, Inc.	94	0.26%	1,547
A O Smith Corp.	209	0.22%	1,290
Energizer Holdings, Inc.	321	0.26%	841
United Parcel Service, Inc. — Class B	41	0.13%	506
Lennox International, Inc.	33	0.17%	264
General Electric Co.	670	0.14%	202
Honeywell International, Inc.	34	0.14%	169
Masco Corp.	494	0.52%	(629)
General Dynamics Corp.	154	0.44%	(639)
Lockheed Martin Corp.	63	0.43%	(2,016)
Total Industrial			127,948

Technology
Apple, Inc.	761	1.94%	51,641
Microsoft Corp.	276	1.17%	24,928
NetApp, Inc.	565	0.71%	13,727
Texas Instruments, Inc.	256	0.80%	11,523
SS&C Technologies Holdings, Inc.	659	0.92%	7,917
Seagate Technology plc	701	0.83%	7,607
HP, Inc.	1,217	0.57%	7,520
Applied Materials, Inc.	222	0.37%	7,450
CDK Global, Inc.	449	0.44%	7,349
KLA Corp.	103	0.51%	7,338
Oracle Corp.	583	0.72%	5,777
Cerner Corp.	625	0.94%	5,062
QUALCOMM, Inc.	61	0.18%	4,676
Microchip Technology, Inc.	106	0.28%	4,095
Cirrus Logic, Inc.	201	0.32%	3,647
Kulicke & Soffa Industries, Inc.	460	0.28%	3,347
Adobe, Inc.	19	0.18%	3,043
Skyworks Solutions, Inc.	132	0.39%	1,828
Broadcom, Inc.	22	0.18%	1,632
Accenture plc — Class A	35	0.17%	873
Dell Technologies, Inc. — Class C	242	0.34%	720
Paychex, Inc.	172	0.31%	(45)
International Business Machines Corp.	460	1.11%	(347)
Fidelity National Information Services, Inc.	48	0.13%	(361)
Intel Corp.	880	0.84%	(3,513)
Total Technology			177,434

Utilities
Southern Co.	479	0.57%	2,789
CenterPoint Energy, Inc.	845	0.35%	2,225
Public Service Enterprise Group, Inc.	732	0.81%	2,104
IDACORP, Inc.	460	0.84%	1,603
Exelon Corp.	920	0.74%	863
UGI Corp.	675	0.45%	848
NorthWestern Corp.	212	0.24%	686
Ameren Corp.	517	0.77%	316
NextEra Energy, Inc.	116	0.17%	264
OGE Energy Corp.	794	0.48%	137
Avista Corp.	284	0.22%	(772)
Consolidated Edison, Inc.	285	0.39%	(1,313)
ONE Gas, Inc.	262	0.38%	(1,396)
Portland General Electric Co.	244	0.20%	(1,636)
NiSource, Inc.	922	0.40%	(1,766)
Duke Energy Corp.	412	0.72%	(1,833)
PPL Corp.	1,317	0.71%	(1,880)
National Fuel Gas Co.	359	0.28%	(2,258)
Evergy, Inc.	772	0.82%	(2,701)
Southwest Gas Holdings, Inc.	303	0.35%	(3,405)
Total Utilities			(7,125)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
Amazon.com, Inc.	15	0.94%	$20,419
Alphabet, Inc. — Class C	28	0.94%	18,848
Facebook, Inc. — Class A	89	0.46%	9,918
Viavi Solutions, Inc.	3,008	0.86%	9,290
T-Mobile US, Inc.	325	0.84%	8,004
Walt Disney Co.	70	0.24%	3,663
Comcast Corp. — Class A	224	0.22%	3,276
Cisco Systems, Inc.	1,403	1.20%	2,781
Ciena Corp.	367	0.37%	2,322
Motorola Solutions, Inc.	140	0.45%	2,105
Netflix, Inc.	18	0.19%	2,082
Verizon Communications, Inc.	1,024	1.15%	1,894
VeriSign, Inc.	109	0.45%	1,679
Discovery, Inc. — Class A	500	0.29%	1,449
Cogent Communications Holdings, Inc.	465	0.53%	1,308
Juniper Networks, Inc.	1,625	0.70%	110
Sirius XM Holdings, Inc.	5,383	0.65%	(329)
eBay, Inc.	401	0.38%	(460)
Omnicom Group, Inc.	418	0.50%	(3,908)
AT&T, Inc.	1,287	0.71%	(6,728)
Total Communications			77,723

Consumer, Cyclical
Gentherm, Inc.	642	0.81%	18,836
Autoliv, Inc.	360	0.63%	12,707
Gentex Corp.	1,511	0.98%	11,449
Lear Corp.	149	0.45%	9,607
Cummins, Inc.	87	0.38%	6,837
Hanesbrands, Inc.	781	0.22%	4,152
Brunswick Corp.	233	0.34%	4,034
Dolby Laboratories, Inc. — Class A	119	0.22%	3,721
MSC Industrial Direct Company, Inc. — Class A	157	0.25%	3,030
Home Depot, Inc.	38	0.19%	2,569
Lowe’s Companies, Inc.	222	0.68%	2,452
Allison Transmission Holdings, Inc.	821	0.68%	1,649
AutoNation, Inc.	299	0.40%	1,407
PACCAR, Inc.	306	0.50%	1,353
Walmart, Inc.	58	0.16%	1,353
Genuine Parts Co.	351	0.67%	1,146
General Motors Co.	152	0.12%	1,037
McDonald’s Corp.	32	0.13%	1,035
AutoZone, Inc.	23	0.52%	937
Costco Wholesale Corp.	18	0.13%	536
Lennar Corp. — Class A	245	0.36%	(242)
PulteGroup, Inc.	443	0.36%	(485)
Meritage Homes Corp.	173	0.27%	(1,439)
Best Buy Company, Inc.	437	0.83%	(4,126)
Total Consumer, Cyclical			83,555

Financial
MetLife, Inc.	1,127	1.02%	7,381
JPMorgan Chase & Co.	203	0.49%	5,494
Allstate Corp.	521	1.09%	5,033
Berkshire Hathaway, Inc. — Class B	231	1.02%	4,505
Synchrony Financial	520	0.34%	4,303
Hartford Financial Services Group, Inc.	435	0.41%	4,216
Aflac, Inc.	479	0.41%	3,970
Ameriprise Financial, Inc.	106	0.39%	3,594
Travelers Companies, Inc.	214	0.57%	3,243
Bank of America Corp.	793	0.46%	3,138
Visa, Inc. — Class A	58	0.24%	2,404
PNC Financial Services Group, Inc.	51	0.15%	2,230
M&T Bank Corp.	100	0.24%	2,130
Western Union Co.	1,141	0.48%	1,814
Mastercard, Inc. — Class A	31	0.21%	1,542
American Express Co.	59	0.14%	1,408
SEI Investments Co.	256	0.28%	177
Wells Fargo & Co.	250	0.14%	(222)
Equity Residential	528	0.60%	(1,113)
Highwoods Properties, Inc.	902	0.68%	(1,401)
Piedmont Office Realty Trust, Inc. — Class A	1,586	0.49%	(2,010)
Total Financial			51,836

Energy
Chevron Corp.	74	0.13%	(1,712)
Exxon Mobil Corp.	173	0.14%	(4,103)
Total Energy			(5,815)
Total GS Equity Long Custom Basket			655,229

GS EQUITY SHORT CUSTOM BASKET
Consumer, Cyclical
United Airlines Holdings, Inc.	1,020	(0.53)%	836
Alaska Air Group, Inc.	1,436	(0.89)%	23
JetBlue Airways Corp.	3,818	(0.66)%	(8,917)
Five Below, Inc.	222	(0.46)%	(10,164)
Delta Air Lines, Inc.	2,088	(1.00)%	(12,288)
Southwest Airlines Co.	1,990	(1.10)%	(12,555)
Hilton Worldwide Holdings, Inc.	800	(1.06)%	(13,436)
Live Nation Entertainment, Inc.	664	(0.58)%	(14,189)
TJX Companies, Inc.	1,239	(1.01)%	(15,893)
NIKE, Inc. — Class B	726	(1.22)%	(20,518)
Copart, Inc.	759	(1.15)%	(22,273)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Burlington Stores, Inc.	376	(1.17)%	$(22,305)
Scotts Miracle-Gro Co. — Class A	365	(0.86)%	(26,864)
Starbucks Corp.	1,278	(1.63)%	(37,414)
Total Consumer, Cyclical			(215,957)

Financial
Realty Income Corp.	2,178	(1.62)%	14,895
UDR, Inc.	1,418	(0.65)%	12,703
Kilroy Realty Corp.	1,455	(0.99)%	12,399
Global Net Lease, Inc.	2,626	(0.54)%	5,916
JBG SMITH Properties	2,158	(0.80)%	4,531
Douglas Emmett, Inc.	1,035	(0.36)%	4,266
American Tower Corp. — Class A	101	(0.27)%	1,397
Agree Realty Corp.	2,063	(1.63)%	532
First Industrial Realty Trust, Inc.	1,484	(0.74)%	525
Host Hotels & Resorts, Inc.	2,335	(0.41)%	406
Truist Financial Corp.	464	(0.26)%	374
Crown Castle International Corp.	139	(0.26)%	119
Camden Property Trust	619	(0.74)%	(96)
Prologis, Inc.	787	(0.93)%	(1,096)
SBA Communications Corp.	81	(0.27)%	(1,118)
Fulton Financial Corp.	2,466	(0.37)%	(1,347)
First Midwest Bancorp, Inc.	2,808	(0.53)%	(1,370)
Southside Bancshares, Inc.	1,703	(0.63)%	(2,132)
Duke Realty Corp.	1,316	(0.63)%	(2,165)
Howard Hughes Corp.	620	(0.58)%	(2,301)
CyrusOne, Inc.	819	(0.71)%	(2,463)
Healthpeak Properties, Inc.	2,065	(0.74)%	(2,517)
TFS Financial Corp.	2,392	(0.50)%	(3,353)
Americold Realty Trust	1,266	(0.56)%	(4,941)
QTS Realty Trust, Inc. — Class A	728	(0.54)%	(5,496)
Rayonier, Inc.	2,083	(0.73)%	(5,766)
Medical Properties Trust, Inc.	3,715	(0.96)%	(5,796)
STAG Industrial, Inc.	1,102	(0.41)%	(5,823)
First Financial Bankshares, Inc.	1,807	(0.78)%	(5,967)
Alleghany Corp.	179	(1.29)%	(6,391)
Healthcare Trust of America, Inc. — Class A	2,353	(0.77)%	(6,396)
Intercontinental Exchange, Inc.	560	(0.77)%	(6,651)
Equinix, Inc.	75	(0.64)%	(7,084)
Loews Corp.	1,163	(0.62)%	(7,635)
Brookline Bancorp, Inc.	5,397	(0.77)%	(8,127)
EastGroup Properties, Inc.	501	(0.82)%	(8,912)
Terreno Realty Corp.	958	(0.67)%	(9,232)
Alexandria Real Estate Equities, Inc.	459	(0.97)%	(10,715)
Sun Communities, Inc.	672	(1.22)%	(15,233)
Rexford Industrial Realty, Inc.	2,249	(1.31)%	(20,061)
First Republic Bank	758	(1.33)%	(30,942)
Total Financial			(133,063)

Technology
Splunk, Inc.	303	(0.62)%	4,382
salesforce.com, Inc.	87	(0.23)%	(1,882)
Clarivate plc	1,806	(0.64)%	(5,319)
Appfolio, Inc. — Class A	159	(0.34)%	(5,378)
Tyler Technologies, Inc.	93	(0.48)%	(6,235)
Pegasystems, Inc.	517	(0.82)%	(6,347)
ANSYS, Inc.	198	(0.86)%	(8,846)
Atlassian Corporation plc — Class A	164	(0.46)%	(9,255)
Rapid7, Inc.	571	(0.61)%	(9,768)
Coupa Software, Inc.	92	(0.37)%	(10,537)
Smartsheet, Inc. — Class A	452	(0.37)%	(11,351)
Workiva, Inc.	314	(0.34)%	(15,830)
Zscaler, Inc.	165	(0.39)%	(20,259)
HubSpot, Inc.	100	(0.47)%	(20,287)
Varonis Systems, Inc.	536	(1.04)%	(25,492)
Total Technology			(152,404)

Utilities
American States Water Co.	453	(0.44)%	3,392
California Water Service Group	1,415	(0.91)%	(3,234)
Total Utilities			158

Energy
Williams Companies, Inc.	2,081	(0.51)%	920
Cheniere Energy, Inc.	818	(0.58)%	(901)
Ovintiv, Inc.	4,292	(0.73)%	(3,642)
ChampionX Corp.	3,752	(0.68)%	(4,932)
NOV, Inc.	2,499	(0.41)%	(5,769)
Hess Corp.	1,197	(0.75)%	(8,257)
Phillips 66	1,668	(1.39)%	(8,432)
Schlumberger N.V.	4,755	(1.24)%	(12,340)
Total Energy			(43,353)

Consumer, Non-cyclical
Nevro Corp.	485	(1.01)%	(785)
Moody’s Corp.	220	(0.76)%	(4,082)
Verisk Analytics, Inc. — Class A	294	(0.73)%	(5,392)
CoStar Group, Inc.	82	(0.90)%	(7,215)
WD-40 Co.	180	(0.57)%	(7,917)
Equifax, Inc.	472	(1.08)%	(13,654)
Avalara, Inc.	174	(0.34)%	(14,018)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Avery Dennison Corp.	338	(0.62)%	$(15,678)
Total Consumer, Non-cyclical			(68,741)

Basic Materials
Huntsman Corp.	2,918	(0.88)%	2,861
Newmont Corp.	607	(0.43)%	953
Sherwin-Williams Co.	47	(0.41)%	90
Ecolab, Inc.	132	(0.34)%	(5,408)
Ashland Global Holdings, Inc.	1,191	(1.12)%	(6,084)
Axalta Coating Systems Ltd.	2,032	(0.69)%	(8,013)
DuPont de Nemours, Inc.	1,670	(1.41)%	(8,350)
PPG Industries, Inc.	333	(0.57)%	(9,913)
Air Products and Chemicals, Inc.	589	(1.92)%	(13,103)
Celanese Corp. — Class A	663	(1.03)%	(19,790)
Balchem Corp.	1,248	(1.71)%	(22,714)
Freeport-McMoRan, Inc.	1,508	(0.47)%	(23,514)
Linde plc	616	(1.93)%	(27,821)
RPM International, Inc.	1,430	(1.54)%	(36,145)
Albemarle Corp.	634	(1.11)%	(50,494)
Quaker Chemical Corp.	446	(1.34)%	(52,110)
United States Steel Corp.	5,958	(1.19)%	(56,471)
Total Basic Materials			(336,026)

Industrial
Raytheon Technologies Corp.	999	(0.85)%	3,138
US Ecology, Inc.	969	(0.42)%	1,140
AMETEK, Inc.	289	(0.42)%	(177)
TransDigm Group, Inc.	86	(0.63)%	(5,609)
Martin Marietta Materials, Inc.	105	(0.35)%	(7,635)
HEICO Corp.	267	(0.42)%	(8,568)
Eagle Materials, Inc.	356	(0.43)%	(9,531)
Ingersoll Rand, Inc.	2,122	(1.15)%	(12,163)
Crown Holdings, Inc.	552	(0.66)%	(15,396)
AptarGroup, Inc.	1,361	(2.22)%	(17,499)
Vulcan Materials Co.	516	(0.91)%	(17,836)
Casella Waste Systems, Inc. — Class A	1,187	(0.88)%	(18,482)
Ball Corp.	1,281	(1.42)%	(20,983)
Tetra Tech, Inc.	894	(1.23)%	(25,408)
Total Industrial			(155,009)

Communications
Anaplan, Inc.	343	(0.29)%	(10,187)
Okta, Inc.	152	(0.46)%	(13,853)
Zendesk, Inc.	523	(0.89)%	(20,826)
Liberty Broadband Corp. — Class C	1,089	(2.05)%	(22,150)
Q2 Holdings, Inc.	598	(0.90)%	(27,352)
Total Communications			(94,368)
Total GS Equity Short Custom Basket			(1,198,763)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at December 31, 2020.
[2]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[3]	Rate indicated is the 7-day yield as of December 31, 2020.
[4]	Securities lending collateral — See Note 7.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,736,611	$—	$—	$23,736,611
Money Market Fund	394,525	—	—	394,525
Securities Lending Collateral	175,597	—	—	175,597
Equity Custom Basket Swap Agreements**	—	1,316,857	—	1,316,857
Total Assets	$24,306,733	$1,316,857	$—	$25,623,590

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$2,400,932	$—	$2,400,932

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $167,230 of securities loaned (cost $20,950,282)	$24,306,733
Cash	689
Unrealized appreciation on OTC swap agreements	1,316,857
Receivables:
Dividends	36,749
Fund shares sold	4,431
Securities lending income	19
Total assets	25,665,478

Liabilities:
Unrealized depreciation on OTC swap agreements	2,400,932
Payable for:
Return of securities lending collateral	175,597
Swap settlement	42,424
Management fees	17,502
Investor service fees	4,862
Transfer agent and administrative fees	2,314
Portfolio accounting fees	1,945
Fund shares redeemed	1,196
Trustees’ fees*	355
Miscellaneous	49,278
Total liabilities	2,696,405
Commitments and contingent liabilities (Note 11)	—
Net assets	$22,969,073

Net assets consist of:
Paid in capital	$24,621,747
Total distributable earnings (loss)	(1,652,674)
Net assets	$22,969,073
Capital shares outstanding	1,594,774
Net asset value per share	$14.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$557,069
Income from securities lending, net	301
Total investment income	557,370

Expenses:
Management fees	216,674
Investor service fees	60,187
Transfer agent and administrative fees	44,129
Professional fees	45,277
Portfolio accounting fees	24,074
Trustees’ fees*	6,038
Custodian fees	4,219
Miscellaneous	15,751
Total expenses	416,349
Net investment income	141,021

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,181,992
Swap agreements	(621,511)
Net realized gain	560,481
Net change in unrealized appreciation (depreciation) on:
Investments	398,000
Swap agreements	(362,699)
Net change in unrealized appreciation (depreciation)	35,301
Net realized and unrealized gain	595,782
Net increase in net assets resulting from operations	$736,803

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$141,021	$186,446
Net realized gain (loss) on investments	560,481	(2,649,687)
Net change in unrealized appreciation (depreciation) on investments	35,301	4,103,676
Net increase in net assets resulting from operations	736,803	1,640,435

Distributions to shareholders	(189,586)	(168,099)

Capital share transactions:
Proceeds from sale of shares	4,344,222	9,806,958
Distributions reinvested	189,586	168,099
Cost of shares redeemed	(12,795,374)	(9,974,536)
Net increase (decrease) from capital share transactions	(8,261,566)	521
Net increase (decrease) in net assets	(7,714,349)	1,472,857

Net assets:
Beginning of year	30,683,422	29,210,565
End of year	$22,969,073	$30,683,422

Capital share activity:
Shares sold	338,226	739,247
Shares issued from reinvestment of distributions	14,096	12,735
Shares redeemed	(973,871)	(749,957)
Net increase (decrease) in shares	(621,549)	2,025

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$13.84	$13.19	$17.59	$15.37	$15.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.09	.08	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	.59	.64	(2.19)	2.33	.09
Total from investment operations	.67	.73	(2.11)	2.28	.10
Less distributions from:
Net investment income	(.11)	(.08)	—	(.06)	—
Net realized gains	—	—	(2.29)	—	—
Total distributions	(.11)	(.08)	(2.29)	(.06)	—
Net asset value, end of period	$14.40	$13.84	$13.19	$17.59	$15.37

Total Return[b]	4.93%	5.54%	(12.94%)	14.85%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,969	$30,683	$29,211	$39,138	$31,887
Ratios to average net assets:
Net investment income (loss)	0.59%	0.65%	0.52%	(0.32%)	0.04%
Total expenses[c,d]	1.73%	1.72%	1.62%	1.78%	2.22%
Portfolio turnover rate	160%	170%	266%	258%	239%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years ended December 31 would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.73%	1.72%	1.62%	1.61%	1.56%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2020, Guggenheim Global Managed Futures Strategy Fund returned 2.60%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.67%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit or profit from market inefficiencies in futures markets around the globe.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of Guggenheim Strategy Funds and Guggenheim Ultra Short Duration Fund.

The Fund underperformed the SG CTA Index for the year, which returned 3.16%.

For the one-year period ended December 31, 2020, positions in Fixed Income, Volatility, Equity Indexes, and Commodities all contributed positively to the Fund’s return. Only Currencies detracted in 2020. Among the futures that contributed the most to performance were positions in Soybeans, NASDAQ 100, Gold, FTSE Taiwan, and U.S. Government 30-Year Bond.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.7%
Guggenheim Strategy Fund III	17.7%
Guggenheim Strategy Fund II	0.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.5%
Total	50.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	2.60%	(1.33%)	(1.51%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.67%	1.20%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

28 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.7%
Guggenheim Variable Insurance Strategy Fund III[1]	171,952	$4,305,677
Guggenheim Strategy Fund III[1]	95,616	2,399,952
Guggenheim Strategy Fund II1	4,489	112,043
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,208	71,938
Total Mutual Funds
(Cost $6,833,567)		6,889,610

	Face Amount
U.S. TREASURY BILLS†† - 9.0%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$1,224,000	1,223,953
Total U.S. Treasury Bills
(Cost $1,223,929)		1,223,953

REPURCHASE AGREEMENTS††,4 - 39.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	2,950,459	2,950,459
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,229,193	1,229,193
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,138,141	1,138,141
Total Repurchase Agreements
(Cost $5,317,793)		5,317,793

Total Investments - 98.8%
(Cost $13,375,289)		$13,431,356
Other Assets & Liabilities, net - 1.2%		161,329
Total Net Assets - 100.0%		$13,592,685

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Soybean Futures Contracts	10	Mar 2021	$655,000	$54,701
Wheat Futures Contracts	25	Jul 2021	787,500	43,375
Sugar #11 Futures Contracts	58	Apr 2021	954,262	37,141
Copper Futures Contracts	4	Mar 2021	352,400	28,975
Live Cattle Futures Contracts	26	Jun 2021	1,192,620	26,885
Gasoline RBOB Futures Contracts	10	Jan 2021	592,788	25,011
Corn Futures Contracts	9	Mar 2021	218,588	23,885
Soybean Oil Futures Contracts	9	Mar 2021	229,176	17,817
Silver Futures Contracts	1	Mar 2021	132,775	10,752
Cotton #2 Futures Contracts	4	Mar 2021	156,420	9,522
Gold 100 oz. Futures Contracts	2	Feb 2021	380,740	7,254
Soybean Meal Futures Contracts	6	Mar 2021	257,460	6,042
Brent Crude Futures Contracts	2	Jan 2021	103,440	5,897
Hard Red Winter Wheat Futures Contracts	1	Mar 2021	30,288	2,210
Platinum Futures Contracts	1	Apr 2021	54,045	1,862
Sugar #11 Futures Contracts	12	Jun 2021	190,579	1,575
WTI Crude Futures Contracts	3	Jan 2021	145,350	1,427
Cocoa Futures Contracts	1	Mar 2021	25,970	477
LME Nickel Futures Contracts	1	Feb 2021	99,516	(640)
LME Primary Aluminum Futures Contracts	1	Feb 2021	49,568	(1,241)
LME Lead Futures Contracts	3	Feb 2021	149,183	(8,870)
LME Zinc Futures Contracts	4	Feb 2021	274,176	(10,911)
Natural Gas Futures Contracts	20	Feb 2021	506,200	(26,851)
			$7,538,044	$256,295
Currency Futures Contracts Purchased†
British Pound Futures Contracts	24	Mar 2021	$2,052,150	$47,842
Canadian Dollar Futures Contracts	43	Mar 2021	3,380,015	18,803
Euro FX Futures Contracts	13	Mar 2021	1,988,350	13,958
New Zealand Dollar Futures Contracts	9	Mar 2021	647,730	13,726
Japanese Yen Futures Contracts	16	Mar 2021	1,938,500	13,346

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased† (continued)
Australian Dollar Futures Contracts	3	Mar 2021	$231,420	$6,137
Mexican Peso Futures Contracts	21	Mar 2021	523,740	453
			$10,761,905	$114,265
Equity Futures Contracts Purchased†
FTSE Taiwan Index Futures Contracts	11	Jan 2021	$561,330	$17,607
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2021	257,385	9,361
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2021	266,868	7,767
Amsterdam Index Futures Contracts††	2	Jan 2021	307,175	6,690
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2021	230,260	6,054
Tokyo Stock Price Index Futures Contracts	1	Mar 2021	175,840	5,798
Hang Seng Index Futures Contracts††	1	Jan 2021	173,645	4,670
MSCI Emerging Markets Index Futures Contracts	2	Mar 2021	128,790	4,107
S&P 500 Index Mini Futures Contracts	2	Mar 2021	374,425	4,027
Russell 2000 Index Mini Futures Contracts	2	Mar 2021	197,420	2,719
MSCI EAFE Index Futures Contracts	1	Mar 2021	106,525	2,428
FTSE/JSE TOP 40 Index Futures Contracts††	3	Mar 2021	112,615	1,381
SPI 200 Index Futures Contracts	2	Mar 2021	255,494	1,371
OMX Stockholm 30 Index Futures Contracts††	2	Jan 2021	45,817	953
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2021	136,553	848
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2021	161,617	(1,963)
CBOE Volatility Index Futures Contracts	8	Jan 2021	189,440	(2,312)
			$3,681,199	$71,506
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	28	Mar 2021	$3,179,149	$12,346
U.S. Treasury 2 Year Note Futures Contracts	52	Mar 2021	11,489,969	10,882
U.S. Treasury 5 Year Note Futures Contracts	29	Mar 2021	3,658,078	7,942
U.S. Treasury 10 Year Note Futures Contracts	30	Mar 2021	4,140,469	4,670
Australian Government 3 Year Bond Futures Contracts	165	Mar 2021	14,938,811	3,973
Euro - Bobl Futures Contracts††	5	Mar 2021	826,429	374
			$38,232,905	$40,187
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	9	Feb 2021	$230,040	$14,579
CBOE Volatility Index Futures Contracts	4	Mar 2021	103,160	52
HSCEI Index Futures Contracts††	1	Jan 2021	68,196	(1,023)
Euro STOXX 50 Index Futures Contracts††	1	Mar 2021	43,438	(1,519)
FTSE 100 Index Futures Contracts††	3	Mar 2021	266,379	(3,099)
			$711,213	$8,990
Interest Rate Futures Contracts Sold Short†
Euro - Schatz Futures Contracts††	50	Mar 2021	$6,859,726	$1,566
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2021	213,063	431
Canadian Government 10 Year Bond Futures Contracts††	6	Mar 2021	703,244	44
Euro - BTP Italian Government Bond Futures Contracts††	3	Mar 2021	557,588	(391)
Long Gilt Futures Contracts††	10	Mar 2021	1,852,495	(3,691)
Euro - OATS Futures Contracts††	10	Mar 2021	2,053,397	(3,796)
			$12,239,513	$(5,837)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	27	Mar 2021	$3,820,163	$(7,940)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	6	Jan 2021	$152,400	$8,445
NY Harbor ULSD Futures Contracts	1	Jan 2021	62,353	(166)
Lean Hogs Futures Contracts	1	Feb 2021	28,140	(1,283)
Cattle Feeder Futures Contracts	3	Mar 2021	210,187	(1,997)
Live Cattle Futures Contracts	3	Feb 2021	138,150	(2,379)

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Sold Short† (continued)
Gasoline RBOB Futures Contracts	7	Mar 2021	$449,438	$(13,336)
Coffee ‘C’ Futures Contracts	3	Mar 2021	143,213	(13,422)
Low Sulphur Gas Oil Futures Contracts	6	Feb 2021	256,350	(13,660)
Wheat Futures Contracts	23	Mar 2021	738,013	(14,682)
Live Cattle Futures Contracts	22	Apr 2021	1,049,840	(19,485)
Natural Gas Futures Contracts	27	Mar 2021	687,690	(27,069)
Sugar #11 Futures Contracts	43	Feb 2021	746,480	(34,172)
			$4,662,254	$(133,206)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,889,610	$—	$—	$6,889,610
U.S. Treasury Bills	—	1,223,953	—	1,223,953
Repurchase Agreements	—	5,317,793	—	5,317,793
Commodity Futures Contracts**	313,253	—	—	313,253
Currency Futures Contracts**	114,265	—	—	114,265
Equity Futures Contracts**	75,870	14,542	—	90,412
Interest Rate Futures Contracts**	40,244	1,984	—	42,228
Total Assets	$7,433,242	$6,558,272	$—	$13,991,514

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$190,164	$—	$—	$190,164
Equity Futures Contracts**	4,275	5,641	—	9,916
Currency Futures Contracts**	7,940	—	—	7,940
Interest Rate Futures Contracts**	—	7,878	—	7,878
Total Liabilities	$202,379	$13,519	$—	$215,898

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,771,464	$11,392	$(1,625,000)	$(50,862)	$5,049	$112,043	4,489	$11,481
Guggenheim Strategy Fund III	2,318,911	44,834	—	—	36,207	2,399,952	95,616	44,672
Guggenheim Ultra Short Duration Fund — Institutional Class	2,853,202	15,407	(2,740,000)	(58,582)	1,911	71,938	7,208	15,537
Guggenheim Variable Insurance Strategy Fund III	5,151,929	94,314	(1,000,000)	3,167	56,267	4,305,677	171,952	94,142
	$12,095,506	$165,947	$(5,365,000)	$(106,277)	$99,434	$6,889,610		$165,832

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,223,929)	$1,223,953
Investments in affiliated issuers, at value (cost $6,833,567)	6,889,610
Repurchase agreements, at value (cost $5,317,793)	5,317,793
Segregated cash with broker	155,720
Receivables:
Variation margin on futures contracts	46,653
Dividends	10,241
Fund shares sold	7,493
Interest	9
Total assets	13,651,472

Liabilities:
Overdraft due to custodian bank	210
Payable for:
Professional fees	19,697
Securities purchased	10,993
Management fees	10,146
Printing fees	8,353
Fund shares redeemed	3,282
Investor service fees	2,823
Transfer agent and administrative fees	1,344
Portfolio accounting fees	1,129
Trustees’ fees*	205
Miscellaneous	605
Total liabilities	58,787
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,592,685

Net assets consist of:
Paid in capital	$13,705,754
Total distributable earnings (loss)	(113,069)
Net assets	$13,592,685
Capital shares outstanding	832,974
Net asset value per share	$16.32

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$165,832
Interest	11,257
Total investment income	177,089

Expenses:
Management fees	145,925
Investor service fees	37,799
Transfer agent and administrative fees	26,679
Professional fees	32,133
Portfolio accounting fees	15,120
Trustees’ fees*	3,353
Custodian fees	2,348
Miscellaneous	9,005
Total expenses	272,362
Less:
Expenses waived by Adviser	(11,819)
Net expenses	260,543
Net investment loss	(83,454)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15)
Investments in affiliated issuers	(106,277)
Futures contracts	13,401
Foreign currency transactions	(1,403)
Net realized loss	(94,294)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	60
Investments in affiliated issuers	99,434
Futures contracts	390,296
Foreign currency translations	(107)
Net change in unrealized appreciation (depreciation)	489,683
Net realized and unrealized gain	395,389
Net increase in net assets resulting from operations	$311,935

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(83,454)	$116,193
Net realized gain (loss) on investments	(94,294)	1,163,577
Net change in unrealized appreciation (depreciation) on investments	489,683	(265,187)
Net increase in net assets resulting from operations	311,935	1,014,583

Distributions to shareholders	(742,547)	(124,141)

Capital share transactions:
Proceeds from sale of shares	5,382,174	6,039,386
Distributions reinvested	742,547	124,141
Cost of shares redeemed	(6,383,348)	(6,053,438)
Net increase (decrease) from capital share transactions	(258,627)	110,089
Net increase (decrease) in net assets	(689,239)	1,000,531

Net assets:
Beginning of year	14,281,924	13,281,393
End of year	$13,592,685	$14,281,924

Capital share activity:
Shares sold	318,315	356,833
Shares issued from reinvestment of distributions	46,007	7,506
Shares redeemed	(389,468)	(363,126)
Net increase (decrease) in shares	(25,146)	1,213

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$16.64	$15.50	$17.06	$15.93	$19.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.14	.20	.10	.06
Net gain (loss) on investments (realized and unrealized)	.51	1.15	(1.76)	1.27	(2.88)
Total from investment operations	.42	1.29	(1.56)	1.37	(2.82)
Less distributions from:
Net investment income	(.65)	(.15)	—	(.24)	(.67)
Net realized gains	(.09)	—	—	—	—
Total distributions	(.74)	(.15)	—	(.24)	(.67)
Net asset value, end of period	$16.32	$16.64	$15.50	$17.06	$15.93

Total Return[b]	2.60%	8.35%	(9.14%)	8.71%	(14.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,593	$14,282	$13,281	$14,791	$14,782
Ratios to average net assets:
Net investment income (loss)	(0.55%)	0.82%	1.21%	0.59%	0.32%
Total expenses[c]	1.80%	1.81%	1.72%	1.69%	1.69%
Net expenses[d]	1.72%	1.74%	1.66%	1.64%	1.62%
Portfolio turnover rate	2%	13%	8%	1%	39%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the one-year period ended December 31, 2020, Guggenheim Multi-Hedge Strategies Fund produced a return of 7.39%. The Fund succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 56% and 0%, respectively. During the period the fund experienced 7.6% risk, as measured by annualized daily return standard deviation.

The Fund outperformed the HFRX Global Hedge Fund Index, which returned 6.81% for the year. The HFRX Global Hedge Fund Index had a correlation of 59% with the S&P 500 and a 16% correlation to the Bloomberg Barclays U.S. Aggregate Bond Index in 2020.

Four of the five hedge fund strategies used within the Fund contributed positively to Fund returns in 2020. Specifically, Equity Market Neutral, Global Macro, Merger Arbitrage, and Long/Short Equity strategies were positive contributors for the year.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	12.8%
Guggenheim Strategy Fund III	6.1%
Guggenheim Strategy Fund II	5.3%
Guggenheim Variable Insurance Strategy Fund III	5.3%
Tiffany & Co.	3.4%
Varian Medical Systems, Inc.	2.5%
Willis Towers Watson plc	2.4%
National General Holdings Corp.	2.3%
Eaton Vance Corp.	2.0%
Maxim Integrated Products, Inc.	1.6%
Top Ten Total	43.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	7.39%	2.01%	2.38%
S&P 500 Index	18.40%	15.22%	13.88%
HFRX Global Hedge Fund Index	6.81%	3.29%	1.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

38 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 35.6%

Financial - 10.2%
Willis Towers Watson plc[1]	4,510	$950,167
National General Holdings Corp.[1]	27,124	927,098
Eaton Vance Corp.[1]	11,848	804,834
Front Yard Residential Corp. REIT[1]	33,409	541,226
TCF Financial Corp.	6,644	245,961
Waddell & Reed Financial, Inc. — Class A	9,572	243,799
Dime Community Bancshares, Inc.[1]	14,950	235,762
Genworth Financial, Inc. — Class A*	33,151	125,311
Total Financial		4,074,158

Technology - 7.5%
Maxim Integrated Products, Inc.[1]	7,345	651,134
Virtusa Corp.*,1	9,961	509,306
Xilinx, Inc.	3,488	494,494
Slack Technologies, Inc. — Class A*	11,509	486,140
RealPage, Inc.*	5,534	482,786
Inphi Corp.*	1,789	287,081
MTS Systems Corp.*	2,478	144,120
Total Technology		3,055,061

Consumer, Cyclical - 7.3%
Tiffany & Co.[1]	10,434	1,371,549
Navistar International Corp.*	13,935	612,583
BMC Stock Holdings, Inc.*,1	8,813	473,082
Foundation Building Materials, Inc.*	12,819	246,253
Sportsman’s Warehouse Holdings, Inc.*,††	13,609	238,838
Total Consumer, Cyclical		2,942,305

Consumer, Non-cyclical - 5.7%
Varian Medical Systems, Inc.*,1	5,637	986,531
IHS Markit Ltd.	4,855	436,125
Alexion Pharmaceuticals, Inc.*	1,581	247,015
HMS Holdings Corp.*	6,627	243,542
American Renal Associates Holdings, Inc.*	21,041	240,920
Cellular Biomedicine Group, Inc.*	9,769	179,554
Total Consumer, Non-cyclical		2,333,687

Industrial - 2.4%
Fitbit, Inc. — Class A*,1	73,771	501,643
SEACOR Holdings, Inc.*	5,856	242,731
Aerojet Rocketdyne Holdings, Inc.*	4,096	216,473
Total Industrial		960,847

Communications - 1.9%
Cincinnati Bell, Inc.*,1	33,133	506,380
Endurance International Group Holdings, Inc.*	26,636	251,710
Total Communications		758,090

Utilities - 0.6%
PNM Resources, Inc.[1]	5,003	242,796

Total Common Stocks
(Cost $13,736,919)		14,366,944

RIGHTS† - 0.0%
Consumer, Non-cyclical - 0.0%
Bristol-Myers Squibb Co.	5,855	4,041
Lantheus Holdings, Inc.*,†††	41,807	—
Alexion Pharmaceuticals, Inc.*,†††	32,749	—
Total Rights
(Cost $13,467)		4,041

MUTUAL FUNDS† - 29.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	516,152	5,151,197
Guggenheim Strategy Fund III[2]	97,718	2,452,729
Guggenheim Strategy Fund II2	86,854	2,167,874
Guggenheim Variable Insurance Strategy Fund III[2]	85,274	2,135,271
Total Mutual Funds
(Cost $11,855,700)		11,907,071

CLOSED-END FUNDS† - 9.5%
Apollo Senior Floating Rate Fund, Inc.[3]	8,179	117,790
Nuveen Short Duration Credit Opportunities Fund	8,802	117,595
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	9,312	116,307
Western Asset Inflation-Linked Opportunities & Income Fund	9,367	116,244
Royce Micro-Capital Trust, Inc.	11,444	115,813
Western Asset Emerging Markets Debt Fund, Inc.	8,276	115,037
PGIM Global High Yield Fund, Inc.[3]	7,899	114,773
Morgan Stanley Emerging Markets Debt Fund, Inc.	12,350	114,361
BlackRock California Municipal Income Trust	8,019	114,110
Nuveen Floating Rate Income Opportunity Fund	13,140	113,792
Nuveen New Jersey Quality Municipal Income Fund	7,832	112,546
Invesco Senior Income Trust	27,936	111,185
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	17,552	110,402
BlackRock Resources & Commodities Strategy Trust	13,293	98,501
CBRE Clarion Global Real Estate Income Fund	14,009	96,382
LMP Capital and Income Fund, Inc.[3]	7,896	91,988
Nuveen Real Asset Income and Growth Fund	6,246	84,071
Tortoise Power and Energy Infrastructure Fund, Inc.	7,512	83,233
General American Investors Company, Inc.	2,198	81,744
Lazard Global Total Return and Income Fund, Inc.	4,260	75,871
Miller/Howard High Dividend Fund	7,682	59,535

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Gabelli Global Small and Mid Capital Value Trust	4,180	$54,549
Nuveen Real Estate Income Fund	6,212	52,429
Franklin Universal Trust	6,068	45,449
Neuberger Berman California Municipal Fund, Inc.	2,961	40,270
Gabelli Healthcare & WellnessRx Trust	3,236	38,670
Voya Infrastructure Industrials and Materials Fund	3,744	38,563
Clough Global Equity Fund	2,599	35,658
Neuberger Berman New York Municipal Fund, Inc.	2,398	29,567
Nuveen Floating Rate Income Fund	3,275	28,623
Nuveen Ohio Quality Municipal Income Fund	1,564	24,484
European Equity Fund, Inc.	1,801	18,730
New Germany Fund, Inc.	889	16,918
Aberdeen Japan Equity Fund, Inc.	1,751	16,547
Adams Diversified Equity Fund, Inc.	909	15,717
Delaware Investments National Municipal Income Fund	1,154	15,198
Nuveen Senior Income Fund	1,830	9,498
Ellsworth Growth and Income Fund Ltd.	600	8,322
Korea Fund, Inc.	206	8,312
Bancroft Fund Ltd.	273	8,228
Herzfeld Caribbean Basin Fund, Inc.	1,600	8,176
Tekla Healthcare Investors	339	8,078
AllianzGI Diversified Income & Convertible Fund	247	8,072
New Ireland Fund, Inc.	776	8,055
Franklin Limited Duration Income Trust	851	8,016
Cohen & Steers Closed-End Opportunity Fund, Inc.	643	7,986
Eaton Vance Tax-Advantaged Global Dividend Income Fund	436	7,957
Templeton Emerging Markets Fund/United States	425	7,956
Nuveen New York Select Tax-Free Income Portfolio	560	7,941
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	314	7,935
AllianzGI Convertible & Income Fund	1,372	7,875
Tekla Healthcare Opportunities Fund	385	7,846
Gabelli Convertible and Income Securities Fund, Inc.	1,255	7,844
Nuveen Global High Income Fund	504	7,837
AllianzGI Convertible & Income Fund II	1,537	7,824
Tekla Life Sciences Investors	395	7,801
Central and Eastern Europe Fund, Inc.	324	7,799
Invesco Bond Fund	358	7,797
Royce Value Trust, Inc.	483	7,796
Gabelli Global Utility & Income Trust	422	7,773
Calamos Convertible Opportunities and Income Fund	574	7,772
Liberty All-Star Equity Fund[3]	1,125	7,763
Swiss Helvetia Fund, Inc.	868	7,760
First Trust Dynamic Europe Equity Income Fund	656	7,741
Aberdeen Global Dynamic Dividend Fund	740	7,726
Virtus Total Return Fund, Inc.	879	7,718
Ivy High Income Opportunities Fund	581	7,716
Aberdeen Australia Equity Fund, Inc.	1,464	7,715
Calamos Convertible and High Income Fund	540	7,711
Nuveen Core Equity Alpha Fund	548	7,710
First Trust Aberdeen Emerging Opportunity Fund	538	7,704
AllianceBernstein Global High Income Fund, Inc.	654	7,698
Calamos Dynamic Convertible & Income Fund	273	7,690
Delaware Investments Dividend & Income Fund, Inc.	831	7,687
MFS High Income Municipal Trust	1,515	7,681
BlackRock MuniYield Quality Fund III, Inc.	531	7,673
BlackRock Municipal Income Quality Trust	505	7,661
BlackRock MuniHoldings Quality Fund II, Inc.	561	7,658
Nuveen Municipal Credit Income Fund	475	7,657
Virtus Global Multi-Sector Income Fund	632	7,654
Western Asset Inflation - Linked Securities & Income Fund	561	7,652
Nuveen Tax-Advantaged Dividend Growth Fund	538	7,650
Nuveen Tax-Advantaged Total Return Strategy Fund	812	7,649
BlackRock Multi-Sector Income Trust	436	7,648
Aberdeen Total Dynamic Dividend Fund[3]	864	7,646
Wells Fargo Income Opportunities Fund	937	7,646
Nuveen Pennsylvania Quality Municipal Income Fund	528	7,640
Tri-Continental Corp.	259	7,635
Invesco Trust for Investment Grade New York Municipals	585	7,634
Invesco California Value Municipal Income Trust	576	7,620
Gabelli Dividend & Income Trust	355	7,618
BlackRock MuniYield Pennsylvania Quality Fund	510	7,609
Nuveen Maryland Quality Municipal Income Fund	539	7,605
Eaton Vance Floating-Rate Income Plus Fund	489	7,604
Eaton Vance Municipal Bond Fund	559	7,602
BlackRock MuniYield California Fund, Inc.	514	7,602
BlackRock New York Municipal Income Trust	521	7,601
Duff & Phelps Utility and Infrastructure Fund, Inc.	623	7,601
BNY Mellon Strategic Municipal Bond Fund, Inc.	965	7,595

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Georgia Quality Municipal Income Fund	581	$7,594
Wells Fargo Global Dividend Opportunity Fund	1,565	7,590
BlackRock MuniHoldings California Quality Fund, Inc.	506	7,590
AllianceBernstein National Municipal Income Fund, Inc.	526	7,585
Source Capital, Inc.	190	7,583
DWS Municipal Income Trust	652	7,583
Western Asset Premier Bond Fund	535	7,581
Federated Hermes Premier Municipal Income Fund	512	7,578
BlackRock MuniYield Quality Fund II, Inc.	542	7,577
Nuveen New York AMT-Free Quality Municipal Income Fund	560	7,577
Invesco Quality Municipal Income Trust	581	7,576
BlackRock New York Municipal Income Trust II	522	7,569
BlackRock Muni Intermediate Duration Fund, Inc.	509	7,569
Invesco Pennsylvania Value Municipal Income Trust	593	7,567
BlackRock MuniHoldings Fund, Inc.	467	7,565
Nuveen AMT-Free Quality Municipal Income Fund	501	7,565
Wells Fargo Multi-Sector Income Fund	623	7,563
Eaton Vance Senior Income Trust	1,189	7,562
Nuveen Quality Municipal Income Fund	492	7,562
BlackRock MuniYield New Jersey Fund, Inc.	523	7,557
BlackRock Municipal 2030 Target Term Trust	294	7,550
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	902	7,550
Eaton Vance New York Municipal Income Trust	540	7,549
MFS Investment Grade Municipal Trust	770	7,546
PIMCO New York Municipal Income Fund II	694	7,544
Invesco Trust for Investment Grade Municipals	571	7,543
Eaton Vance New York Municipal Bond Fund	614	7,540
BlackRock MuniVest Fund, Inc.	820	7,536
Sprott Focus Trust, Inc.	1,092	7,535
BlackRock MuniYield Michigan Quality Fund, Inc.	517	7,533
Western Asset Municipal High Income Fund, Inc.	1,003	7,532
BNY Mellon Municipal Income, Inc.	849	7,531
MFS High Yield Municipal Trust	1,711	7,528
Western Asset Managed Municipals Fund, Inc.	586	7,524
Aberdeen Global Premier Properties Fund	1,430	7,522
BlackRock MuniHoldings New York Quality Fund, Inc.	533	7,521
Western Asset Municipal Partners Fund, Inc.	503	7,520
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	520	7,519
PGIM High Yield Bond Fund, Inc.	501	7,515
Pioneer Municipal High Income Advantage Trust	645	7,514
Nuveen New York Quality Municipal Income Fund	531	7,514
Invesco Municipal Opportunity Trust	586	7,513
BlackRock MuniYield New York Quality Fund, Inc.	565	7,509
Eaton Vance California Municipal Income Trust	548	7,505
Nuveen California AMT-Free Quality Municipal Income Fund	476	7,502
Delaware Investments Colorado Municipal Income Fund, Inc.	527	7,499
Western Asset Intermediate Muni Fund, Inc.	815	7,498
Eaton Vance California Municipal Bond Fund	638	7,497
Invesco Value Municipal Income Trust	479	7,496
Voya International High Dividend Equity Income Fund	1,636	7,493
Invesco Advantage Municipal Income Trust II	660	7,491
First Trust High Income Long/Short Fund	507	7,488
MFS Multimarket Income Trust	1,224	7,479
BlackRock MuniYield Fund, Inc.	521	7,476
Invesco High Income Trust II	550	7,474
BlackRock Debt Strategies Fund, Inc.	715	7,472
Nuveen Michigan Quality Municipal Income Fund	506	7,469
DWS Strategic Municipal Income Trust	655	7,467
Eaton Vance Municipal Income Trust	558	7,466
Pioneer Municipal High Income Trust	600	7,464
Invesco Municipal Trust	582	7,461
John Hancock Investors Trust	432	7,461
Nuveen AMT-Free Municipal Value Fund	454	7,459
Nuveen California Quality Municipal Income Fund	492	7,459
Insight Select Income Fund	349	7,455
MFS Municipal Income Trust	1,115	7,448
Eaton Vance Tax-Managed Buy-Write Fund	752	7,445
Voya Asia Pacific High Dividend Equity Income Fund	862	7,439
Nuveen Credit Strategies Income Fund	1,175	7,438
First Trust Senior Floating Rate Income Fund II	640	7,437
BlackRock Floating Rate Income Strategies Fund, Inc.	614	7,436
BlackRock MuniHoldings Investment Quality Fund	528	7,434

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
John Hancock Tax-Advantaged Global Shareholder Yield Fund	1,344	$7,432
BlackRock Municipal Income Investment Trust	556	7,428
Voya Emerging Markets High Income Dividend Equity Fund	1,021	7,412
John Hancock Tax-Advantaged Dividend Income Fund	352	7,406
BlackRock Limited Duration Income Trust	465	7,403
BlackRock New York Municipal Income Quality Trust	543	7,401
Delaware Investments Minnesota Municipal Income Fund II, Inc.	564	7,400
Eaton Vance Floating-Rate Income Trust[3]	562	7,396
Voya Prime Rate Trust	1,654	7,393
Credit Suisse Asset Management Income Fund, Inc.	2,347	7,393
BlackRock MuniHoldings Quality Fund, Inc.	559	7,390
Nuveen New York Municipal Value Fund 2	498	7,385
Eaton Vance Senior Floating-Rate Trust	580	7,383
BNY Mellon High Yield Strategies Fund	2,456	7,368
Nuveen California Municipal Value Fund 2	477	7,351
BlackRock Floating Rate Income Trust	622	7,333
BlackRock Credit Allocation Income Trust	498	7,326
DTF Tax-Free Income, Inc.	491	7,316
Nuveen New Jersey Municipal Value Fund	521	7,302
Credit Suisse High Yield Bond Fund	3,201	7,298
Western Asset High Income Opportunity Fund, Inc.	1,467	7,262
Nuveen Pennsylvania Municipal Value Fund	157	2,240
Neuberger Berman High Yield Strategies Fund, Inc.	171	1,999
Total Closed-End Funds
(Cost $3,387,559)		3,824,634

	Face Amount
U.S. TREASURY BILLS†† - 14.3%
U.S. Treasury Bills
0.08% due 04/08/21[4,5]	$3,135,000	3,134,386
0.08% due 01/28/21[5,6]	2,616,000	2,615,900
Total U.S. Treasury Bills
(Cost $5,750,172)		5,750,286

REPURCHASE AGREEMENTS††,7 - 9.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	2,140,192	2,140,192
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	891,627	891,627
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	825,581	825,581
Total Repurchase Agreements
(Cost $3,857,400)		3,857,400

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[9]	132,673	132,673
Total Securities Lending Collateral
(Cost $132,673)		132,673

Total Investments - 98.8%
(Cost $38,733,890)		$39,843,049

COMMON STOCKS SOLD SHORT† - (11.7)%
Industrial - (1.2)%
Builders FirstSource, Inc.*	11,567	(472,049)

Consumer, Non-cyclical - (1.5)%
AstraZeneca plc ADR	3,359	(167,916)
S&P Global, Inc.	1,378	(452,990)
Total Consumer, Non-cyclical		(620,906)

Technology - (4.0)%
Marvell Technology Group Ltd.	4,156	(197,576)
salesforce.com, Inc.*	893	(198,719)
Advanced Micro Devices, Inc.*	6,011	(551,269)
Analog Devices, Inc.	4,627	(683,547)
Total Technology		(1,631,111)

Financial - (5.0)%
Bridge Bancorp, Inc.	9,688	(234,256)
Huntington Bancshares, Inc.	19,951	(251,981)
Morgan Stanley	6,911	(473,611)
Aon plc — Class A	4,871	(1,029,096)
Total Financial		(1,988,944)

Total Common Stocks Sold Short
(Proceeds $4,114,394)		(4,713,010)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (10.2)%
iShares Mortgage Real Estate ETF	49	(1,561)
iShares Latin America 40 ETF	70	(2,055)
iShares Agency Bond ETF	18	(2,152)
iShares MSCI All Country Asia ex Japan ETF	26	(2,330)
iShares Core High Dividend ETF	38	(3,332)
SPDR S&P Biotech ETF	53	(7,461)
SPDR Gold Shares — Class D*	47	(8,383)
Utilities Select Sector SPDR Fund	171	(10,722)
iShares Preferred & Income Securities ETF	294	(11,322)
iShares MSCI Emerging Markets ETF	228	(11,781)
VanEck Vectors Gold Miners ETF	533	(19,199)
iShares 7-10 Year Treasury Bond ETF	197	(23,630)
Health Care Select Sector SPDR Fund	347	(39,364)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
iShares Russell 1000 Growth ETF	173	$(41,717)
Energy Select Sector SPDR Fund	1,116	(42,296)
iShares iBoxx $ Investment Grade Corporate Bond ETF	350	(48,345)
iShares TIPS Bond ETF	386	(49,273)
SPDR Bloomberg Barclays Convertible Securities ETF	737	(61,016)
iShares Core U.S. Aggregate Bond ETF	974	(115,117)
VanEck Vectors High Yield Muni ETF	2,185	(134,465)
iShares U.S. Real Estate ETF	1,595	(136,612)
iShares Russell 1000 Value ETF	1,399	(191,285)
iShares Russell 2000 Index ETF	1,231	(241,350)
SPDR S&P 500 ETF Trust	669	(250,126)
iShares JP Morgan USD Emerging Markets Bond ETF	2,407	(278,995)
iShares iBoxx High Yield Corporate Bond ETF	3,216	(280,757)
iShares MSCI EAFE ETF	5,122	(373,701)
iShares Floating Rate Bond ETF	7,838	(397,543)
Invesco Senior Loan ETF	20,928	(466,276)
iShares National Muni Bond ETF	7,401	(867,397)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,942,721)		(4,119,563)

Total Securities Sold Short - (21.9)%
(Proceeds $8,057,115)		$(8,832,573)
Other Assets & Liabilities, net - 23.1%		9,302,304
Total Net Assets - 100.0%		$40,312,780

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Wheat Futures Contracts	80	Jul 2021	$2,520,000	$138,876
Sugar #11 Futures Contracts	178	Apr 2021	2,928,598	118,607
Live Cattle Futures Contracts	83	Jun 2021	3,807,210	80,366
Corn Futures Contracts	27	Mar 2021	655,762	79,102
Soybean Futures Contracts	11	Mar 2021	720,500	66,954
Gasoline RBOB Futures Contracts	25	Jan 2021	1,481,970	62,890
Soybean Oil Futures Contracts	19	Mar 2021	483,816	42,351
Cotton #2 Futures Contracts	6	Mar 2021	234,630	20,471
Copper Futures Contracts	2	Mar 2021	176,200	19,144
Brent Crude Futures Contracts	6	Jan 2021	310,320	17,690
Soybean Meal Futures Contracts	16	Mar 2021	686,560	16,112
Silver Futures Contracts	1	Mar 2021	132,775	10,772
Sugar #11 Futures Contracts	38	Jun 2021	603,501	4,988
Gold 100 oz. Futures Contracts	1	Feb 2021	190,370	3,557
WTI Crude Futures Contracts	5	Jan 2021	242,250	2,379
LME Nickel Futures Contracts	2	Feb 2021	199,032	(1,281)
Cocoa Futures Contracts	3	Mar 2021	77,910	(4,659)
LME Primary Aluminum Futures Contracts	6	Feb 2021	297,410	(7,446)
LME Zinc Futures Contracts	3	Feb 2021	205,632	(8,183)
LME Lead Futures Contracts	6	Feb 2021	298,365	(17,741)
Natural Gas Futures Contracts	64	Feb 2021	1,619,840	(62,573)
			$17,872,651	$582,376
Currency Futures Contracts Purchased†
British Pound Futures Contracts	79	Mar 2021	$6,754,994	$158,377
Canadian Dollar Futures Contracts	120	Mar 2021	9,432,600	52,354
New Zealand Dollar Futures Contracts	29	Mar 2021	2,087,130	44,102
Japanese Yen Futures Contracts	39	Mar 2021	4,725,094	29,849
Euro FX Futures Contracts	16	Mar 2021	2,447,200	15,000
			$25,447,018	$299,682
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	68	Mar 2021	$7,720,790	$29,872
Euro - BTP Italian Government Bond Futures Contracts††	17	Mar 2021	3,159,665	23,667
U.S. Treasury 10 Year Note Futures Contracts	73	Mar 2021	10,075,141	10,711

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased† (Continued)
Euro - 30 year Bond Futures Contracts††	5	Mar 2021	$1,379,032	$9,470
			$22,334,628	$73,720
Equity Futures Contracts Purchased†
Tokyo Stock Price Index Futures Contracts	2	Mar 2021	$351,679	$8,114
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2021	266,868	7,657
Amsterdam Index Futures Contracts††	1	Jan 2021	153,588	3,345
CAC 40 10 Euro Index Futures Contracts††	1	Jan 2021	68,276	1,033
CBOE Volatility Index Futures Contracts	4	Jun 2021	103,800	995
SPI 200 Index Futures Contracts	1	Mar 2021	127,747	686
Russell 2000 Index Mini Futures Contracts	1	Mar 2021	98,710	3
S&P 500 Index Mini Futures Contracts	1	Mar 2021	187,213	(152)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2021	257,385	(197)
OMX Stockholm 30 Index Futures Contracts††	7	Jan 2021	160,361	(517)
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2021	161,617	(1,963)
CBOE Volatility Index Futures Contracts	78	Jan 2021	1,847,040	(2,055)
			$3,784,284	$16,949
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	18	Mar 2021	$3,334,491	$2,165
U.S. Treasury Long Bond Futures Contracts	2	Mar 2021	345,875	480
Canadian Government 10 Year Bond Futures Contracts††	26	Mar 2021	3,047,389	191
Euro - Bund Futures Contracts††	3	Mar 2021	651,980	(823)
Euro - OATS Futures Contracts††	7	Mar 2021	1,437,378	(1,654)
			$8,817,113	$359
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	80	Feb 2021	$2,044,800	$21,757
CBOE Volatility Index Futures Contracts	38	Mar 2021	980,020	(2,290)
FTSE 100 Index Futures Contracts††	9	Mar 2021	799,138	(14,915)
Euro STOXX 50 Index Futures Contracts††	17	Mar 2021	738,447	(25,829)
DAX Index Futures Contracts††	2	Mar 2021	838,672	(29,920)
			$5,401,077	$(51,197)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	110	Mar 2021	$15,563,625	$(47,072)
Australian Dollar Futures Contracts	36	Mar 2021	2,777,040	(78,481)
			$18,340,665	$(125,553)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	13	Jan 2021	$330,200	$18,297
NY Harbor ULSD Futures Contracts	4	Jan 2021	249,413	(665)
Live Cattle Futures Contracts	1	Feb 2021	46,050	(793)
Lean Hogs Futures Contracts	1	Feb 2021	28,140	(1,951)
Cattle Feeder Futures Contracts	10	Mar 2021	700,625	(6,656)
Low Sulphur Gas Oil Futures Contracts	5	Feb 2021	213,625	(11,383)
Hard Red Winter Wheat Futures Contracts	6	Mar 2021	181,725	(13,318)
Coffee ‘C’ Futures Contracts	8	Mar 2021	381,900	(38,275)
Gasoline RBOB Futures Contracts	21	Mar 2021	1,348,313	(40,096)
Wheat Futures Contracts	71	Mar 2021	2,278,213	(40,151)
Live Cattle Futures Contracts	68	Apr 2021	3,244,960	(51,199)
Natural Gas Futures Contracts	83	Mar 2021	2,114,010	(83,212)
Sugar #11 Futures Contracts	144	Feb 2021	2,499,840	(138,235)
			$13,617,014	$(407,637)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$8,221,003	$786,091
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	8,221,004	762,900
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	3,655,133	360,245
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	3,654,435	307,562
					$23,751,575	$2,216,798
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$3,445,989	$(199,601)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.21%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	3,445,640	(200,330)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.21%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	5,255,219	(671,797)
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	5,255,203	(672,293)
					$17,402,051	$(1,744,021)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Communications
Viavi Solutions, Inc.	5,502	1.00%	$15,756
T-Mobile US, Inc.	577	0.94%	11,866
Cisco Systems, Inc.	2,388	1.30%	7,214
Alphabet, Inc. — Class C	11	0.23%	6,921
Ciena Corp.	689	0.44%	4,689
Verizon Communications, Inc.	1,667	1.19%	4,129
VeriSign, Inc.	187	0.49%	3,040
Discovery, Inc. — Class A	958	0.35%	2,803
Motorola Solutions, Inc.	250	0.52%	2,714
Cogent Communications Holdings, Inc.	885	0.64%	2,264
Omnicom Group, Inc.	780	0.59%	215
Juniper Networks, Inc.	2,989	0.82%	207
eBay, Inc.	714	0.44%	(657)
Sirius XM Holdings, Inc.	10,083	0.78%	(958)
AT&T, Inc.	1,210	0.42%	(1,016)
Total Communications			59,187

Consumer, Non-cyclical
United Rentals, Inc.	260	0.72%	19,670
McKesson Corp.	424	0.90%	18,372
United Therapeutics Corp.	362	0.67%	16,220

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Rent-A-Center, Inc.	989	0.46%	15,610
DaVita, Inc.	602	0.86%	13,148
Eli Lilly & Co.	200	0.41%	12,452
Jazz Pharmaceuticals plc	266	0.53%	10,194
Quanta Services, Inc.	702	0.61%	10,078
Johnson & Johnson	513	0.98%	9,519
Alexion Pharmaceuticals, Inc.	170	0.32%	8,277
Colgate-Palmolive Co.	954	0.99%	8,210
Philip Morris International, Inc.	1,127	1.13%	7,851
UnitedHealth Group, Inc.	178	0.76%	7,075
Amgen, Inc.	397	1.11%	6,232
Procter & Gamble Co.	512	0.87%	6,119
Cardinal Health, Inc.	1,259	0.82%	5,685
Kraft Heinz Co.	2,294	0.97%	5,160
Kimberly-Clark Corp.	555	0.91%	5,155
Anthem, Inc.	112	0.44%	4,376
Molina Healthcare, Inc.	123	0.32%	4,218
J M Smucker Co.	411	0.58%	4,188
Cigna Corp.	155	0.39%	4,133
Medtronic plc	175	0.25%	3,779
Constellation Brands, Inc. — Class A	132	0.35%	3,545
Post Holdings, Inc.	416	0.51%	3,102
Chemed Corp.	42	0.27%	2,651

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Mondelez International, Inc. — Class A	594	0.42%	$2,480
Pfizer, Inc.	1,123	0.50%	2,029
Kellogg Co.	321	0.24%	1,925
Alkermes plc	1,118	0.27%	1,577
Conagra Brands, Inc.	1,300	0.57%	1,516
Hologic, Inc.	293	0.26%	1,264
Merck & Company, Inc.	1,086	1.08%	1,081
Laboratory Corporation of America Holdings	219	0.54%	937
Ionis Pharmaceuticals, Inc.	401	0.28%	910
Tyson Foods, Inc. — Class A	670	0.53%	909
Hill-Rom Holdings, Inc.	222	0.26%	787
AbbVie, Inc.	194	0.25%	584
USANA Health Sciences, Inc.	264	0.25%	440
Encompass Health Corp.	334	0.34%	266
Molson Coors Beverage Co. — Class B	2,162	1.19%	242
Clorox Co.	101	0.25%	174
Bristol-Myers Squibb Co.	436	0.33%	(4)
Altria Group, Inc.	1,636	0.82%	(33)
CVS Health Corp.	625	0.52%	(121)
Vector Group Ltd.	2,314	0.33%	(143)
Prestige Consumer Healthcare, Inc.	551	0.23%	(310)
Humana, Inc.	89	0.44%	(343)
General Mills, Inc.	1,423	1.02%	(491)
Campbell Soup Co.	1,345	0.79%	(1,125)
TreeHouse Foods, Inc.	746	0.39%	(1,258)
Sprouts Farmers Market, Inc.	1,633	0.40%	(1,528)
Innoviva, Inc.	2,036	0.31%	(1,989)
John B Sanfilippo & Son, Inc.	464	0.45%	(3,719)
Ingredion, Inc.	615	0.59%	(4,321)
Gilead Sciences, Inc.	667	0.47%	(6,293)
Total Consumer, Non-cyclical			210,462

Industrial
Snap-on, Inc.	368	0.77%	18,321
TE Connectivity Ltd.	544	0.80%	17,775
AGCO Corp.	627	0.79%	16,930
Caterpillar, Inc.	235	0.52%	15,204
Timken Co.	571	0.54%	13,388
Vishay Intertechnology, Inc.	2,877	0.72%	12,232
Regal Beloit Corp.	283	0.42%	11,486
Terex Corp.	852	0.36%	10,953
Lincoln Electric Holdings, Inc.	332	0.47%	10,566
Hubbell, Inc.	470	0.90%	9,572
Owens Corning	388	0.36%	9,357
Garmin Ltd.	322	0.47%	9,208
Waters Corp.	165	0.50%	8,057
Oshkosh Corp.	522	0.55%	5,090
Arrow Electronics, Inc.	452	0.53%	5,082
Eaton Corporation plc	218	0.32%	4,798
Acuity Brands, Inc.	224	0.33%	4,046
National Instruments Corp.	541	0.29%	3,814
Keysight Technologies, Inc.	263	0.42%	3,620
Trane Technologies plc	135	0.24%	2,989
PerkinElmer, Inc.	158	0.28%	2,586
Dover Corp.	163	0.25%	2,582
Pentair plc	433	0.28%	2,407
A O Smith Corp.	372	0.25%	1,381
Energizer Holdings, Inc.	624	0.32%	1,370
Lennox International, Inc.	65	0.22%	170
3M Co.	233	0.50%	(311)
General Dynamics Corp.	272	0.49%	(1,127)
Masco Corp.	936	0.63%	(1,389)
Lockheed Martin Corp.	103	0.44%	(2,680)
Total Industrial			197,477

Consumer, Cyclical
Gentherm, Inc.	1,180	0.94%	29,005
Autoliv, Inc.	654	0.73%	20,098
Gentex Corp.	2,825	1.17%	19,624
Lear Corp.	275	0.53%	13,684
Cummins, Inc.	148	0.41%	11,615
Dolby Laboratories, Inc. — Class A	223	0.26%	6,970
Hanesbrands, Inc.	1,434	0.25%	6,017
MSC Industrial Direct Company, Inc. — Class A	297	0.30%	5,642
Brunswick Corp.	450	0.42%	5,526
Allison Transmission Holdings, Inc.	1,549	0.81%	2,743
AutoNation, Inc.	534	0.45%	2,574
Lowe’s Companies, Inc.	341	0.67%	1,722
AutoZone, Inc.	39	0.56%	1,521
Genuine Parts Co.	640	0.78%	1,459
PACCAR, Inc.	548	0.58%	851
Lennar Corp. — Class A	449	0.42%	(433)
PulteGroup, Inc.	806	0.42%	(978)
Meritage Homes Corp.	305	0.31%	(2,381)
Best Buy Company, Inc.	797	0.97%	(8,576)
Total Consumer, Cyclical			116,683

Technology
NetApp, Inc.	1,074	0.87%	25,374
Texas Instruments, Inc.	424	0.85%	14,673
KLA Corp.	181	0.57%	12,812

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
SS&C Technologies Holdings, Inc.	1,253	1.11%	$12,577
CDK Global, Inc.	960	0.61%	12,363
Seagate Technology plc	1,325	1.00%	11,950
HP, Inc.	2,226	0.67%	11,487
Oracle Corp.	959	0.75%	10,061
Applied Materials, Inc.	344	0.36%	8,930
Cerner Corp.	1,170	1.12%	8,568
Microchip Technology, Inc.	179	0.30%	6,910
Cirrus Logic, Inc.	392	0.39%	5,586
Apple, Inc.	309	0.50%	5,463
Kulicke & Soffa Industries, Inc.	818	0.32%	4,821
Skyworks Solutions, Inc.	231	0.43%	3,169
Dell Technologies, Inc. — Class C	460	0.41%	1,372
International Business Machines Corp.	817	1.25%	(21)
Paychex, Inc.	288	0.33%	(76)
Intel Corp.	1,391	0.84%	(4,870)
Total Technology			151,149

Financial
MetLife, Inc.	2,094	1.20%	13,455
Allstate Corp.	968	1.29%	9,175
Travelers Companies, Inc.	390	0.67%	7,332
Hartford Financial Services Group, Inc.	783	0.47%	7,191
Synchrony Financial	907	0.38%	6,411
Ameriprise Financial, Inc.	184	0.43%	5,312
Aflac, Inc.	783	0.42%	4,980
JPMorgan Chase & Co.	165	0.26%	4,903
M&T Bank Corp.	164	0.25%	3,077
Bank of America Corp.	708	0.26%	1,962
Berkshire Hathaway, Inc. — Class B	287	0.81%	1,946
Western Union Co.	2,086	0.56%	1,765
SEI Investments Co.	448	0.31%	333
Piedmont Office Realty Trust, Inc. — Class A	2,904	0.57%	(491)
Equity Residential	962	0.69%	(1,568)
Highwoods Properties, Inc.	1,713	0.83%	(1,702)
Total Financial			64,081

Utilities
Exelon Corp.	1,699	0.87%	3,518
Public Service Enterprise Group, Inc.	1,359	0.96%	3,397
Southern Co.	836	0.62%	3,203
IDACORP, Inc.	873	1.02%	3,096
CenterPoint Energy, Inc.	1,490	0.39%	2,433
NorthWestern Corp.	402	0.29%	1,144
UGI Corp.	1,241	0.53%	264
Ameren Corp.	949	0.90%	195
Avista Corp.	546	0.27%	(808)
OGE Energy Corp.	1,442	0.56%	(816)
Portland General Electric Co.	465	0.24%	(1,031)
PPL Corp.	2,483	0.85%	(2,052)
ONE Gas, Inc.	466	0.44%	(2,202)
Consolidated Edison, Inc.	518	0.46%	(2,371)
NiSource, Inc.	1,650	0.46%	(3,028)
Duke Energy Corp.	715	0.80%	(3,152)
Evergy, Inc.	1,454	0.98%	(3,467)
National Fuel Gas Co.	675	0.34%	(5,536)
Southwest Gas Holdings, Inc.	539	0.40%	(5,735)
Total Utilities			(12,948)
Total MS Long/Short Equity Long Custom Basket			$786,091

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
Kilroy Realty Corp.	867	(0.95)%	$5,751
UDR, Inc.	880	(0.64)%	5,164
Realty Income Corp.	1,294	(1.53)%	4,435
Douglas Emmett, Inc.	604	(0.34)%	2,497
Global Net Lease, Inc.	1,623	(0.53)%	1,668
JBG SMITH Properties	1,325	(0.79)%	1,568
QTS Realty Trust, Inc. — Class A	447	(0.53)%	929
Truist Financial Corp.	420	(0.38)%	293
First Industrial Realty Trust, Inc.	892	(0.72)%	291
American Tower Corp. — Class A	74	(0.32)%	265
Americold Realty Trust	774	(0.55)%	264
Host Hotels & Resorts, Inc.	1,347	(0.37)%	199
Camden Property Trust	372	(0.71)%	(59)
Crown Castle International Corp.	101	(0.31)%	(73)
Prologis, Inc.	532	(1.01)%	(581)
Agree Realty Corp.	1,217	(1.54)%	(960)
CyrusOne, Inc.	476	(0.66)%	(1,059)
Fulton Financial Corp.	1,540	(0.37)%	(1,251)
Healthpeak Properties, Inc.	1,282	(0.74)%	(1,331)
Duke Realty Corp.	828	(0.63)%	(1,412)
Howard Hughes Corp.	356	(0.53)%	(1,418)
Southside Bancshares, Inc.	1,054	(0.62)%	(1,496)
TFS Financial Corp.	1,518	(0.51)%	(1,914)
First Midwest Bancorp, Inc.	1,815	(0.55)%	(1,933)
SBA Communications Corp.	59	(0.32)%	(1,936)
STAG Industrial, Inc.	677	(0.40)%	(2,933)
Rayonier, Inc.	1,255	(0.70)%	(3,093)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Trust of America, Inc. — Class A	1,419	(0.74)%	$(3,204)
First Financial Bankshares, Inc.	1,105	(0.76)%	(3,750)
Equinix, Inc.	55	(0.75)%	(3,837)
EastGroup Properties, Inc.	292	(0.77)%	(3,995)
Loews Corp.	716	(0.61)%	(4,373)
Intercontinental Exchange, Inc.	373	(0.82)%	(4,434)
Brookline Bancorp, Inc.	3,276	(0.75)%	(4,511)
Alleghany Corp.	109	(1.25)%	(5,084)
Medical Properties Trust, Inc.	2,319	(0.96)%	(5,561)
Alexandria Real Estate Equities, Inc.	282	(0.96)%	(6,167)
Sun Communities, Inc.	391	(1.13)%	(7,791)
Terreno Realty Corp.	586	(0.65)%	(9,159)
Rexford Industrial Realty, Inc.	1,316	(1.23)%	(13,202)
First Republic Bank	481	(1.34)%	(16,796)
Total Financial			(89,989)

Technology
Splunk, Inc.	195	(0.63)%	3,428
NVIDIA Corp.	39	(0.39)%	(1,644)
salesforce.com, Inc.	127	(0.54)%	(2,398)
Appfolio, Inc. — Class A	93	(0.32)%	(3,135)
Clarivate plc	1,112	(0.63)%	(3,259)
Pegasystems, Inc.	314	(0.80)%	(3,415)
Tyler Technologies, Inc.	62	(0.51)%	(4,026)
Atlassian Corporation plc — Class A	96	(0.43)%	(4,656)
Coupa Software, Inc.	54	(0.35)%	(5,054)
ANSYS, Inc.	130	(0.90)%	(5,772)
Smartsheet, Inc. — Class A	264	(0.35)%	(6,153)
Rapid7, Inc.	361	(0.62)%	(6,347)
Workiva, Inc.	183	(0.32)%	(8,601)
HubSpot, Inc.	69	(0.52)%	(10,932)
Zscaler, Inc.	97	(0.37)%	(11,173)
Varonis Systems, Inc.	331	(1.03)%	(15,690)
Total Technology			(88,827)

Consumer, Non-cyclical
Nevro Corp.	296	(0.97)%	(755)
Moody’s Corp.	149	(0.82)%	(2,742)
Verisk Analytics, Inc. — Class A	184	(0.73)%	(3,843)
CoStar Group, Inc.	50	(0.88)%	(4,017)
WD-40 Co.	105	(0.53)%	(5,074)
Avery Dennison Corp.	203	(0.60)%	(7,448)
Avalara, Inc.	102	(0.32)%	(7,975)
Equifax, Inc.	291	(1.07)%	(9,341)
Total Consumer, Non-cyclical			(41,195)

Industrial
Raytheon Technologies Corp.	723	(0.98)%	2,198
US Ecology, Inc.	589	(0.41)%	497
Boeing Co.	62	(0.25)%	351
AMETEK, Inc.	207	(0.48)%	(131)
TransDigm Group, Inc.	56	(0.66)%	(4,267)
HEICO Corp.	156	(0.39)%	(4,566)
Eagle Materials, Inc.	205	(0.40)%	(5,333)
Martin Marietta Materials, Inc.	75	(0.41)%	(5,518)
Ingersoll Rand, Inc.	1,343	(1.16)%	(5,805)
Crown Holdings, Inc.	322	(0.61)%	(7,364)
Vulcan Materials Co.	305	(0.86)%	(8,529)
Casella Waste Systems, Inc. — Class A	694	(0.82)%	(9,314)
AptarGroup, Inc.	795	(2.07)%	(9,786)
Ball Corp.	783	(1.39)%	(10,766)
Tetra Tech, Inc.	544	(1.20)%	(12,366)
Total Industrial			(80,699)

Utilities
American States Water Co.	264	(0.40)%	1,394
California Water Service Group	825	(0.85)%	(3,211)
Total Utilities			(1,817)

Energy
Williams Companies, Inc.	1,318	(0.50)%	916
Cheniere Energy, Inc.	522	(0.60)%	(632)
Ovintiv, Inc.	2,505	(0.68)%	(2,457)
NOV, Inc.	1,458	(0.38)%	(3,290)
ChampionX Corp.	2,433	(0.71)%	(3,575)
Hess Corp.	775	(0.78)%	(5,328)
Phillips 66	1,001	(1.33)%	(6,248)
Schlumberger N.V.	3,059	(1.27)%	(6,608)
Total Energy			(27,222)

Basic Materials
Huntsman Corp.	1,857	(0.89)%	1,779
Newmont Corp.	413	(0.47)%	258
Sherwin-Williams Co.	36	(0.50)%	75
Ecolab, Inc.	92	(0.38)%	(2,795)
Ashland Global Holdings, Inc.	709	(1.07)%	(3,304)
Axalta Coating Systems Ltd.	1,225	(0.67)%	(3,801)
PPG Industries, Inc.	213	(0.58)%	(4,997)
DuPont de Nemours, Inc.	1,022	(1.38)%	(5,126)
Air Products and Chemicals, Inc.	358	(1.86)%	(5,433)
Balchem Corp.	727	(1.59)%	(6,482)
Celanese Corp. — Class A	397	(0.98)%	(8,725)
Freeport-McMoRan, Inc.	880	(0.44)%	(13,483)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
RPM International, Inc.	873	(1.51)%	$(13,967)
Linde plc	395	(1.98)%	(14,395)
Quaker Chemical Corp.	268	(1.29)%	(29,224)
Albemarle Corp.	393	(1.10)%	(30,333)
United States Steel Corp.	3,705	(1.18)%	(33,008)
Total Basic Materials			(172,961)

Consumer, Cyclical
United Airlines Holdings, Inc.	623	(0.51)%	543
Alaska Air Group, Inc.	874	(0.86)%	205
JetBlue Airways Corp.	2,314	(0.64)%	(3,864)
Delta Air Lines, Inc.	1,276	(0.98)%	(6,014)
Five Below, Inc.	152	(0.51)%	(6,095)
Southwest Airlines Co.	1,247	(1.11)%	(6,546)
Hilton Worldwide Holdings, Inc.	505	(1.07)%	(7,983)
Live Nation Entertainment, Inc.	414	(0.58)%	(8,849)
TJX Companies, Inc.	826	(1.07)%	(9,299)
Copart, Inc.	479	(1.16)%	(12,194)
NIKE, Inc. — Class B	524	(1.41)%	(12,992)
Scotts Miracle-Gro Co. — Class A	210	(0.80)%	(13,276)
Burlington Stores, Inc.	235	(1.17)%	(14,114)
Starbucks Corp.	825	(1.68)%	(20,576)
Total Consumer, Cyclical			(121,054)

Communications
Anaplan, Inc.	200	(0.27)%	(6,056)
Okta, Inc.	89	(0.43)%	(6,683)
Liberty Broadband Corp. — Class C	636	(1.92)%	(9,721)
Zendesk, Inc.	327	(0.89)%	(10,904)
Q2 Holdings, Inc.	367	(0.88)%	(14,669)
Total Communications			(48,033)
Total MS Long/Short Equity Short Custom Basket			$(671,797)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
United Rentals, Inc.	260	0.72%	$19,687
United Therapeutics Corp.	362	0.66%	16,120
Rent-A-Center, Inc.	989	0.46%	15,629
McKesson Corp.	424	0.90%	14,060
DaVita, Inc.	602	0.86%	13,149
Eli Lilly & Co.	200	0.41%	12,325
Jazz Pharmaceuticals plc	266	0.53%	10,315
Quanta Services, Inc.	702	0.61%	10,056
Johnson & Johnson	513	0.98%	9,052
Cardinal Health, Inc.	1,259	0.82%	8,305
Alexion Pharmaceuticals, Inc.	170	0.32%	8,284
Colgate-Palmolive Co.	954	0.99%	8,117
Amgen, Inc.	397	1.11%	7,344
UnitedHealth Group, Inc.	178	0.76%	7,104
Philip Morris International, Inc.	1,127	1.13%	6,232
Procter & Gamble Co.	512	0.87%	6,171
Kraft Heinz Co.	2,294	0.97%	5,120
Anthem, Inc.	112	0.44%	4,403
Cigna Corp.	155	0.39%	4,247
Molina Healthcare, Inc.	123	0.32%	4,149
Constellation Brands, Inc. — Class A	132	0.35%	3,567
J M Smucker Co.	411	0.58%	3,523
Post Holdings, Inc.	416	0.51%	3,007
Medtronic plc	175	0.25%	3,005
Chemed Corp.	42	0.27%	2,573
Mondelez International, Inc. — Class A	594	0.42%	2,421
Kellogg Co.	321	0.24%	1,730
Alkermes plc	1,118	0.27%	1,596
Conagra Brands, Inc.	1,300	0.57%	1,512
Hologic, Inc.	293	0.26%	1,350
Merck & Company, Inc.	1,086	1.08%	1,107
Laboratory Corporation of America Holdings	219	0.54%	944
Ionis Pharmaceuticals, Inc.	401	0.28%	937
Molson Coors Beverage Co. — Class B	2,162	1.19%	862
Tyson Foods, Inc. — Class A	670	0.53%	793
Hill-Rom Holdings, Inc.	222	0.26%	737
AbbVie, Inc.	194	0.25%	605
USANA Health Sciences, Inc.	264	0.25%	428
Encompass Health Corp.	334	0.34%	287
Clorox Co.	101	0.25%	156
Bristol-Myers Squibb Co.	436	0.33%	37
Altria Group, Inc.	1,636	0.82%	(79)
CVS Health Corp.	625	0.52%	(120)
Vector Group Ltd.	2,314	0.33%	(153)
Humana, Inc.	89	0.44%	(270)
Prestige Consumer Healthcare, Inc.	551	0.23%	(327)
Pfizer, Inc.	1,123	0.50%	(410)
Innoviva, Inc.	2,036	0.31%	(780)
Campbell Soup Co.	1,345	0.79%	(1,162)
General Mills, Inc.	1,423	1.02%	(1,181)
TreeHouse Foods, Inc.	746	0.39%	(1,232)
Kimberly-Clark Corp.	555	0.91%	(1,346)
Sprouts Farmers Market, Inc.	1,633	0.40%	(1,609)
Ingredion, Inc.	615	0.59%	(2,100)
John B Sanfilippo & Son, Inc.	464	0.45%	(3,675)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Gilead Sciences, Inc.	667	0.47%	$(6,528)
Total Consumer, Non-cyclical			200,074

Financial
MetLife, Inc.	2,094	1.20%	13,544
Allstate Corp.	968	1.29%	9,217
Travelers Companies, Inc.	390	0.67%	7,254
Hartford Financial Services Group, Inc.	783	0.47%	7,186
Synchrony Financial	907	0.38%	6,416
Ameriprise Financial, Inc.	184	0.43%	5,317
Aflac, Inc.	783	0.42%	4,918
JPMorgan Chase & Co.	165	0.26%	4,831
M&T Bank Corp.	164	0.25%	3,148
Berkshire Hathaway, Inc. — Class B	287	0.81%	1,936
Bank of America Corp.	708	0.26%	1,895
Western Union Co.	2,086	0.56%	1,701
SEI Investments Co.	448	0.31%	305
Piedmont Office Realty Trust, Inc. — Class A	2,904	0.57%	(376)
Equity Residential	962	0.69%	(1,626)
Highwoods Properties, Inc.	1,713	0.83%	(1,771)
Total Financial			63,895

Technology
NetApp, Inc.	1,074	0.87%	25,387
Texas Instruments, Inc.	424	0.85%	14,623
KLA Corp.	181	0.57%	12,760
SS&C Technologies Holdings, Inc.	1,253	1.11%	12,585
CDK Global, Inc.	960	0.61%	12,348
Seagate Technology plc	1,325	1.00%	11,928
HP, Inc.	2,226	0.67%	11,501
Applied Materials, Inc.	344	0.36%	8,961
Cerner Corp.	1,170	1.12%	8,586
Oracle Corp.	959	0.75%	8,536
Microchip Technology, Inc.	179	0.30%	6,916
Cirrus Logic, Inc.	392	0.39%	5,610
Apple, Inc.	309	0.50%	5,452
Kulicke & Soffa Industries, Inc.	818	0.32%	4,878
Skyworks Solutions, Inc.	231	0.43%	3,199
Dell Technologies, Inc. — Class C	460	0.41%	1,369
Paychex, Inc.	288	0.33%	(76)
International Business Machines Corp.	817	1.25%	(210)
Intel Corp.	1,391	0.84%	(4,845)
Total Technology			149,508

Industrial
Snap-on, Inc.	368	0.77%	18,171
TE Connectivity Ltd.	544	0.80%	17,787
AGCO Corp.	627	0.79%	16,892
Caterpillar, Inc.	235	0.52%	15,070
Timken Co.	571	0.54%	13,419
Vishay Intertechnology, Inc.	2,877	0.72%	12,155
Regal Beloit Corp.	283	0.42%	11,391
Terex Corp.	852	0.36%	10,961
Lincoln Electric Holdings, Inc.	332	0.47%	10,502
Hubbell, Inc.	470	0.90%	9,575
Owens Corning	388	0.36%	9,381
Garmin Ltd.	322	0.47%	9,182
Waters Corp.	165	0.50%	7,945
Arrow Electronics, Inc.	452	0.53%	5,028
Eaton Corporation plc	218	0.32%	4,790
Acuity Brands, Inc.	224	0.33%	4,097
National Instruments Corp.	541	0.29%	3,784
Oshkosh Corp.	522	0.55%	3,695
Keysight Technologies, Inc.	263	0.42%	3,618
Trane Technologies plc	135	0.24%	3,032
Dover Corp.	163	0.25%	2,615
PerkinElmer, Inc.	158	0.28%	2,601
Pentair plc	433	0.28%	2,409
A O Smith Corp.	372	0.25%	1,364
Energizer Holdings, Inc.	624	0.32%	1,342
Lennox International, Inc.	65	0.22%	188
3M Co.	233	0.50%	(305)
General Dynamics Corp.	272	0.49%	(1,129)
Masco Corp.	936	0.63%	(1,399)
Lockheed Martin Corp.	103	0.44%	(2,707)
Total Industrial			195,454

Utilities
Public Service Enterprise Group, Inc.	1,359	0.96%	3,405
IDACORP, Inc.	873	1.02%	3,133
Southern Co.	836	0.62%	2,957
Exelon Corp.	1,699	0.87%	2,819
CenterPoint Energy, Inc.	1,490	0.39%	2,420
NorthWestern Corp.	402	0.29%	1,160
UGI Corp.	1,241	0.53%	247
Ameren Corp.	949	0.90%	192
Avista Corp.	546	0.27%	(767)
OGE Energy Corp.	1,442	0.56%	(844)
PPL Corp.	2,483	0.85%	(1,505)
ONE Gas, Inc.	466	0.44%	(2,119)
Consolidated Edison, Inc.	518	0.46%	(2,415)
Portland General Electric Co.	465	0.24%	(3,012)
NiSource, Inc.	1,650	0.46%	(3,021)
Duke Energy Corp.	715	0.80%	(3,180)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Evergy, Inc.	1,454	0.98%	$(3,477)
National Fuel Gas Co.	675	0.34%	(4,714)
Southwest Gas Holdings, Inc.	539	0.40%	(5,693)
Total Utilities			(14,414)

Consumer, Cyclical
Gentherm, Inc.	1,180	0.94%	29,051
Autoliv, Inc.	654	0.73%	20,192
Gentex Corp.	2,825	1.17%	19,629
Lear Corp.	275	0.53%	13,601
Cummins, Inc.	148	0.41%	11,630
Dolby Laboratories, Inc. — Class A	223	0.26%	6,976
Hanesbrands, Inc.	1,434	0.25%	5,977
MSC Industrial Direct Company, Inc. — Class A	297	0.30%	5,646
Brunswick Corp.	450	0.42%	5,538
Allison Transmission Holdings, Inc.	1,549	0.81%	3,272
AutoNation, Inc.	534	0.45%	2,512
Lowe’s Companies, Inc.	341	0.67%	1,736
AutoZone, Inc.	39	0.56%	1,588
Genuine Parts Co.	640	0.78%	1,503
PACCAR, Inc.	548	0.58%	813
Lennar Corp. — Class A	449	0.42%	(443)
PulteGroup, Inc.	806	0.42%	(1,028)
Meritage Homes Corp.	305	0.31%	(2,536)
Best Buy Company, Inc.	797	0.97%	(8,660)
Total Consumer, Cyclical			116,997

Communications
Viavi Solutions, Inc.	5,502	1.00%	15,410
T-Mobile US, Inc.	577	0.95%	11,864
Cisco Systems, Inc.	2,388	1.30%	7,211
Alphabet, Inc. — Class C	11	0.23%	6,909
Ciena Corp.	689	0.44%	4,699
VeriSign, Inc.	187	0.49%	3,057
Motorola Solutions, Inc.	250	0.52%	2,786
Discovery, Inc. — Class A	958	0.35%	2,777
Cogent Communications Holdings, Inc.	885	0.64%	2,490
Verizon Communications, Inc.	1,667	1.19%	1,368
Juniper Networks, Inc.	2,989	0.82%	280
eBay, Inc.	714	0.44%	(775)
Sirius XM Holdings, Inc.	10,083	0.78%	(1,039)
Omnicom Group, Inc.	780	0.59%	(1,597)
AT&T, Inc.	1,210	0.42%	(4,054)
Total Communications			51,386
Total GS Long/Short Equity Long Custom Basket			$762,900

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
UDR, Inc.	880	(0.64)%	$6,107
Kilroy Realty Corp.	867	(0.95)%	5,687
Realty Income Corp.	1,294	(1.53)%	4,012
Douglas Emmett, Inc.	604	(0.34)%	2,489
Global Net Lease, Inc.	1,623	(0.53)%	1,637
JBG SMITH Properties	1,325	(0.79)%	1,592
Truist Financial Corp.	420	(0.38)%	338
First Industrial Realty Trust, Inc.	892	(0.72)%	316
American Tower Corp. — Class A	74	(0.32)%	275
Host Hotels & Resorts, Inc.	1,347	(0.37)%	234
Camden Property Trust	372	(0.71)%	(58)
Crown Castle International Corp.	101	(0.31)%	(100)
Prologis, Inc.	532	(1.01)%	(513)
Agree Realty Corp.	1,217	(1.54)%	(993)
CyrusOne, Inc.	476	(0.66)%	(1,124)
Howard Hughes Corp.	356	(0.53)%	(1,321)
Fulton Financial Corp.	1,540	(0.37)%	(1,330)
Duke Realty Corp.	828	(0.63)%	(1,362)
Healthpeak Properties, Inc.	1,282	(0.74)%	(1,365)
Southside Bancshares, Inc.	1,054	(0.62)%	(1,616)
SBA Communications Corp.	59	(0.32)%	(1,717)
First Midwest Bancorp, Inc.	1,815	(0.55)%	(1,887)
TFS Financial Corp.	1,518	(0.51)%	(1,947)
QTS Realty Trust, Inc. — Class A	447	(0.53)%	(2,351)
Americold Realty Trust	774	(0.55)%	(2,787)
STAG Industrial, Inc.	677	(0.40)%	(3,007)
Rayonier, Inc.	1,255	(0.70)%	(3,045)
Equinix, Inc.	55	(0.75)%	(3,202)
Healthcare Trust of America, Inc. — Class A	1,419	(0.74)%	(3,283)
EastGroup Properties, Inc.	292	(0.77)%	(3,436)
First Financial Bankshares, Inc.	1,105	(0.76)%	(3,769)
Intercontinental Exchange, Inc.	373	(0.82)%	(4,430)
Loews Corp.	716	(0.61)%	(4,440)
Brookline Bancorp, Inc.	3,276	(0.75)%	(4,530)
Alleghany Corp.	109	(1.25)%	(4,848)
Medical Properties Trust, Inc.	2,319	(0.96)%	(5,567)
Terreno Realty Corp.	586	(0.65)%	(5,733)
Alexandria Real Estate Equities, Inc.	282	(0.96)%	(6,126)
Sun Communities, Inc.	391	(1.13)%	(7,322)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Rexford Industrial Realty, Inc.	1,316	(1.23)%	$(9,619)
First Republic Bank	481	(1.34)%	(16,703)
Total Financial			(86,844)

Utilities
American States Water Co.	264	(0.40)%	1,382
California Water Service Group	825	(0.85)%	(3,234)
Total Utilities			(1,852)

Industrial
Raytheon Technologies Corp.	723	(0.98)%	2,272
US Ecology, Inc.	589	(0.41)%	478
Boeing Co.	62	(0.25)%	340
AMETEK, Inc.	207	(0.48)%	(127)
TransDigm Group, Inc.	56	(0.66)%	(4,282)
HEICO Corp.	156	(0.39)%	(4,517)
Eagle Materials, Inc.	205	(0.40)%	(5,328)
Martin Marietta Materials, Inc.	75	(0.41)%	(5,495)
Ingersoll Rand, Inc.	1,343	(1.16)%	(5,827)
Crown Holdings, Inc.	322	(0.61)%	(7,385)
Vulcan Materials Co.	305	(0.86)%	(8,508)
Casella Waste Systems, Inc. — Class A	694	(0.82)%	(9,352)
AptarGroup, Inc.	795	(2.07)%	(9,740)
Ball Corp.	783	(1.39)%	(10,079)
Tetra Tech, Inc.	544	(1.20)%	(12,481)
Total Industrial			(80,031)

Communications
Anaplan, Inc.	200	(0.27)%	(6,084)
Okta, Inc.	89	(0.43)%	(6,531)
Liberty Broadband Corp. — Class C	636	(1.92)%	(9,686)
Zendesk, Inc.	327	(0.89)%	(10,857)
Q2 Holdings, Inc.	367	(0.88)%	(14,152)
Total Communications			(47,310)

Basic Materials
Huntsman Corp.	1,857	(0.89)%	1,822
Newmont Corp.	413	(0.47)%	289
Sherwin-Williams Co.	36	(0.50)%	69
Ecolab, Inc.	92	(0.38)%	(2,770)
Ashland Global Holdings, Inc.	709	(1.07)%	(3,094)
Axalta Coating Systems Ltd.	1,225	(0.67)%	(3,749)
PPG Industries, Inc.	213	(0.58)%	(4,518)
DuPont de Nemours, Inc.	1,022	(1.38)%	(5,110)
Air Products and Chemicals, Inc.	358	(1.86)%	(5,399)
Celanese Corp. — Class A	397	(0.98)%	(8,734)
Balchem Corp.	727	(1.59)%	(12,043)
Freeport-McMoRan, Inc.	880	(0.44)%	(13,486)
Linde plc	395	(1.98)%	(14,258)
RPM International, Inc.	873	(1.51)%	(16,103)
Quaker Chemical Corp.	268	(1.29)%	(29,251)
Albemarle Corp.	393	(1.10)%	(30,402)
United States Steel Corp.	3,705	(1.18)%	(32,946)
Total Basic Materials			(179,683)

Consumer, Cyclical
United Airlines Holdings, Inc.	623	(0.51)%	512
Alaska Air Group, Inc.	874	(0.86)%	14
JetBlue Airways Corp.	2,314	(0.64)%	(3,826)
Delta Air Lines, Inc.	1,276	(0.98)%	(5,962)
Five Below, Inc.	152	(0.51)%	(6,090)
Southwest Airlines Co.	1,247	(1.11)%	(6,559)
Hilton Worldwide Holdings, Inc.	505	(1.07)%	(7,935)
Live Nation Entertainment, Inc.	414	(0.58)%	(8,812)
TJX Companies, Inc.	826	(1.07)%	(9,249)
Copart, Inc.	479	(1.16)%	(12,189)
NIKE, Inc. — Class B	524	(1.41)%	(13,007)
Scotts Miracle-Gro Co. — Class A	210	(0.80)%	(13,241)
Burlington Stores, Inc.	235	(1.17)%	(14,281)
Starbucks Corp.	825	(1.68)%	(20,603)
Total Consumer, Cyclical			(121,228)

Energy
Williams Companies, Inc.	1,318	(0.50)%	913
Cheniere Energy, Inc.	522	(0.60)%	(575)
Ovintiv, Inc.	2,505	(0.68)%	(2,125)
ChampionX Corp.	2,433	(0.71)%	(3,198)
NOV, Inc.	1,458	(0.38)%	(3,301)
Hess Corp.	775	(0.78)%	(5,362)
Phillips 66	1,001	(1.33)%	(6,311)
Schlumberger N.V.	3,059	(1.27)%	(6,337)
Total Energy			(26,296)

Consumer, Non-cyclical
Nevro Corp.	296	(0.97)%	(478)
Moody’s Corp.	149	(0.82)%	(2,765)
Verisk Analytics, Inc. — Class A	184	(0.73)%	(3,839)
CoStar Group, Inc.	50	(0.88)%	(4,042)
WD-40 Co.	105	(0.53)%	(5,106)
Avalara, Inc.	102	(0.32)%	(7,396)
Avery Dennison Corp.	203	(0.60)%	(7,497)
Equifax, Inc.	291	(1.07)%	(9,320)
Total Consumer, Non-cyclical			(40,443)

Technology
Splunk, Inc.	195	(0.63)%	3,426

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
NVIDIA Corp.	39	(0.39)%	$(1,713)
salesforce.com, Inc.	127	(0.54)%	(2,502)
Appfolio, Inc. — Class A	93	(0.32)%	(3,152)
Clarivate plc	1,112	(0.63)%	(3,275)
Pegasystems, Inc.	314	(0.80)%	(3,406)
Tyler Technologies, Inc.	62	(0.51)%	(4,032)
Atlassian Corporation plc — Class A	96	(0.43)%	(4,720)
Coupa Software, Inc.	54	(0.35)%	(5,056)
ANSYS, Inc.	130	(0.90)%	(5,808)
Smartsheet, Inc. — Class A	264	(0.35)%	(6,161)
Rapid7, Inc.	361	(0.62)%	(6,176)
Workiva, Inc.	183	(0.32)%	(8,620)
HubSpot, Inc.	69	(0.52)%	(10,682)
Zscaler, Inc.	97	(0.37)%	(11,171)
Varonis Systems, Inc.	331	(1.03)%	(15,558)
Total Technology			(88,606)
Total GS Long/Short Equity Short Custom Basket			$(672,293)

MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	840	4.22%	$84,564
Safehold, Inc.	1,920	3.81%	80,486
Sun Communities, Inc.	1,092	4.54%	50,592
Terreno Realty Corp.	2,578	4.13%	37,917
Kilroy Realty Corp.	2,102	3.30%	20,482
Weingarten Realty Investors	6,308	3.74%	20,097
Ventas, Inc.	3,109	4.17%	18,837
Gaming and Leisure Properties, Inc.	3,187	3.70%	16,119
Healthpeak Properties, Inc.	3,970	3.28%	13,788
Colony Capital, Inc.	15,076	1.98%	8,588
NETSTREIT Corp.	4,650	2.48%	7,844
Sabra Health Care REIT, Inc.	7,429	3.53%	7,183
VICI Properties, Inc.	4,130	2.88%	5,952
CyrusOne, Inc.	1,359	2.72%	4,266
Equity LifeStyle Properties, Inc.	1,046	1.81%	3,077
Public Storage	553	3.49%	1,906
First Industrial Realty Trust, Inc.	2,311	2.66%	1,570
Invitation Homes, Inc.	2,146	1.74%	1,550
JBG SMITH Properties	4,073	3.48%	1,432
National Retail Properties, Inc.	1,551	1.74%	526
Welltower, Inc.	1,950	3.45%	503
Apartment Income REIT Corp.	3,315	3.48%	(142)
Prologis, Inc.	1,266	3.45%	(980)
UDR, Inc.	2,383	2.51%	(1,128)
American Assets Trust, Inc.	2,192	1.73%	(1,911)
Urban Edge Properties	4,378	1.55%	(2,132)
Boston Properties, Inc.	758	1.96%	(2,896)
American Tower Corp. — Class A	407	2.50%	(2,919)
Equity Residential	2,047	3.32%	(5,240)
Highwoods Properties, Inc.	3,060	3.32%	(6,135)
AvalonBay Communities, Inc.	740	3.25%	(7,985)
Total Financial			355,811

Consumer, Cyclical
Las Vegas Sands Corp.	1,587	2.59%	2,845
Wynn Resorts Ltd.	1,131	3.49%	1,589
Total Consumer, Cyclical			4,434
Total MS Equity Market Neutral Long Custom Basket			$360,245

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Crown Castle International Corp.	566	(2.62)%	$4,542
Omega Healthcare Investors, Inc.	3,369	(3.56)%	4,018
Equinix, Inc.	84	(1.74)%	2,568
PS Business Parks, Inc.	696	(2.68)%	2,311
Cousins Properties, Inc.	3,648	(3.55)%	1,743
Retail Opportunity Investments Corp.	4,740	(1.84)%	1,423
Duke Realty Corp.	3,136	(3.64)%	1,388
Mid-America Apartment Communities, Inc.	1,018	(3.74)%	1,043
American Campus Communities, Inc.	1,462	(1.81)%	854
Spirit Realty Capital, Inc.	1,540	(1.80)%	407
Camden Property Trust	1,267	(3.67)%	(184)
Independence Realty Trust, Inc.	4,666	(1.82)%	(536)
CoreSite Realty Corp.	759	(2.76)%	(667)
Physicians Realty Trust	5,378	(2.78)%	(784)
Brixmor Property Group, Inc.	3,978	(1.91)%	(984)
Global Net Lease, Inc.	2,669	(1.33)%	(1,439)
Life Storage, Inc.	1,066	(3.69)%	(2,186)
American Homes 4 Rent — Class A	4,283	(3.73)%	(2,726)
Easterly Government Properties, Inc.	3,316	(2.18)%	(2,883)
Industrial Logistics Properties Trust	2,709	(1.83)%	(3,198)
Healthcare Trust of America, Inc. — Class A	3,665	(2.93)%	(4,652)
Hudson Pacific Properties, Inc.	2,708	(1.89)%	(6,473)
Four Corners Property Trust, Inc.	1,633	(1.41)%	(7,411)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Paramount Group, Inc.	8,092	(2.12)%	$(8,994)
Douglas Emmett, Inc.	2,145	(1.82)%	(11,327)
Columbia Property Trust, Inc.	3,421	(1.42)%	(11,532)
Washington Real Estate Investment Trust	5,127	(3.22)%	(12,368)
Essential Properties Realty Trust, Inc.	4,525	(2.78)%	(12,732)
VEREIT, Inc.	2,600	(2.85)%	(18,269)
Kennedy-Wilson Holdings, Inc.	6,219	(3.23)%	(21,771)
Monmouth Real Estate Investment Corp.	10,887	(5.47)%	(30,850)
STORE Capital Corp.	3,115	(3.07)%	(31,955)
Retail Properties of America, Inc. — Class A	12,854	(3.19)%	(36,278)
Total Financial			(209,902)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,237	(2.67)%	(1,578)
Choice Hotels International, Inc.	1,201	(3.72)%	(2,541)
Total Consumer, Cyclical			(4,119)

Exchange-Traded Funds
Vanguard Real Estate ETF	2,243	(5.53)%	13,691
Total MS Equity Market Neutral Short Custom Basket			$(200,330)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	840	4.22%	$85,534
Safehold, Inc.	1,920	3.82%	80,418
Terreno Realty Corp.	2,578	4.13%	24,317
Sun Communities, Inc.	1,092	4.54%	23,864
Kilroy Realty Corp.	2,102	3.30%	20,467
Weingarten Realty Investors	6,308	3.74%	19,834
Ventas, Inc.	3,109	4.17%	18,728
Gaming and Leisure Properties, Inc.	3,146	3.65%	16,215
Colony Capital, Inc.	15,076	1.98%	8,739
NETSTREIT Corp.	4,650	2.48%	7,759
Sabra Health Care REIT, Inc.	7,429	3.53%	6,922
VICI Properties, Inc.	4,130	2.88%	5,779
CyrusOne, Inc.	1,359	2.72%	4,265
Equity LifeStyle Properties, Inc.	1,046	1.81%	3,074
Public Storage	553	3.49%	1,909
Invitation Homes, Inc.	2,146	1.74%	1,595
First Industrial Realty Trust, Inc.	2,311	2.66%	1,589
JBG SMITH Properties	4,073	3.49%	1,502
Healthpeak Properties, Inc.	3,970	3.28%	1,461
National Retail Properties, Inc.	1,551	1.74%	545
Welltower, Inc.	1,950	3.45%	487
Apartment Income REIT Corp.	3,315	3.48%	(81)
Prologis, Inc.	1,266	3.45%	(959)
UDR, Inc.	2,383	2.51%	(1,078)
American Assets Trust, Inc.	2,192	1.73%	(1,901)
Urban Edge Properties	4,378	1.55%	(2,046)
American Tower Corp. — Class A	407	2.50%	(2,922)
Boston Properties, Inc.	769	1.99%	(2,992)
Equity Residential	2,047	3.32%	(5,726)
Highwoods Properties, Inc.	3,060	3.32%	(6,207)
AvalonBay Communities, Inc.	740	3.25%	(7,990)
Total Financial			303,101

Consumer, Cyclical
Las Vegas Sands Corp.	1,587	2.59%	2,864
Wynn Resorts Ltd.	1,131	3.49%	1,597
Total Consumer, Cyclical			4,461
Total GS Equity Market Neutral Long Custom Basket			$307,562

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Crown Castle International Corp.	566	(2.62)%	$4,576
Omega Healthcare Investors, Inc.	3,369	(3.55)%	4,015
Equinix, Inc.	84	(1.74)%	2,405
PS Business Parks, Inc.	696	(2.68)%	2,179
Cousins Properties, Inc.	3,648	(3.55)%	1,739
Retail Opportunity Investments Corp.	4,740	(1.84)%	1,498
Duke Realty Corp.	3,136	(3.64)%	1,416
Mid-America Apartment Communities, Inc.	1,018	(3.74)%	1,087
American Campus Communities, Inc.	1,462	(1.81)%	878
Spirit Realty Capital, Inc.	1,540	(1.80)%	454
Camden Property Trust	1,267	(3.67)%	(172)
Independence Realty Trust, Inc.	4,666	(1.82)%	(547)
CoreSite Realty Corp.	759	(2.76)%	(663)
Physicians Realty Trust	5,378	(2.78)%	(763)
Brixmor Property Group, Inc.	3,978	(1.91)%	(946)
Global Net Lease, Inc.	2,577	(1.28)%	(1,303)
Life Storage, Inc.	1,066	(3.69)%	(2,162)
American Homes 4 Rent — Class A	4,283	(3.73)%	(2,697)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Easterly Government Properties, Inc.	3,401	(2.24)%	$(2,923)
Industrial Logistics Properties Trust	2,709	(1.83)%	(3,175)
Healthcare Trust of America, Inc. — Class A	3,665	(2.93)%	(4,622)
Hudson Pacific Properties, Inc.	2,708	(1.89)%	(6,399)
Four Corners Property Trust, Inc.	1,633	(1.41)%	(7,367)
Paramount Group, Inc.	8,092	(2.12)%	(8,883)
Douglas Emmett, Inc.	2,145	(1.82)%	(11,311)
Columbia Property Trust, Inc.	3,421	(1.42)%	(11,508)
Washington Real Estate Investment Trust	5,127	(3.22)%	(12,279)
Essential Properties Realty Trust, Inc.	4,525	(2.78)%	(12,710)
VEREIT, Inc.	2,600	(2.85)%	(18,209)
Kennedy-Wilson Holdings, Inc.	6,219	(3.23)%	(21,881)
Monmouth Real Estate Investment Corp.	10,887	(5.47)%	(30,841)
STORE Capital Corp.	3,115	(3.07)%	(31,902)
Retail Properties of America, Inc. — Class A	12,854	(3.19)%	(36,182)
Total Financial			(209,198)

Exchange-Traded Funds
Vanguard Real Estate ETF	2,243	(5.53)%	13,705

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,237	(2.67)%	(1,589)
Choice Hotels International, Inc.	1,201	(3.72)%	(2,519)
Total Consumer, Cyclical			(4,108)
Total GS Equity Market Neutral Short Custom Basket			$(199,601)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2020.
[2]	Affiliated issuer.
[3]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[4]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2020.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,128,106	$238,838	$—		$14,366,944
Rights	4,041	—	—	*	4,041
Mutual Funds	11,907,071	—	—		11,907,071
Closed-End Funds	3,824,634	—	—		3,824,634
U.S. Treasury Bills	—	5,750,286	—		5,750,286
Repurchase Agreements	—	3,857,400	—		3,857,400
Securities Lending Collateral	132,673	—	—		132,673
Commodity Futures Contracts**	702,556	—	—		702,556
Currency Futures Contracts**	299,682	—	—		299,682
Interest Rate Futures Contracts**	41,063	35,493	—		76,556
Equity Futures Contracts**	39,212	4,378	—		43,590
Equity Custom Basket Swap Agreements**	—	2,216,798	—		2,216,798
Total Assets	$31,079,038	$12,103,193	$—		$43,182,231

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,713,010	$—	$—	$4,713,010
Exchange-Traded Funds	4,119,563	—	—	4,119,563
Commodity Futures Contracts**	527,817	—	—	527,817
Currency Futures Contracts**	125,553	—	—	125,553
Equity Futures Contracts**	6,657	71,181	—	77,838
Interest Rate Futures Contracts**	—	2,477	—	2,477
Equity Custom Basket Swap Agreements**	—	1,744,021	—	1,744,021
Total Liabilities	$9,492,600	$1,817,679	$—	$11,310,279

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,223,473	$45,913	$(1,100,000)	$(25,631)	$24,119	$2,167,874	86,854	$45,885
Guggenheim Strategy Fund III	2,969,422	46,062	(600,000)	(7,279)	44,524	2,452,729	97,718	45,926
Guggenheim Ultra Short Duration Fund — Institutional Class	3,557,751	3,354,118	(1,800,000)	4,647	34,681	5,151,197	516,152	54,012
Guggenheim Variable Insurance Strategy Fund III	3,372,100	38,731	(1,300,000)	(16,270)	40,710	2,135,271	85,274	38,691
	$13,122,746	$3,484,824	$(4,800,000)	$(44,533)	$144,034	$11,907,071		$184,514

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $128,795 of securities loaned (cost $23,020,790)	$24,078,578
Investments in affiliated issuers, at value (cost $11,855,700)	11,907,071
Repurchase agreements, at value (cost $3,857,400)	3,857,400
Cash	8,947,605
Segregated cash with broker	317,832
Unrealized appreciation on OTC swap agreements	2,216,798
Receivables:
Variation margin on futures contracts	193,076
Swap settlement	115,846
Dividends	29,744
Fund shares sold	1,415
Securities lending income	603
Foreign tax reclaims	476
Interest	6
Total assets	51,666,450

Liabilities:
Securities sold short, at value (proceeds $8,057,115)	8,832,573
Unrealized depreciation on OTC swap agreements	1,744,021
Payable for:
Securities purchased	495,255
Return of securities lending collateral	132,673
Fund shares redeemed	106,293
Management fees	38,405
Miscellaneous	4,450
Total liabilities	11,353,670
Commitments and contingent liabilities (Note 11)	—
Net assets	$40,312,780

Net assets consist of:
Paid in capital	$39,502,008
Total distributable earnings (loss)	810,772
Net assets	$40,312,780
Capital shares outstanding	1,573,240
Net asset value per share	$25.62

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$305,453
Dividends from securities of affiliated issuers	184,514
Interest	43,554
Income from securities lending, net	5,141
Total investment income	538,662

Expenses:
Management fees	470,491
Short sales dividend expense	157,691
Prime broker interest expense	39,793
Miscellaneous	2,031
Total expenses	670,006
Less:
Expenses waived by Adviser	(23,106)
Net expenses	646,900
Net investment loss	(108,238)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	824,277
Investments in affiliated issuers	(44,533)
Investments sold short	(624,545)
Swap agreements	2,179,647
Futures contracts	516,725
Options written	4,024
Foreign currency transactions	(8,667)
Net realized gain	2,846,928
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	410,612
Investments in affiliated issuers	144,034
Investments sold short	(560,245)
Swap agreements	(672,847)
Futures contracts	527,901
Foreign currency translations	(668)
Net change in unrealized appreciation (depreciation)	(151,213)
Net realized and unrealized gain	2,695,715
Net increase in net assets resulting from operations	$2,587,477

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(108,238)	$349,972
Net realized gain on investments	2,846,928	442,773
Net change in unrealized appreciation (depreciation) on investments	(151,213)	1,172,534
Net increase in net assets resulting from operations	2,587,477	1,965,279

Distributions to shareholders	(546,653)	(875,142)

Capital share transactions:
Proceeds from sale of shares	23,023,957	3,288,700
Distributions reinvested	546,653	875,142
Cost of shares redeemed	(19,908,660)	(10,979,155)
Net increase (decrease) from capital share transactions	3,661,950	(6,815,313)
Net increase (decrease) in net assets	5,702,774	(5,725,176)

Net assets:
Beginning of year	34,610,006	40,335,182
End of year	$40,312,780	$34,610,006

Capital share activity:
Shares sold	907,676	135,737
Shares issued from reinvestment of distributions	21,675	36,771
Shares redeemed	(787,955)	(453,659)
Net increase (decrease) in shares	141,396	(281,151)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$24.17	$23.55	$24.83	$23.95	$24.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.07)	.23	.20	(.09)	(.16)
Net gain (loss) on investments (realized and unrealized)	1.85	.97	(1.48)	.97	.04
Total from investment operations	1.78	1.20	(1.28)	.88	(.12)
Less distributions from:
Net investment income	(.33)	(.58)	—	—	(.02)
Total distributions	(.33)	(.58)	—	—	(.02)
Net asset value, end of period	$25.62	$24.17	$23.55	$24.83	$23.95

Total Return[b]	7.39%	5.15%	(5.16%)	3.67%	(0.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,313	$34,610	$40,335	$43,695	$47,953
Ratios to average net assets:
Net investment income (loss)	(0.27%)	0.94%	0.85%	(0.39%)	(0.66%)
Total expenses[c]	1.68%	1.72%	1.54%	1.88%	2.27%
Net expenses[d]	1.63%	1.69%	1.52%	1.85%	2.23%
Portfolio turnover rate	207%	163%	162%	158%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense related to short sales. Excluding interest and dividend expense related to short sales, net expense ratios for the year end would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.13%	1.16%	1.16%	1.16%	1.17%

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2020, Guggenheim Commodities Strategy Fund returned -22.72%, compared with a return of -23.72% for the Index.

Crude Oil and other petroleum prices collapsed in the first four months of the year once COVID-19 restrictions reduced demand combined with limited storage capacity for excess supplies. Crude Oil futures briefly experienced negative prices in April. However, commodities prices rallied strongly from the end of April through year end.

Fourteen of the 24 components in the Index had positive returns during the period. The best-performing component was Silver with a return above 40%. Soybeans had a positive return of 30%. Gold and Copper each rose more than 20%.

Crude Oil fell more than 60%. Gas Oil and Natural Gas were both down more than 40%. Brent Crude, Heating Oil, and Lean Hogs all experienced losses of 30% or more for the year.

Three of the five S&P GSCI sectors experienced positive performance during the period. Precious Metals (+23%), Agriculture (+15%), and Industrial Metals (+15%) were the S&P GSCI sectors with positive performance. Energy (-46%) and Livestock (-22%) were the sector with negative performance.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.0%
Guggenheim Strategy Fund II	14.5%
Total	39.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Commodities Strategy Fund	(22.72%)	(2.71%)	(10.25%)
S&P Goldman Sachs Commodity Index	(23.72%)	(1.85%)	(8.76%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

62 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 39.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,921	$877,450
Guggenheim Strategy Fund II1	20,331	507,465
Total Mutual Funds
(Cost $1,379,909)		1,384,915

	Face Amount
U.S. TREASURY BILLS†† - 6.3%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$219,000	218,992
Total U.S. Treasury Bills
(Cost $218,987)		218,992

FEDERAL AGENCY NOTES†† - 2.9%
Federal Farm Credit Bank
1.75% due 04/01/21	100,000	100,420
Total Federal Agency Notes
(Cost $100,399)		100,420

REPURCHASE AGREEMENTS††,4 - 49.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	970,643	970,643
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	404,381	404,381
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	374,426	374,426
Total Repurchase Agreements
(Cost $1,749,450)		1,749,450

Total Investments - 98.6%
(Cost $3,448,745)		$3,453,777
Other Assets & Liabilities, net - 1.4%		50,797
Total Net Assets - 100.0%		$3,504,574

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	34	Jan 2021	$3,482,875	$147,694

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,384,915	$—	$—	$1,384,915
U.S. Treasury Bills	—	218,992	—	218,992
Federal Agency Notes	—	100,420	—	100,420
Repurchase Agreements	—	1,749,450	—	1,749,450
Commodity Futures Contracts**	147,694	—	—	147,694
Total Assets	$1,532,609	$2,068,862	$—	$3,601,471

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$750,731	$258,275	$(500,000)	$(4,944)	$3,403	$507,465	20,331	$8,268
Guggenheim Ultra Short Duration Fund — Institutional Class	789,733	932,717	(845,000)	(1,278)	1,278	877,450	87,921	7,708
	$1,540,464	$1,190,992	$(1,345,000)	$(6,222)	$4,681	$1,384,915		$15,976

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $319,386)	$319,412
Investments in affiliated issuers, at value (cost $1,379,909)	1,384,915
Repurchase agreements, at value (cost $1,749,450)	1,749,450
Cash	12
Segregated cash with broker	37,106
Receivables:
Variation margin on futures contracts	19,550
Fund shares sold	2,199
Dividends	911
Interest	441
Total assets	3,513,996

Liabilities:
Payable for:
Professional fees	2,981
Management fees	1,645
Printing fees	1,264
Securities purchased	1,007
Transfer agent and administrative fees	627
Investor service fees	583
Portfolio accounting fees	233
Fund shares redeemed	132
Trustees’ fees*	38
Miscellaneous	912
Total liabilities	9,422
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,504,574

Net assets consist of:
Paid in capital	$5,348,525
Total distributable earnings (loss)	(1,843,951)
Net assets	$3,504,574
Capital shares outstanding	56,145
Net asset value per share	$62.42

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$15,976
Interest	3,851
Total investment income	19,827

Expenses:
Management fees	20,238
Investor service fees	5,721
Transfer agent and administrative fees	7,686
Professional fees	5,911
Portfolio accounting fees	2,288
Trustees’ fees*	628
Custodian fees	374
Miscellaneous	177
Total expenses	43,023
Less:
Expenses waived by Adviser	(4,319)
Net expenses	38,704
Net investment loss	(18,877)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	712
Investments in affiliated issuers	(6,222)
Futures contracts	(560,140)
Net realized loss	(565,650)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	29
Investments in affiliated issuers	4,681
Futures contracts	46,814
Net change in unrealized appreciation (depreciation)	51,524
Net realized and unrealized loss	(514,126)
Net decrease in net assets resulting from operations	$(533,003)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(18,877)	$25,602
Net realized loss on investments	(565,650)	(13,365)
Net change in unrealized appreciation (depreciation) on investments	51,524	382,283
Net increase (decrease) in net assets resulting from operations	(533,003)	394,520

Distributions to shareholders	(22,689)	(45,134)

Capital share transactions:
Proceeds from sale of shares	6,730,863	7,665,863
Distributions reinvested	22,689	45,134
Cost of shares redeemed	(5,886,207)	(7,966,181)
Net increase (decrease) from capital share transactions	867,345	(255,184)
Net increase in net assets	311,653	94,202

Net assets:
Beginning of year	3,192,921	3,098,719
End of year	$3,504,574	$3,192,921

Capital share activity:
Shares sold	122,212	97,122
Shares issued from reinvestment of distributions	414	581
Shares redeemed	(105,719)	(101,688)
Net increase (decrease) in shares	16,907	(3,985)

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$81.37	$71.69	$87.44	$83.74	$75.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	.61	.67	— [b]	(.03)
Net gain (loss) on investments (realized and unrealized)	(18.06)	10.26	(13.34)	3.70	7.95
Total from investment operations	(18.53)	10.87	(12.67)	3.70	7.92
Less distributions from:
Net investment income	(.42)	(1.19)	(3.08)	—	—
Total distributions	(.42)	(1.19)	(3.08)	—	—
Net asset value, end of period	$62.42	$81.37	$71.69	$87.44	$83.74

Total Return[c]	(22.72%)	15.25%	(15.12%)	4.43%	10.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,505	$3,193	$3,099	$4,731	$4,498
Ratios to average net assets:
Net investment income (loss)	(0.82%)	0.77%	0.75%	— [g]	(0.48%)
Total expenses[d]	1.88%	1.98%	1.81%	1.82%	1.80%
Net expenses[e]	1.69%	1.78%	1.69%	1.72%	1.67%
Portfolio turnover rate	123%	128%	187%	107%	231%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.
[g]	Less than 0.01%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2020	% of Net Assets of the Fund at December 31, 2020
Global Managed Futures Strategy Fund	11/07/08	$1,225,532	9.0%
Multi-Hedge Strategies Fund	04/15/09	1,802,532	4.5%
Commodities Strategy Fund	07/21/09	609,446	17.4%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

68 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon

THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on

70 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

THE RYDEX FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Multi-Hedge Strategies Fund	Hedge, Income	$34,374	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$56,078,194	$22,118,234
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	58,469,195	31,455,172
Commodities Strategy Fund	Index exposure, Liquidity	2,265,821	—

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Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$11,080,935	$17,591,921
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	20,360,790	15,793,923

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
Long Short Equity Fund	$—	$1,316,857	$—	$—	$—	$1,316,857
Global Managed Futures Strategy Fund	90,412	—	114,265	42,228	313,253	560,158
Multi-Hedge Strategies Fund	43,590	2,216,798	299,682	76,556	702,556	3,339,182
Commodities Strategy Fund	—	—	—	—	147,694	147,694

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
Long Short Equity Fund	$—	$2,400,932	$—	$—	$—	$2,400,932
Global Managed Futures Strategy Fund	9,916	—	7,940	7,878	190,164	215,898
Multi-Hedge Strategies Fund	77,838	1,744,021	125,553	2,477	527,817	2,477,706

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$—	$(621,511)	$—	$—	$—	$—	$(621,511)
Global Managed Futures Strategy Fund	140,074	—	(484,838)	530,889	(172,724)	—	13,401
Multi-Hedge Strategies Fund	315,960	2,179,647	(118,185)	287,415	31,535	4,024	2,700,396
Commodities Strategy Fund	(1,577)	—	—	—	(558,563)	—	(560,140)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$—	$(362,699)	$—	$—	$—	$—	$(362,699)
Global Managed Futures Strategy Fund	107,867	—	119,571	69,823	93,035	—	390,296
Multi-Hedge Strategies Fund	114,515	(672,847)	208,761	80,982	123,643	—	(144,946)
Commodities Strategy Fund	—	—	—	—	46,814	—	46,814

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

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The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,316,857	$—	$1,316,857	$(1,316,857)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	2,216,798	—	2,216,798	(1,744,021)	—	472,777

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,400,932	$—	$2,400,932	$(2,400,932)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,744,021	—	1,744,021	(1,744,021)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$155,720	$—
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	317,832	—
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	37,106	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $9,848, $13,130 and $3,075, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$1,971
Multi-Hedge Strategies Fund	9,976
Commodities Strategy Fund	1,244

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			2.13%
Due 01/04/21	$52,863,147	$52,863,499	02/29/24	$50,484,000	$53,920,527

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.63%
Due 01/04/21	22,023,354	22,023,501	11/15/22	21,811,900	22,463,921

BofA Securities, Inc.			U.S. Treasury Bond
0.06%			5.25%
Due 01/04/21	20,391,995	20,392,131	11/15/28	15,370,000	20,799,887

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$167,230	$(167,230)	$—	$175,597	$—	$175,597
Multi-Hedge Strategies Fund	128,795	(128,795)	—	132,673	—	132,673

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$189,586	$—	$189,586
Global Managed Futures Strategy Fund	647,598	94,949	742,547
Multi-Hedge Strategies Fund	546,653	—	546,653
Commodities Strategy Fund	22,689	—	22,689

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$168,099	$—	$168,099
Global Managed Futures Strategy Fund	124,141	—	124,141
Multi-Hedge Strategies Fund	875,142	—	875,142
Commodities Strategy Fund	45,134	—	45,134

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$168,180	$—	$2,064,416	$(3,885,270)	$(1,652,674)
Global Managed Futures Strategy Fund	30,985	128,711	(847,498)	—	(687,802)
Multi-Hedge Strategies Fund	—	1,020,616	(328,524)	(36,236)	655,856
Commodities Strategy Fund	—	—	(1,434,657)	(21,531)	(1,456,188)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(3,679,498)	$(205,772)	$(3,885,270)
Commodities Strategy Fund	—	(21,531)	(21,531)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$477,305
Multi-Hedge Strategies Fund	2,153,061

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, investments in real estate investment trusts, the tax treatment of net operating losses, investments in securities sold short, special dividends, foreign currency gains and losses, distributions in connection with redemption of fund shares, and investments in swaps. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Global Managed Futures Strategy Fund	$(129,810)	$129,810
Multi-Hedge Strategies Fund	52,584	(52,584)
Commodities Strategy Fund	(579,017)	579,017

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At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$21,115,817	$4,782,150	$(2,717,734)	$2,064,416
Global Managed Futures Strategy Fund	14,335,564	—	(847,336)	(847,336)
Multi-Hedge Strategies Fund	32,004,578	3,657,290	(3,985,096)	(327,806)
Commodities Strategy Fund	4,944,866	—	(1,434,657)	(1,434,657)

Note 9 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$38,420,084	$46,681,752
Global Managed Futures Strategy Fund	165,947	5,365,000
Multi-Hedge Strategies Fund	68,742,116	68,347,338
Commodities Strategy Fund	1,190,992	1,345,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Funds did not have any borrowings outstanding under this agreement at December 31, 2020.

The average daily balances borrowed for the year ended December 31, 2020, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$628

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2020, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%
Multi-Hedge Strategies Fund	44.79%

With respect to the taxable year ended December 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Global Managed Futures Strategy Fund	$94,949	$61,310
Multi-Hedge Strategies Fund	—	123,832

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited) (concluded)

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

94 | THE RYDEX FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS ANNUAL REPORT | 95

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12.31.2020

Rydex Variable Trust Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-2-1220x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	86
REAL ESTATE FUND	93
RETAILING FUND	101
TECHNOLOGY FUND	108
TELECOMMUNICATIONS FUND	116
TRANSPORTATION FUND	123
UTILITIES FUND	130
NOTES TO FINANCIAL STATEMENTS	137
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	149
OTHER INFORMATION	150
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	152
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	157
LIQUIDITY RISK MANAGEMENT PROGRAM	160

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.82%	33.69%	$ 1,000.00	$ 1,336.90	$ 10.72
Basic Materials Fund	1.81%	31.98%	1,000.00	1,319.80	10.58
Biotechnology Fund	1.81%	11.15%	1,000.00	1,111.50	9.63
Consumer Products Fund	1.81%	16.15%	1,000.00	1,161.50	9.86
Electronics Fund	1.81%	43.69%	1,000.00	1,436.90	11.12
Energy Fund	1.81%	9.02%	1,000.00	1,090.20	9.54
Energy Services Fund	1.81%	31.18%	1,000.00	1,311.80	10.55
Financial Services Fund	1.81%	23.05%	1,000.00	1,230.50	10.18
Health Care Fund	1.81%	16.33%	1,000.00	1,163.30	9.87
Internet Fund	1.81%	29.95%	1,000.00	1,299.50	10.49
Leisure Fund	1.81%	38.98%	1,000.00	1,389.80	10.90
Precious Metals Fund	1.71%	11.25%	1,000.00	1,112.50	9.11
Real Estate Fund	1.81%	15.69%	1,000.00	1,156.90	9.84
Retailing Fund	1.81%	31.56%	1,000.00	1,315.60	10.56
Technology Fund	1.81%	31.79%	1,000.00	1,317.90	10.57
Telecommunications Fund	1.81%	11.96%	1,000.00	1,119.60	9.67
Transportation Fund	1.81%	53.16%	1,000.00	1,531.60	11.55
Utilities Fund	1.81%	10.78%	1,000.00	1,107.80	9.62

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.82%	5.00%	$ 1,000.00	$ 1,016.03	$ 9.25
Basic Materials Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Biotechnology Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Consumer Products Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Electronics Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Energy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Energy Services Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Financial Services Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Health Care Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Internet Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Leisure Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Precious Metals Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Real Estate Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Retailing Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Technology Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Telecommunications Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Transportation Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Utilities Fund	1.81%	5.00%	1,000.00	1,016.08	9.20

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2020, Banking Fund returned -8.46%, compared with the S&P 500 Index, which returned 18.40%. The S&P 500 Financials Index returned -1.69%.

The industries that contributed the most to performance were diversified financial services and diversified capital markets. The industries that detracted the most were diversified banks, thrifts & mortgage finance, and asset management & custody banks.

SVB Financial Group, First Republic Bank, and Independent Bank Group, Inc. were the holdings that contributed the most to the Fund’s return for the period. Wells Fargo & Co., Citigroup, Inc., and U.S. Bancorp detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.1%
Citigroup, Inc.	4.0%
Wells Fargo & Co.	4.0%
U.S. Bancorp	3.5%
Truist Financial Corp.	3.3%
PNC Financial Services Group, Inc.	3.2%
Capital One Financial Corp.	2.8%
Bank of New York Mellon Corp.	2.6%
State Street Corp.	2.2%
Top Ten Total	33.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Banking Fund	(8.46%)	6.33%	5.26%
S&P 500 Financials Index	(1.69%)	11.13%	10.79%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Banks - 90.9%
JPMorgan Chase & Co.	1,378	$175,102
Bank of America Corp.	5,718	173,313
Citigroup, Inc.	2,745	169,257
Wells Fargo & Co.	5,594	168,827
U.S. Bancorp	3,141	146,339
Truist Financial Corp.	2,945	141,154
PNC Financial Services Group, Inc.	922	137,378
Bank of New York Mellon Corp.	2,555	108,434
State Street Corp.	1,262	91,848
First Republic Bank	591	86,836
SVB Financial Group*	203	78,729
Northern Trust Corp.	830	77,306
Fifth Third Bancorp	2,802	77,251
KeyCorp	4,381	71,892
M&T Bank Corp.	554	70,524
Regions Financial Corp.	4,358	70,251
Citizens Financial Group, Inc.	1,924	68,802
Huntington Bancshares, Inc.	5,092	64,312
Comerica, Inc.	895	49,995
ICICI Bank Ltd. ADR*	3,289	48,875
HDFC Bank Ltd. ADR*	676	48,848
Zions Bancorp North America	1,104	47,958
Commerce Bancshares, Inc.	727	47,764
First Horizon National Corp.	3,687	47,046
Signature Bank	340	45,999
East West Bancorp, Inc.	900	45,639
Toronto-Dominion Bank	792	44,685
HSBC Holdings plc ADR*,1	1,703	44,125
Bank of Nova Scotia	813	43,934
Royal Bank of Canada	531	43,574
Prosperity Bancshares, Inc.	626	43,419
Popular, Inc.	763	42,972
UBS Group AG	2,976	42,051
Bank of Montreal	553	42,045
Credit Suisse Group AG ADR	3,283	42,022
Western Alliance Bancorporation	691	41,425
Deutsche Bank AG*	3,751	40,886
TCF Financial Corp.	1,104	40,870
Canadian Imperial Bank of Commerce	473	40,427
Cullen/Frost Bankers, Inc.	460	40,126
First Financial Bankshares, Inc.	1,065	38,526
Synovus Financial Corp.	1,166	37,743
South State Corp.	520	37,596
Pinnacle Financial Partners, Inc.	583	37,545
United Bankshares, Inc.	1,097	35,543
Bank OZK	1,104	34,522
Glacier Bancorp, Inc.	750	34,507
Webster Financial Corp.	779	32,835
CIT Group, Inc.	890	31,951
Umpqua Holdings Corp.	2,080	31,491
Wintrust Financial Corp.	514	31,400
UMB Financial Corp.	452	31,183
Community Bank System, Inc.	496	30,906
Home BancShares, Inc.	1,574	30,662
First Hawaiian, Inc.	1,300	30,654
PacWest Bancorp	1,184	30,074
Bank of Hawaii Corp.	392	30,035
BankUnited, Inc.	861	29,946
Texas Capital Bancshares, Inc.*	490	29,155
Hancock Whitney Corp.	847	28,815
Old National Bancorp	1,720	28,483
Columbia Banking System, Inc.	790	28,361
BancorpSouth Bank	1,031	28,291
Associated Banc-Corp.	1,652	28,167
Independent Bank Group, Inc.	437	27,321
Simmons First National Corp. — Class A	1,228	26,513
United Community Banks, Inc.	932	26,506
Cadence BanCorp	1,524	25,024
Fulton Financial Corp.	1,935	24,613
Total Banks		3,850,608

Savings & Loans - 3.3%
People’s United Financial, Inc.	3,164	40,911
New York Community Bancorp, Inc.	3,662	38,634
Sterling Bancorp	1,784	32,076
Investors Bancorp, Inc.	2,706	28,575
Total Savings & Loans		140,196

Diversified Financial Services - 2.8%
Capital One Financial Corp.	1,188	117,434

Insurance - 2.5%
Equitable Holdings, Inc.	2,310	59,113
Voya Financial, Inc.	823	48,401
Total Insurance		107,514

Total Common Stocks
(Cost $2,645,658)		4,215,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$11,199	$11,199
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	4,666	4,666
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	4,320	4,320
Total Repurchase Agreements
(Cost $20,185)		20,185

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	36,565	36,565
Total Securities Lending Collateral
(Cost $36,565)		36,565

Total Investments - 100.9%
(Cost $2,702,408)		$4,272,502
Other Assets & Liabilities, net - (0.9)%		(38,597)
Total Net Assets - 100.0%		$4,233,905

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,215,752	$—	$—	$4,215,752
Repurchase Agreements	—	20,185	—	20,185
Securities Lending Collateral	36,565	—	—	36,565
Total Assets	$4,252,317	$20,185	$—	$4,272,502

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $35,600 of securities loaned (cost $2,682,223)	$4,252,317
Repurchase agreements, at value (cost $20,185)	20,185
Receivables:
Securities sold	499,970
Dividends	11,083
Foreign tax reclaims	307
Securities lending income	2
Total assets	4,783,864

Liabilities:
Payable for:
Fund shares redeemed	497,451
Return of securities lending collateral	36,565
Management fees	3,341
Transfer agent and administrative fees	1,057
Investor service fees	982
Portfolio accounting fees	393
Trustees’ fees*	74
Miscellaneous	10,096
Total liabilities	549,959
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,233,905

Net assets consist of:
Paid in capital	$3,723,473
Total distributable earnings (loss)	510,432
Net assets	$4,233,905
Capital shares outstanding	48,090
Net asset value per share	$88.04

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,842)	$114,466
Interest	100
Income from securities lending, net	28
Total investment income	114,594

Expenses:
Management fees	28,498
Investor service fees	8,382
Transfer agent and administrative fees	11,238
Professional fees	6,426
Portfolio accounting fees	3,353
Trustees’ fees*	891
Custodian fees	702
Line of credit fees	14
Miscellaneous	1,613
Total expenses	61,117
Net investment income	53,477

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	56,292
Net realized gain	56,292
Net change in unrealized appreciation (depreciation) on:
Investments	(514,301)
Net change in unrealized appreciation (depreciation)	(514,301)
Net realized and unrealized loss	(458,009)
Net decrease in net assets resulting from operations	$(404,532)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$53,477	$50,080
Net realized gain on investments	56,292	396,840
Net change in unrealized appreciation (depreciation) on investments	(514,301)	851,331
Net increase (decrease) in net assets resulting from operations	(404,532)	1,298,251

Distributions to shareholders	(50,080)	(40,316)

Capital share transactions:
Proceeds from sale of shares	18,198,255	13,610,333
Distributions reinvested	50,080	40,316
Cost of shares redeemed	(19,397,850)	(14,618,756)
Net decrease from capital share transactions	(1,149,515)	(968,107)
Net increase (decrease) in net assets	(1,604,127)	289,828

Net assets:
Beginning of year	5,838,032	5,548,204
End of year	$4,233,905	$5,838,032

Capital share activity:
Shares sold	260,948	155,138
Shares issued from reinvestment of distributions	752	458
Shares redeemed	(273,669)	(168,105)
Net decrease in shares	(11,969)	(12,509)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$97.20	$76.46	$95.19	$84.90	$67.87
Income (loss) from investment operations:
Net investment income (loss)[a]	1.18	.94	.56	.28	.10
Net gain (loss) on investments (realized and unrealized)	(9.63)	20.67	(18.70)	10.28	17.11
Total from investment operations	(8.45)	21.61	(18.14)	10.56	17.21
Less distributions from:
Net investment income	(.71)	(.87)	(.56)	(.27)	(.18)
Net realized gains	—	—	(.03)	—	—
Total distributions	(.71)	(.87)	(.59)	(.27)	(.18)
Net asset value, end of period	$88.04	$97.20	$76.46	$95.19	$84.90

Total Return[b]	(8.46%)	28.39%	(19.19%)	12.48%	27.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,234	$5,838	$5,548	$9,692	$16,076
Ratios to average net assets:
Net investment income (loss)	1.60%	1.07%	0.59%	0.33%	0.69%
Total expenses	1.82%	1.82%	1.71%	1.70%	1.67%
Portfolio turnover rate	529%	246%	320%	273%	417%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2020, Basic Materials Fund returned 19.75%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Materials Index returned 20.73%.

The gold industry was the largest contributor to the Fund’s return for the period, followed by the specialty chemicals industry and the metal & glass containers industry. The construction materials industry detracted the most from the Fund’s return for the period, followed by the paper products industry and the aluminum industry.

The top-performing holdings were Newmont Corp., Barrick Gold Corp., and Freeport-McMoRan, Inc. The worst-performing holdings included Carpenter Technology Corp., CF Industries Holdings, Inc., and W R Grace & Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Sherwin-Williams Co.	3.1%
Air Products and Chemicals, Inc.	3.0%
Ecolab, Inc.	3.0%
DuPont de Nemours, Inc.	2.7%
Newmont Corp.	2.6%
Dow, Inc.	2.5%
Freeport-McMoRan, Inc.	2.4%
PPG Industries, Inc.	2.3%
Ball Corp.	2.2%
LyondellBasell Industries N.V. — Class A	2.1%
Top Ten Total	25.9%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Basic Materials Fund	19.75%	13.79%	3.79%
S&P 500 Materials Index	20.73%	13.14%	9.00%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2020
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 98.0%

Chemicals - 42.8%
Sherwin-Williams Co.	353	$259,423
Air Products and Chemicals, Inc.	919	251,089
Ecolab, Inc.	1,149	248,598
DuPont de Nemours, Inc.[1]	3,174	225,703
Dow, Inc.	3,757	208,514
PPG Industries, Inc.	1,297	187,053
LyondellBasell Industries N.V. — Class A	1,923	176,262
Linde plc	578	152,309
Albemarle Corp.	886	130,703
FMC Corp.	1,090	125,274
Celanese Corp. — Class A	955	124,093
Eastman Chemical Co.	1,153	115,623
RPM International, Inc.	1,195	108,482
International Flavors & Fragrances, Inc.[1]	981	106,772
Westlake Chemical Corp.	1,251	102,082
CF Industries Holdings, Inc.	2,453	94,956
Mosaic Co.	4,037	92,891
Axalta Coating Systems Ltd.*	2,855	81,510
Nutrien Ltd.	1,545	74,407
Huntsman Corp.	2,891	72,680
Sociedad Quimica y Minera de Chile S.A. ADR	1,400	68,726
Ashland Global Holdings, Inc.	857	67,874
Valvoline, Inc.	2,793	64,630
Element Solutions, Inc.	3,454	61,239
W R Grace & Co.	1,102	60,412
Chemours Co.	2,366	58,653
Olin Corp.	2,343	57,544
Sensient Technologies Corp.	780	57,541
Ingevity Corp.*	739	55,964
HB Fuller Co.	990	51,361
Total Chemicals		3,542,368

Mining - 19.9%
Newmont Corp.	3,554	212,849
Freeport-McMoRan, Inc.	7,739	201,369
Barrick Gold Corp.	6,380	145,336
Rio Tinto plc ADR	1,118	84,096
BHP Group Ltd. ADR[1]	1,287	84,093
Wheaton Precious Metals Corp.	2,010	83,897
Agnico Eagle Mines Ltd.	1,149	81,016
Royal Gold, Inc.	739	78,600
Franco-Nevada Corp.	614	76,953
First Majestic Silver Corp.*	5,660	76,070
AngloGold Ashanti Ltd. ADR	3,356	75,913
Pan American Silver Corp.	2,181	75,266
Kirkland Lake Gold Ltd.	1,805	74,492
Teck Resources Ltd. — Class B	4,000	72,600
Alcoa Corp.*	3,001	69,173
Arconic Corp.*	1,980	59,004
Livent Corp.*	2,810	52,941
Coeur Mining, Inc.*	4,000	41,400
Total Mining		1,645,068

Packaging & Containers - 13.3%
Ball Corp.	1,909	177,881
Crown Holdings, Inc.*	1,175	117,735
Packaging Corporation of America	831	114,603
Amcor plc	9,515	111,992
Westrock Co.	2,405	104,690
AptarGroup, Inc.	680	93,085
Berry Global Group, Inc.*	1,576	88,555
Sealed Air Corp.	1,885	86,314
Sonoco Products Co.	1,297	76,847
Graphic Packaging Holding Co.	3,999	67,743
Silgan Holdings, Inc.	1,712	63,481
Total Packaging & Containers		1,102,926

Iron & Steel - 8.8%
Vale S.A. ADR	7,733	129,605
Nucor Corp.	2,360	125,529
Steel Dynamics, Inc.	2,414	89,004
Reliance Steel & Aluminum Co.	739	88,495
Cleveland-Cliffs, Inc.	5,100	74,256
ArcelorMittal S.A.*	3,020	69,158
United States Steel Corp.	3,273	54,888
Commercial Metals Co.	2,393	49,152
Allegheny Technologies, Inc.*	2,778	46,587
Total Iron & Steel		726,674

Building Materials - 5.7%
Vulcan Materials Co.	1,005	149,052
Martin Marietta Materials, Inc.	498	141,417
Eagle Materials, Inc.	634	64,256
Louisiana-Pacific Corp.	1,632	60,661
Summit Materials, Inc. — Class A*	2,528	50,762
Total Building Materials		466,148

Forest Products & Paper - 2.2%
International Paper Co.	2,788	138,620
Domtar Corp.	1,345	42,569
Total Forest Products & Paper		181,189

Biotechnology - 2.0%
Corteva, Inc.	4,297	166,380

Household Products & Housewares - 1.4%
Avery Dennison Corp.	742	115,091

Housewares - 1.2%
Scotts Miracle-Gro Co. — Class A	494	98,375

Distribution & Wholesale - 0.7%
Avient Corp.	1,491	60,058

Total Common Stocks
(Cost $4,135,670)		8,104,277

EXCHANGE-TRADED FUNDS† - 1.3%
VanEck Vectors Junior Gold Miners ETF	1,900	103,056
Total Exchange-Traded Funds
(Cost $89,725)		103,056

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$43,209	$43,209
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	18,001	18,001
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	16,668	16,668
Total Repurchase Agreements
(Cost $77,878)		77,878

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	300,671	300,671
Total Securities Lending Collateral
(Cost $300,671)		300,671

Total Investments - 103.8%
(Cost $4,603,944)		$8,585,882
Other Assets & Liabilities, net - (3.8)%		(312,953)
Total Net Assets - 100.0%		$8,272,929

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,104,277	$—	$—	$8,104,277
Exchange-Traded Funds	103,056	—	—	103,056
Repurchase Agreements	—	77,878	—	77,878
Securities Lending Collateral	300,671	—	—	300,671
Total Assets	$8,508,004	$77,878	$—	$8,585,882

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $292,808 of securities loaned (cost $4,526,066)	$8,508,004
Repurchase agreements, at value (cost $77,878)	77,878
Cash	180
Receivables:
Fund shares sold	29,741
Dividends	8,982
Securities lending income	80
Total assets	8,624,865

Liabilities:
Payable for:
Return of securities lending collateral	300,671
Deferred foreign capital gain taxes	19,017
Management fees	6,528
Transfer agent and administrative fees	2,066
Investor service fees	1,920
Fund shares redeemed	1,786
Portfolio accounting fees	768
Trustees’ fees*	139
Miscellaneous	19,041
Total liabilities	351,936
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,272,929

Net assets consist of:
Paid in capital	$4,828,459
Total distributable earnings (loss)	3,444,470
Net assets	$8,272,929
Capital shares outstanding	92,898
Net asset value per share	$89.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,230)	$128,033
Interest	221
Income from securities lending, net	550
Total investment income	128,804

Expenses:
Management fees	51,325
Investor service fees	15,096
Transfer agent and administrative fees	19,534
Professional fees	10,840
Portfolio accounting fees	6,038
Trustees’ fees*	1,292
Custodian fees	1,084
Miscellaneous	4,862
Total expenses	110,071
Net investment income	18,733

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	457,821
Net realized gain	457,821
Net change in unrealized appreciation (depreciation) on:
Investments	898,643
Net change in unrealized appreciation (depreciation)	898,643
Net realized and unrealized gain	1,356,464
Net increase in net assets resulting from operations	$1,375,197

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,733	$31,109
Net realized gain on investments	457,821	374,167
Net change in unrealized appreciation (depreciation) on investments	898,643	758,223
Net increase in net assets resulting from operations	1,375,197	1,163,499

Distributions to shareholders	(123,282)	(299,363)

Capital share transactions:
Proceeds from sale of shares	11,298,895	6,035,444
Distributions reinvested	123,282	299,363
Cost of shares redeemed	(10,950,730)	(6,817,453)
Net increase (decrease) from capital share transactions	471,447	(482,646)
Net increase in net assets	1,723,362	381,490

Net assets:
Beginning of year	6,549,567	6,168,077
End of year	$8,272,929	$6,549,567

Capital share activity:
Shares sold	152,164	82,680
Shares issued from reinvestment of distributions	1,707	4,086
Shares redeemed	(147,158)	(94,867)
Net increase (decrease) in shares	6,713	(8,101)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$75.99	$65.42	$81.27	$67.61	$52.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.35	.05	(.07)	.02
Net gain (loss) on investments (realized and unrealized)	14.43	13.55	(13.91)	14.47	15.43
Total from investment operations	14.65	13.90	(13.86)	14.40	15.45
Less distributions from:
Net investment income	(.97)	—	(.42)	(.50)	—
Net realized gains	(.62)	(3.33)	(1.57)	(.24)	(.36)
Total distributions	(1.59)	(3.33)	(1.99)	(.74)	(.36)
Net asset value, end of period	$89.05	$75.99	$65.42	$81.27	$67.61

Total Return[b]	19.75%	21.43%	(17.44%)	21.43%	30.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,273	$6,550	$6,168	$17,067	$15,229
Ratios to average net assets:
Net investment income (loss)	0.31%	0.49%	0.06%	(0.10%)	0.08%
Total expenses[c]	1.82%	1.82%	1.73%	1.70%	1.66%
Portfolio turnover rate	194%	88%	83%	181%	266%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2020, Biotechnology Fund returned 21.31%, compared with the S&P 500 Index, which returned 18.40%. The S&P 500 Health Care Index returned 13.45%.

Companies in the biotechnology industry contributed the most to return, followed by the health care equipment industry and the life sciences tools & services industry. No industry detracted from return for the period.

The best-performing holdings in the Fund were Immunomedics, Inc., Moderna, Inc., and Regeneron Pharmaceuticals, Inc. The worst-performing holdings in the Fund included Amarin Corp. plc ADR, Intercept Pharmaceuticals, Inc., and Bluebird Bio, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.6%
Amgen, Inc.	5.4%
Gilead Sciences, Inc.	4.1%
Vertex Pharmaceuticals, Inc.	3.6%
Illumina, Inc.	3.4%
Regeneron Pharmaceuticals, Inc.	3.3%
Biogen, Inc.	2.8%
Moderna, Inc.	2.6%
Corteva, Inc.	2.5%
Alexion Pharmaceuticals, Inc.	2.4%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Biotechnology Fund	21.31%	7.33%	16.87%
S&P 500 Health Care Index	13.45%	11.63%	15.88%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Biotechnology - 73.0%
Amgen, Inc.	5,762	$1,324,799
Gilead Sciences, Inc.	17,155	999,450
Vertex Pharmaceuticals, Inc.*	3,752	886,748
Illumina, Inc.*	2,285	845,450
Regeneron Pharmaceuticals, Inc.*	1,686	814,524
Biogen, Inc.*	2,836	694,423
Moderna, Inc.*	6,222	650,012
Corteva, Inc.	15,635	605,387
Alexion Pharmaceuticals, Inc.*	3,752	586,213
Seagen, Inc.*	3,313	580,239
Exact Sciences Corp.*	3,898	516,446
Incyte Corp.*	5,576	485,001
Bio-Rad Laboratories, Inc. — Class A*	805	469,267
BioMarin Pharmaceutical, Inc.*	4,861	426,261
Alnylam Pharmaceuticals, Inc.*	3,228	419,543
Guardant Health, Inc.*	3,206	413,189
Mirati Therapeutics, Inc.*	1,655	363,504
Ionis Pharmaceuticals, Inc.*	6,031	340,993
ACADIA Pharmaceuticals, Inc.*	6,134	327,924
CRISPR Therapeutics AG*	2,091	320,153
BeiGene Ltd. ADR*	1,213	313,427
Acceleron Pharma, Inc.*	2,328	297,844
Iovance Biotherapeutics, Inc.*	6,270	290,928
Arrowhead Pharmaceuticals, Inc.*	3,765	288,888
United Therapeutics Corp.*	1,892	287,187
BioNTech SE ADR*,1	3,473	283,119
Ultragenyx Pharmaceutical, Inc.*	2,040	282,397
Twist Bioscience Corp.*	1,980	279,754
Exelixis, Inc.*	13,879	278,552
Novavax, Inc.*,1	2,481	276,656
Amicus Therapeutics, Inc.*	11,876	274,217
Halozyme Therapeutics, Inc.*	6,316	269,756
Blueprint Medicines Corp.*	2,345	262,992
Fate Therapeutics, Inc.*	2,878	261,697
Sage Therapeutics, Inc.*	2,895	250,446
Biohaven Pharmaceutical Holding Company Ltd.*	2,863	245,388
Arena Pharmaceuticals, Inc.*	3,155	242,399
ChemoCentryx, Inc.*	3,782	234,181
PTC Therapeutics, Inc.*	3,739	228,191
Emergent BioSolutions, Inc.*	2,544	227,942
Bluebird Bio, Inc.*	4,549	196,835
Global Blood Therapeutics, Inc.*	4,353	188,528
Inovio Pharmaceuticals, Inc.*,1	15,720	139,122
Total Biotechnology		17,969,972

Pharmaceuticals - 17.6%
AbbVie, Inc.	15,135	1,621,715
Viatris, Inc.*	30,110	564,261
Horizon Therapeutics plc*	6,623	484,472
Jazz Pharmaceuticals plc*	2,473	408,169
Sarepta Therapeutics, Inc.*	2,383	406,278
Neurocrine Biosciences, Inc.*	3,460	331,641
PRA Health Sciences, Inc.*	2,566	321,879
Pacira BioSciences, Inc.*	3,108	185,983
Total Pharmaceuticals		4,324,398

Healthcare-Products - 5.7%
Bio-Techne Corp.	1,281	406,781
Novocure Ltd.*	2,220	384,149
Natera, Inc.*	3,110	309,507
Adaptive Biotechnologies Corp.*	5,128	303,219
Total Healthcare-Products		1,403,656

Healthcare-Services - 3.4%
Invitae Corp.*,1	7,337	306,760
Syneos Health, Inc.*	4,453	303,383
Medpace Holdings, Inc.*	1,713	238,450
Total Healthcare-Services		848,593

Total Common Stocks
(Cost $11,866,479)		24,546,619

RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*	4,730	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$82,601	82,601
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	34,412	34,412
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	31,863	31,863
Total Repurchase Agreements
(Cost $148,876)		148,876

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	810,720	810,720
Total Securities Lending Collateral
(Cost $810,720)		810,720

Total Investments - 103.6%
(Cost $12,826,075)		$25,506,215
Other Assets & Liabilities, net - (3.6)%		(884,412)
Total Net Assets - 100.0%		$24,621,803

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$24,546,619	$—	$—		$24,546,619
Rights	—	—	—	*	—
Repurchase Agreements	—	148,876	—		148,876
Securities Lending Collateral	810,720	—	—		810,720
Total Assets	$25,357,339	$148,876	$—		$25,506,215

*	Security has a market value of $0.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $754,067 of securities loaned (cost $12,677,199)	$25,357,339
Repurchase agreements, at value (cost $148,876)	148,876
Receivables:
Fund shares sold	75,983
Securities lending income	2,097
Total assets	25,584,295

Liabilities:
Payable for:
Return of securities lending collateral	810,720
Securities purchased	59,780
Management fees	17,853
Fund shares redeemed	8,899
Transfer agent and administrative fees	5,650
Investor service fees	5,251
Portfolio accounting fees	2,100
Trustees’ fees*	378
Miscellaneous	51,861
Total liabilities	962,492
Commitments and contingent liabilities (Note 10)	—
Net assets	$24,621,803

Net assets consist of:
Paid in capital	$10,860,937
Total distributable earnings (loss)	13,760,866
Net assets	$24,621,803
Capital shares outstanding	230,097
Net asset value per share	$107.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $30)	$187,243
Interest	510
Income from securities lending, net	10,593
Total investment income	198,346

Expenses:
Management fees	191,753
Investor service fees	56,398
Transfer agent and administrative fees	73,247
Professional fees	41,250
Portfolio accounting fees	22,559
Trustees’ fees*	4,867
Custodian fees	3,545
Line of credit fees	73
Miscellaneous	17,558
Total expenses	411,250
Net investment loss	(212,904)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,373,565
Net realized gain	4,373,565
Net change in unrealized appreciation (depreciation) on:
Investments	359,007
Net change in unrealized appreciation (depreciation)	359,007
Net realized and unrealized gain	4,732,572
Net increase in net assets resulting from operations	$4,519,668

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(212,904)	$(206,746)
Net realized gain on investments	4,373,565	3,097,358
Net change in unrealized appreciation (depreciation) on investments	359,007	1,789,927
Net increase in net assets resulting from operations	4,519,668	4,680,539

Distributions to shareholders	(1,815,028)	(553,949)

Capital share transactions:
Proceeds from sale of shares	29,630,953	21,705,706
Distributions reinvested	1,815,028	553,949
Cost of shares redeemed	(31,215,524)	(25,699,255)
Net increase (decrease) from capital share transactions	230,457	(3,439,600)
Net increase in net assets	2,935,097	686,990

Net assets:
Beginning of year	21,686,706	20,999,716
End of year	$24,621,803	$21,686,706

Capital share activity:
Shares sold	309,476	246,464
Shares issued from reinvestment of distributions	17,983	6,606
Shares redeemed	(326,022)	(293,073)
Net increase (decrease) in shares	1,437	(40,003)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$94.84	$78.16	$86.53	$66.86	$83.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.91)	(.83)	(.96)	(.79)	(.80)
Net gain (loss) on investments (realized and unrealized)	20.68	19.81	(7.17)	20.46	(15.56)
Total from investment operations	19.77	18.98	(8.13)	19.67	(16.36)
Less distributions from:
Net realized gains	(7.60)	(2.30)	(.24)	—	—
Total distributions	(7.60)	(2.30)	(.24)	—	—
Net asset value, end of period	$107.01	$94.84	$78.16	$86.53	$66.86

Total Return[b]	21.31%	24.67%	(9.44%)	29.44%	(19.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,622	$21,687	$21,000	$29,272	$22,231
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.95%)	(1.08%)	(0.99%)	(1.16%)
Total expenses	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	160%	105%	109%	137%	127%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2020, Consumer Products Fund returned 7.58%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 10.75%.

The household products industry was the largest contributor to the Fund’s return for the period, followed by the soft drinks industry and packaged foods & meats industry. The tobacco industry detracted the most from return, followed by the food distributors industry.

Fund performance for the year got the biggest boost from Boston Beer Company, Inc. Class A, Monster Beverage Corp., and Estee Lauder Companies, Inc. Class A. The Fund’s weakest performers during the year were Coty, Inc. Class A, Tyson Foods, Inc. Class A, and Altria Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	7.0%
Coca-Cola Co.	5.9%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.1%
Estee Lauder Companies, Inc. — Class A	3.6%
Mondelez International, Inc. — Class A	3.5%
Colgate-Palmolive Co.	3.2%
Altria Group, Inc.	3.2%
Monster Beverage Corp.	2.6%
Kimberly-Clark Corp.	2.5%
Top Ten Total	41.0%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Consumer Products Fund	7.58%	6.34%	9.98%
S&P 500 Consumer Staples Index	10.75%	9.14%	11.79%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2020
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Food - 35.9%
Mondelez International, Inc. — Class A	9,420	$550,787
Kraft Heinz Co.	11,081	384,067
Sysco Corp.	5,034	373,825
General Mills, Inc.	6,048	355,622
Hershey Co.	2,195	334,364
McCormick & Company, Inc.	3,143	300,471
Tyson Foods, Inc. — Class A	4,617	297,520
Kroger Co.	9,323	296,099
Hormel Foods Corp.	6,286	292,990
Kellogg Co.	4,402	273,936
Conagra Brands, Inc.	6,838	247,946
Campbell Soup Co.	4,759	230,098
J M Smucker Co.	1,884	217,790
Lamb Weston Holdings, Inc.	2,525	198,819
US Foods Holding Corp.*	4,849	161,520
Beyond Meat, Inc.*,1	1,226	153,250
Post Holdings, Inc.*	1,497	151,212
Performance Food Group Co.*	3,174	151,114
Ingredion, Inc.	1,756	138,145
Flowers Foods, Inc.	5,647	127,792
Hain Celestial Group, Inc.*	3,029	121,614
Grocery Outlet Holding Corp.*	2,831	111,117
Sanderson Farms, Inc.	774	102,323
Sprouts Farmers Market, Inc.*	4,476	89,968
Total Food		5,662,389

Beverages - 27.3%
Coca-Cola Co.	16,961	930,141
PepsiCo, Inc.	5,788	858,360
Monster Beverage Corp.*	4,477	414,033
Keurig Dr Pepper, Inc.	12,508	400,256
Constellation Brands, Inc. — Class A	1,753	383,995
Brown-Forman Corp. — Class B	4,590	364,584
Boston Beer Company, Inc. — Class A*	210	208,801
Molson Coors Beverage Co. — Class B	4,160	187,990
Coca-Cola European Partners plc	3,424	170,618
Anheuser-Busch InBev S.A. ADR	2,127	148,699
Diageo plc ADR	778	123,554
Fomento Economico Mexicano SAB de CV ADR	1,557	117,974
Total Beverages		4,309,005

Cosmetics & Personal Care - 13.8%
Procter & Gamble Co.	7,932	1,103,658
Estee Lauder Companies, Inc. — Class A	2,115	562,992
Colgate-Palmolive Co.	5,919	506,134
Total Cosmetics & Personal Care		2,172,784

Agriculture - 12.3%
Philip Morris International, Inc.	7,775	643,692
Altria Group, Inc.	12,111	496,551
Archer-Daniels-Midland Co.	6,380	321,616
Bunge Ltd.	2,720	178,377
Darling Ingredients, Inc.*	3,013	173,790
British American Tobacco plc ADR	3,383	126,829
Total Agriculture		1,940,855

Household Products & Housewares - 6.2%
Kimberly-Clark Corp.	2,978	401,524
Clorox Co.	1,474	297,630
Church & Dwight Company, Inc.	3,154	275,123
Total Household Products & Housewares		974,277

Retail - 1.9%
Casey’s General Stores, Inc.	872	155,757
Freshpet, Inc.*	1,019	144,688
Total Retail		300,445

Pharmaceuticals - 0.9%
Herbalife Nutrition Ltd.*	3,141	150,925

Electrical Components & Equipment - 0.6%
Energizer Holdings, Inc.	2,364	99,714

Commercial Services - 0.6%
Medifast, Inc.	459	90,120

Total Common Stocks
(Cost $8,307,465)		15,700,514

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$12,772	12,772
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	5,321	5,321
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	4,926	4,926
Total Repurchase Agreements
(Cost $23,019)		23,019

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	120,321	120,321
Total Securities Lending Collateral
(Cost $120,321)		120,321

Total Investments - 100.4%
(Cost $8,450,805)		$15,843,854
Other Assets & Liabilities, net - (0.4)%		(56,800)
Total Net Assets - 100.0%		$15,787,054

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,700,514	$—	$—	$15,700,514
Repurchase Agreements	—	23,019	—	23,019
Securities Lending Collateral	120,321	—	—	120,321
Total Assets	$15,820,835	$23,019	$—	$15,843,854

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $115,875 of securities loaned (cost $8,427,786)	$15,820,835
Repurchase agreements, at value (cost $23,019)	23,019
Receivables:
Securities sold	135,568
Dividends	46,623
Fund shares sold	4,198
Securities lending income	84
Total assets	16,030,327

Liabilities:
Payable for:
Return of securities lending collateral	120,321
Fund shares redeemed	69,334
Management fees	11,426
Transfer agent and administrative fees	3,616
Investor service fees	3,361
Portfolio accounting fees	1,344
Trustees’ fees*	245
Miscellaneous	33,626
Total liabilities	243,273
Commitments and contingent liabilities (Note 10)	—
Net assets	$15,787,054

Net assets consist of:
Paid in capital	$9,515,030
Total distributable earnings (loss)	6,272,024
Net assets	$15,787,054
Capital shares outstanding	222,741
Net asset value per share	$70.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $76)	$389,449
Interest	384
Income from securities lending, net	1,131
Total investment income	390,964

Expenses:
Management fees	127,468
Investor service fees	37,491
Transfer agent and administrative fees	49,230
Professional fees	27,929
Portfolio accounting fees	14,996
Trustees’ fees*	3,509
Custodian fees	2,443
Line of credit fees	35
Miscellaneous	10,099
Total expenses	273,200
Net investment income	117,764

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	539,920
Net realized gain	539,920
Net change in unrealized appreciation (depreciation) on:
Investments	194,302
Net change in unrealized appreciation (depreciation)	194,302
Net realized and unrealized gain	734,222
Net increase in net assets resulting from operations	$851,986

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$117,764	$146,706
Net realized gain (loss) on investments	539,920	(171,518)
Net change in unrealized appreciation (depreciation) on investments	194,302	3,086,914
Net increase in net assets resulting from operations	851,986	3,062,102

Distributions to shareholders	(384,959)	(191,931)

Capital share transactions:
Proceeds from sale of shares	21,469,149	31,752,552
Distributions reinvested	384,959	191,931
Cost of shares redeemed	(25,139,935)	(29,329,889)
Net increase (decrease) from capital share transactions	(3,285,827)	2,614,594
Net increase (decrease) in net assets	(2,818,800)	5,484,765

Net assets:
Beginning of year	18,605,854	13,121,089
End of year	$15,787,054	$18,605,854

Capital share activity:
Shares sold	331,860	505,783
Shares issued from reinvestment of distributions	6,054	3,006
Shares redeemed	(391,088)	(468,116)
Net increase (decrease) in shares	(53,174)	40,673

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$67.43	$55.78	$66.30	$61.79	$61.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.56	.70	.17	.44
Net gain (loss) on investments (realized and unrealized)	4.44	11.84	(8.51)	6.79	3.10
Total from investment operations	4.95	12.40	(7.81)	6.96	3.54
Less distributions from:
Net investment income	(.59)	(.60)	(.45)	(.64)	(.42)
Net realized gains	(.91)	(.15)	(2.26)	(1.81)	(2.89)
Total distributions	(1.50)	(.75)	(2.71)	(2.45)	(3.31)
Net asset value, end of period	$70.88	$67.43	$55.78	$66.30	$61.79

Total Return[b]	7.58%	22.33%	(12.12%)	11.53%	5.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,787	$18,606	$13,121	$16,024	$18,410
Ratios to average net assets:
Net investment income (loss)	0.79%	0.88%	1.14%	0.27%	0.68%
Total expenses	1.82%	1.82%	1.72%	1.70%	1.65%
Portfolio turnover rate	155%	177%	176%	133%	161%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2020, Electronics Fund returned 55.96%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Information Technology Index returned 43.89%.

The semiconductors group was the largest contributor to return, followed by the semiconductor equipment industry. No industry detracted from return.

Fund performance got the biggest boost from NVIDIA Corp., Advanced Micro Devices, Inc., and Enphase Energy, Inc. Detracting the most from the Fund’s performance for the period were Intel Corp., SunPower Corp. and Cirrus Logic, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	7.4%
Intel Corp.	6.0%
QUALCOMM, Inc.	5.6%
Broadcom, Inc.	5.5%
Texas Instruments, Inc.	5.2%
Advanced Micro Devices, Inc.	4.2%
Micron Technology, Inc.	3.9%
Applied Materials, Inc.	3.7%
Lam Research Corp.	3.4%
Analog Devices, Inc.	3.1%
Top Ten Total	48.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Electronics Fund	55.96%	28.72%	17.67%
S&P 500 Information Technology Index	43.89%	27.79%	20.68%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Semiconductors - 90.5%
NVIDIA Corp.	1,727	$901,839
Intel Corp.	14,503	722,539
QUALCOMM, Inc.	4,493	684,464
Broadcom, Inc.	1,524	667,283
Texas Instruments, Inc.	3,824	627,633
Advanced Micro Devices, Inc.*	5,527	506,881
Micron Technology, Inc.*	6,303	473,860
Applied Materials, Inc.	5,180	447,034
Lam Research Corp.	878	414,653
Analog Devices, Inc.	2,553	377,155
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,331	363,212
KLA Corp.	1,237	320,272
Microchip Technology, Inc.	2,207	304,809
Xilinx, Inc.	1,995	282,831
Marvell Technology Group Ltd.	5,768	274,211
NXP Semiconductor N.V.	1,712	272,225
Skyworks Solutions, Inc.	1,726	263,871
Maxim Integrated Products, Inc.	2,817	249,727
ASML Holding N.V. — Class G	491	239,471
Qorvo, Inc.*	1,382	229,785
Teradyne, Inc.	1,868	223,954
Monolithic Power Systems, Inc.	570	208,751
ON Semiconductor Corp.*	5,673	185,677
Entegris, Inc.	1,913	183,839
STMicroelectronics N.V. — Class Y	4,913	182,371
Cree, Inc.*	1,712	181,301
MKS Instruments, Inc.	986	148,344
Inphi Corp.*	904	145,065
Lattice Semiconductor Corp.*	2,780	127,380
Silicon Laboratories, Inc.*	938	119,445
Power Integrations, Inc.	1,394	114,113
Cirrus Logic, Inc.*	1,388	114,094
CMC Materials, Inc.	740	111,962
Semtech Corp.*	1,537	110,802
Brooks Automation, Inc.	1,611	109,306
Synaptics, Inc.*	1,046	100,834
Total Semiconductors		10,990,993

Energy-Alternate Sources - 7.8%
SolarEdge Technologies, Inc.*	714	227,851
Canadian Solar, Inc.*	4,363	223,560
Enphase Energy, Inc.*	1,270	222,847
First Solar, Inc.*	1,703	168,461
SunPower Corp. — Class A*,1	3,916	100,406
Total Energy-Alternate Sources		943,125

Electrical Components & Equipment - 1.3%
Universal Display Corp.	706	162,239

Total Common Stocks
(Cost $3,919,818)		12,096,357

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$57,606	57,606
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	24,000	24,000
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	22,222	22,222
Total Repurchase Agreements
(Cost $103,828)		103,828

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	78,160	78,160
Total Securities Lending Collateral
(Cost $78,160)		78,160

Total Investments - 101.1%
(Cost $4,101,806)		$12,278,345
Other Assets & Liabilities, net - (1.1)%		(127,738)
Total Net Assets - 100.0%		$12,150,607

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,096,357	$—	$—	$12,096,357
Repurchase Agreements	—	103,828	—	103,828
Securities Lending Collateral	78,160	—	—	78,160
Total Assets	$12,174,517	$103,828	$—	$12,278,345

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $75,305 of securities loaned (cost $3,997,978)	$12,174,517
Repurchase agreements, at value (cost $103,828)	103,828
Receivables:
Dividends	3,698
Securities lending income	4
Total assets	12,282,047

Liabilities:
Payable for:
Return of securities lending collateral	78,160
Fund shares redeemed	13,117
Management fees	8,622
Transfer agent and administrative fees	2,729
Investor service fees	2,536
Portfolio accounting fees	1,014
Trustees’ fees*	183
Miscellaneous	25,079
Total liabilities	131,440
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,150,607

Net assets consist of:
Paid in capital	$3,991,876
Total distributable earnings (loss)	8,158,731
Net assets	$12,150,607
Capital shares outstanding	74,824
Net asset value per share	$162.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $374)	$110,856
Interest	256
Income from securities lending, net	147
Total investment income	111,259

Expenses:
Management fees	78,871
Investor service fees	23,197
Transfer agent and administrative fees	29,771
Professional fees	17,548
Portfolio accounting fees	9,279
Trustees’ fees*	1,848
Custodian fees	1,363
Line of credit fees	46
Miscellaneous	6,969
Total expenses	168,892
Net investment loss	(57,633)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,465,750
Net realized gain	1,465,750
Net change in unrealized appreciation (depreciation) on:
Investments	2,593,723
Net change in unrealized appreciation (depreciation)	2,593,723
Net realized and unrealized gain	4,059,473
Net increase in net assets resulting from operations	$4,001,840

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(57,633)	$(17,256)
Net realized gain on investments	1,465,750	118,036
Net change in unrealized appreciation (depreciation) on investments	2,593,723	3,133,221
Net increase in net assets resulting from operations	4,001,840	3,234,001

Distributions to shareholders	(143,071)	(94,380)

Capital share transactions:
Proceeds from sale of shares	15,132,392	19,375,763
Distributions reinvested	143,071	94,380
Cost of shares redeemed	(18,276,966)	(16,176,082)
Net increase (decrease) from capital share transactions	(3,001,503)	3,294,061
Net increase in net assets	857,266	6,433,682

Net assets:
Beginning of year	11,293,341	4,859,659
End of year	$12,150,607	$11,293,341

Capital share activity:
Shares sold	130,397	218,456
Shares issued from reinvestment of distributions	1,197	1,043
Shares redeemed	(163,470)	(185,011)
Net increase (decrease) in shares	(31,876)	34,488

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$105.84	$67.30	$79.89	$60.95	$49.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.20)	(.07)	(.34)	(.07)
Net gain (loss) on investments (realized and unrealized)	59.27	39.89	(9.54)	19.28	11.99
Total from investment operations	58.54	39.69	(9.61)	18.94	11.92
Less distributions from:
Net realized gains	(1.99)	(1.15)	(2.98)	—	—
Total distributions	(1.99)	(1.15)	(2.98)	—	—
Net asset value, end of period	$162.39	$105.84	$67.30	$79.89	$60.95

Total Return[b]	55.96%	59.28%	(12.71%)	31.06%	24.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,151	$11,293	$4,860	$11,236	$8,709
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.23%)	(0.09%)	(0.48%)	(0.14%)
Total expenses	1.82%	1.82%	1.71%	1.70%	1.66%
Portfolio turnover rate	158%	208%	248%	327%	362%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2020, Energy Fund returned -34.17%, compared with the 18.40% return of the S&P 500 Index. The S&P 500 Energy Index returned -33.68%.

The coal & consumable fuels industry was the only contributor to return for the period. The integrated oil & gas industry detracted the most from return, followed by the oil & gas exploration & production industry and the oil & gas storage & transportation industry.

Renewable Energy Group, Inc., EQT Corp., and Tenaris SA ADR contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Exxon Mobil Corp., Occidental Petroleum Corp., and ONEOK, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	8.1%
Exxon Mobil Corp.	8.0%
ConocoPhillips	4.1%
Phillips 66	3.6%
Kinder Morgan, Inc.	3.5%
Schlumberger N.V.	3.4%
Marathon Petroleum Corp.	3.4%
EOG Resources, Inc.	3.4%
Valero Energy Corp.	3.2%
Williams Companies, Inc.	3.0%
Top Ten Total	43.7%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Energy Fund	(34.17%)	(8.39%)	(7.96%)
S&P 500 Energy Index	(33.68%)	(5.20%)	(2.67%)
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2020
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Oil & Gas - 70.3%
Chevron Corp.	5,938	$501,464
Exxon Mobil Corp.	11,966	493,239
ConocoPhillips	6,420	256,736
Phillips 66	3,211	224,577
Marathon Petroleum Corp.	5,102	211,019
EOG Resources, Inc.	4,174	208,157
Valero Energy Corp.	3,476	196,637
Pioneer Natural Resources Co.	1,484	169,013
Hess Corp.	2,823	149,026
Occidental Petroleum Corp.	8,504	147,204
Petroleo Brasileiro S.A. ADR	11,898	133,615
Concho Resources, Inc.	2,278	132,921
Diamondback Energy, Inc.	2,256	109,190
BP plc ADR	5,271	108,161
Devon Energy Corp.	6,153	97,279
Continental Resources, Inc.	5,956	97,083
Parsley Energy, Inc. — Class A	6,705	95,211
Cabot Oil & Gas Corp. — Class A	5,823	94,798
HollyFrontier Corp.	3,289	85,021
Apache Corp.	5,959	84,558
Royal Dutch Shell plc — Class A ADR	2,372	83,352
Ovintiv, Inc.	5,160	74,098
Equities Corp.	5,781	73,476
Cimarex Energy Co.	1,945	72,957
Helmerich & Payne, Inc.	2,547	58,989
Suncor Energy, Inc.	3,465	58,143
PDC Energy, Inc.*	2,781	57,094
CNX Resources Corp.*	5,110	55,188
Murphy Oil Corp.	4,456	53,918
Matador Resources Co.*	3,700	44,622
Delek US Holdings, Inc.	2,750	44,192
Canadian Natural Resources Ltd.	1,826	43,915
Equinor ASA ADR	2,135	35,057
Total Oil & Gas		4,349,910

Pipelines - 15.2%
Kinder Morgan, Inc.	15,866	216,888
Williams Companies, Inc.	9,200	184,460
ONEOK, Inc.	4,069	156,168
Cheniere Energy, Inc.*	2,579	154,817
Targa Resources Corp.	3,425	90,352
Enbridge, Inc.	2,180	69,738
TC Energy Corp.	1,206	49,108
Pembina Pipeline Corp.	780	18,455
Total Pipelines		939,986

Oil & Gas Services - 11.4%
Schlumberger N.V.	9,762	213,105
Baker Hughes Co.	8,657	180,498
Halliburton Co.	8,090	152,901
NOV, Inc.	6,682	91,744
ChampionX Corp.*	4,527	69,263
Total Oil & Gas Services		707,511

Energy-Alternate Sources - 0.9%
Renewable Energy Group, Inc.*	816	57,789

Retail - 0.9%
World Fuel Services Corp.	1,760	54,842

Metal Fabricate & Hardware - 0.4%
Tenaris S.A. ADR	1,364	21,756

Mining - 0.4%
Cameco Corp.	1,620	21,708

Food - 0.3%
Cosan Ltd. — Class A	1,110	20,457

Total Common Stocks
(Cost $3,610,256)		6,173,959

WARRANTS† - 0.0%
Occidental Petroleum Corp.
$22.00, 08/03/27*	1	7
Total Warrants
(Cost $—)		7

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.8%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$29,304	29,304
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	12,209	12,209
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	11,304	11,304
Total Repurchase Agreements
(Cost $52,817)		52,817

Total Investments - 100.6%
(Cost $3,663,073)		$6,226,783
Other Assets & Liabilities, net - (0.6)%		(38,106)
Total Net Assets - 100.0%		$6,188,677

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,173,959	$—	$—	$6,173,959
Warrants	7	—	—	7
Repurchase Agreements	—	52,817	—	52,817
Total Assets	$6,173,966	$52,817	$—	$6,226,783

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $3,610,256)	$6,173,966
Repurchase agreements, at value (cost $52,817)	52,817
Receivables:
Securities sold	280,872
Dividends	4,849
Fund shares sold	1,823
Securities lending income	3
Total assets	6,514,330

Liabilities:
Payable for:
Fund shares redeemed	304,331
Management fees	4,520
Transfer agent and administrative fees	1,431
Investor service fees	1,330
Portfolio accounting fees	532
Trustees’ fees*	98
Miscellaneous	13,411
Total liabilities	325,653
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,188,677

Net assets consist of:
Paid in capital	$14,031,522
Total distributable earnings (loss)	(7,842,845)
Net assets	$6,188,677
Capital shares outstanding	53,819
Net asset value per share	$114.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $2,643)	$249,376
Interest	183
Income from securities lending, net	3,173
Total investment income	252,732

Expenses:
Management fees	55,638
Investor service fees	16,364
Transfer agent and administrative fees	22,023
Professional fees	12,290
Portfolio accounting fees	6,546
Trustees’ fees*	1,739
Custodian fees	1,009
Line of credit fees	40
Miscellaneous	3,615
Total expenses	119,264
Net investment income	133,468

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,040,480)
Net realized loss	(1,040,480)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,447,830)
Net change in unrealized appreciation (depreciation)	(1,447,830)
Net realized and unrealized loss	(2,488,310)
Net decrease in net assets resulting from operations	$(2,354,842)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$133,468	$86,442
Net realized gain (loss) on investments	(1,040,480)	556,001
Net change in unrealized appreciation (depreciation) on investments	(1,447,830)	158,152
Net increase (decrease) in net assets resulting from operations	(2,354,842)	800,595

Distributions to shareholders	(99,610)	(18,218)

Capital share transactions:
Proceeds from sale of shares	19,419,055	10,611,542
Distributions reinvested	99,610	18,218
Cost of shares redeemed	(20,641,084)	(11,318,712)
Net decrease from capital share transactions	(1,122,419)	(688,952)
Net increase (decrease) in net assets	(3,576,871)	93,425

Net assets:
Beginning of year	9,765,548	9,672,123
End of year	$6,188,677	$9,765,548

Capital share activity:*
Shares sold	188,405	60,290
Shares issued from reinvestment of distributions	921	102
Shares redeemed	(190,712)	(63,466)
Net decrease in shares	(1,386)	(3,074)

*	Capital share activity for the year ended December 31, 2020, has been restated to reflect a 1:3 reverse share split effective August 24, 2020 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020[c]	Year Ended December 31, 2019[c]	Year Ended December 31, 2018[c]	Year Ended December 31, 2017[c]	Year Ended December 31, 2016[c,d]
Per Share Data
Net asset value, beginning of period	$176.90	$165.96	$223.73	$240.28	$184.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.96	1.71	.12	1.59	.24
Net gain (loss) on investments (realized and unrealized)	(62.41)	9.62	(56.84)	(16.85)	56.17
Total from investment operations	(61.45)	11.33	(56.72)	(15.26)	56.41
Less distributions from:
Net investment income	(.46)	(.39)	(1.05)	(1.29)	(.42)
Total distributions	(.46)	(.39)	(1.05)	(1.29)	(.42)
Net asset value, end of period	$114.99	$176.90	$165.96	$223.73	$240.28

Total Return[b]	(34.17%)	6.81%	(25.49%)	(6.26%)	31.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,189	$9,766	$9,672	$17,318	$28,117
Ratios to average net assets:
Net investment income (loss)	2.04%	0.97%	0.06%	0.75%	0.42%
Total expenses	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	317%	114%	490%	573%	293%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 24, 2020 — See Note 9.
[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2020, Energy Services Fund returned -37.33%, compared with the S&P 500 Index, which returned 18.40%. The S&P 500 Energy Index returned -33.68%.

No industry contributed to return for the period. The oil & gas equipment & services industry detracted the most from return, followed by the oil & gas drilling industry.

Nabors Industries Ltd., Archrock, Inc., and Liberty Oilfield Services, Inc. Class A were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Schlumberger N.V., Transocean Ltd., and Helix Energy Solutions Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	13.7%
Baker Hughes Co.	11.6%
Halliburton Co.	9.8%
NOV, Inc.	6.4%
ChampionX Corp.	4.8%
Helmerich & Payne, Inc.	4.1%
Cactus, Inc. — Class A	3.8%
Archrock, Inc.	3.6%
TechnipFMC plc	3.5%
Liberty Oilfield Services, Inc. — Class A	3.4%
Top Ten Total	64.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Energy Services Fund	(37.33%)	(19.36%)	(15.49%)
S&P 500 Energy Index	(33.68%)	(5.20%)	(2.67%)
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas Services - 76.9%
Schlumberger N.V.	24,055	$525,121
Baker Hughes Co.	21,327	444,668
Halliburton Co.	19,926	376,601
NOV, Inc.	17,905	245,836
ChampionX Corp.*	12,121	185,451
Archrock, Inc.	15,713	136,075
TechnipFMC plc	14,265	134,091
Liberty Oilfield Services, Inc. — Class A	12,593	129,834
Dril-Quip, Inc.*	4,050	119,961
Core Laboratories N.V.	3,871	102,620
ProPetro Holding Corp.*	13,011	96,151
Oceaneering International, Inc.*	12,044	95,750
DMC Global, Inc.	2,129	92,079
US Silica Holdings, Inc.	10,734	75,353
Oil States International, Inc.*	12,721	63,859
Solaris Oilfield Infrastructure, Inc. — Class A	7,698	62,662
Matrix Service Co.*	5,200	57,304
Total Oil & Gas Services		2,943,416

Oil & Gas - 8.8%
Helmerich & Payne, Inc.	6,808	157,674
Patterson-UTI Energy, Inc.	20,681	108,782
Nabors Industries Ltd.	1,187	69,119
Total Oil & Gas		335,575

Transportation - 7.0%
SEACOR Holdings, Inc.*	2,675	110,879
Bristow Group, Inc.*	3,776	99,384
Tidewater, Inc.*	6,394	55,244
Total Transportation		265,507

Machinery-Diversified - 3.8%
Cactus, Inc. — Class A	5,602	146,044

Metal Fabricate & Hardware - 2.9%
Tenaris S.A. ADR	6,927	110,486

Total Common Stocks
(Cost $2,555,583)		3,801,028

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$20,113	20,113
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	8,379	8,379
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	7,758	7,758
Total Repurchase Agreements
(Cost $36,250)		36,250

Total Investments - 100.3%
(Cost $2,591,833)		$3,837,278
Other Assets & Liabilities, net - (0.3)%		(12,187)
Total Net Assets - 100.0%		$3,825,091

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,801,028	$—	$—	$3,801,028
Repurchase Agreements	—	36,250	—	36,250
Total Assets	$3,801,028	$36,250	$—	$3,837,278

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $2,555,583)	$3,801,028
Repurchase agreements, at value (cost $36,250)	36,250
Receivables:
Securities sold	574,411
Fund shares sold	13,742
Dividends	2,219
Total assets	4,427,650

Liabilities:
Payable for:
Fund shares redeemed	589,835
Management fees	2,819
Transfer agent and administrative fees	892
Investor service fees	829
Portfolio accounting fees	332
Trustees’ fees*	57
Miscellaneous	7,795
Total liabilities	602,559
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,825,091

Net assets consist of:
Paid in capital	$14,279,411
Total distributable earnings (loss)	(10,454,320)
Net assets	$3,825,091
Capital shares outstanding	20,323
Net asset value per share	$188.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $91)	$67,642
Interest	79
Income from securities lending, net	633
Total investment income	68,354

Expenses:
Management fees	25,669
Investor service fees	7,550
Transfer agent and administrative fees	9,991
Professional fees	5,422
Portfolio accounting fees	3,020
Trustees’ fees*	746
Custodian fees	458
Miscellaneous	2,140
Total expenses	54,996
Net investment income	13,358

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,587,927)
Net realized loss	(1,587,927)
Net change in unrealized appreciation (depreciation) on:
Investments	276,831
Net change in unrealized appreciation (depreciation)	276,831
Net realized and unrealized loss	(1,311,096)
Net decrease in net assets resulting from operations	$(1,297,738)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,358	$17,503
Net realized loss on investments	(1,587,927)	(684,717)
Net change in unrealized appreciation (depreciation) on investments	276,831	617,252
Net decrease in net assets resulting from operations	(1,297,738)	(49,962)

Distributions to shareholders	(20,199)	—

Capital share transactions:
Proceeds from sale of shares	23,713,509	17,158,557
Distributions reinvested	20,199	—
Cost of shares redeemed	(21,836,022)	(17,355,257)
Net increase (decrease) from capital share transactions	1,897,686	(196,700)
Net increase (decrease) in net assets	579,749	(246,662)

Net assets:
Beginning of year	3,245,342	3,492,004
End of year	$3,825,091	$3,245,342

Capital share activity:*
Shares sold	150,113	55,157
Shares issued from reinvestment of distributions	132	—
Shares redeemed	(140,635)	(55,964)
Net decrease in shares	9,610	(807)

*	Capital share activity for the year ended December 31, 2020, has been restated to reflect a 1:10 reverse split effective August 24, 2020 — See Note 9.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020[d]	Year Ended December 31, 2019[d]	Year Ended December 31, 2018[d]	Year Ended December 31, 2017[d]	Year Ended December 31, 2016[c,d]
Per Share Data
Net asset value, beginning of period	$302.92	$303.11	$575.98	$708.02	$580.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	1.50	(.70)	11.10	(.30)
Net gain (loss) on investments (realized and unrealized)	(114.69)	(1.69)	(254.57)	(143.14)	129.22
Total from investment operations	(114.58)	(.19)	(255.27)	(132.04)	128.92
Less distributions from:
Net investment income	(.13)	—	(17.60)	—	(.90)
Total distributions	(.13)	—	(17.60)	—	(.90)
Net asset value, end of period	$188.21	$302.92	$303.11	$575.98	$708.02

Total Return[b]	(37.33%)	(0.07%)	(45.65%)	(18.64%)	23.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,825	$3,245	$3,492	$9,047	$13,770
Ratios to average net assets:
Net investment income (loss)	0.44%	0.45%	(0.13%)	1.92%	(0.26%)
Total expenses	1.82%	1.83%	1.71%	1.70%	1.66%
Portfolio turnover rate	817%	423%	331%	338%	291%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the year ended through December 31, 2016 have been restated to reflect a 1:6 share split effective December 1, 2016.
[d]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 24, 2020 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2020, Financial Services Fund returned -0.11%, while the S&P 500 Index returned 18.40% over the same period. The S&P 500 Financials Index returned -1.69%.

The financial exchanges & data industry was the largest contributor to return, followed by the asset management & custody banks industry and the investment banking & brokerage industry. The diversified banks industry was the largest detractor from return, followed by the residential real estate investment trust (“REIT”) industry and the retail REIT industry.

Morgan Stanley, BlackRock, Inc. Class A, and MSCI Inc. Class A were the holdings that contributed the most to the Fund’s return for the period. Wells Fargo & Co., Simon Property Group, Inc., and Citigroup, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.9%
Bank of America Corp.	2.3%
Morgan Stanley	1.6%
Citigroup, Inc.	1.6%
Wells Fargo & Co.	1.6%
BlackRock, Inc. — Class A	1.5%
American Express Co.	1.4%
American Tower Corp. — Class A	1.4%
Charles Schwab Corp.	1.4%
Top Ten Total	19.0%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Financial Services Fund	(0.11%)	8.48%	8.02%
S&P 500 Financials Index	(1.69%)	11.13%	10.79%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2020
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.8%

REITs - 29.5%
American Tower Corp. — Class A	644	$144,552
Crown Castle International Corp.	766	121,940
Prologis, Inc.	1,219	121,486
Equinix, Inc.	156	111,412
Digital Realty Trust, Inc.	677	94,448
Public Storage	379	87,522
SBA Communications Corp.	285	80,407
Simon Property Group, Inc.	885	75,473
Welltower, Inc.	1,137	73,473
AvalonBay Communities, Inc.	442	70,910
Alexandria Real Estate Equities, Inc.	387	68,971
Equity Residential	1,156	68,528
Realty Income Corp.	1,094	68,014
Weyerhaeuser Co.	1,998	66,993
Invitation Homes, Inc.	2,024	60,113
Ventas, Inc.	1,206	59,142
Healthpeak Properties, Inc.	1,918	57,981
Sun Communities, Inc.	372	56,525
Essex Property Trust, Inc.	237	56,269
Extra Space Storage, Inc.	480	55,613
Boston Properties, Inc.	574	54,260
Duke Realty Corp.	1,348	53,880
VICI Properties, Inc.	2,020	51,510
UDR, Inc.	1,297	49,844
Medical Properties Trust, Inc.	2,262	49,289
WP Carey, Inc.	697	49,194
Host Hotels & Resorts, Inc.	3,342	48,893
Equity LifeStyle Properties, Inc.	760	48,154
Camden Property Trust	444	44,365
American Homes 4 Rent — Class A	1,477	44,310
Gaming and Leisure Properties, Inc.	1,028	43,595
STORE Capital Corp.	1,272	43,223
AGNC Investment Corp.	2,714	42,338
CyrusOne, Inc.	576	42,134
Americold Realty Trust	1,108	41,362
Lamar Advertising Co. — Class A	483	40,195
Omega Healthcare Investors, Inc.	1,099	39,916
Vornado Realty Trust	1,057	39,468
Regency Centers Corp.	863	39,344
National Retail Properties, Inc.	930	38,056
Kilroy Realty Corp.	640	36,736
CubeSmart	1,085	36,467
Rexford Industrial Realty, Inc.	730	35,850
CoreSite Realty Corp.	280	35,078
Federal Realty Investment Trust	410	34,899
Healthcare Trust of America, Inc. — Class A	1,250	34,425
American Campus Communities, Inc.	790	33,788
Life Storage, Inc.	280	33,429
EastGroup Properties, Inc.	240	33,134
First Industrial Realty Trust, Inc.	780	32,861
Douglas Emmett, Inc.	1,114	32,507
Brixmor Property Group, Inc.	1,918	31,743
SL Green Realty Corp.	511	30,445
Healthcare Realty Trust, Inc.	970	28,712
QTS Realty Trust, Inc. — Class A	460	28,465
Hudson Pacific Properties, Inc.	1,149	27,599
Agree Realty Corp.	410	27,298
Total REITs		3,056,538

Banks - 24.8%
JPMorgan Chase & Co.	2,330	296,109
Bank of America Corp.	7,946	240,843
Morgan Stanley	2,415	165,500
Citigroup, Inc.	2,653	163,584
Wells Fargo & Co.	5,401	163,002
Goldman Sachs Group, Inc.	541	142,667
U.S. Bancorp	2,630	122,532
Truist Financial Corp.	2,467	118,243
PNC Financial Services Group, Inc.	759	113,091
Bank of New York Mellon Corp.	2,135	90,609
State Street Corp.	1,058	77,001
First Republic Bank	483	70,967
SVB Financial Group*	172	66,707
Fifth Third Bancorp	2,342	64,569
Northern Trust Corp.	682	63,522
KeyCorp	3,670	60,225
Regions Financial Corp.	3,643	58,725
M&T Bank Corp.	458	58,303
Citizens Financial Group, Inc.	1,610	57,574
ICICI Bank Ltd. ADR*	3,629	53,927
HDFC Bank Ltd. ADR*	746	53,906
Huntington Bancshares, Inc.	4,261	53,817
Toronto-Dominion Bank	865	48,803
HSBC Holdings plc ADR[1]	1,865	48,322
Zions Bancorp North America	927	40,269
First Horizon National Corp.	3,086	39,377
Signature Bank	278	37,611
Total Banks		2,569,805

Insurance - 23.2%
Berkshire Hathaway, Inc. — Class B*	1,493	346,182
Marsh & McLennan Companies, Inc.	922	107,874
Progressive Corp.	1,085	107,285
Aon plc — Class A	470	99,297
Chubb Ltd.	626	96,354
MetLife, Inc.	2,049	96,201
Travelers Companies, Inc.	605	84,924
American International Group, Inc.	2,232	84,503
Willis Towers Watson plc	399	84,061
Prudential Financial, Inc.	1,053	82,208
Allstate Corp.	747	82,118
Aflac, Inc.	1,831	81,425
Arthur J Gallagher & Co.	537	66,432
Hartford Financial Services Group, Inc.	1,262	61,813
Principal Financial Group, Inc.	1,128	55,960
Everest Re Group Ltd.	238	55,713
Athene Holding Ltd. — Class A*	1,279	55,176
Arch Capital Group Ltd.*	1,510	54,466
Cincinnati Financial Corp.	614	53,645
Brown & Brown, Inc.	1,103	52,293

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
FINANCIAL SERVICES FUND

	Shares	Value
Markel Corp.*	50	$51,665
RenaissanceRe Holdings Ltd.	310	51,404
Loews Corp.	1,104	49,702
Equitable Holdings, Inc.	1,930	49,389
Fidelity National Financial, Inc.	1,217	47,573
Lincoln National Corp.	933	46,939
Globe Life, Inc.	480	45,581
Assurant, Inc.	301	41,002
Reinsurance Group of America, Inc. — Class A	350	40,565
American Financial Group, Inc.	460	40,305
Voya Financial, Inc.	682	40,108
Unum Group	1,445	33,148
First American Financial Corp.	630	32,527
MGIC Investment Corp.	2,358	29,593
Total Insurance		2,407,431

Diversified Financial Services - 14.6%
BlackRock, Inc. — Class A	210	151,523
American Express Co.	1,212	146,543
Charles Schwab Corp.	2,716	144,057
Intercontinental Exchange, Inc.	987	113,791
CME Group, Inc. — Class A	625	113,781
Capital One Financial Corp.	980	96,873
T. Rowe Price Group, Inc.	565	85,535
Discover Financial Services	831	75,230
Ameriprise Financial, Inc.	355	68,987
Nasdaq, Inc.	500	66,370
Synchrony Financial	1,894	65,741
Ally Financial, Inc.	1,469	52,385
Franklin Resources, Inc.	1,978	49,430
Tradeweb Markets, Inc. — Class A	780	48,711
Cboe Global Markets, Inc.	504	46,933
LPL Financial Holdings, Inc.	395	41,167
Invesco Ltd.	2,349	40,943
Eaton Vance Corp.	590	40,079
Credit Acceptance Corp.*,1	100	34,614
SLM Corp.	2,410	29,860
Total Diversified Financial Services		1,512,553

Private Equity - 3.1%
Blackstone Group, Inc. — Class A	1,901	123,204
KKR & Company, Inc. — Class A	2,074	83,976
Apollo Global Management, Inc.	1,348	66,025
Brookfield Asset Management, Inc. — Class A	1,213	50,061
Total Private Equity		323,266

Commercial Services - 2.9%
S&P Global, Inc.	395	129,849
Moody’s Corp.	371	107,679
MarketAxess Holdings, Inc.	113	64,473
Total Commercial Services		302,001

Software - 0.9%
MSCI, Inc. — Class A	196	87,520

Media - 0.5%
FactSet Research Systems, Inc.	152	50,540

Savings & Loans - 0.3%
People’s United Financial, Inc.	2,653	34,303

Total Common Stocks
(Cost $6,488,378)		10,343,957

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$13,452	13,452
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	5,604	5,604
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	5,189	5,189
Total Repurchase Agreements
(Cost $24,245)		24,245

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	63,433	63,433
Total Securities Lending Collateral
(Cost $63,433)		63,433

Total Investments - 100.6%
(Cost $6,576,056)		$10,431,635
Other Assets & Liabilities, net - (0.6)%		(64,607)
Total Net Assets - 100.0%		$10,367,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,343,957	$—	$—	$10,343,957
Repurchase Agreements	—	24,245	—	24,245
Securities Lending Collateral	63,433	—	—	63,433
Total Assets	$10,407,390	$24,245	$—	$10,431,635

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $62,183 of securities loaned (cost $6,551,811)	$10,407,390
Repurchase agreements, at value (cost $24,245)	24,245
Cash	190
Receivables:
Dividends	25,376
Fund shares sold	6,858
Securities lending income	28
Total assets	10,464,087

Liabilities:
Payable for:
Return of securities lending collateral	63,433
Professional fees	9,484
Management fees	7,143
Transfer agent and administrative fees	2,260
Investor service fees	2,101
Portfolio accounting fees	840
Fund shares redeemed	717
Trustees’ fees*	150
Miscellaneous	10,931
Total liabilities	97,059
Commitments and contingent liabilities (Note 10)	—
Net assets	$10,367,028

Net assets consist of:
Paid in capital	$7,468,625
Total distributable earnings (loss)	2,898,403
Net assets	$10,367,028
Capital shares outstanding	121,225
Net asset value per share	$85.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $330)	$198,817
Interest	219
Income from securities lending, net	174
Total investment income	199,210

Expenses:
Management fees	61,884
Investor service fees	18,201
Transfer agent and administrative fees	24,384
Professional fees	13,813
Portfolio accounting fees	7,280
Trustees’ fees*	1,921
Custodian fees	1,302
Miscellaneous	3,761
Total expenses	132,546
Net investment income	66,664

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	522,950
Net realized gain	522,950
Net change in unrealized appreciation (depreciation) on:
Investments	(943,101)
Net change in unrealized appreciation (depreciation)	(943,101)
Net realized and unrealized loss	(420,151)
Net decrease in net assets resulting from operations	$(353,487)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$66,664	$81,315
Net realized gain on investments	522,950	348,506
Net change in unrealized appreciation (depreciation) on investments	(943,101)	1,713,291
Net increase (decrease) in net assets resulting from operations	(353,487)	2,143,112

Distributions to shareholders	(348,018)	(507,612)

Capital share transactions:
Proceeds from sale of shares	25,637,728	25,665,558
Distributions reinvested	348,018	507,612
Cost of shares redeemed	(26,244,148)	(23,580,143)
Net increase (decrease) from capital share transactions	(258,402)	2,593,027
Net increase (decrease) in net assets	(959,907)	4,228,527

Net assets:
Beginning of year	11,326,935	7,098,408
End of year	$10,367,028	$11,326,935

Capital share activity:
Shares sold	337,386	302,628
Shares issued from reinvestment of distributions	4,870	6,012
Shares redeemed	(347,179)	(279,122)
Net increase (decrease) in shares	(4,923)	29,518

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$89.79	$73.46	$84.47	$73.42	$64.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.70	.45	.77	— [b]
Net gain (loss) on investments (realized and unrealized)	(1.47)	19.67	(10.74)	10.63	9.32
Total from investment operations	(.77)	20.37	(10.29)	11.40	9.32
Less distributions from:
Net investment income	(.74)	(.71)	(.72)	(.35)	(.36)
Net realized gains	(2.76)	(3.33)	—	—	—
Total distributions	(3.50)	(4.04)	(.72)	(.35)	(.36)
Net asset value, end of period	$85.52	$89.79	$73.46	$84.47	$73.42

Total Return[c]	(0.11%)	28.08%	(12.28%)	15.57%	15.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,367	$11,327	$7,098	$16,357	$16,230
Ratios to average net assets:
Net investment income (loss)	0.92%	0.83%	0.54%	1.00%	— [e]
Total expenses	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	339%	218%	403%	364%	329%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2020, Health Care Fund returned 18.68%, compared with a 18.40% return for the S&P 500 Index. The S&P 500 Health Care Index returned 13.45%.

The health care equipment industry was the largest contributor to the Fund for the period, followed by the biotechnology industry and the life sciences tools & services industry. Health care facilities was the only industry that detracted from return.

The best-performing holdings in the Fund were Immunomedics, Inc., Moderna, Inc., and Thermo Fisher Scientific, Inc. The worst-performing holdings in the Fund included Amarin Corp. plc ADR, Intercept Pharmaceuticals, Inc., and Boston Scientific Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.3%
UnitedHealth Group, Inc.	3.1%
Merck & Company, Inc.	2.4%
Pfizer, Inc.	2.4%
AbbVie, Inc.	2.3%
Abbott Laboratories	2.3%
Thermo Fisher Scientific, Inc.	2.3%
Danaher Corp.	2.1%
Bristol-Myers Squibb Co.	1.9%
Eli Lilly & Co.	1.9%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Health Care Fund	18.68%	10.32%	13.98%
S&P 500 Health Care Index	13.45%	11.63%	15.88%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2020
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Pharmaceuticals - 31.9%
Johnson & Johnson	4,485	$705,849
Merck & Company, Inc.	6,248	511,086
Pfizer, Inc.	13,634	501,868
AbbVie, Inc.	4,543	486,782
Bristol-Myers Squibb Co.	6,569	407,475
Eli Lilly & Co.	2,391	403,696
CVS Health Corp.	4,915	335,695
Cigna Corp.	1,514	315,185
Zoetis, Inc.	1,844	305,182
Becton Dickinson and Co.	1,171	293,008
DexCom, Inc.*	560	207,043
McKesson Corp.	1,078	187,486
Viatris, Inc.*	9,039	169,391
AstraZeneca plc ADR	3,193	159,618
AmerisourceBergen Corp. — Class A	1,609	157,296
Jazz Pharmaceuticals plc*	945	155,972
Canopy Growth Corp.*,1	6,273	154,567
Horizon Therapeutics plc*	1,986	145,276
Novartis AG ADR	1,512	142,778
Cardinal Health, Inc.	2,534	135,721
GlaxoSmithKline plc ADR	3,688	135,718
Elanco Animal Health, Inc.*	4,228	129,673
Perrigo Company plc	2,739	122,488
Teva Pharmaceutical Industries Ltd. ADR*	12,671	122,275
Sarepta Therapeutics, Inc.*	716	122,071
Henry Schein, Inc.*	1,571	105,037
Neurocrine Biosciences, Inc.*	1,039	99,588
Total Pharmaceuticals		6,717,824

Healthcare-Products - 30.6%
Abbott Laboratories	4,404	482,194
Thermo Fisher Scientific, Inc.	1,020	475,096
Danaher Corp.	1,949	432,951
Medtronic plc	3,379	395,816
Intuitive Surgical, Inc.*	426	348,511
Stryker Corp.	1,382	338,645
Edwards Lifesciences Corp.*	2,924	266,756
Boston Scientific Corp.*	6,870	246,976
IDEXX Laboratories, Inc.*	453	226,441
Align Technology, Inc.*	422	225,508
Baxter International, Inc.	2,694	216,167
Zimmer Biomet Holdings, Inc.	1,273	196,157
ResMed, Inc.	895	190,241
West Pharmaceutical Services, Inc.	568	160,920
Insulet Corp.*	594	151,844
Novocure Ltd.*	846	146,392
STERIS plc	772	146,325
Hologic, Inc.*	2,000	145,660
Avantor, Inc.*	5,000	140,750
ABIOMED, Inc.*	432	140,054
Varian Medical Systems, Inc.*	792	138,608
Masimo Corp.*	495	132,848
QIAGEN N.V.*	2,487	131,438
10X Genomics, Inc. — Class A*	916	129,706
Dentsply Sirona, Inc.	2,228	116,658
Repligen Corp.*	571	109,421
Penumbra, Inc.*	527	92,225
Quidel Corp.*	503	90,364
Tandem Diabetes Care, Inc.*	941	90,035
Hill-Rom Holdings, Inc.	891	87,291
Haemonetics Corp.*	710	84,312
Nevro Corp.*	459	79,453
iRhythm Technologies, Inc.*	332	78,754
Total Healthcare-Products		6,434,517

Biotechnology - 16.9%
Amgen, Inc.	1,729	397,532
Gilead Sciences, Inc.	5,148	299,923
Vertex Pharmaceuticals, Inc.*	1,124	265,646
Illumina, Inc.*	684	253,080
Regeneron Pharmaceuticals, Inc.*	507	244,937
Biogen, Inc.*	849	207,886
Moderna, Inc.*	1,869	195,254
Alexion Pharmaceuticals, Inc.*	1,124	175,614
Seagen, Inc.*	995	174,264
Exact Sciences Corp.*	1,170	155,013
Incyte Corp.*	1,673	145,518
BioMarin Pharmaceutical, Inc.*	1,458	127,852
Alnylam Pharmaceuticals, Inc.*	968	125,811
Guardant Health, Inc.*	962	123,983
Mirati Therapeutics, Inc.*	497	109,161
BioNTech SE ADR*,1	1,325	108,014
Arrowhead Pharmaceuticals, Inc.*	1,128	86,552
United Therapeutics Corp.*	570	86,520
Exelixis, Inc.*	4,163	83,551
Novavax, Inc.*,1	745	83,075
Emergent BioSolutions, Inc.*	764	68,454
Inovio Pharmaceuticals, Inc.*,1	4,718	41,754
Total Biotechnology		3,559,394

Healthcare-Services - 15.2%
UnitedHealth Group, Inc.	1,846	647,355
Anthem, Inc.	989	317,558
Humana, Inc.	647	265,445
HCA Healthcare, Inc.	1,535	252,446
Centene Corp.*	3,413	204,882
IQVIA Holdings, Inc.*	1,108	198,520
Teladoc Health, Inc.*	955	190,962
Laboratory Corporation of America Holdings*	751	152,866
Quest Diagnostics, Inc.	1,171	139,548
Catalent, Inc.*	1,327	138,101
Molina Healthcare, Inc.*	607	129,097
DaVita, Inc.*	1,048	123,035
Charles River Laboratories International, Inc.*	482	120,433
Universal Health Services, Inc. — Class B	837	115,088
Encompass Health Corp.	1,174	97,078
Invitae Corp.*,1	2,200	91,982
Total Healthcare-Services		3,184,396

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
HEALTH CARE FUND

	Shares	Value
Electronics - 3.1%
Agilent Technologies, Inc.	1,727	$204,633
Mettler-Toledo International, Inc.*	159	181,209
PerkinElmer, Inc.	962	138,047
Waters Corp.*	529	130,885
Total Electronics		654,774

Software - 1.8%
Veeva Systems, Inc. — Class A*	792	215,622
Cerner Corp.	2,115	165,985
Total Software		381,607

Total Common Stocks
(Cost $8,927,999)		20,932,512

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$85,805	85,805
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	35,747	35,747
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	33,100	33,100
Total Repurchase Agreements
(Cost $154,652)		154,652
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	373,219	$373,219
Total Securities Lending Collateral
(Cost $373,219)		373,219

Total Investments - 102.0%
(Cost $9,455,870)		$21,460,383
Other Assets & Liabilities, net - (2.0)%		(411,840)
Total Net Assets - 100.0%		$21,048,543

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,932,512	$—	$—	$20,932,512
Repurchase Agreements	—	154,652	—	154,652
Securities Lending Collateral	373,219	—	—	373,219
Total Assets	$21,305,731	$154,652	$—	$21,460,383

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $349,106 of securities loaned (cost $9,301,218)	$21,305,731
Repurchase agreements, at value (cost $154,652)	154,652
Receivables:
Fund shares sold	501,930
Securities sold	46,197
Dividends	15,445
Foreign tax reclaims	1,306
Securities lending income	232
Total assets	22,025,493

Liabilities:
Payable for:
Securities purchased	534,720
Return of securities lending collateral	373,219
Management fees	14,613
Transfer agent and administrative fees	4,625
Investor service fees	4,298
Portfolio accounting fees	1,719
Fund shares redeemed	567
Trustees’ fees*	312
Miscellaneous	42,877
Total liabilities	976,950
Commitments and contingent liabilities (Note 10)	—
Net assets	$21,048,543

Net assets consist of:
Paid in capital	$9,050,207
Total distributable earnings (loss)	11,998,336
Net assets	$21,048,543
Capital shares outstanding	243,506
Net asset value per share	$86.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $7,599)	$193,496
Interest	440
Income from securities lending, net	11,754
Total investment income	205,690

Expenses:
Management fees	157,748
Investor service fees	46,397
Transfer agent and administrative fees	60,687
Professional fees	33,867
Portfolio accounting fees	18,558
Trustees’ fees*	4,175
Custodian fees	2,968
Miscellaneous	13,935
Total expenses	338,335
Net investment loss	(132,645)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,504,759
Net realized gain	2,504,759
Net change in unrealized appreciation (depreciation) on:
Investments	645,362
Net change in unrealized appreciation (depreciation)	645,362
Net realized and unrealized gain	3,150,121
Net increase in net assets resulting from operations	$3,017,476

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(132,645)	$(112,565)
Net realized gain on investments	2,504,759	2,731,701
Net change in unrealized appreciation (depreciation) on investments	645,362	1,229,445
Net increase in net assets resulting from operations	3,017,476	3,848,581

Distributions to shareholders	(517,189)	(408,723)

Capital share transactions:
Proceeds from sale of shares	30,417,037	29,242,516
Distributions reinvested	517,189	408,723
Cost of shares redeemed	(31,428,341)	(34,485,945)
Net decrease from capital share transactions	(494,115)	(4,834,706)
Net increase (decrease) in net assets	2,006,172	(1,394,848)

Net assets:
Beginning of year	19,042,371	20,437,219
End of year	$21,048,543	$19,042,371

Capital share activity:
Shares sold	394,586	427,219
Shares issued from reinvestment of distributions	6,559	5,979
Shares redeemed	(411,959)	(506,488)
Net decrease in shares	(10,814)	(73,290)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$74.88	$62.38	$62.43	$52.62	$60.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.40)	(.48)	(.44)	(.37)
Net gain (loss) on investments (realized and unrealized)	14.32	14.35	1.33 [c]	12.39	(5.36)
Total from investment operations	13.77	13.95	.85	11.95	(5.73)
Less distributions from:
Net realized gains	(2.21)	(1.45)	(.90)	(2.14)	(2.12)
Total distributions	(2.21)	(1.45)	(.90)	(2.14)	(2.12)
Net asset value, end of period	$86.44	$74.88	$62.38	$62.43	$52.62

Total Return[b]	18.68%	22.57%	1.25%	22.86%	(9.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,049	$19,042	$20,437	$22,657	$18,778
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.58%)	(0.72%)	(0.73%)	(0.67%)
Total expenses	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	171%	150%	194%	156%	146%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2020, Internet Fund returned 60.21%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Information Technology Index returned 43.89%.

The internet & direct marketing retail industry contributed the most to return, followed by the interactive media & services industry and the internet services & infrastructure industry. The leading detractors were the asset management & custody banks industry, investment banking & brokerage industry, and the real estate services industry.

Amazon.com, Inc., PayPal Holdings, Inc., and Netflix, Inc. added the most to Fund performance for the year. Momo, Inc. Class A ADR, ViaSat, Inc., and Northern Trust Corp. detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.5%
Alphabet, Inc. — Class A	6.6%
Facebook, Inc. — Class A	5.3%
Alibaba Group Holding Ltd. ADR	3.3%
PayPal Holdings, Inc.	3.0%
Adobe, Inc.	2.9%
Netflix, Inc.	2.8%
salesforce.com, Inc.	2.7%
Cisco Systems, Inc.	2.6%
Uber Technologies, Inc.	1.9%
Top Ten Total	38.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Internet Fund	60.21%	22.18%	16.93%
S&P 500 Information Technology Index	43.89%	27.79%	20.68%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Internet - 59.2%
Amazon.com, Inc.*	326	$1,061,759
Alphabet, Inc. — Class A*	533	934,157
Facebook, Inc. — Class A*	2,718	742,449
Alibaba Group Holding Ltd. ADR*	1,990	463,133
Netflix, Inc.*	735	397,437
Uber Technologies, Inc.*	5,134	261,834
Booking Holdings, Inc.*	116	258,363
Snap, Inc. — Class A*	4,200	210,294
JD.com, Inc. ADR*	2,283	200,676
Baidu, Inc. ADR*	858	185,534
Shopify, Inc. — Class A*	153	173,188
Pinduoduo, Inc. ADR*	963	171,096
Match Group, Inc.*	1,106	167,216
Roku, Inc.*	490	162,690
Twitter, Inc.*	2,979	161,313
Pinterest, Inc. — Class A*	2,400	158,160
eBay, Inc.	2,953	148,388
MercadoLibre, Inc.*	87	145,744
Okta, Inc.*	543	138,063
Spotify Technology S.A.*	419	131,843
Chewy, Inc. — Class A*	1,465	131,689
VeriSign, Inc.*	585	126,594
Zillow Group, Inc. — Class C*	955	123,959
Vipshop Holdings Ltd. ADR*	4,407	123,881
Expedia Group, Inc.	904	119,690
Etsy, Inc.*	622	110,660
Trip.com Group Ltd. ADR*	3,242	109,353
IAC*	577	109,255
Farfetch Ltd. — Class A*	1,618	103,245
Wayfair, Inc. — Class A*	452	102,066
Lyft, Inc. — Class A*	2,042	100,323
Wix.com Ltd.*	401	100,234
JOYY, Inc. ADR	1,194	95,496
GoDaddy, Inc. — Class A*	1,144	94,895
Fiverr International Ltd.*	473	92,282
F5 Networks, Inc.*	483	84,979
Anaplan, Inc.*	1,177	84,567
Grubhub, Inc.*	939	69,740
TripAdvisor, Inc.*	2,014	57,963
Stamps.com, Inc.*	238	46,693
Stitch Fix, Inc. — Class A*	741	43,511
Overstock.com, Inc.*,1	626	30,029
Total Internet		8,334,441

Software - 25.7%
Adobe, Inc.*	814	407,098
salesforce.com, Inc.*	1,679	373,628
Zoom Video Communications, Inc. — Class A*	712	240,172
Activision Blizzard, Inc.	2,361	219,219
Workday, Inc. — Class A*	804	192,646
Twilio, Inc. — Class A*	507	171,619
Electronic Arts, Inc.	1,154	165,714
Veeva Systems, Inc. — Class A*	605	164,711
DocuSign, Inc.*	721	160,278
Sea Ltd. ADR*	694	138,141
NetEase, Inc. ADR	1,436	137,526
Take-Two Interactive Software, Inc.*	609	126,544
Coupa Software, Inc.*	347	117,602
HubSpot, Inc.*	283	112,193
Bilibili, Inc. ADR*	1,293	110,836
Akamai Technologies, Inc.*	1,030	108,140
Citrix Systems, Inc.	810	105,381
MongoDB, Inc.*	286	102,685
Five9, Inc.*	483	84,235
Fastly, Inc. — Class A*	832	72,692
Dropbox, Inc. — Class A*	3,208	71,186
Smartsheet, Inc. — Class A*	980	67,904
Pluralsight, Inc. — Class A*	2,846	59,652
J2 Global, Inc.*	565	55,195
New Relic, Inc.*	772	50,489
Total Software		3,615,486

Telecommunications - 6.9%
Cisco Systems, Inc.	8,073	361,267
Motorola Solutions, Inc.	837	142,340
Arista Networks, Inc.*	417	121,168
GDS Holdings Ltd. ADR*	1,055	98,790
Telefonaktiebolaget LM Ericsson ADR	8,070	96,436
Ciena Corp.*	1,449	76,580
Juniper Networks, Inc.	3,199	72,009
Total Telecommunications		968,590

Commercial Services - 5.7%
PayPal Holdings, Inc.*	1,792	419,686
CoStar Group, Inc.*	176	162,673
Paylocity Holding Corp.*	433	89,159
Chegg, Inc.*	945	85,362
2U, Inc.*	1,078	43,131
Total Commercial Services		800,011

Healthcare-Services - 1.0%
Teladoc Health, Inc.*	729	145,771

Computers - 0.5%
Lumentum Holdings, Inc.*	739	70,057

Real Estate - 0.4%
Redfin Corp.*	792	54,355

Total Common Stocks
(Cost $5,859,664)		13,988,711

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$60,778	$60,778
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	25,321	25,321
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	23,445	23,445
Total Repurchase Agreements
(Cost $109,544)		109,544

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	24,768	24,768
Total Securities Lending Collateral
(Cost $24,768)		24,768

Total Investments - 100.4%
(Cost $5,993,976)		$14,123,023
Other Assets & Liabilities, net - (0.4)%		(56,702)
Total Net Assets - 100.0%		$14,066,321

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,988,711	$—	$—	$13,988,711
Repurchase Agreements	—	109,544	—	109,544
Securities Lending Collateral	24,768	—	—	24,768
Total Assets	$14,013,479	$109,544	$—	$14,123,023

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $22,114 of securities loaned (cost $5,884,432)	$14,013,479
Repurchase agreements, at value (cost $109,544)	109,544
Cash	3,061
Receivables:
Securities sold	155,952
Dividends	647
Securities lending income	65
Total assets	14,282,748

Liabilities:
Payable for:
Fund shares redeemed	145,631
Return of securities lending collateral	24,768
Management fees	10,116
Transfer agent and administrative fees	3,201
Investor service fees	2,975
Portfolio accounting fees	1,190
Trustees’ fees*	207
Miscellaneous	28,339
Total liabilities	216,427
Commitments and contingent liabilities (Note 10)	—
Net assets	$14,066,321

Net assets consist of:
Paid in capital	$5,292,849
Total distributable earnings (loss)	8,773,472
Net assets	$14,066,321
Capital shares outstanding	85,541
Net asset value per share	$164.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $748)	$28,408
Interest	269
Income from securities lending, net	4,593
Total investment income	33,270

Expenses:
Management fees	99,078
Investor service fees	29,141
Transfer agent and administrative fees	37,167
Professional fees	20,751
Portfolio accounting fees	11,656
Trustees’ fees*	2,253
Custodian fees	1,706
Miscellaneous	10,452
Total expenses	212,204
Net investment loss	(178,934)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,450,653
Net realized gain	2,450,653
Net change in unrealized appreciation (depreciation) on:
Investments	3,455,832
Net change in unrealized appreciation (depreciation)	3,455,832
Net realized and unrealized gain	5,906,485
Net increase in net assets resulting from operations	$5,727,551

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(178,934)	$(136,787)
Net realized gain on investments	2,450,653	905,118
Net change in unrealized appreciation (depreciation) on investments	3,455,832	1,132,812
Net increase in net assets resulting from operations	5,727,551	1,901,143

Distributions to shareholders	(207,634)	—

Capital share transactions:
Proceeds from sale of shares	26,383,207	32,250,493
Distributions reinvested	207,634	—
Cost of shares redeemed	(26,391,413)	(33,904,028)
Net increase (decrease) from capital share transactions	199,428	(1,653,535)
Net increase in net assets	5,719,345	247,608

Net assets:
Beginning of year	8,346,976	8,099,368
End of year	$14,066,321	$8,346,976

Capital share activity:
Shares sold	208,755	323,776
Shares issued from reinvestment of distributions	1,541	—
Shares redeemed	(205,002)	(341,225)
Net increase (decrease) in shares	5,294	(17,449)

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$104.02	$82.90	$86.84	$65.13	$70.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.95)	(1.41)	(1.25)	(.79)	(.14)
Net gain (loss) on investments (realized and unrealized)	64.22	22.53	(1.23)	22.88	(3.30)
Total from investment operations	62.27	21.12	(2.48)	22.09	(3.44)
Less distributions from:
Net realized gains	(1.85)	—	(1.46)	(.38)	(2.03)
Total distributions	(1.85)	—	(1.46)	(.38)	(2.03)
Net asset value, end of period	$164.44	$104.02	$82.90	$86.84	$65.13

Total Return[b]	60.21%	25.48%	(3.20%)	33.96%	4.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,066	$8,347	$8,099	$8,943	$8,485
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(1.42%)	(1.29%)	(1.01%)	(0.78%)
Total expenses	1.82%	1.82%	1.72%	1.71%	1.66%
Portfolio turnover rate	243%	319%	485%	365%	384%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the year ended through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2020, Leisure Fund returned 21.01%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 33.30%.

The interactive home entertainment industry contributed the most to return, followed by the movies & entertainment industry and the leisure products industry. The hotels & cruise lines industry was the largest detractor from return, followed by the broadcasting industry and the tobacco industry.

Holdings that contributed the most to the Fund’s return were Netflix, Inc., Peloton Interactive, Inc. Class A, and Sea Ltd. ADR. Luckin Coffee, Inc. Class A ADR, Carnival Corp., and Royal Caribbean Group were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	4.4%
Comcast Corp. — Class A	4.0%
Netflix, Inc.	3.8%
Charter Communications, Inc. — Class A	3.2%
McDonald’s Corp.	3.2%
Starbucks Corp.	2.9%
Philip Morris International, Inc.	2.7%
Altria Group, Inc.	2.1%
Activision Blizzard, Inc.	2.1%
Las Vegas Sands Corp.	1.8%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Leisure Fund	21.01%	12.25%	13.02%
S&P 500 Consumer Discretionary Index	33.30%	17.53%	17.68%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2020
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Media - 22.2%
Walt Disney Co.*	2,636	$477,590
Comcast Corp. — Class A	8,199	429,628
Charter Communications, Inc. — Class A*	522	345,329
Liberty Broadband Corp. — Class C*	909	143,958
ViacomCBS, Inc. — Class B	3,617	134,769
Altice USA, Inc. — Class A*	3,426	129,743
DISH Network Corp. — Class A*	3,817	123,442
Discovery, Inc. — Class A*,1	4,019	120,932
Fox Corp. — Class A	4,028	117,295
Cable One, Inc.	44	98,020
News Corp. — Class A	5,135	92,276
New York Times Co. — Class A	1,545	79,985
Nexstar Media Group, Inc. — Class A	585	63,876
World Wrestling Entertainment, Inc. — Class A	1,078	51,798
Total Media		2,408,641

Retail - 17.4%
McDonald’s Corp.	1,602	343,757
Starbucks Corp.	2,908	311,098
Chipotle Mexican Grill, Inc. — Class A*	119	165,018
Yum! Brands, Inc.	1,422	154,372
Yum China Holdings, Inc.	1,914	109,270
Darden Restaurants, Inc.	893	106,374
Domino’s Pizza, Inc.	269	103,151
Restaurant Brands International, Inc.	1,541	94,170
Texas Roadhouse, Inc. — Class A	787	61,512
Wendy’s Co.	2,678	58,702
Shake Shack, Inc. — Class A*	573	48,579
Cracker Barrel Old Country Store, Inc.	368	48,547
Wingstop, Inc.	361	47,851
Brinker International, Inc.	772	43,672
Papa John’s International, Inc.	500	42,425
Jack in the Box, Inc.	438	40,646
Cheesecake Factory, Inc.[1]	976	36,171
Bloomin’ Brands, Inc.	1,851	35,946
Dave & Buster’s Entertainment, Inc.	1,094	32,842
Total Retail		1,884,103

Lodging - 11.5%
Las Vegas Sands Corp.	3,236	192,866
Marriott International, Inc. — Class A	1,394	183,896
Hilton Worldwide Holdings, Inc.	1,450	161,327
MGM Resorts International	3,428	108,016
Wynn Resorts Ltd.	834	94,100
Melco Resorts & Entertainment Ltd. ADR	4,572	84,811
Huazhu Group Ltd. ADR	1,859	83,711
Hyatt Hotels Corp. — Class A	1,037	76,997
Choice Hotels International, Inc.	650	69,374
Wyndham Hotels & Resorts, Inc.	1,147	68,178
Boyd Gaming Corp.*	1,381	59,273
Wyndham Destinations, Inc.	1,280	57,421
Total Lodging		1,239,970

Software - 9.3%
Activision Blizzard, Inc.	2,448	227,297
Electronic Arts, Inc.	1,196	171,746
Sea Ltd. ADR*	742	147,695
NetEase, Inc. ADR	1,503	143,942
Take-Two Interactive Software, Inc.*	633	131,531
Bilibili, Inc. ADR*	1,232	105,607
HUYA, Inc. ADR*,1	4,036	80,437
Total Software		1,008,255

Internet - 8.8%
Netflix, Inc.*	763	412,577
Roku, Inc.*	510	169,330
Spotify Technology S.A.*	449	141,282
Tencent Music Entertainment Group ADR*	6,319	121,578
iQIYI, Inc. ADR*	6,004	104,950
Total Internet		949,717

Leisure Time - 8.1%
Peloton Interactive, Inc. — Class A*	1,159	175,844
Carnival Corp.	6,323	136,956
Royal Caribbean Cruises Ltd.	1,596	119,205
Norwegian Cruise Line Holdings Ltd.*,1	3,105	78,960
Planet Fitness, Inc. — Class A*	935	72,584
Harley-Davidson, Inc.	1,854	68,042
Polaris, Inc.	691	65,838
Brunswick Corp.	846	64,499
YETI Holdings, Inc.*	890	60,938
Callaway Golf Co.	1,657	39,785
Total Leisure Time		882,651

Entertainment - 8.0%
Live Nation Entertainment, Inc.*	1,444	106,105
Caesars Entertainment, Inc.*	1,393	103,458
DraftKings, Inc. — Class A*	2,179	101,454
Vail Resorts, Inc.*	332	92,615
Penn National Gaming, Inc.*	992	85,679
Churchill Downs, Inc.	358	69,735
Marriott Vacations Worldwide Corp.	501	68,747
Madison Square Garden Sports Corp. — Class A*	318	58,544
Scientific Games Corp. — Class A*	1,264	52,443
Six Flags Entertainment Corp.	1,373	46,819
SeaWorld Entertainment, Inc.*	1,379	43,563
Cinemark Holdings, Inc.[1]	2,146	37,362
Total Entertainment		866,524

Beverages - 6.5%
Constellation Brands, Inc. — Class A	809	177,212
Brown-Forman Corp. — Class B	2,116	168,074
Boston Beer Company, Inc. — Class A*	96	95,452
Anheuser-Busch InBev S.A. ADR	1,252	87,527
Molson Coors Beverage Co. — Class B	1,918	86,674
Diageo plc ADR	515	81,787
Total Beverages		696,726

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
LEISURE FUND

	Shares	Value
Agriculture - 5.6%
Philip Morris International, Inc.	3,584	$296,720
Altria Group, Inc.	5,583	228,903
British American Tobacco plc ADR	2,190	82,103
Total Agriculture		607,726

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	1,038	97,095
Mattel, Inc.*	3,540	61,773
Total Toys, Games & Hobbies		158,868

Food Service - 0.8%
Aramark	2,247	86,465

Total Common Stocks
(Cost $7,415,792)		10,789,646

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*	1,910	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$44,583	44,583
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	18,574	18,574
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	17,198	17,198
Total Repurchase Agreements
(Cost $80,355)		80,355

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	258,462	258,462
Total Securities Lending Collateral
(Cost $258,462)		258,462

Total Investments - 102.8%
(Cost $7,754,609)		$11,128,463
Other Assets & Liabilities, net - (2.8)%		(306,952)
Total Net Assets - 100.0%		$10,821,511

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$10,789,646	$—	$—		$10,789,646
Rights	—	—	—	*	—
Repurchase Agreements	—	80,355	—		80,355
Securities Lending Collateral	258,462	—	—		258,462
Total Assets	$11,048,108	$80,355	$—		$11,128,463

*	Security has a market value of $0.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $251,393 of securities loaned (cost $7,674,254)	$11,048,108
Repurchase agreements, at value (cost $80,355)	80,355
Receivables:
Dividends	12,700
Securities lending income	174
Total assets	11,141,337

Liabilities:
Payable for:
Return of securities lending collateral	258,462
Fund shares redeemed	30,235
Management fees	7,056
Transfer agent and administrative fees	2,233
Investor service fees	2,075
Portfolio accounting fees	830
Trustees’ fees*	138
Miscellaneous	18,797
Total liabilities	319,826
Commitments and contingent liabilities (Note 10)	—
Net assets	$10,821,511

Net assets consist of:
Paid in capital	$7,857,258
Total distributable earnings (loss)	2,964,253
Net assets	$10,821,511
Capital shares outstanding	88,318
Net asset value per share	$122.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $638)	$65,911
Interest	127
Income from securities lending, net	1,035
Total investment income	67,073

Expenses:
Management fees	45,146
Investor service fees	13,278
Transfer agent and administrative fees	17,109
Professional fees	9,409
Portfolio accounting fees	5,311
Trustees’ fees*	1,125
Custodian fees	973
Line of credit fees	71
Miscellaneous	4,382
Total expenses	96,804
Net investment loss	(29,731)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	195,092
Net realized gain	195,092
Net change in unrealized appreciation (depreciation) on:
Investments	1,149,796
Net change in unrealized appreciation (depreciation)	1,149,796
Net realized and unrealized gain	1,344,888
Net increase in net assets resulting from operations	$1,315,157

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(29,731)	$(5,480)
Net realized gain on investments	195,092	694,051
Net change in unrealized appreciation (depreciation) on investments	1,149,796	789,745
Net increase in net assets resulting from operations	1,315,157	1,478,316

Distributions to shareholders	(176,407)	(66,975)

Capital share transactions:
Proceeds from sale of shares	16,088,209	14,129,615
Distributions reinvested	176,407	66,975
Cost of shares redeemed	(13,117,425)	(12,636,946)
Net increase from capital share transactions	3,147,191	1,559,644
Net increase in net assets	4,285,941	2,970,985

Net assets:
Beginning of year	6,535,570	3,564,585
End of year	$10,821,511	$6,535,570

Capital share activity:
Shares sold	156,638	145,839
Shares issued from reinvestment of distributions	1,891	664
Shares redeemed	(131,847)	(127,808)
Net increase in shares	26,682	18,695

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$106.03	$83.01	$98.33	$82.21	$76.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.09)	.23	.24	.18
Net gain (loss) on investments (realized and unrealized)	21.48	24.33	(13.07)	16.28	7.07
Total from investment operations	20.92	24.24	(12.84)	16.52	7.25
Less distributions from:
Net investment income	—	(.24)	(.26)	(.22)	(.37)
Net realized gains	(4.42)	(.98)	(2.22)	(.18)	(1.11)
Total distributions	(4.42)	(1.22)	(2.48)	(.40)	(1.48)
Net asset value, end of period	$122.53	$106.03	$83.01	$98.33	$82.21

Total Return[b]	21.01%	29.28%	(13.44%)	20.11%	9.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,822	$6,536	$3,565	$9,427	$8,791
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.09%)	0.24%	0.26%	0.23%
Total expenses	1.82%	1.83%	1.71%	1.70%	1.66%
Portfolio turnover rate	257%	224%	239%	303%	530%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2020, Precious Metals Fund returned 34.30%, compared with the 18.40% return of the S&P 500 Index. The S&P 500 Materials Index returned 20.73%.

The gold, silver, and copper industries contributed the most to return. No industry detracted from return.

The top-performing holdings were Newmont Corp., Barrick Gold Corp., and Freeport-McMoRan, Inc. The worst-performing holdings included Gold Resource Corp., Pretium Resources, Inc., and Royal Gold, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Newmont Corp.	7.6%
Freeport-McMoRan, Inc.	7.2%
Barrick Gold Corp.	7.1%
Franco-Nevada Corp.	5.2%
Wheaton Precious Metals Corp.	4.6%
Agnico Eagle Mines Ltd.	4.5%
VanEck Vectors Junior Gold Miners ETF	4.0%
Sibanye Stillwater Ltd. ADR	3.7%
Kirkland Lake Gold Ltd.	3.7%
AngloGold Ashanti Ltd. ADR	3.3%
Top Ten Total	50.9%

“Ten Largest Holdings” excludes any temporary cash investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Precious Metals Fund	34.30%	24.75%	(3.76%)
S&P 500 Materials Index	20.73%	13.14%	9.00%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2020
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.7%

Mining - 95.7%
Newmont Corp.	29,449	$1,763,701
Freeport-McMoRan, Inc.	64,123	1,668,480
Barrick Gold Corp.	71,984	1,639,796
Franco-Nevada Corp.	9,596	1,202,667
Wheaton Precious Metals Corp.	25,885	1,080,440
Agnico Eagle Mines Ltd.	14,745	1,039,670
Sibanye Stillwater Ltd. ADR	54,853	871,614
Kirkland Lake Gold Ltd.	20,806	858,664
AngloGold Ashanti Ltd. ADR	34,193	773,446
Kinross Gold Corp.	105,147	771,779
Gold Fields Ltd. ADR	74,539	690,977
Pan American Silver Corp.	19,545	674,498
Royal Gold, Inc.	6,123	651,242
B2Gold Corp.	109,440	612,864
Yamana Gold, Inc.	102,442	584,944
SSR Mining, Inc.*,1	26,847	539,893
Hecla Mining Co.	68,071	441,100
First Majestic Silver Corp.*,1	32,337	434,609
Alamos Gold, Inc. — Class A	49,535	433,431
Novagold Resources, Inc.*	43,915	424,658
Harmony Gold Mining Company Ltd. ADR*	88,306	413,272
Equinox Gold Corp.*	38,689	400,044
Eldorado Gold Corp.*	29,450	390,801
Pretium Resources, Inc.*	32,342	371,286
MAG Silver Corp.*	17,931	367,944
Osisko Gold Royalties Ltd.	28,880	366,198
Coeur Mining, Inc.*	33,141	343,009
IAMGOLD Corp.*	88,358	324,274
Fortuna Silver Mines, Inc.*,1	38,841	320,050
SilverCrest Metals, Inc.*	27,672	309,373
Seabridge Gold, Inc.*,1	14,031	295,633
Sandstorm Gold Ltd.*	40,803	292,557
New Gold, Inc.*	129,530	283,671
Silvercorp Metals, Inc.	40,613	271,701
Endeavour Silver Corp.*	43,864	221,075
Gold Resource Corp.	37,568	109,323
Fortitude Gold Corp.†††,*	10,391	10,911
Total Mining		22,249,595

Total Common Stocks
(Cost $7,968,411)		22,249,595

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	17,019	923,111
Total Exchange-Traded Funds
(Cost $354,718)		923,111

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$144,551	144,551
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	60,222	60,222
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	55,761	55,761
Total Repurchase Agreements
(Cost $260,534)		260,534

	Shares
SECURITIES LENDING COLLATERAL†,3 - 4.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	961,110	961,110
Total Securities Lending Collateral
(Cost $961,110)		961,110

Total Investments - 104.9%
(Cost $9,544,773)		$24,394,350
Other Assets & Liabilities, net - (4.9)%		(1,148,370)
Total Net Assets - 100.0%		$23,245,980

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,238,684	$—	$10,911	$22,249,595
Exchange-Traded Funds	923,111	—	—	923,111
Repurchase Agreements	—	260,534	—	260,534
Securities Lending Collateral	961,110	—	—	961,110
Total Assets	$24,122,905	$260,534	$10,911	$24,394,350

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $924,536 of securities loaned (cost $9,284,239)	$24,133,816
Repurchase agreements, at value (cost $260,534)	260,534
Receivables:
Dividends	6,435
Fund shares sold	2,555
Foreign tax reclaims	1,197
Securities lending income	113
Total assets	24,404,650

Liabilities:
Payable for:
Return of securities lending collateral	961,110
Deferred foreign capital gain taxes	86,192
Fund shares redeemed	37,528
Management fees	14,317
Transfer agent and administrative fees	5,135
Investor service fees	4,772
Portfolio accounting fees	1,909
Trustees’ fees*	344
Miscellaneous	47,363
Total liabilities	1,158,670
Commitments and contingent liabilities (Note 10)	—
Net assets	$23,245,980

Net assets consist of:
Paid in capital	$30,308,711
Total distributable earnings (loss)	(7,062,731)
Net assets	$23,245,980
Capital shares outstanding	491,790
Net asset value per share	$47.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $22,712)	$186,182
Interest	940
Income from securities lending, net	8,900
Total investment income	196,022

Expenses:
Management fees	175,395
Investor service fees	58,465
Transfer agent and administrative fees	74,901
Professional fees	43,310
Portfolio accounting fees	23,386
Trustees’ fees*	4,610
Custodian fees	3,614
Line of credit fees	23
Miscellaneous	18,889
Total expenses	402,593
Net investment loss	(206,571)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,497,954
Foreign currency transactions	(3)
Net realized gain	2,497,951
Net change in unrealized appreciation (depreciation) on:
Investments	1,611,552
Net change in unrealized appreciation (depreciation)	1,611,552
Net realized and unrealized gain	4,109,503
Net increase in net assets resulting from operations	$3,902,932

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(206,571)	$(127,420)
Net realized gain on investments	2,497,951	1,970,211
Net change in unrealized appreciation (depreciation) on investments	1,611,552	6,254,702
Net increase in net assets resulting from operations	3,902,932	8,097,493

Distributions to shareholders	(1,145,954)	—

Capital share transactions:
Proceeds from sale of shares	47,951,986	40,583,255
Distributions reinvested	1,145,954	—
Cost of shares redeemed	(53,491,041)	(40,430,808)
Net increase (decrease) from capital share transactions	(4,393,101)	152,447
Net increase (decrease) in net assets	(1,636,123)	8,249,940

Net assets:
Beginning of year	24,882,103	16,632,163
End of year	$23,245,980	$24,882,103

Capital share activity:
Shares sold	1,176,724	1,383,313
Shares issued from reinvestment of distributions	23,545	—
Shares redeemed	(1,385,622)	(1,395,240)
Net decrease in shares	(185,353)	(11,927)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$36.75	$24.14	$30.30	$29.72	$17.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.20)	(.23)	(.29)	(.29)
Net gain (loss) on investments (realized and unrealized)	13.03	12.81	(4.68)	2.29	12.06
Total from investment operations	12.66	12.61	(4.91)	2.00	11.77
Less distributions from:
Net investment income	(2.14)	—	(1.25)	(1.42)	—
Total distributions	(2.14)	—	(1.25)	(1.42)	—
Net asset value, end of period	$47.27	$36.75	$24.14	$30.30	$29.72

Total Return[b]	34.30%	52.24%	(16.61%)	7.08%	65.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,246	$24,882	$16,632	$30,201	$22,672
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.69%)	(0.87%)	(0.93%)	(0.90%)
Total expenses[c]	1.72%	1.72%	1.67%	1.61%	1.56%
Portfolio turnover rate	163%	180%	639%	691%	298%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2020, Real Estate Fund returned -5.82%, compared to a return of 18.40% for the S&P 500 Index. The MSCI U.S. REIT Index returned -7.57%.

Specialized REITs were the leading contributor to return, followed by industrial REITs and real estate services industry. The largest detractors from return were retail REITs, office REITs, and residential REITs.

Prologis, Inc. Redfin Corp., and Equinix, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Simon Property Group, Inc., Two Harbors Investment Corp., and Equity Residential.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.3%
Crown Castle International Corp.	2.8%
Prologis, Inc.	2.8%
Equinix, Inc.	2.7%
Digital Realty Trust, Inc.	2.1%
Public Storage	2.0%
SBA Communications Corp.	1.9%
Simon Property Group, Inc.	1.8%
Welltower, Inc.	1.7%
Equity Residential	1.6%
Top Ten Total	22.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Real Estate Fund	(5.82%)	4.99%	6.59%
MSCI U.S. REIT Index	(7.57%)	4.84%	8.30%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.2%

REITs - 94.8%
REITs-Diversified - 25.5%
American Tower Corp. — Class A	972	$218,175
Crown Castle International Corp.	1,153	183,546
Equinix, Inc.	246	175,688
Digital Realty Trust, Inc.	997	139,091
SBA Communications Corp.	432	121,880
Weyerhaeuser Co.	2,981	99,953
Duke Realty Corp.	2,006	80,180
VICI Properties, Inc.	3,008	76,704
WP Carey, Inc.	1,058	74,674
Gaming and Leisure Properties, Inc.	1,541	65,327
Lamar Advertising Co. — Class A	723	60,168
CoreSite Realty Corp.	428	53,620
Apartment Income REIT Corp.*	1,385	53,198
New Residential Investment Corp.	4,301	42,752
PS Business Parks, Inc.	320	42,518
PotlatchDeltic Corp.	740	37,015
Outfront Media, Inc.	1,814	35,482
Uniti Group, Inc.	2,990	35,073
Lexington Realty Trust	3,290	34,940
EPR Properties	1,022	33,215
Total REITs-Diversified		1,663,199

REITs-Apartments - 11.1%
Equity Residential	1,745	103,444
AvalonBay Communities, Inc.	643	103,156
Invitation Homes, Inc.	3,018	89,635
Essex Property Trust, Inc.	364	86,421
Mid-America Apartment Communities, Inc.	646	81,842
UDR, Inc.	1,939	74,516
Camden Property Trust	677	67,646
American Homes 4 Rent — Class A	2,200	66,000
American Campus Communities, Inc.	1,191	50,939
Total REITs-Apartments		723,599

REITs-Office Property - 10.8%
Alexandria Real Estate Equities, Inc.	580	103,368
Boston Properties, Inc.	863	81,579
Vornado Realty Trust	1,581	59,035
Kilroy Realty Corp.	968	55,563
Douglas Emmett, Inc.	1,659	48,410
SL Green Realty Corp.	772	45,996
Cousins Properties, Inc.	1,358	45,493
JBG SMITH Properties	1,400	43,778
Highwoods Properties, Inc.	1,094	43,355
Hudson Pacific Properties, Inc.	1,731	41,579
Equity Commonwealth	1,454	39,665
Corporate Office Properties Trust	1,400	36,512
Piedmont Office Realty Trust, Inc. — Class A	1,860	30,188
Brandywine Realty Trust	2,487	29,620
Total REITs-Office Property		704,141

REITs-Warehouse/Industries - 9.7%
Prologis, Inc.	1,817	181,082
CyrusOne, Inc.	870	63,640
Americold Realty Trust	1,650	61,594
Rexford Industrial Realty, Inc.	1,081	53,088
First Industrial Realty Trust, Inc.	1,180	49,713
EastGroup Properties, Inc.	359	49,564
STAG Industrial, Inc.	1,489	46,635
QTS Realty Trust, Inc. — Class A	701	43,378
Terreno Realty Corp.	740	43,297
Innovative Industrial Properties, Inc.	211	38,640
Total REITs-Warehouse/Industries		630,631

REITs-Health Care - 9.6%
Welltower, Inc.	1,684	108,820
Ventas, Inc.	1,794	87,978
Healthpeak Properties, Inc.	2,860	86,458
Medical Properties Trust, Inc.	3,365	73,323
Omega Healthcare Investors, Inc.	1,658	60,219
Healthcare Trust of America, Inc. — Class A	1,855	51,087
Healthcare Realty Trust, Inc.	1,444	42,742
Sabra Health Care REIT, Inc.	2,335	40,559
Physicians Realty Trust	2,254	40,121
National Health Investors, Inc.	530	36,660
Total REITs-Health Care		627,967

REITs-Storage - 6.5%
Public Storage	578	133,478
Extra Space Storage, Inc.	723	83,767
Iron Mountain, Inc.	2,104	62,026
CubeSmart	1,623	54,549
Life Storage, Inc.	421	50,263
National Storage Affiliates Trust	1,120	40,354
Total REITs-Storage		424,437

REITs-Hotels - 5.1%
Host Hotels & Resorts, Inc.	4,987	72,960
MGM Growth Properties LLC — Class A	2,142	67,045
Park Hotels & Resorts, Inc.	2,575	44,161
Ryman Hospitality Properties, Inc.	651	44,112
Apple Hospitality REIT, Inc.	2,826	36,484
Pebblebrook Hotel Trust	1,857	34,912
Sunstone Hotel Investors, Inc.	3,010	34,103
Total REITs-Hotels		333,777

REITs-Single Tenant - 4.8%
Realty Income Corp.	1,634	101,586
STORE Capital Corp.	1,888	64,154
National Retail Properties, Inc.	1,381	56,510
Spirit Realty Capital, Inc.	1,085	43,584
Agree Realty Corp.	616	41,013
Total REITs-Single Tenant		306,847

REITs-Shopping Centers - 4.2%
Regency Centers Corp.	1,307	59,586
Kimco Realty Corp.	3,700	55,537

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
REAL ESTATE FUND

	Shares	Value
Federal Realty Investment Trust	628	$53,455
Brixmor Property Group, Inc.	2,852	47,201
Weingarten Realty Investors	1,607	34,824
Retail Opportunity Investments Corp.	2,032	27,208
Total REITs-Shopping Centers		277,811

REITs-Mortgage - 2.9%
AGNC Investment Corp.	4,041	63,040
Starwood Property Trust, Inc.	2,574	49,678
Blackstone Mortgage Trust, Inc. — Class A	1,523	41,928
Chimera Investment Corp.	3,185	32,646
Total REITs-Mortgage		187,292

REITs-Manufactured Homes - 2.4%
Sun Communities, Inc.	565	85,852
Equity LifeStyle Properties, Inc.	1,129	71,533
Total REITs-Manufactured Homes		157,385

REITs-Regional Malls - 2.2%
Simon Property Group, Inc.	1,340	114,275
Macerich Co.[1]	2,563	27,347
Total REITs-Regional Malls		141,622

Total REITs		6,178,708

Real Estate - 3.7%
Real Estate Management/Services - 3.1%
CBRE Group, Inc. — Class A*	1,562	97,969
Jones Lang LaSalle, Inc.*	393	58,309
Redfin Corp.*	642	44,060
Total Real Estate Management/Services		200,338

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	544	42,938
Total Real Estate		243,276

Diversified Financial Services - 0.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	720	45,670

Total Common Stocks
(Cost $2,868,792)		6,467,654

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$20,704	20,704
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	8,625	8,625
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	7,986	7,986
Total Repurchase Agreements
(Cost $37,315)		37,315

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	21,806	21,806
Total Securities Lending Collateral
(Cost $21,806)		21,806

Total Investments - 100.1%
(Cost $2,927,913)		$6,526,775
Other Assets & Liabilities, net - (0.1)%		(8,304)
Total Net Assets - 100.0%		$6,518,471

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,467,654	$—	$—	$6,467,654
Repurchase Agreements	—	37,315	—	37,315
Securities Lending Collateral	21,806	—	—	21,806
Total Assets	$6,489,460	$37,315	$—	$6,526,775

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $21,063 of securities loaned (cost $2,890,598)	$6,489,460
Repurchase agreements, at value (cost $37,315)	37,315
Receivables:
Securities sold	178,678
Dividends	33,451
Securities lending income	640
Total assets	6,739,544

Liabilities:
Payable for:
Fund shares redeemed	176,573
Return of securities lending collateral	21,806
Management fees	4,837
Transfer agent and administrative fees	1,531
Investor service fees	1,423
Portfolio accounting fees	569
Trustees’ fees*	103
Miscellaneous	14,231
Total liabilities	221,073
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,518,471

Net assets consist of:
Paid in capital	$4,262,134
Total distributable earnings (loss)	2,256,337
Net assets	$6,518,471
Capital shares outstanding	170,163
Net asset value per share	$38.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$194,138
Interest	251
Income from securities lending, net	2,861
Total investment income	197,250

Expenses:
Management fees	65,041
Investor service fees	19,130
Transfer agent and administrative fees	26,834
Professional fees	14,510
Portfolio accounting fees	7,652
Trustees’ fees*	2,539
Custodian fees	1,234
Miscellaneous	2,417
Total expenses	139,357
Net investment income	57,893

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	818,939
Net realized gain	818,939
Net change in unrealized appreciation (depreciation) on:
Investments	(2,195,987)
Net change in unrealized appreciation (depreciation)	(2,195,987)
Net realized and unrealized loss	(1,377,048)
Net decrease in net assets resulting from operations	$(1,319,155)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,893	$233,633
Net realized gain on investments	818,939	364,242
Net change in unrealized appreciation (depreciation) on investments	(2,195,987)	2,250,263
Net increase (decrease) in net assets resulting from operations	(1,319,155)	2,848,138

Distributions to shareholders	(437,926)	(392,655)

Capital share transactions:
Proceeds from sale of shares	13,784,485	36,309,780
Distributions reinvested	437,926	392,655
Cost of shares redeemed	(18,195,801)	(39,616,537)
Net decrease from capital share transactions	(3,973,390)	(2,914,102)
Net decrease in net assets	(5,730,471)	(458,619)

Net assets:
Beginning of year	12,248,942	12,707,561
End of year	$6,518,471	$12,248,942

Capital share activity:
Shares sold	373,617	875,959
Shares issued from reinvestment of distributions	13,417	9,631
Shares redeemed	(498,726)	(956,810)
Net decrease in shares	(111,692)	(71,220)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$43.46	$35.99	$39.22	$37.72	$34.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.68	.64	.36	.63
Net gain (loss) on investments (realized and unrealized)	(3.19)	8.03	(3.48)	2.11	2.88
Total from investment operations	(2.91)	8.71	(2.84)	2.47	3.51
Less distributions from:
Net investment income	(1.16)	(.83)	(.39)	(.97)	(.29)
Net realized gains	(1.08)	(.41)	—	—	—
Total distributions	(2.24)	(1.24)	(.39)	(.97)	(.29)
Net asset value, end of period	$38.31	$43.46	$35.99	$39.22	$37.72

Total Return[b]	(5.82%)	24.43%	(7.33%)	6.65%	10.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,518	$12,249	$12,708	$10,261	$11,509
Ratios to average net assets:
Net investment income (loss)	0.76%	1.62%	1.67%	0.93%	1.73%
Total expenses	1.82%	1.82%	1.73%	1.70%	1.65%
Portfolio turnover rate	173%	225%	313%	331%	279%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2020, Retailing Fund returned 43.68%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 33.30%.

The Internet & direct marketing retail industry contributed the most to the Fund’s return for the period, followed by the hypermarkets & super centers industry and the general merchandise stores industry. The department stores industry, drug retail industry, and apparel retail industry detracted the most from return.

Fund performance for the year benefited most from Amazon.com, Inc., Pinduoduo, Inc. ADR, and Chewy, Inc. Class A. Walgreen’s Boots Alliance, Inc., Macy’s, Inc., and Bed Bath & Beyond, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.4%
Walmart, Inc.	6.3%
Home Depot, Inc.	5.1%
Costco Wholesale Corp.	4.1%
Lowe’s Companies, Inc.	3.2%
Booking Holdings, Inc.	3.1%
Target Corp.	3.0%
Alibaba Group Holding Ltd. ADR	3.0%
TJX Companies, Inc.	2.8%
Dollar General Corp.	2.2%
Top Ten Total	43.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Retailing Fund	43.68%	14.39%	13.36%
S&P 500 Consumer Discretionary Index	33.30%	17.53%	17.68%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

102 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Retail - 60.6%
Walmart, Inc.	3,160	$455,514
Home Depot, Inc.	1,383	367,352
Costco Wholesale Corp.	777	292,758
Lowe’s Companies, Inc.	1,442	231,455
Target Corp.	1,230	217,132
TJX Companies, Inc.	2,980	203,504
Dollar General Corp.	765	160,880
Ross Stores, Inc.	1,232	151,302
Walgreens Boots Alliance, Inc.	3,365	134,196
O’Reilly Automotive, Inc.*	283	128,077
AutoZone, Inc.*	100	118,544
Best Buy Company, Inc.	1,149	114,659
Dollar Tree, Inc.*	1,022	110,417
Carvana Co.*	399	95,576
Ulta Beauty, Inc.*	328	94,189
Burlington Stores, Inc.*	359	93,896
Tiffany & Co.	684	89,912
Genuine Parts Co.	874	87,776
Tractor Supply Co.	611	85,894
CarMax, Inc.*	895	84,542
Five Below, Inc.*	413	72,267
Advance Auto Parts, Inc.	451	71,037
L Brands, Inc.	1,871	69,583
RH*	153	68,471
Floor & Decor Holdings, Inc. — Class A*	676	62,767
Lithia Motors, Inc. — Class A	212	62,046
Gap, Inc.	3,064	61,862
Kohl’s Corp.	1,466	59,652
Williams-Sonoma, Inc.	581	59,169
AutoNation, Inc.*	814	56,809
Dick’s Sporting Goods, Inc.	956	53,737
BJ’s Wholesale Club Holdings, Inc.*	1,361	50,738
Ollie’s Bargain Outlet Holdings, Inc.*	620	50,697
Nordstrom, Inc.*	1,591	49,655
Macy’s, Inc.*,1	4,117	46,316
Foot Locker, Inc.	1,141	46,142
American Eagle Outfitters, Inc.	2,041	40,963
Bed Bath & Beyond, Inc.[1]	1,790	31,790
Big Lots, Inc.	648	27,819
Total Retail		4,359,095

Internet - 35.9%
Amazon.com, Inc.*	230	749,094
Booking Holdings, Inc.*	99	220,500
Alibaba Group Holding Ltd. ADR*	916	213,181
JD.com, Inc. ADR*	1,673	147,057
Pinduoduo, Inc. ADR*	724	128,633
eBay, Inc.	2,507	125,977
Chewy, Inc. — Class A*	1,246	112,003
MercadoLibre, Inc.*	65	108,889
Expedia Group, Inc.	768	101,683
Vipshop Holdings Ltd. ADR*	3,445	96,839
Etsy, Inc.*	527	93,758
Wayfair, Inc. — Class A*	384	86,711
Trip.com Group Ltd. ADR*	2,522	85,067
Farfetch Ltd. — Class A*	1,281	81,741
Fiverr International Ltd.*	378	73,748
Grubhub, Inc.*	797	59,193
Stamps.com, Inc.*	202	39,630
Stitch Fix, Inc. — Class A*	629	36,935
Overstock.com, Inc.*,1	531	25,472
Total Internet		2,586,111

Distribution & Wholesale - 2.1%
Pool Corp.	228	84,930
LKQ Corp.*	2,029	71,502
Total Distribution & Wholesale		156,432

Oil & Gas - 0.6%
Murphy USA, Inc.	320	41,878

Apparel - 0.5%
Urban Outfitters, Inc.*	1,395	35,712

Total Common Stocks
(Cost $4,343,284)		7,179,228

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$19,129	19,129
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	7,969	7,969
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	7,379	7,379
Total Repurchase Agreements
(Cost $34,477)		34,477

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	86,076	86,076
Total Securities Lending Collateral
(Cost $86,076)		86,076

Total Investments - 101.4%
(Cost $4,463,837)		$7,299,781
Other Assets & Liabilities, net - (1.4)%		(104,192)
Total Net Assets - 100.0%		$7,195,589

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,179,228	$—	$—	$7,179,228
Repurchase Agreements	—	34,477	—	34,477
Securities Lending Collateral	86,076	—	—	86,076
Total Assets	$7,265,304	$34,477	$—	$7,299,781

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $77,655 of securities loaned (cost $4,429,360)	$7,265,304
Repurchase agreements, at value (cost $34,477)	34,477
Receivables:
Fund shares sold	5,964
Dividends	2,645
Securities lending income	47
Total assets	7,308,437

Liabilities:
Overdraft due to custodian bank	295
Payable for:
Return of securities lending collateral	86,076
Management fees	5,095
Fund shares redeemed	2,342
Transfer agent and administrative fees	1,613
Investor service fees	1,499
Portfolio accounting fees	599
Trustees’ fees*	111
Miscellaneous	15,218
Total liabilities	112,848
Commitments and contingent liabilities (Note 10)	—
Net assets	$7,195,589

Net assets consist of:
Paid in capital	$4,435,559
Total distributable earnings (loss)	2,760,030
Net assets	$7,195,589
Capital shares outstanding	55,916
Net asset value per share	$128.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $212)	$49,727
Interest	99
Income from securities lending, net	918
Total investment income	50,744

Expenses:
Management fees	47,284
Investor service fees	13,907
Transfer agent and administrative fees	17,573
Professional fees	9,573
Portfolio accounting fees	5,563
Trustees’ fees*	1,044
Custodian fees	812
Miscellaneous	5,439
Total expenses	101,195
Net investment loss	(50,451)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	872,016
Net realized gain	872,016
Net change in unrealized appreciation (depreciation) on:
Investments	1,371,724
Net change in unrealized appreciation (depreciation)	1,371,724
Net realized and unrealized gain	2,243,740
Net increase in net assets resulting from operations	$2,193,289

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(50,451)	$(27,909)
Net realized gain on investments	872,016	739,136
Net change in unrealized appreciation (depreciation) on investments	1,371,724	364,817
Net increase in net assets resulting from operations	2,193,289	1,076,044

Capital share transactions:
Proceeds from sale of shares	14,568,819	8,919,934
Cost of shares redeemed	(13,191,711)	(13,159,008)
Net increase (decrease) from capital share transactions	1,377,108	(4,239,074)
Net increase (decrease) in net assets	3,570,397	(3,163,030)

Net assets:
Beginning of year	3,625,192	6,788,222
End of year	$7,195,589	$3,625,192

Capital share activity:
Shares sold	135,334	105,149
Shares redeemed	(119,893)	(159,017)
Net increase (decrease) in shares	15,441	(53,868)

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$89.57	$71.95	$74.37	$65.91	$69.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.95)	(.45)	(.30)	.02	(.05)
Net gain (loss) on investments (realized and unrealized)	40.07	18.07	(2.11)	8.44	(2.93)
Total from investment operations	39.12	17.62	(2.41)	8.46	(2.98)
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	—	—	—	—	(1.07)
Total distributions	—	—	(.01)	—	(1.07)
Net asset value, end of period	$128.69	$89.57	$71.95	$74.37	$65.91

Total Return[b]	43.68%	24.49%	(3.23%)	12.82%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,196	$3,625	$6,788	$7,849	$5,278
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.54%)	(0.37%)	0.03%	(0.25%)
Total expenses	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	250%	173%	260%	447%	668%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the year ended December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2020, Technology Fund returned 49.25%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Information Technology Index returned 43.89%.

The application software industry contributed the most to the Fund’s performance for the period, followed by the semiconductors industry and the systems software industry. The technology distributors industry was the only detractor from performance for the period.

Top-contributing holdings were Apple, Inc., Zoom Video Communications, Inc. Class A, and Microsoft Corp., Momo, Inc. Class A ADR, Hewlett Packard Enterprise Co., and DXC Technology Co. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.0%
Microsoft Corp.	4.3%
Alphabet, Inc. — Class A	3.8%
Facebook, Inc. — Class A	3.0%
Visa, Inc. — Class A	2.5%
Mastercard, Inc. — Class A	2.1%
NVIDIA Corp.	1.9%
PayPal Holdings, Inc.	1.7%
Adobe, Inc.	1.6%
Intel Corp.	1.5%
Top Ten Total	27.4%

“Ten Largest Holdings” excludes any temporary cash investments.

108 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Technology Fund	49.25%	24.79%	16.60%
S&P 500 Information Technology Index	43.89%	27.79%	20.68%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2020
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Software - 33.0%
Microsoft Corp.	4,928	$1,096,086
Adobe, Inc.*	828	414,099
salesforce.com, Inc.*	1,711	380,749
Oracle Corp.	5,676	367,180
ServiceNow, Inc.*	492	270,812
Intuit, Inc.	695	263,996
Fidelity National Information Services, Inc.	1,776	251,233
Zoom Video Communications, Inc. — Class A*	725	244,557
Fiserv, Inc.*	2,077	236,487
Activision Blizzard, Inc.	2,400	222,840
Autodesk, Inc.*	707	215,875
Workday, Inc. — Class A*	818	196,001
VMware, Inc. — Class A*,1	1,392	195,242
Twilio, Inc. — Class A*	517	175,004
Electronic Arts, Inc.	1,174	168,586
Synopsys, Inc.*	645	167,210
NetEase, Inc. ADR	1,733	165,969
Cadence Design Systems, Inc.*	1,211	165,217
Sea Ltd. ADR*	825	164,216
DocuSign, Inc.*	732	162,724
ANSYS, Inc.*	421	153,160
Paychex, Inc.	1,638	152,629
Atlassian Corporation plc — Class A*	642	150,144
Bilibili, Inc. ADR*	1,680	144,010
RingCentral, Inc. — Class A*	379	143,630
Splunk, Inc.*	820	139,310
Datadog, Inc. — Class A*	1,374	135,257
Slack Technologies, Inc. — Class A*	3,138	132,549
Take-Two Interactive Software, Inc.*	620	128,830
Cloudflare, Inc. — Class A*	1,600	121,584
Coupa Software, Inc.*	354	119,974
HubSpot, Inc.*	288	114,175
Broadridge Financial Solutions, Inc.	740	113,368
Ceridian HCM Holding, Inc.*	1,046	111,462
Akamai Technologies, Inc.*	1,048	110,029
Citrix Systems, Inc.	823	107,072
Tyler Technologies, Inc.*	243	106,074
MongoDB, Inc.*	291	104,481
Fair Isaac Corp.*	193	98,631
Nuance Communications, Inc.*	2,144	94,529
Jack Henry & Associates, Inc.	574	92,982
Fastly, Inc. — Class A*	845	73,828
Dropbox, Inc. — Class A*	3,263	72,406
Alteryx, Inc. — Class A*	589	71,734
Total Software		8,315,931

Semiconductors - 20.1%
NVIDIA Corp.	923	481,991
Intel Corp.	7,743	385,756
QUALCOMM, Inc.	2,398	365,311
Broadcom, Inc.	813	355,972
Texas Instruments, Inc.	2,042	335,153
Advanced Micro Devices, Inc.*	2,950	270,544
Micron Technology, Inc.*	3,366	253,056
Applied Materials, Inc.	2,766	238,706
Lam Research Corp.	469	221,495
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,911	208,375
Analog Devices, Inc.	1,362	201,208
KLA Corp.	660	170,881
NXP Semiconductor N.V.	1,068	169,823
Microchip Technology, Inc.	1,179	162,832
ASML Holding N.V. — Class G	321	156,558
Xilinx, Inc.	1,066	151,127
Marvell Technology Group Ltd.	3,080	146,423
Skyworks Solutions, Inc.	923	141,108
Maxim Integrated Products, Inc.	1,505	133,418
Qorvo, Inc.*	730	121,377
Teradyne, Inc.	988	118,451
Monolithic Power Systems, Inc.	298	109,137
ON Semiconductor Corp.*	2,982	97,601
Inphi Corp.*	474	76,063
Total Semiconductors		5,072,366

Internet - 16.6%
Alphabet, Inc. — Class A*	542	949,931
Facebook, Inc. — Class A*	2,764	755,014
Snap, Inc. — Class A*	4,271	213,849
Baidu, Inc. ADR*	968	209,320
Shopify, Inc. — Class A*	168	190,168
Match Group, Inc.*	1,126	170,240
Twitter, Inc.*	3,030	164,074
Pinterest, Inc. — Class A*	2,440	160,796
Palo Alto Networks, Inc.*	436	154,950
Okta, Inc.*	552	140,352
Wix.com Ltd.*	517	129,229
VeriSign, Inc.*	594	128,542
Zillow Group, Inc. — Class C*	971	126,036
CDW Corp.	868	114,394
IAC*	587	111,148
Zendesk, Inc.*	762	109,057
GoDaddy, Inc. — Class A*	1,164	96,554
NortonLifeLock, Inc.	4,414	91,723
F5 Networks, Inc.*	492	86,562
Anaplan, Inc.*	1,196	85,933
Total Internet		4,187,872

Computers - 13.3%
Apple, Inc.	9,518	1,262,943
International Business Machines Corp.	2,277	286,629
Accenture plc — Class A	813	212,364
Dell Technologies, Inc. — Class C*	2,639	193,412
Crowdstrike Holdings, Inc. — Class A*	883	187,037
Cognizant Technology Solutions Corp. — Class A	2,164	177,340
Check Point Software Technologies Ltd.*	1,181	156,967
HP, Inc.	6,340	155,901
Infosys Ltd. ADR	8,540	144,753
Zscaler, Inc.*	705	140,795
Fortinet, Inc.*	898	133,380

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
TECHNOLOGY FUND

	Shares	Value
Western Digital Corp.	1,994	$110,448
Seagate Technology plc	1,645	102,253
NetApp, Inc.	1,535	101,678
Total Computers		3,365,900

Commercial Services - 5.4%
PayPal Holdings, Inc.*	1,823	426,947
Square, Inc. — Class A*	1,129	245,716
Automatic Data Processing, Inc.	1,312	231,174
Global Payments, Inc.	1,063	228,991
FleetCor Technologies, Inc.*	451	123,046
Booz Allen Hamilton Holding Corp.	1,053	91,801
Total Commercial Services		1,347,675

Diversified Financial Services - 4.6%
Visa, Inc. — Class A	2,882	630,380
Mastercard, Inc. — Class A	1,477	527,200
Total Diversified Financial Services		1,157,580

Telecommunications - 3.1%
Cisco Systems, Inc.	8,209	367,353
Motorola Solutions, Inc.	850	144,551
Arista Networks, Inc.*	426	123,783
Ciena Corp.*	1,475	77,954
Juniper Networks, Inc.	3,253	73,225
Total Telecommunications		786,866

Energy-Alternate Sources - 1.4%
SolarEdge Technologies, Inc.*	474	151,263
Enphase Energy, Inc.*	667	117,039
First Solar, Inc.*	895	88,533
Total Energy-Alternate Sources		356,835

Electronics - 1.2%
Amphenol Corp. — Class A	1,282	167,647
TE Connectivity Ltd.	1,184	143,347
Total Electronics		310,994

Advertising - 0.6%
Trade Desk, Inc. — Class A*	186	148,986

Office & Business Equipment - 0.5%
Zebra Technologies Corp. — Class A*	321	123,370

Total Common Stocks
(Cost $9,140,593)		25,174,375

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$125,760	125,760
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	52,393	52,393
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	48,512	48,512
Total Repurchase Agreements
(Cost $226,665)		226,665

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	146,977	146,977
Total Securities Lending Collateral
(Cost $146,977)		146,977

Total Investments - 101.3%
(Cost $9,514,235)		$25,548,017
Other Assets & Liabilities, net - (1.3)%		(315,413)
Total Net Assets - 100.0%		$25,232,604

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,174,375	$—	$—	$25,174,375
Repurchase Agreements	—	226,665	—	226,665
Securities Lending Collateral	146,977	—	—	146,977
Total Assets	$25,321,352	$226,665	$—	$25,548,017

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $145,590 of securities loaned (cost $9,287,570)	$25,321,352
Repurchase agreements, at value (cost $226,665)	226,665
Receivables:
Dividends	7,555
Foreign tax reclaims	496
Securities lending income	23
Total assets	25,556,091

Liabilities:
Payable for:
Return of securities lending collateral	146,977
Fund shares redeemed	93,271
Management fees	17,963
Transfer agent and administrative fees	5,685
Investor service fees	5,283
Portfolio accounting fees	2,113
Trustees’ fees*	378
Miscellaneous	51,817
Total liabilities	323,487
Commitments and contingent liabilities (Note 10)	—
Net assets	$25,232,604

Net assets consist of:
Paid in capital	$8,591,038
Total distributable earnings (loss)	16,641,566
Net assets	$25,232,604
Capital shares outstanding	137,129
Net asset value per share	$184.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $442)	$230,915
Interest	539
Income from securities lending, net	2,749
Total investment income	234,203

Expenses:
Management fees	176,605
Investor service fees	51,943
Transfer agent and administrative fees	67,659
Professional fees	38,010
Portfolio accounting fees	20,777
Trustees’ fees*	4,612
Custodian fees	3,290
Line of credit fees	28
Miscellaneous	15,384
Total expenses	378,308
Net investment loss	(144,105)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,996,314
Net realized gain	3,996,314
Net change in unrealized appreciation (depreciation) on:
Investments	3,553,034
Net change in unrealized appreciation (depreciation)	3,553,034
Net realized and unrealized gain	7,549,348
Net increase in net assets resulting from operations	$7,405,243

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(144,105)	$(172,906)
Net realized gain on investments	3,996,314	1,446,636
Net change in unrealized appreciation (depreciation) on investments	3,553,034	5,145,477
Net increase in net assets resulting from operations	7,405,243	6,419,207

Distributions to shareholders	(456,120)	(782,667)

Capital share transactions:
Proceeds from sale of shares	45,224,648	42,992,140
Distributions reinvested	456,120	782,667
Cost of shares redeemed	(49,836,080)	(43,033,120)
Net increase (decrease) from capital share transactions	(4,155,312)	741,687
Net increase in net assets	2,793,811	6,378,227

Net assets:
Beginning of year	22,438,793	16,060,566
End of year	$25,232,604	$22,438,793

Capital share activity:
Shares sold	321,700	379,634
Shares issued from reinvestment of distributions	3,116	6,598
Shares redeemed	(365,942)	(380,533)
Net increase (decrease) in shares	(41,126)	5,699

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$125.88	$93.07	$96.71	$74.88	$71.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.99)	(.90)	(.63)	(.56)	(.21)
Net gain (loss) on investments (realized and unrealized)	62.21	37.66	(.43)	24.71	7.78
Total from investment operations	61.22	36.76	(1.06)	24.15	7.57
Less distributions from:
Net realized gains	(3.09)	(3.95)	(2.58)	(2.32)	(4.39)
Total distributions	(3.09)	(3.95)	(2.58)	(2.32)	(4.39)
Net asset value, end of period	$184.01	$125.88	$93.07	$96.71	$74.88

Total Return[b]	49.25%	39.75%	(1.49%)	32.63%	11.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,233	$22,439	$16,061	$22,940	$18,156
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.79%)	(0.60%)	(0.64%)	(0.29%)
Total expenses	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	192%	188%	178%	200%	321%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2020, Telecommunications Fund returned 9.49%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 23.61%.

The industries contributing the most were the wireless telecommunication services industry, the communications equipment industry, and the alternative carriers industry. The integrated telecommunication services industry was the only detractor from return for the period.

T-Mobile US, Inc., Sprint Corp., and Ubiquiti, Inc., were the strongest performers for the year. AT&T, Inc., ViaSat, Inc., and EchoStar Corp. Class A detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	10.4%
AT&T, Inc.	9.3%
Cisco Systems, Inc.	9.1%
T-Mobile US, Inc.	8.8%
Comcast Corp. — Class A	5.2%
Charter Communications, Inc. — Class A	4.2%
Motorola Solutions, Inc.	3.6%
Arista Networks, Inc.	3.1%
Ubiquiti, Inc.	2.8%
Liberty Broadband Corp. — Class C	2.7%
Top Ten Total	59.2%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Telecommunications Fund	9.49%	7.85%	3.94%
S&P 500 Telecommunication Services Index	23.61%	11.84%	10.07%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	December 31, 2020
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Telecommunications - 73.7%
Verizon Communications, Inc.	5,775	$339,281
AT&T, Inc.	10,578	304,223
Cisco Systems, Inc.	6,598	295,261
T-Mobile US, Inc.*	2,124	286,421
Motorola Solutions, Inc.	688	117,001
Arista Networks, Inc.*	344	99,956
Ubiquiti, Inc.	328	91,351
CenturyLink, Inc.	7,171	69,917
Ciena Corp.*	1,191	62,944
Juniper Networks, Inc.	2,615	58,864
Iridium Communications, Inc.*	1,290	50,729
America Movil SAB de CV — Class L ADR	2,857	41,541
Viavi Solutions, Inc.*	2,730	40,882
BCE, Inc.	939	40,189
Vodafone Group plc ADR	2,413	39,766
Acacia Communications, Inc.*	528	38,523
Vonage Holdings Corp.*	2,956	38,059
Rogers Communications, Inc. — Class B	811	37,785
TELUS Corp.	1,902	37,660
CommScope Holding Company, Inc.*	2,632	35,269
ViaSat, Inc.*	1,041	33,989
Telephone & Data Systems, Inc.	1,711	31,773
Shenandoah Telecommunications Co.	733	31,702
InterDigital, Inc.	477	28,944
Infinera Corp.*	2,739	28,705
Calix, Inc.*	869	25,862
Plantronics, Inc.	930	25,138
Inseego Corp.*,1	1,587	24,551
NETGEAR, Inc.*	575	23,362
Cincinnati Bell, Inc.*	1,247	19,054
Total Telecommunications		2,398,702

Media - 18.9%
Comcast Corp. — Class A	3,233	169,409
Charter Communications, Inc. — Class A*	206	136,279
Liberty Broadband Corp. — Class C*	556	88,054
Altice USA, Inc. — Class A*	1,359	51,465
DISH Network Corp. — Class A*	1,505	48,672
Liberty Global plc — Class C*	1,939	45,857
Cable One, Inc.	18	40,099
Liberty Latin America Ltd. — Class C*	3,151	34,945
Total Media		614,780

Internet - 3.3%
F5 Networks, Inc.*	398	70,024
Cogent Communications Holdings, Inc.	594	35,563
Total Internet		105,587

Computers - 2.7%
Lumentum Holdings, Inc.*	608	57,638
NetScout Systems, Inc.*	1,101	30,190
Total Computers		87,828

Software - 1.1%
Bandwidth, Inc. — Class A*	240	36,881

Total Common Stocks
(Cost $2,258,525)		3,243,778

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$9,567	9,567
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	3,986	3,986
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	3,690	3,690
Total Repurchase Agreements
(Cost $17,243)		17,243

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	19,419	19,419
Total Securities Lending Collateral
(Cost $19,419)		19,419

Total Investments - 100.8%
(Cost $2,295,187)		$3,280,440
Other Assets & Liabilities, net - (0.8)%		(26,299)
Total Net Assets - 100.0%		$3,254,141

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,243,778	$—	$—	$3,243,778
Repurchase Agreements	—	17,243	—	17,243
Securities Lending Collateral	19,419	—	—	19,419
Total Assets	$3,263,197	$17,243	$—	$3,280,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $18,409 of securities loaned (cost $2,277,944)	$3,263,197
Repurchase agreements, at value (cost $17,243)	17,243
Cash	811
Receivables:
Dividends	4,086
Securities lending income	37
Total assets	3,285,374

Liabilities:
Payable for:
Return of securities lending collateral	19,419
Professional fees	3,547
Management fees	2,304
Fund shares redeemed	1,202
Transfer agent and administrative fees	729
Investor service fees	678
Portfolio accounting fees	271
Trustees’ fees*	48
Miscellaneous	3,035
Total liabilities	31,233
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,254,141

Net assets consist of:
Paid in capital	$3,083,549
Total distributable earnings (loss)	170,592
Net assets	$3,254,141
Capital shares outstanding	49,283
Net asset value per share	$66.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $813)	$71,452
Interest	68
Income from securities lending, net	54
Total investment income	71,574

Expenses:
Management fees	23,142
Investor service fees	6,806
Transfer agent and administrative fees	9,066
Professional fees	5,071
Portfolio accounting fees	2,723
Trustees’ fees*	679
Custodian fees	415
Line of credit fees	19
Miscellaneous	1,713
Total expenses	49,634
Net investment income	21,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(148,445)
Net realized loss	(148,445)
Net change in unrealized appreciation (depreciation) on:
Investments	104,851
Net change in unrealized appreciation (depreciation)	104,851
Net realized and unrealized loss	(43,594)
Net decrease in net assets resulting from operations	$(21,654)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,940	$20,214
Net realized loss on investments	(148,445)	(59,780)
Net change in unrealized appreciation (depreciation) on investments	104,851	402,401
Net increase (decrease) in net assets resulting from operations	(21,654)	362,835

Distributions to shareholders	(20,039)	—

Capital share transactions:
Proceeds from sale of shares	6,222,410	8,496,767
Distributions reinvested	20,039	—
Cost of shares redeemed	(6,196,659)	(8,839,102)
Net increase (decrease) from capital share transactions	45,790	(342,335)
Net increase in net assets	4,097	20,500

Net assets:
Beginning of year	3,250,044	3,229,544
End of year	$3,254,141	$3,250,044

Capital share activity:
Shares sold	102,385	143,164
Shares issued from reinvestment of distributions	328	—
Shares redeemed	(106,843)	(149,841)
Net decrease in shares	(4,130)	(6,677)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$60.85	$53.75	$58.48	$57.03	$48.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.37	.57	.37	.45
Net gain (loss) on investments (realized and unrealized)	5.27 [c]	6.73	(3.51)	2.86	8.03
Total from investment operations	5.75	7.10	(2.94)	3.23	8.48
Less distributions from:
Net investment income	(.57)	—	(.47)	(.77)	(.16)
Net realized gains	—	—	(1.32)	(1.01)	—
Total distributions	(.57)	—	(1.79)	(1.78)	(.16)
Net asset value, end of period	$66.03	$60.85	$53.75	$58.48	$57.03

Total Return[b]	9.49%	13.21%	(5.29%)	5.85%	17.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,254	$3,250	$3,230	$3,514	$5,384
Ratios to average net assets:
Net investment income (loss)	0.81%	0.63%	0.97%	0.65%	0.86%
Total expenses	1.82%	1.82%	1.73%	1.70%	1.66%
Portfolio turnover rate	258%	263%	365%	372%	410%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2020, Transportation Fund returned 40.62%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Industrials Index returned 11.06%.

The automobile manufacturers industry was the largest contributor to the Fund’s return for the period, followed by the air freight & logistics industry and the trucking industry. The largest detractors from return were the airlines industry, marine industry, and tires & rubber industry.

Tesla, Inc., United Parcel Services, Inc. Class B, and Uber Technologies, Inc. were the biggest contributors to performance for the year. Delta Air Lines, Inc., Ford Motor Co., and United Airlines Holdings, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	9.6%
Union Pacific Corp.	5.7%
United Parcel Service, Inc. — Class B	5.4%
Uber Technologies, Inc.	4.3%
CSX Corp.	3.9%
Norfolk Southern Corp.	3.7%
General Motors Co.	3.7%
FedEx Corp.	3.6%
Southwest Airlines Co.	2.5%
Delta Air Lines, Inc.	2.4%
Top Ten Total	44.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Transportation Fund	40.62%	14.12%	12.39%
S&P 500 Industrials Index	11.06%	12.38%	11.96%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Transportation - 43.5%
Union Pacific Corp.	2,144	$446,424
United Parcel Service, Inc. — Class B	2,520	424,368
CSX Corp.	3,395	308,096
Norfolk Southern Corp.	1,245	295,824
FedEx Corp.	1,104	286,621
Old Dominion Freight Line, Inc.	931	181,713
Kansas City Southern	804	164,121
Expeditors International of Washington, Inc.	1,520	144,567
J.B. Hunt Transport Services, Inc.	1,005	137,333
CH Robinson Worldwide, Inc.	1,416	132,920
XPO Logistics, Inc.*	1,021	121,703
ZTO Express Cayman, Inc. ADR	3,508	102,293
Knight-Swift Transportation Holdings, Inc.	2,349	98,235
Canadian Pacific Railway Ltd.	278	96,380
Canadian National Railway Co.	857	94,141
Landstar System, Inc.	613	82,547
Saia, Inc.*	436	78,829
Kirby Corp.*	1,323	68,571
Ryder System, Inc.	1,068	65,960
Werner Enterprises, Inc.	1,528	59,928
Atlas Air Worldwide Holdings, Inc.*	810	44,177
Total Transportation		3,434,751

Auto Manufacturers - 19.5%
Tesla, Inc.*	1,070	755,067
General Motors Co.	6,948	289,315
NIO, Inc. ADR*	3,600	175,464
Fiat Chrysler Automobiles N.V.	4,919	88,985
Ferrari N.V.	387	88,824
Nikola Corp.*,1	5,730	87,440
Workhorse Group, Inc.*,1	2,820	55,779
Total Auto Manufacturers		1,540,874

Airlines - 13.9%
Southwest Airlines Co.	4,184	195,016
Delta Air Lines, Inc.	4,634	186,333
United Airlines Holdings, Inc.*	3,045	131,696
American Airlines Group, Inc.[1]	6,867	108,293
Alaska Air Group, Inc.	1,869	97,188
Ryanair Holdings plc ADR*	819	90,074
Copa Holdings S.A. — Class A	1,117	86,266
JetBlue Airways Corp.*	5,686	82,674
Allegiant Travel Co. — Class A	360	68,126
Spirit Airlines, Inc.*,1	2,193	53,619
Total Airlines		1,099,285

Auto Parts & Equipment - 12.2%
Aptiv plc	915	119,215
BorgWarner, Inc.	2,929	113,177
Lear Corp.	681	108,299
Gentex Corp.	3,133	106,303
Magna International, Inc.	1,380	97,704
Autoliv, Inc.	970	89,337
Fox Factory Holding Corp.*	716	75,688
Visteon Corp.*	530	66,526
Adient plc*	1,878	65,298
Dana, Inc.	3,069	59,907
Goodyear Tire & Rubber Co.	5,468	59,656
Total Auto Parts & Equipment		961,110

Internet - 6.1%
Uber Technologies, Inc.*	6,666	339,966
Lyft, Inc. — Class A*	2,832	139,136
Total Internet		479,102

Home Builders - 2.5%
Thor Industries, Inc.	903	83,970
LCI Industries	490	63,543
Winnebago Industries, Inc.	870	52,148
Total Home Builders		199,661

Leisure Time - 1.1%
Harley-Davidson, Inc.	2,476	90,869

Commercial Services - 0.8%
Avis Budget Group, Inc.*	1,626	60,650

Total Common Stocks
(Cost $4,132,343)		7,866,302

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$19,692	19,692
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	8,204	8,204
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	7,596	7,596
Total Repurchase Agreements
(Cost $35,492)		35,492

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	214,937	214,937
Total Securities Lending Collateral
(Cost $214,937)		214,937

Total Investments - 102.7%
(Cost $4,382,772)		$8,116,731
Other Assets & Liabilities, net - (2.7)%		(216,855)
Total Net Assets - 100.0%		$7,899,876

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
TRANSPORTATION FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,866,302	$—	$—	$7,866,302
Repurchase Agreements	—	35,492	—	35,492
Securities Lending Collateral	214,937	—	—	214,937
Total Assets	$8,081,239	$35,492	$—	$8,116,731

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $200,373 of securities loaned (cost $4,347,280)	$8,081,239
Repurchase agreements, at value (cost $35,492)	35,492
Cash	282
Receivables:
Securities sold	78,870
Dividends	1,662
Securities lending income	205
Foreign tax reclaims	46
Fund shares sold	12
Total assets	8,197,808

Liabilities:
Payable for:
Return of securities lending collateral	214,937
Fund shares redeemed	56,188
Management fees	5,704
Transfer agent and administrative fees	1,805
Investor service fees	1,678
Portfolio accounting fees	671
Trustees’ fees*	123
Miscellaneous	16,826
Total liabilities	297,932
Commitments and contingent liabilities (Note 10)	—
Net assets	$7,899,876

Net assets consist of:
Paid in capital	$4,228,766
Total distributable earnings (loss)	3,671,110
Net assets	$7,899,876
Capital shares outstanding	72,233
Net asset value per share	$109.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $599)	$45,129
Interest	129
Income from securities lending, net	896
Total investment income	46,154

Expenses:
Management fees	40,781
Investor service fees	11,994
Transfer agent and administrative fees	15,160
Professional fees	8,513
Portfolio accounting fees	4,798
Trustees’ fees*	887
Custodian fees	697
Line of credit fees	28
Miscellaneous	4,450
Total expenses	87,308
Net investment loss	(41,154)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	648,487
Net realized gain	648,487
Net change in unrealized appreciation (depreciation) on:
Investments	1,396,690
Net change in unrealized appreciation (depreciation)	1,396,690
Net realized and unrealized gain	2,045,177
Net increase in net assets resulting from operations	$2,004,023

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(41,154)	$4,820
Net realized gain on investments	648,487	609,353
Net change in unrealized appreciation (depreciation) on investments	1,396,690	55,879
Net increase in net assets resulting from operations	2,004,023	670,052

Distributions to shareholders	(136,588)	(2,551)

Capital share transactions:
Proceeds from sale of shares	16,952,118	11,677,900
Distributions reinvested	136,588	2,551
Cost of shares redeemed	(15,779,384)	(11,792,273)
Net increase (decrease) from capital share transactions	1,309,322	(111,822)
Net increase in net assets	3,176,757	555,679

Net assets:
Beginning of year	4,723,119	4,167,440
End of year	$7,899,876	$4,723,119

Capital share activity:
Shares sold	197,784	151,678
Shares issued from reinvestment of distributions	1,768	33
Shares redeemed	(185,869)	(156,293)
Net increase (decrease) in shares	13,683	(4,582)

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$80.67	$66.01	$86.15	$70.81	$100.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.72)	.09	(.16)	(.43)	.16
Net gain (loss) on investments (realized and unrealized)	32.30	14.60	(16.55)	15.99	(20.23)
Total from investment operations	31.58	14.69	(16.71)	15.56	(20.07)
Less distributions from:
Net investment income	(.14)	—	—	(.22)	—
Net realized gains	(2.74)	(.03)	(3.43)	—	(9.99)
Total distributions	(2.88)	(.03)	(3.43)	(.22)	(9.99)
Net asset value, end of period	$109.37	$80.67	$66.01	$86.15	$70.81

Total Return[b]	40.62%	22.24%	(20.05%)	22.02%	15.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,900	$4,723	$4,167	$11,739	$12,883
Ratios to average net assets:
Net investment income (loss)	(0.86%)	0.11%	(0.19%)	(0.56%)	0.73%
Total expenses	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	373%	277%	237%	308%	174%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2020, Utilities Fund returned -5.13%, compared with a return of 18.40% for the S&P 500 Index. The S&P 500 Utilities Index returned 0.48%.

The water utilities industry was the largest contributor to return for the period, followed by the independent power producers & energy traders industry and the renewable electricity industry. The multi-utilities industry, electric utilities industry, and gas utilities industry were the largest detractors from return.

NextEra Energy, Inc., AES Corp., and American Water Works Co., Inc. were the best-performing holdings over the one-year period. First Energy Corp., Consolidated Edison, Inc., and American Electric Power Company, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.3%
Duke Energy Corp.	4.2%
Southern Co.	4.2%
Dominion Energy, Inc.	4.0%
American Electric Power Company, Inc.	3.3%
Exelon Corp.	3.2%
Sempra Energy	3.0%
Xcel Energy, Inc.	3.0%
Public Service Enterprise Group, Inc.	2.8%
Eversource Energy	2.8%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash investments.

130 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Utilities Fund	(5.13%)	8.64%	8.70%
S&P 500 Utilities Index	0.48%	11.50%	11.27%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	December 31, 2020
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Electric - 83.6%
NextEra Energy, Inc.	9,686	$747,275
Duke Energy Corp.	5,456	499,551
Southern Co.	8,057	494,942
Dominion Energy, Inc.	6,321	475,339
American Electric Power Company, Inc.	4,682	389,870
Exelon Corp.	9,033	381,373
Sempra Energy	2,819	359,169
Xcel Energy, Inc.	5,353	356,885
Public Service Enterprise Group, Inc.	5,758	335,691
Eversource Energy	3,849	332,977
WEC Energy Group, Inc.	3,592	330,572
Consolidated Edison, Inc.	4,329	312,857
PG&E Corp.*	24,820	309,257
PPL Corp.	10,464	295,085
Edison International	4,691	294,689
DTE Energy Co.	2,426	294,541
Entergy Corp.	2,807	280,251
Ameren Corp.	3,379	263,765
CMS Energy Corp.	4,244	258,926
AES Corp.	10,337	242,920
FirstEnergy Corp.	7,931	242,768
Avangrid, Inc.	5,029	228,568
Evergy, Inc.	3,989	221,429
Alliant Energy Corp.	4,287	220,909
CenterPoint Energy, Inc.	9,843	213,003
Vistra Corp.	10,414	204,739
NRG Energy, Inc.	5,279	198,226
Pinnacle West Capital Corp.	2,345	187,483
OGE Energy Corp.	4,970	158,344
Ormat Technologies, Inc.	1,530	138,128
IDACORP, Inc.	1,355	130,121
Black Hills Corp.	1,945	119,520
PNM Resources, Inc.	2,462	119,481
Portland General Electric Co.	2,779	118,858
NorthWestern Corp.	1,856	108,223
Total Electric		9,865,735

Gas - 9.2%
Atmos Energy Corp.	2,159	206,033
NiSource, Inc.	8,109	186,020
UGI Corp.	4,647	162,459
ONE Gas, Inc.	1,539	118,149
National Fuel Gas Co.	2,752	113,190
Southwest Gas Holdings, Inc.	1,854	112,631
Spire, Inc.	1,690	108,228
South Jersey Industries, Inc.	4,040	87,062
Total Gas		1,093,772

Water - 4.5%
American Water Works Company, Inc.	2,088	320,445
Essential Utilities, Inc.	4,448	210,346
Total Water		530,791

Building Materials - 1.2%
MDU Resources Group, Inc.	5,228	137,705

Energy-Alternate Sources - 1.1%
Sunnova Energy International, Inc.*	2,870	129,523

Total Common Stocks
(Cost $5,504,072)		11,757,526

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$30,600	30,600
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	12,749	12,749
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	11,804	11,804
Total Repurchase Agreements
(Cost $55,153)		55,153

Total Investments - 100.1%
(Cost $5,559,225)		$11,812,679
Other Assets & Liabilities, net - (0.1)%		(11,223)
Total Net Assets - 100.0%		$11,801,456

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,757,526	$—	$—	$11,757,526
Repurchase Agreements	—	55,153	—	55,153
Total Assets	$11,757,526	$55,153	$—	$11,812,679

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $5,504,072)	$11,757,526
Repurchase agreements, at value (cost $55,153)	55,153
Receivables:
Dividends	24,707
Fund shares sold	4,172
Total assets	11,841,558

Liabilities:
Payable for:
Professional fees	18,189
Management fees	8,436
Transfer agent and administrative fees	2,670
Investor service fees	2,481
Portfolio accounting fees	992
Fund shares redeemed	222
Trustees’ fees*	183
Miscellaneous	6,929
Total liabilities	40,102
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,801,456

Net assets consist of:
Paid in capital	$6,873,518
Total distributable earnings (loss)	4,927,938
Net assets	$11,801,456
Capital shares outstanding	381,550
Net asset value per share	$30.93

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $2)	$441,258
Interest	455
Total investment income	441,713

Expenses:
Management fees	118,680
Investor service fees	34,906
Transfer agent and administrative fees	47,669
Professional fees	26,137
Portfolio accounting fees	13,962
Trustees’ fees*	4,013
Custodian fees	2,188
Line of credit fees	29
Miscellaneous	6,722
Total expenses	254,306
Net investment income	187,407

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(77,867)
Net realized loss	(77,867)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,747,746)
Net change in unrealized appreciation (depreciation)	(1,747,746)
Net realized and unrealized loss	(1,825,613)
Net decrease in net assets resulting from operations	$(1,638,206)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$187,407	$252,875
Net realized gain (loss) on investments	(77,867)	700,342
Net change in unrealized appreciation (depreciation) on investments	(1,747,746)	2,213,251
Net increase (decrease) in net assets resulting from operations	(1,638,206)	3,166,468

Distributions to shareholders	(476,044)	(49,561)

Capital share transactions:
Proceeds from sale of shares	22,322,981	37,710,438
Distributions reinvested	476,044	49,561
Cost of shares redeemed	(24,918,248)	(44,162,382)
Net decrease from capital share transactions	(2,119,223)	(6,402,383)
Net decrease in net assets	(4,233,473)	(3,285,476)

Net assets:
Beginning of year	16,034,929	19,320,405
End of year	$11,801,456	$16,034,929

Capital share activity:
Shares sold	689,994	1,193,047
Shares issued from reinvestment of distributions	16,275	1,558
Shares redeemed	(799,726)	(1,399,094)
Net decrease in shares	(93,457)	(204,489)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$33.76	$28.43	$27.97	$26.24	$22.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.39	.43	.42	.36
Net gain (loss) on investments (realized and unrealized)	(2.20)	5.01	.62 [c]	2.42	3.38
Total from investment operations	(1.79)	5.40	1.05	2.84	3.74
Less distributions from:
Net investment income	(.55)	(.07)	(.46)	(.55)	(.17)
Net realized gains	(.49)	—	(.13)	(.56)	(.19)
Total distributions	(1.04)	(.07)	(.59)	(1.11)	(.36)
Net asset value, end of period	$30.93	$33.76	$28.43	$27.97	$26.24

Total Return[b]	(5.13%)	19.01%	3.78%	11.02%	16.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,801	$16,035	$19,320	$14,670	$15,242
Ratios to average net assets:
Net investment income (loss)	1.34%	1.22%	1.54%	1.48%	1.39%
Total expenses	1.82%	1.82%	1.73%	1.70%	1.65%
Portfolio turnover rate	151%	144%	299%	183%	234%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sale and repurchase of fund shares in relation to fluctuating market value of investments of the Fund.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Statement of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$50,080	$—	$50,080
Basic Materials Fund	118,312	4,970	123,282
Biotechnology Fund	497,628	1,317,400	1,815,028
Consumer Products Fund	361,621	23,338	384,959
Electronics Fund	143,071	—	143,071
Energy Fund	99,610	—	99,610
Energy Services Fund	20,199	—	20,199
Financial Services Fund	273,816	74,202	348,018
Health Care Fund	—	517,189	517,189
Internet Fund	3,907	203,727	207,634
Leisure Fund	176,143	264	176,407
Precious Metals Fund	1,145,954	—	1,145,954
Real Estate Fund	437,926	—	437,926
Technology Fund	299,686	156,434	456,120
Telecommunications Fund	20,039	—	20,039
Transportation Fund	6,788	129,800	136,588
Utilities Fund	252,875	223,169	476,044

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$40,316	$—	$40,316
Basic Materials Fund	15,290	284,073	299,363
Biotechnology Fund	—	553,949	553,949
Consumer Products Fund	154,589	37,342	191,931
Electronics Fund	—	94,380	94,380
Energy Fund	18,218	—	18,218
Financial Services Fund	89,472	418,140	507,612
Health Care Fund	—	408,723	408,723
Leisure Fund	23,728	43,247	66,975
Real Estate Fund	262,927	129,728	392,655
Technology Fund	—	782,667	782,667
Transportation Fund	—	2,551	2,551
Utilities Fund	49,561	—	49,561

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$53,477	$—	$904,411	$(447,456)	$—	$510,432
Basic Materials Fund	317,591	—	3,126,879	—	—	3,444,470
Biotechnology Fund	1,075,198	945,154	11,740,514	—	—	13,760,866
Consumer Products Fund	128,528	—	6,143,496	—	—	6,272,024
Electronics Fund	362,868	335,106	7,460,757	—	—	8,158,731
Energy Fund	142,921	—	558,191	(8,543,957)	—	(7,842,845)
Energy Services Fund	13,358	—	(1,198,115)	(9,269,563)	—	(10,454,320)
Financial Services Fund	98,835	294,131	2,498,235	—	7,202	2,898,403
Health Care Fund	399,429	793,860	10,805,047	—	—	11,998,336
Internet Fund	932,998	409,954	7,430,520	—	—	8,773,472
Leisure Fund	176,688	4,784	2,782,781	—	—	2,964,253
Precious Metals Fund	831,432	—	6,899,946	(14,707,917)	(86,192)	(7,062,731)
Real Estate Fund	72,170	—	2,259,011	(74,844)	—	2,256,337
Retailing Fund	443,462	9,031	2,307,537	—	—	2,760,030
Technology Fund	796,319	842,469	15,002,778	—	—	16,641,566
Telecommunications Fund	22,833	—	446,147	(298,388)	—	170,592
Transportation Fund	355,469	—	3,315,641	—	—	3,671,110
Utilities Fund	187,407	—	4,867,865	(127,334)	—	4,927,938

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(447,456)	$—	$(447,456)
Energy Fund	(757,782)	(7,786,175)	(8,543,957)
Energy Services Fund	(1,084,054)	(8,185,509)	(9,269,563)
Precious Metals Fund	(3,466,421)	(11,241,496)	(14,707,917)
Real Estate Fund	(74,844)	—	(74,844)
Telecommunications Fund	(111,392)	(186,996)	(298,388)
Utilities Fund	(127,334)	—	(127,334)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$127,234
Precious Metals Fund	304,306
Retailing Fund	110,758

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

from the tax treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$171,325	$(171,325)
Biotechnology Fund	1,408,525	(1,408,525)
Consumer Products Fund	245,123	(245,123)
Electronics Fund	426,742	(426,742)
Financial Services Fund	607	(607)
Health Care Fund	924,917	(924,917)
Internet Fund	823,106	(823,106)
Leisure Fund	202,060	(202,060)
Retailing Fund	218,069	(218,069)
Technology Fund	1,930,567	(1,930,567)
Telecommunications Fund	847	(847)
Transportation Fund	348,800	(348,800)

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$3,368,091	$905,614	$(1,203)	$904,411
Basic Materials Fund	5,459,003	3,128,062	(1,183)	3,126,879
Biotechnology Fund	13,765,701	12,159,639	(419,125)	11,740,514
Consumer Products Fund	9,700,358	6,145,583	(2,087)	6,143,496
Electronics Fund	4,817,588	7,460,757	—	7,460,757
Energy Fund	5,668,592	568,815	(10,624)	558,191
Energy Services Fund	5,035,393	—	(1,198,115)	(1,198,115)
Financial Services Fund	7,933,400	2,508,476	(10,241)	2,498,235
Health Care Fund	10,655,336	10,926,309	(121,262)	10,805,047
Internet Fund	6,692,503	7,539,135	(108,615)	7,430,520
Leisure Fund	8,345,682	2,806,138	(23,357)	2,782,781
Precious Metals Fund	17,494,404	6,923,883	(23,937)	6,899,946
Real Estate Fund	4,267,764	2,279,794	(20,783)	2,259,011
Retailing Fund	4,992,244	2,325,928	(18,391)	2,307,537
Technology Fund	10,545,239	15,069,105	(66,327)	15,002,778
Telecommunications Fund	2,834,293	459,918	(13,771)	446,147
Transportation Fund	4,801,090	3,336,992	(21,351)	3,315,641
Utilities Fund	6,944,814	4,893,455	(25,590)	4,867,865

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$17,930,873	$19,062,974
Basic Materials Fund	11,958,527	11,620,849
Biotechnology Fund	35,596,245	37,274,049
Consumer Products Fund	23,003,370	26,451,947
Electronics Fund	14,856,869	18,002,721
Energy Fund	20,429,595	21,418,719
Energy Services Fund	25,128,304	23,243,473
Financial Services Fund	25,531,828	25,977,453
Health Care Fund	31,731,334	32,895,755
Internet Fund	27,775,972	27,984,063
Leisure Fund	16,591,985	13,647,653
Precious Metals Fund	37,620,565	43,330,190
Real Estate Fund	13,386,654	17,464,080
Retailing Fund	15,220,045	13,822,899
Technology Fund	40,035,289	44,697,282
Telecommunications Fund	7,035,750	6,984,062
Transportation Fund	18,757,009	17,634,995
Utilities Fund	21,011,171	23,401,408

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$2,123,601	$2,370,893	$11,043
Basic Materials Fund	1,273,256	1,417,904	(18,129)
Biotechnology Fund	2,865,903	4,887,976	85,940
Consumer Products Fund	3,765,172	2,838,728	73,079
Electronics Fund	2,813,303	3,048,704	126,270
Energy Fund	3,969,463	3,076,055	(344,106)
Energy Services Fund	4,122,897	3,980,806	(89,575)
Financial Services Fund	5,691,968	6,696,878	(55,298)
Health Care Fund	4,631,555	5,010,297	156,914
Internet Fund	4,482,417	5,766,846	294,282
Leisure Fund	2,727,920	1,173,395	22,421
Precious Metals Fund	7,919,437	9,586,125	1,070,520
Real Estate Fund	2,234,128	1,774,396	109,892
Retailing Fund	2,928,781	2,320,399	101,346
Technology Fund	10,651,914	9,734,585	229,063
Telecommunications Fund	1,245,923	1,026,102	(30,501)
Transportation Fund	2,007,822	3,986,012	266,716
Utilities Fund	3,648,480	5,468,253	(173,163)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			2.13%
Due 01/04/21	$52,863,147	$52,863,499	02/29/24	$50,484,000	$53,920,527

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.63%
Due 01/04/21	22,023,354	22,023,501	11/15/22	21,811,900	22,463,921

BofA Securities, Inc.			U.S. Treasury Bond
0.06%			5.25%
Due 01/04/21	20,391,995	20,392,131	11/15/28	15,370,000	20,799,887

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$35,600	$(35,600)	$—	$36,565	$—	$36,565
Basic Materials Fund	292,808	(292,808)	—	300,671	—	300,671
Biotechnology Fund	754,067	(754,067)	—	810,720	—	810,720
Consumer Products Fund	115,875	(115,875)	—	120,321	—	120,321
Electronics Fund	75,305	(75,305)	—	78,160	—	78,160
Financial Services Fund	62,183	(62,183)	—	63,433	—	63,433
Health Care Fund	349,106	(349,106)	—	373,219	—	373,219
Internet Fund	22,114	(22,114)	—	24,768	—	24,768
Leisure Fund	251,393	(251,393)	—	258,462	—	258,462
Precious Metals Fund	924,536	(924,536)	—	961,110	—	961,110
Real Estate Fund	21,063	(21,063)	—	21,806	—	21,806
Retailing Fund	77,655	(77,655)	—	86,076	—	86,076
Technology Fund	145,590	(145,590)	—	146,977	—	146,977
Telecommunications Fund	18,409	(18,409)	—	19,419	—	19,419
Transportation Fund	200,373	(200,373)	—	214,937	—	214,937

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Funds did not have any borrowings outstanding under this agreement at December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2020, were as follows:

Fund	Average Daily Balance
Banking Fund	$956
Basic Materials Fund	486
Biotechnology Fund	4,762
Consumer Products Fund	2,710
Electronics Fund	3,596
Energy Fund	2,962
Energy Services Fund	566
Financial Services Fund	276
Health Care Fund	525
Internet Fund	57
Leisure Fund	2,694
Precious Metals Fund	820
Real Estate Fund	448
Retailing Fund	544
Technology Fund	2,131
Telecommunications Fund	751
Transportation Fund	1,036
Utilities Fund	2,281

Note 9 – Reverse Share Splits

Effective on August 24th, 2020, reverse share splits occurred for the following Funds:

Fund	Split Type
Energy Fund	One-for-Three Reverse Share Split
Energy Services Fund	One-for-Ten Reverse Share Split

The effect of these transactions was to divide the number of outstanding shares of the Energy Fund and the Energy Services Fund by their respective reverse split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 10 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

148 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	61.27%
Biotechnology Fund	34.85%
Consumer Products Fund	100.00%
Electronics Fund	66.43%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	46.62%
Internet Fund	100.00%
Leisure Fund	43.54%
Precious Metals Fund	6.80%
Real Estate Fund	0.27%
Technology Fund	62.43%
Telecommunications Fund	100.00%
Transportation Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$4,970	$128,482
Biotechnology Fund	1,317,400	1,408,525
Consumer Products Fund	23,338	70,344
Electronics Fund	—	426,742
Financial Services Fund	74,202	—
Health Care Fund	517,189	924,917
Internet Fund	203,727	823,106
Leisure Fund	264	202,060
Retailing Fund	—	194,355
Technology Fund	156,434	1,930,567
Transportation Fund	129,800	302,318
Utilities Fund	223,169	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

150 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

156 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

158 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 159

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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12.31.2020

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-2-1220x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	29
INVERSE NASDAQ-100® STRATEGY FUND	38
S&P 500® 2x STRATEGY FUND	45
NASDAQ-100® 2x STRATEGY FUND	57
MID-CAP 1.5x STRATEGY FUND	66
INVERSE MID-CAP STRATEGY FUND	77
RUSSELL 2000® 2x STRATEGY FUND	84
RUSSELL 2000® 1.5x STRATEGY FUND	91
INVERSE RUSSELL 2000® STRATEGY FUND	99
DOW 2x STRATEGY FUND	106
INVERSE DOW 2x STRATEGY FUND	114
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	121
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	128
HIGH YIELD STRATEGY FUND	135
U.S. GOVERNMENT MONEY MARKET FUND	143
NOTES TO FINANCIAL STATEMENTS	149
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	169
OTHER INFORMATION	170
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	172
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	177
LIQUIDITY RISK MANAGEMENT PROGRAM	180

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2020

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.67%	33.55%	$ 1,000.00	$ 1,335.50	$ 9.83
Inverse S&P 500® Strategy Fund	1.81%	(19.21%)	1,000.00	807.90	8.25
NASDAQ-100® Fund	1.72%	26.73%	1,000.00	1,267.30	9.83
Inverse NASDAQ-100® Strategy Fund	1.86%	(19.58%)	1,000.00	804.20	8.46
S&P 500® 2x Strategy Fund	1.82%	45.40%	1,000.00	1,454.00	11.26
NASDAQ-100® 2x Strategy Fund	1.87%	55.77%	1,000.00	1,557.70	12.06
Mid-Cap 1.5x Strategy Fund	1.81%	46.65%	1,000.00	1,466.50	11.25
Inverse Mid-Cap Strategy Fund	1.80%	(24.87%)	1,000.00	751.30	7.95
Russell 2000® 2x Strategy Fund	1.86%	84.35%	1,000.00	1,843.50	13.33
Russell 2000® 1.5x Strategy Fund	1.85%	59.80%	1,000.00	1,598.00	12.11
Inverse Russell 2000® Strategy Fund	1.84%	(29.58%)	1,000.00	704.20	7.90
Dow 2x Strategy Fund	1.85%	40.83%	1,000.00	1,408.30	11.23
Inverse Dow 2x Strategy Fund	1.85%	(33.25%)	1,000.00	667.50	7.78
Government Long Bond 1.2x Strategy Fund	1.38%	(5.56%)	1,000.00	944.40	6.76
Inverse Government Long Bond Strategy Fund	2.94%	3.46%	1,000.00	1,034.60	15.08
High Yield Strategy Fund	1.67%	9.91%	1,000.00	1,099.10	8.84
U.S. Government Money Market Fund	0.16%	0.01%	1,000.00	1,000.10	0.81

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.67%	5.00%	$ 1,000.00	$ 1,016.79	$ 8.49
Inverse S&P 500® Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
NASDAQ-100® Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Inverse NASDAQ-100® Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45
S&P 500® 2x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
NASDAQ-100® 2x Strategy Fund	1.87%	5.00%	1,000.00	1,015.78	9.50
Mid-Cap 1.5x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Inverse Mid-Cap Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Russell 2000® 2x Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45
Russell 2000® 1.5x Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Inverse Russell 2000® Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Dow 2x Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Inverse Dow 2x Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Government Long Bond 1.2x Strategy Fund	1.38%	5.00%	1,000.00	1,018.25	7.02
Inverse Government Long Bond Strategy Fund	2.94%	5.00%	1,000.00	1,010.38	14.90
High Yield Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
U.S. Government Money Market Fund	0.16%	5.00%	1,000.00	1,024.40	0.82

[1]

This ratio represents annualized net expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.83%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 20.03%, while the S&P 500 Index returned 18.40% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Energy, Financials, and Real Estate.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. ExxonMobil Corp., Wells Fargo & Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.9%
Guggenheim Strategy Fund II	12.0%
Apple, Inc.	4.1%
Microsoft Corp.	3.3%
Amazon.com, Inc.	2.7%
Facebook, Inc. — Class A	1.3%
Tesla, Inc.	1.0%
Alphabet, Inc. — Class A	1.0%
Alphabet, Inc. — Class C	1.0%
Berkshire Hathaway, Inc. — Class B	0.9%
Top Ten Total	41.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Nova Fund	20.03%	18.95%	17.57%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
NOVA FUND

	Shares	Value
COMMON STOCKS† - 61.8%

Technology - 14.4%
Apple, Inc.	14,252	$1,891,098
Microsoft Corp.	6,742	1,499,556
NVIDIA Corp.	552	288,254
Adobe, Inc.*	428	214,051
Intel Corp.	3,655	182,092
salesforce.com, Inc.*	816	181,585
Broadcom, Inc.	361	158,064
QUALCOMM, Inc.	1,009	153,711
Accenture plc — Class A	565	147,584
Texas Instruments, Inc.	819	134,422
Oracle Corp.	1,692	109,455
International Business Machines Corp.	795	100,074
Advanced Micro Devices, Inc.*	1,071	98,221
ServiceNow, Inc.*	174	95,775
Intuit, Inc.	234	88,885
Fidelity National Information Services, Inc.	553	78,227
Micron Technology, Inc.*	993	74,654
Applied Materials, Inc.	814	70,248
Activision Blizzard, Inc.	689	63,974
Lam Research Corp.	128	60,451
Autodesk, Inc.*	196	59,847
Fiserv, Inc.*	513	58,410
Analog Devices, Inc.	330	48,751
Cognizant Technology Solutions Corp. — Class A	477	39,090
Electronic Arts, Inc.	259	37,192
KLA Corp.	138	35,730
Synopsys, Inc.*	136	35,257
Cadence Design Systems, Inc.*	249	33,971
MSCI, Inc. — Class A	74	33,043
Microchip Technology, Inc.	231	31,903
Xilinx, Inc.	219	31,048
HP, Inc.	1,225	30,123
ANSYS, Inc.*	77	28,013
Paychex, Inc.	285	26,556
Skyworks Solutions, Inc.	148	22,626
Cerner Corp.	273	21,425
Take-Two Interactive Software, Inc.*	103	21,402
Maxim Integrated Products, Inc.	238	21,099
Paycom Software, Inc.*	44	19,899
Zebra Technologies Corp. — Class A*	48	18,448
Fortinet, Inc.*	120	17,823
Teradyne, Inc.	148	17,744
Qorvo, Inc.*	102	16,960
Broadridge Financial Solutions, Inc.	103	15,780
Tyler Technologies, Inc.*	36	15,715
Akamai Technologies, Inc.*	145	15,224
Western Digital Corp.	271	15,011
Citrix Systems, Inc.	110	14,311
Hewlett Packard Enterprise Co.	1,148	13,604
NetApp, Inc.	199	13,182
Leidos Holdings, Inc.	119	12,509
Seagate Technology plc	199	12,370
Jack Henry & Associates, Inc.	68	11,015
IPG Photonics Corp.*	31	6,937
DXC Technology Co.	227	5,845
Xerox Holdings Corp.	149	3,455
Total Technology		6,551,699

Consumer, Non-cyclical - 12.9%
Johnson & Johnson	2,348	369,528
Procter & Gamble Co.	2,211	307,639
UnitedHealth Group, Inc.	846	296,675
PayPal Holdings, Inc.*	1,045	244,739
Coca-Cola Co.	3,449	189,143
Merck & Company, Inc.	2,256	184,541
PepsiCo, Inc.	1,232	182,706
Pfizer, Inc.	4,957	182,467
Abbott Laboratories	1,581	173,104
AbbVie, Inc.	1,574	168,654
Thermo Fisher Scientific, Inc.	353	164,420
Medtronic plc	1,200	140,568
Danaher Corp.	564	125,287
Bristol-Myers Squibb Co.	2,015	124,990
Eli Lilly & Co.	708	119,539
Amgen, Inc.	519	119,328
Philip Morris International, Inc.	1,389	114,995
Intuitive Surgical, Inc.*	105	85,901
CVS Health Corp.	1,167	79,706
Mondelez International, Inc. — Class A	1,275	74,549
Stryker Corp.	292	71,552
Anthem, Inc.	222	71,282
S&P Global, Inc.	215	70,677
Zoetis, Inc.	424	70,172
Altria Group, Inc.	1,657	67,937
Automatic Data Processing, Inc.	382	67,308
Cigna Corp.	322	67,034
Colgate-Palmolive Co.	764	65,330
Gilead Sciences, Inc.	1,118	65,135
Becton Dickinson and Co.	259	64,807
Global Payments, Inc.	267	57,517
Vertex Pharmaceuticals, Inc.*	232	54,831
Estee Lauder Companies, Inc. — Class A	202	53,770
Edwards Lifesciences Corp.*	556	50,724
Humana, Inc.	118	48,412
Illumina, Inc.*	130	48,100
Boston Scientific Corp.*	1,277	45,908
Regeneron Pharmaceuticals, Inc.*	94	45,412
Moody’s Corp.	144	41,795
Kimberly-Clark Corp.	303	40,854
HCA Healthcare, Inc.	235	38,648
IDEXX Laboratories, Inc.*	76	37,990
Baxter International, Inc.	456	36,589
Align Technology, Inc.*	64	34,200
Sysco Corp.	454	33,714
Biogen, Inc.*	137	33,546
Constellation Brands, Inc. — Class A	150	32,858
General Mills, Inc.	545	32,046
DexCom, Inc.*	85	31,426
Centene Corp.*	517	31,036
IQVIA Holdings, Inc.*	171	30,638

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NOVA FUND

	Shares	Value
Monster Beverage Corp.*	330	$30,518
Alexion Pharmaceuticals, Inc.*	195	30,467
Verisk Analytics, Inc. — Class A	145	30,101
IHS Markit Ltd.	332	29,824
Zimmer Biomet Holdings, Inc.	184	28,353
Cintas Corp.	78	27,570
ResMed, Inc.	129	27,420
Corteva, Inc.	664	25,710
Archer-Daniels-Midland Co.	496	25,004
McKesson Corp.	143	24,871
Clorox Co.	112	22,615
Kroger Co.	691	21,946
McCormick & Company, Inc.	222	21,223
Equifax, Inc.	108	20,827
FleetCor Technologies, Inc.*	74	20,189
Viatris, Inc.*	1,076	20,164
Hershey Co.	132	20,108
Kraft Heinz Co.	578	20,034
MarketAxess Holdings, Inc.	34	19,399
Church & Dwight Company, Inc.	222	19,365
West Pharmaceutical Services, Inc.	66	18,698
Laboratory Corporation of America Holdings*	87	17,709
Teleflex, Inc.	42	17,286
Tyson Foods, Inc. — Class A	262	16,883
Hologic, Inc.*	229	16,678
Cooper Companies, Inc.	44	15,986
Conagra Brands, Inc.	436	15,809
Catalent, Inc.*	147	15,298
United Rentals, Inc.*	63	14,610
Incyte Corp.*	166	14,439
STERIS plc	76	14,405
Quest Diagnostics, Inc.	120	14,300
Varian Medical Systems, Inc.*	81	14,176
Kellogg Co.	227	14,126
Cardinal Health, Inc.	262	14,033
ABIOMED, Inc.*	40	12,968
Brown-Forman Corp. — Class B	163	12,947
Gartner, Inc.*	80	12,815
AmerisourceBergen Corp. — Class A	131	12,807
J M Smucker Co.	102	11,791
Hormel Foods Corp.	250	11,653
Avery Dennison Corp.	74	11,478
Bio-Rad Laboratories, Inc. — Class A*	19	11,076
Lamb Weston Holdings, Inc.	131	10,315
Dentsply Sirona, Inc.	195	10,210
Universal Health Services, Inc. — Class B	69	9,488
Quanta Services, Inc.	124	8,930
Campbell Soup Co.	181	8,751
Henry Schein, Inc.*	127	8,491
DaVita, Inc.*	66	7,748
Rollins, Inc.	198	7,716
Molson Coors Beverage Co. — Class B	168	7,592
Nielsen Holdings plc	318	6,637
Robert Half International, Inc.	102	6,373
Perrigo Company plc	121	5,411
Total Consumer, Non-cyclical		5,905,068

Communications - 10.1%
Amazon.com, Inc.*	380	1,237,633
Facebook, Inc. — Class A*	2,144	585,655
Alphabet, Inc. — Class A*	268	469,708
Alphabet, Inc. — Class C*	259	453,737
Walt Disney Co.*	1,615	292,606
Verizon Communications, Inc.	3,690	216,787
Comcast Corp. — Class A	4,072	213,373
Netflix, Inc.*	394	213,048
AT&T, Inc.	6,355	182,770
Cisco Systems, Inc.	3,768	168,618
Charter Communications, Inc. — Class A*	130	86,001
Booking Holdings, Inc.*	37	82,409
T-Mobile US, Inc.*	520	70,122
Twitter, Inc.*	709	38,392
eBay, Inc.	584	29,346
Motorola Solutions, Inc.	150	25,509
Corning, Inc.	681	24,516
Etsy, Inc.*	111	19,748
VeriSign, Inc.*	90	19,476
ViacomCBS, Inc. — Class B	504	18,779
CDW Corp.	127	16,737
Expedia Group, Inc.	121	16,020
Arista Networks, Inc.*	48	13,947
Omnicom Group, Inc.	192	11,975
NortonLifeLock, Inc.	528	10,972
F5 Networks, Inc.*	55	9,677
Fox Corp. — Class A	301	8,765
Lumen Technologies, Inc.	881	8,590
Interpublic Group of Companies, Inc.	348	8,185
DISH Network Corp. — Class A*	221	7,147
Discovery, Inc. — Class C*	263	6,888
Juniper Networks, Inc.	294	6,618
News Corp. — Class A	349	6,272
Discovery, Inc. — Class A*	143	4,303
Fox Corp. — Class B	138	3,985
News Corp. — Class B	109	1,937
Total Communications		4,590,251

Financial - 8.9%
Berkshire Hathaway, Inc. — Class B*	1,736	402,526
JPMorgan Chase & Co.	2,718	345,376
Visa, Inc. — Class A	1,512	330,720
Mastercard, Inc. — Class A	785	280,198
Bank of America Corp.	6,789	205,775
Citigroup, Inc.	1,857	114,503
Wells Fargo & Co.	3,687	111,274
BlackRock, Inc. — Class A	126	90,914
American Tower Corp. — Class A REIT	396	88,886
Morgan Stanley	1,275	87,376
Goldman Sachs Group, Inc.	307	80,959
Charles Schwab Corp.	1,330	70,543
American Express Co.	582	70,370
Prologis, Inc. REIT	659	65,676

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NOVA FUND

	Shares	Value
Chubb Ltd.	403	$62,030
Crown Castle International Corp. REIT	383	60,970
CME Group, Inc. — Class A	320	58,256
Intercontinental Exchange, Inc.	501	57,760
Truist Financial Corp.	1,202	57,612
U.S. Bancorp	1,223	56,979
Equinix, Inc. REIT	79	56,420
PNC Financial Services Group, Inc.	378	56,322
Marsh & McLennan Companies, Inc.	452	52,884
Progressive Corp.	522	51,615
Aon plc — Class A	204	43,099
Capital One Financial Corp.	408	40,331
Digital Realty Trust, Inc. REIT	248	34,599
MetLife, Inc.	682	32,020
Travelers Companies, Inc.	226	31,724
Public Storage REIT	136	31,407
Bank of New York Mellon Corp.	727	30,854
T. Rowe Price Group, Inc.	202	30,581
Allstate Corp.	271	29,791
American International Group, Inc.	768	29,076
SBA Communications Corp. REIT	99	27,931
Prudential Financial, Inc.	353	27,559
Aflac, Inc.	583	25,926
Simon Property Group, Inc. REIT	292	24,902
Discover Financial Services	273	24,715
Willis Towers Watson plc	115	24,228
Welltower, Inc. REIT	372	24,039
State Street Corp.	315	22,926
First Republic Bank	155	22,774
Weyerhaeuser Co. REIT	666	22,331
Arthur J Gallagher & Co.	172	21,278
Ameriprise Financial, Inc.	105	20,405
AvalonBay Communities, Inc. REIT	125	20,054
Realty Income Corp. REIT	312	19,397
Alexandria Real Estate Equities, Inc. REIT	108	19,248
CBRE Group, Inc. — Class A*	299	18,753
Equity Residential REIT	305	18,080
SVB Financial Group*	46	17,840
Fifth Third Bancorp	635	17,507
Northern Trust Corp.	186	17,324
Synchrony Financial	484	16,800
Ventas, Inc. REIT	334	16,379
Hartford Financial Services Group, Inc.	320	15,674
M&T Bank Corp.	114	14,512
Healthpeak Properties, Inc. REIT	480	14,510
KeyCorp	871	14,293
Regions Financial Corp.	857	13,815
Essex Property Trust, Inc. REIT	58	13,770
Citizens Financial Group, Inc.	381	13,624
Nasdaq, Inc.	102	13,539
Extra Space Storage, Inc. REIT	115	13,324
Duke Realty Corp. REIT	331	13,230
Mid-America Apartment Communities, Inc. REIT	102	12,922
Boston Properties, Inc. REIT	126	11,911
Cincinnati Financial Corp.	133	11,620
Huntington Bancshares, Inc.	907	11,455
Principal Financial Group, Inc.	228	11,311
Raymond James Financial, Inc.	109	10,428
UDR, Inc. REIT	263	10,107
Loews Corp.	208	9,364
Host Hotels & Resorts, Inc. REIT	629	9,202
Cboe Global Markets, Inc.	95	8,846
Everest Re Group Ltd.	36	8,427
W R Berkley Corp.	126	8,369
Globe Life, Inc.	86	8,167
Lincoln National Corp.	162	8,150
Western Union Co.	367	8,052
Iron Mountain, Inc. REIT	257	7,576
Assurant, Inc.	53	7,220
Comerica, Inc.	124	6,927
Regency Centers Corp. REIT	141	6,428
Zions Bancorp North America	146	6,342
Franklin Resources, Inc.	243	6,072
Invesco Ltd.	336	5,856
Kimco Realty Corp. REIT	386	5,794
Vornado Realty Trust REIT	140	5,228
Federal Realty Investment Trust REIT	61	5,192
People’s United Financial, Inc.	379	4,901
Unum Group	182	4,175
SL Green Realty Corp. REIT	65	3,873
Total Financial		4,084,028

Consumer, Cyclical - 6.0%
Tesla, Inc.*	676	477,033
Home Depot, Inc.	960	254,995
Walmart, Inc.	1,236	178,169
NIKE, Inc. — Class B	1,119	158,305
Costco Wholesale Corp.	393	148,075
McDonald’s Corp.	664	142,481
Starbucks Corp.	1,047	112,008
Lowe’s Companies, Inc.	653	104,813
Target Corp.	447	78,909
TJX Companies, Inc.	1,071	73,139
General Motors Co.	1,123	46,762
Dollar General Corp.	218	45,845
Ross Stores, Inc.	317	38,931
Chipotle Mexican Grill, Inc. — Class A*	25	34,668
Aptiv plc	241	31,400
Marriott International, Inc. — Class A	236	31,133
Ford Motor Co.	3,485	30,633
Cummins, Inc.	132	29,977
O’Reilly Automotive, Inc.*	65	29,417
Yum! Brands, Inc.	269	29,203
Hilton Worldwide Holdings, Inc.	247	27,481
PACCAR, Inc.	309	26,660
Walgreens Boots Alliance, Inc.	641	25,563
Fastenal Co.	512	25,001
AutoZone, Inc.*	21	24,894
Southwest Airlines Co.	526	24,517
VF Corp.	285	24,342
Copart, Inc.*	185	23,541
Delta Air Lines, Inc.	569	22,879

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NOVA FUND

	Shares	Value
Dollar Tree, Inc.*	210	$22,688
Best Buy Company, Inc.	206	20,557
DR Horton, Inc.	296	20,400
Lennar Corp. — Class A	245	18,676
Las Vegas Sands Corp.	293	17,463
WW Grainger, Inc.	40	16,334
Tractor Supply Co.	104	14,620
Ulta Beauty, Inc.*	50	14,358
Carnival Corp.	651	14,101
Darden Restaurants, Inc.	116	13,818
CarMax, Inc.*	146	13,791
Domino’s Pizza, Inc.	35	13,421
Pool Corp.	36	13,410
Genuine Parts Co.	129	12,955
Tiffany & Co.	96	12,619
Royal Caribbean Cruises Ltd.	165	12,324
NVR, Inc.*	3	12,240
MGM Resorts International	366	11,533
United Airlines Holdings, Inc.*	260	11,245
Hasbro, Inc.	114	10,664
PulteGroup, Inc.	239	10,306
Whirlpool Corp.	56	10,108
Wynn Resorts Ltd.	87	9,816
Advance Auto Parts, Inc.	60	9,451
Live Nation Entertainment, Inc.*	127	9,332
LKQ Corp.*	250	8,810
American Airlines Group, Inc.[1]	536	8,453
BorgWarner, Inc.	218	8,423
L Brands, Inc.	208	7,736
Tapestry, Inc.	246	7,646
Mohawk Industries, Inc.*	53	7,470
Newell Brands, Inc.	337	7,155
Norwegian Cruise Line Holdings Ltd.*	280	7,120
PVH Corp.	63	5,915
Alaska Air Group, Inc.	110	5,720
Leggett & Platt, Inc.	118	5,227
Hanesbrands, Inc.	310	4,520
Ralph Lauren Corp. — Class A	43	4,461
Gap, Inc.	183	3,695
Under Armour, Inc. — Class A*	168	2,884
Under Armour, Inc. — Class C*	174	2,589
Total Consumer, Cyclical		2,744,828

Industrial - 5.1%
Honeywell International, Inc.	626	133,150
Union Pacific Corp.	601	125,140
United Parcel Service, Inc. — Class B	638	107,439
Boeing Co.	473	101,250
Raytheon Technologies Corp.	1,354	96,824
3M Co.	514	89,842
Caterpillar, Inc.	484	88,098
General Electric Co.	7,812	84,370
Lockheed Martin Corp.	220	78,096
Deere & Co.	279	75,065
CSX Corp.	682	61,892
FedEx Corp.	215	55,818
Norfolk Southern Corp.	227	53,937
Illinois Tool Works, Inc.	257	52,397
Emerson Electric Co.	533	42,837
Eaton Corporation plc	355	42,650
Northrop Grumman Corp.	138	42,051
Waste Management, Inc.	347	40,922
Roper Technologies, Inc.	94	40,522
TE Connectivity Ltd.	295	35,716
L3Harris Technologies, Inc.	187	35,347
Amphenol Corp. — Class A	267	34,916
Agilent Technologies, Inc.	273	32,348
Parker-Hannifin Corp.	115	31,327
Trane Technologies plc	214	31,064
General Dynamics Corp.	207	30,806
TransDigm Group, Inc.*	49	30,324
Johnson Controls International plc	646	30,097
Carrier Global Corp.	727	27,423
Ball Corp.	292	27,209
Rockwell Automation, Inc.	104	26,084
Stanley Black & Decker, Inc.	142	25,355
AMETEK, Inc.	205	24,793
Otis Worldwide Corp.	363	24,521
Mettler-Toledo International, Inc.*	21	23,933
Keysight Technologies, Inc.*	165	21,795
Fortive Corp.	300	21,246
Republic Services, Inc. — Class A	188	18,105
Vulcan Materials Co.	117	17,352
Kansas City Southern	83	16,943
Old Dominion Freight Line, Inc.	86	16,786
Amcor plc	1,399	16,466
Xylem, Inc.	161	16,388
Dover Corp.	129	16,286
Garmin Ltd.	133	15,915
Martin Marietta Materials, Inc.	56	15,902
Ingersoll Rand, Inc.*	331	15,080
Expeditors International of Washington, Inc.	151	14,362
PerkinElmer, Inc.	100	14,350
Waters Corp.*	55	13,608
IDEX Corp.	68	13,546
Teledyne Technologies, Inc.*	33	12,935
Masco Corp.	233	12,799
Jacobs Engineering Group, Inc.	116	12,639
Packaging Corporation of America	85	11,722
Westinghouse Air Brake Technologies Corp.	160	11,712
CH Robinson Worldwide, Inc.	121	11,358
Fortune Brands Home & Security, Inc.	124	10,629
Westrock Co.	234	10,186
J.B. Hunt Transport Services, Inc.	74	10,112
Howmet Aerospace, Inc.	348	9,932
Textron, Inc.	204	9,860
Allegion plc	82	9,543
Snap-on, Inc.	48	8,215
Pentair plc	148	7,857
A O Smith Corp.	121	6,633
Sealed Air Corp.	138	6,319
Huntington Ingalls Industries, Inc.	36	6,137

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NOVA FUND

	Shares	Value
FLIR Systems, Inc.	117	$5,128
Flowserve Corp.	116	4,275
Vontier Corp.*	120	4,008
Total Industrial		2,329,692

Utilities - 1.7%
NextEra Energy, Inc.	1,747	134,781
Duke Energy Corp.	656	60,063
Southern Co.	942	57,867
Dominion Energy, Inc.	728	54,746
American Electric Power Company, Inc.	443	36,889
Exelon Corp.	870	36,732
Sempra Energy	257	32,744
Xcel Energy, Inc.	469	31,268
Eversource Energy	306	26,472
Public Service Enterprise Group, Inc.	451	26,293
WEC Energy Group, Inc.	281	25,861
American Water Works Company, Inc.	162	24,862
Consolidated Edison, Inc.	305	22,042
Edison International	338	21,233
DTE Energy Co.	173	21,004
PPL Corp.	686	19,345
Entergy Corp.	179	17,871
Ameren Corp.	220	17,173
CMS Energy Corp.	255	15,558
FirstEnergy Corp.	484	14,815
AES Corp.	593	13,936
Alliant Energy Corp.	223	11,491
Evergy, Inc.	202	11,213
Atmos Energy Corp.	112	10,688
CenterPoint Energy, Inc.	486	10,517
NRG Energy, Inc.	218	8,186
Pinnacle West Capital Corp.	100	7,995
NiSource, Inc.	342	7,846
Total Utilities		779,491

Energy - 1.4%
Exxon Mobil Corp.	3,771	155,441
Chevron Corp.	1,717	145,001
ConocoPhillips	952	38,070
Phillips 66	390	27,277
Schlumberger N.V.	1,241	27,091
EOG Resources, Inc.	520	25,932
Marathon Petroleum Corp.	580	23,989
Kinder Morgan, Inc.	1,736	23,731
Williams Companies, Inc.	1,082	21,694
Valero Energy Corp.	364	20,591
Pioneer Natural Resources Co.	147	16,742
ONEOK, Inc.	396	15,199
Halliburton Co.	788	14,893
Occidental Petroleum Corp.	747	12,931
Hess Corp.	244	12,881
Baker Hughes Co.	609	12,698
Concho Resources, Inc.	175	10,211
Diamondback Energy, Inc.	141	6,824
Cabot Oil & Gas Corp. — Class A	355	5,779
Devon Energy Corp.	341	5,391
Apache Corp.	337	4,782
NOV, Inc.	346	4,750
Marathon Oil Corp.	704	4,696
TechnipFMC plc	377	3,544
HollyFrontier Corp.	133	3,438
Total Energy		643,576

Basic Materials - 1.3%
Linde plc	468	123,323
Air Products and Chemicals, Inc.	197	53,824
Sherwin-Williams Co.	73	53,648
Ecolab, Inc.	221	47,816
DuPont de Nemours, Inc.	654	46,506
Newmont Corp.	716	42,881
Dow, Inc.	661	36,685
Freeport-McMoRan, Inc.	1,296	33,722
PPG Industries, Inc.	211	30,430
LyondellBasell Industries N.V. — Class A	229	20,990
International Paper Co.	350	17,402
Nucor Corp.	269	14,308
Albemarle Corp.	94	13,867
Celanese Corp. — Class A	104	13,514
FMC Corp.	116	13,332
Eastman Chemical Co.	121	12,134
International Flavors & Fragrances, Inc.	95	10,340
CF Industries Holdings, Inc.	191	7,394
Mosaic Co.	308	7,087
Total Basic Materials		599,203

Total Common Stocks
(Cost $25,789,720)		28,227,836

MUTUAL FUNDS† - 25.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	635,795	6,345,237
Guggenheim Strategy Fund II2	219,553	5,480,042
Total Mutual Funds
(Cost $11,698,561)		11,825,279

	Face Amount
U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bills
0.09% due 04/01/21[3,4]	$1,000,000	999,807
0.08% due 01/28/21[4]	244,000	243,990
Total U.S. Treasury Bills
(Cost $1,243,766)		1,243,797

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 7.3%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[3]	$1,845,446	$1,845,446
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	768,833	768,833
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	711,882	711,882
Total Repurchase Agreements
(Cost $3,326,161)		3,326,161

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	50	50
Total Securities Lending Collateral
(Cost $50)		50

Total Investments - 97.7%
(Cost $42,058,258)		$44,623,123
Other Assets & Liabilities, net - 2.3%		1,069,015
Total Net Assets - 100.0%		$45,692,138

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	02/18/21	5,947	$22,338,521	$93,601
BNP Paribas	S&P 500 Index	0.69% (1 Month USD LIBOR + 0.55%)	At Maturity	02/18/21	2,520	9,463,894	73,146
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	02/17/21	2,294	8,617,593	47,515
						$40,420,008	$214,262

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,227,836	$—	$—	$28,227,836
Mutual Funds	11,825,279	—	—	11,825,279
U.S. Treasury Bills	—	1,243,797	—	1,243,797
Repurchase Agreements	—	3,326,161	—	3,326,161
Securities Lending Collateral	50	—	—	50
Equity Index Swap Agreements**	—	214,262	—	214,262
Total Assets	$40,053,165	$4,784,220	$—	$44,837,385

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$11,694,627	$2,251,964	$(8,500,000)	$(40,261)	$73,712	$5,480,042	219,553	$102,037
Guggenheim Ultra Short Duration Fund — Institutional Class	9,690,414	16,639,835	(20,100,000)	38,426	76,562	6,345,237	635,795	89,951
	$21,385,041	$18,891,799	$(28,600,000)	$(1,835)	$150,274	$11,825,279		$191,988

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $47 of securities loaned (cost $27,033,536)	$29,471,683
Investments in affiliated issuers, at value (cost $11,698,561)	11,825,279
Repurchase agreements, at value (cost $3,326,161)	3,326,161
Cash	146
Unrealized appreciation on OTC swap agreements	214,262
Receivables:
Fund shares sold	18,060,687
Dividends	27,968
Swap settlement	16,332
Securities lending income	10
Interest	6
Total assets	62,942,534

Liabilities:
Payable for:
Securities purchased	17,071,254
Fund shares redeemed	36,842
Management fees	26,248
Transfer agent and administrative fees	9,930
Investor service fees	9,229
Portfolio accounting fees	3,691
Trustees’ fees*	671
Return of securities lending collateral	50
Miscellaneous	92,481
Total liabilities	17,250,396
Commitments and contingent liabilities (Note 12)	—
Net assets	$45,692,138

Net assets consist of:
Paid in capital	$42,011,126
Total distributable earnings (loss)	3,681,012
Net assets	$45,692,138
Capital shares outstanding	315,682
Net asset value per share	$144.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$259,184
Dividends from securities of affiliated issuers	191,988
Interest	27,882
Income from securities lending, net	111
Total investment income	479,165

Expenses:
Management fees	248,978
Investor service fees	82,993
Transfer agent and administrative fees	108,559
Professional fees	62,031
Portfolio accounting fees	33,197
Trustees’ fees*	7,582
Custodian fees	6,585
Line of credit fees	458
Interest expense	11
Miscellaneous	23,903
Total expenses	574,297
Less:
Expenses waived by Adviser	(15,865)
Net expenses	558,432
Net investment loss	(79,267)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(707,722)
Investments in affiliated issuers	(1,835)
Swap agreements	2,667,349
Futures contracts	2,333,363
Net realized gain	4,291,155
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,826,864
Investments in affiliated issuers	150,274
Swap agreements	288,779
Net change in unrealized appreciation (depreciation)	2,265,917
Net realized and unrealized gain	6,557,072
Net increase in net assets resulting from operations	$6,477,805

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(79,267)	$282,333
Net realized gain on investments	4,291,155	11,022,256
Net change in unrealized appreciation (depreciation) on investments	2,265,917	(439,154)
Net increase in net assets resulting from operations	6,477,805	10,865,435

Distributions to shareholders	(3,551,997)	(297,044)

Capital share transactions:
Proceeds from sale of shares	167,327,213	152,990,650
Distributions reinvested	3,551,997	297,044
Cost of shares redeemed	(164,658,311)	(159,619,797)
Net increase (decrease) from capital share transactions	6,220,899	(6,332,103)
Net increase in net assets	9,146,707	4,236,288

Net assets:
Beginning of year	36,545,431	32,309,143
End of year	$45,692,138	$36,545,431

Capital share activity:
Shares sold	1,340,119	1,310,221
Shares issued from reinvestment of distributions	30,137	2,415
Shares redeemed	(1,323,924)	(1,384,986)
Net increase (decrease) in shares	46,332	(72,350)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$135.68	$94.55	$113.00	$89.58	$77.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	.90	.83	.22	.06
Net gain (loss) on investments (realized and unrealized)	24.12	41.55	(11.15)	27.62	12.10
Total from investment operations	23.82	42.45	(10.32)	27.84	12.16
Less distributions from:
Net investment income	(1.16)	(1.32)	(.21)	(.05)	—
Net realized gains	(13.60)	—	(7.92)	(4.37)	—
Total distributions	(14.76)	(1.32)	(8.13)	(4.42)	—
Net asset value, end of period	$144.74	$135.68	$94.55	$113.00	$89.58

Total Return[b]	20.03%	45.04%	(10.32%)	31.78%	15.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,692	$36,545	$32,309	$51,725	$38,768
Ratios to average net assets:
Net investment income (loss)	(0.24%)	0.77%	0.73%	0.22%	0.04%
Total expenses[c]	1.73%	1.72%	1.62%	1.61%	1.56%
Net expenses[d]	1.68%	1.66%	1.61%	1.61%	1.56%
Portfolio turnover rate	650%	336%	604%	412%	636%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -25.02%, while the S&P 500 Index returned 18.40% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Energy, Financials, and Real Estate.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. ExxonMobil Corp., Wells Fargo & Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	21.8%
Total	45.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(25.02%)	(15.26%)	(14.94%)
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 45.2%
Guggenheim Strategy Fund II1	13,192	$329,273
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	30,667	306,054
Total Mutual Funds
(Cost $626,860)		635,327

	Face Amount
FEDERAL AGENCY NOTES†† - 8.5%
Federal Home Loan Bank
0.10% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[2]	$120,000	120,000
Total Federal Agency Notes
(Cost $120,000)		120,000

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
0.08% due 01/28/21[3,4]	12,000	12,000
Total U.S. Treasury Bills
(Cost $11,999)		12,000

REPURCHASE AGREEMENTS††,5 - 40.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[6]	319,407	319,407
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[6]	133,068	133,068
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[6]	123,212	123,212
Total Repurchase Agreements
(Cost $575,687)		575,687

Total Investments - 95.5%
(Cost $1,334,546)		$1,343,014
Other Assets & Liabilities, net - 4.5%		64,019
Total Net Assets - 100.0%		$1,407,033

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	2	Mar 2021	$374,425	$(1,645)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	(0.39)% (1 Week USD LIBOR + 0.30%)	At Maturity	02/17/21	89	$334,778	$(1,846)
Goldman Sachs International	S&P 500 Index	(0.44)% (1 Week USD LIBOR + 0.35%)	At Maturity	02/18/21	70	263,339	(2,037)
BNP Paribas	S&P 500 Index	(0.19)% (1 Month USD LIBOR + 0.05%)	At Maturity	02/18/21	112	419,139	(3,239)
						$1,017,256	$(7,122)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$635,327	$—	$—	$635,327
Federal Agency Notes	—	120,000	—	120,000
U.S. Treasury Bills	—	12,000	—	12,000
Repurchase Agreements	—	575,687	—	575,687
Total Assets	$635,327	$707,687	$—	$1,343,014

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,645	$—	$—	$1,645
Equity Index Swap Agreements**	—	7,122	—	7,122
Total Liabilities	$1,645	$7,122	$—	$8,767

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$404,003	$8,565,569	$(8,640,000)	$(4,015)	$3,716	$329,273	13,192	$15,560
Guggenheim Ultra Short Duration Fund — Institutional Class	454,324	15,465,537	(15,617,000)	(670)	3,863	306,054	30,667	15,542
	$858,327	$24,031,106	$(24,257,000)	$(4,685)	$7,579	$635,327		$31,102

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $131,999)	$132,000
Investments in affiliated issuers, at value (cost $626,860)	635,327
Repurchase agreements, at value (cost $575,687)	575,687
Segregated cash with broker	40,061
Receivables:
Fund shares sold	49,934
Dividends	729
Interest	30
Total assets	1,433,768

Liabilities:
Unrealized depreciation on OTC swap agreements	7,122
Payable for:
Professional fees	6,491
Management fees	4,375
Variation margin on futures contracts	2,005
Transfer agent and administrative fees	1,335
Investor service fees	1,241
Securities purchased	777
Portfolio accounting fees	496
Swap settlement	307
Fund shares redeemed	73
Trustees’ fees*	64
Miscellaneous	2,449
Total liabilities	26,735
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,407,033

Net assets consist of:
Paid in capital	$17,906,083
Total distributable earnings (loss)	(16,499,050)
Net assets	$1,407,033
Capital shares outstanding	34,185
Net asset value per share	$41.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$31,102
Interest	13,594
Total investment income	44,696

Expenses:
Management fees	44,845
Investor service fees	12,457
Transfer agent and administrative fees	16,245
Professional fees	9,505
Portfolio accounting fees	4,983
Trustees’ fees*	1,027
Custodian fees	738
Interest expense	9
Miscellaneous	3,808
Total expenses	93,617
Less:
Expenses waived by Adviser	(2,565)
Net expenses	91,052
Net investment loss	(46,356)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(4,685)
Swap agreements	(1,776,617)
Futures contracts	22,557
Net realized loss	(1,758,745)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4)
Investments in affiliated issuers	7,579
Swap agreements	(7,579)
Futures contracts	(1,645)
Net change in unrealized appreciation (depreciation)	(1,649)
Net realized and unrealized loss	(1,760,394)
Net decrease in net assets resulting from operations	$(1,806,750)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(46,356)	$25,204
Net realized loss on investments	(1,758,745)	(883,052)
Net change in unrealized appreciation (depreciation) on investments	(1,649)	47,214
Net decrease in net assets resulting from operations	(1,806,750)	(810,634)

Distributions to shareholders	(25,202)	(23,392)

Capital share transactions:
Proceeds from sale of shares	332,592,117	111,588,598
Distributions reinvested	25,202	23,392
Cost of shares redeemed	(331,137,269)	(113,432,091)
Net increase (decrease) from capital share transactions	1,480,050	(1,820,101)
Net decrease in net assets	(351,902)	(2,654,127)

Net assets:
Beginning of year	1,758,935	4,413,062
End of year	$1,407,033	$1,758,935

Capital share activity:
Shares sold	6,862,087	1,815,183
Shares issued from reinvestment of distributions	524	394
Shares redeemed	(6,860,240)	(1,844,755)
Net increase (decrease) in shares	2,371	(29,178)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$55.29	$72.35	$69.60	$84.21	$95.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	.44	.41	(.11)	(.11)
Net gain (loss) on investments (realized and unrealized)	(13.31)	(16.97)	2.34	(14.50)	(11.39)
Total from investment operations	(13.79)	(16.53)	2.75	(14.61)	(11.50)
Less distributions from:
Net investment income	(.34)	(.53)	—	—	—
Total distributions	(.34)	(.53)	—	—	—
Net asset value, end of period	$41.16	$55.29	$72.35	$69.60	$84.21

Total Return[b]	(25.02%)	(22.91%)	3.95%	(17.35%)	(12.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,407	$1,759	$4,413	$2,573	$4,584
Ratios to average net assets:
Net investment income (loss)	(0.93%)	0.71%	0.61%	(0.15%)	(0.69%)
Total expenses[c]	1.88%	1.88%	1.77%	1.76%	1.71%
Net expenses[d]	1.83%	1.82%	1.76%	1.76%	1.71%
Portfolio turnover rate	1,417%	442%	540%	100%	311%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2020, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned 44.96%, while the NASDAQ-100® Index returned 48.88% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Utilities and Financials.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. Walgreens Boots Alliance, Inc., Marriott International, Inc. Class A, and United Airlines Holdings, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.8%
Apple, Inc.	8.2%
Microsoft Corp.	6.1%
Amazon.com, Inc.	6.0%
Tesla, Inc.	3.0%
Facebook, Inc. — Class A	2.4%
Alphabet, Inc. — Class C	2.1%
Alphabet, Inc. — Class A	1.9%
NVIDIA Corp.	1.8%
Top Ten Total	57.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	44.96%	22.04%	18.64%
NASDAQ-100 Index	48.88%	24.27%	20.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 67.2%

Technology - 29.7%
Apple, Inc.	70,004	$9,288,831
Microsoft Corp.	31,130	6,923,935
NVIDIA Corp.	3,879	2,025,614
Adobe, Inc.*	3,006	1,503,361
Intel Corp.	25,676	1,279,178
Broadcom, Inc.	2,535	1,109,950
QUALCOMM, Inc.	7,087	1,079,634
Texas Instruments, Inc.	5,752	944,076
Advanced Micro Devices, Inc.*	7,536	691,127
Intuit, Inc.	1,646	625,233
Micron Technology, Inc.*	6,975	524,380
Applied Materials, Inc.	5,722	493,809
Fiserv, Inc.*	4,201	478,326
Activision Blizzard, Inc.	4,843	449,673
Lam Research Corp.	902	425,987
Autodesk, Inc.*	1,374	419,537
Zoom Video Communications, Inc. — Class A*	1,220	411,530
Analog Devices, Inc.	2,315	341,995
NXP Semiconductor N.V.	1,753	278,744
Cognizant Technology Solutions Corp. — Class A	3,350	274,532
Workday, Inc. — Class A*	1,128	270,280
Electronic Arts, Inc.	1,816	260,778
DocuSign, Inc.*	1,160	257,868
KLA Corp.	968	250,625
Synopsys, Inc.*	951	246,537
Cadence Design Systems, Inc.*	1,748	238,480
ASML Holding N.V. — Class G	475	231,667
Microchip Technology, Inc.	1,631	225,257
Xilinx, Inc.	1,536	217,759
Paychex, Inc.	2,253	209,935
Marvell Technology Group Ltd.	4,199	199,620
NetEase, Inc. ADR	2,051	196,424
ANSYS, Inc.*	538	195,724
Atlassian Corporation plc — Class A*	828	193,644
Splunk, Inc.*	1,005	170,739
Skyworks Solutions, Inc.	1,041	159,148
Cerner Corp.	1,921	150,760
Maxim Integrated Products, Inc.	1,675	148,489
Check Point Software Technologies Ltd.*	878	116,695
Total Technology		33,509,881

Communications - 21.0%
Amazon.com, Inc.*	2,066	6,728,817
Facebook, Inc. — Class A*	9,899	2,704,011
Alphabet, Inc. — Class C*	1,358	2,379,053
Alphabet, Inc. — Class A*	1,238	2,169,768
Comcast Corp. — Class A	28,608	1,499,059
Netflix, Inc.*	2,768	1,496,741
Cisco Systems, Inc.	26,475	1,184,756
T-Mobile US, Inc.*	7,777	1,048,729
Charter Communications, Inc. — Class A*	1,252	828,261
Booking Holdings, Inc.*	257	572,408
MercadoLibre, Inc.*	312	522,669
JD.com, Inc. ADR*	5,460	479,934
Baidu, Inc. ADR*	1,730	374,095
Pinduoduo, Inc. ADR*	1,870	332,243
Match Group, Inc.*	1,667	252,034
eBay, Inc.	4,319	217,030
Okta, Inc.*	752	191,203
Sirius XM Holdings, Inc.[1]	26,625	169,601
VeriSign, Inc.*	715	154,726
CDW Corp.	896	118,084
Trip.com Group Ltd. ADR*	3,277	110,533
Fox Corp. — Class A	2,115	61,589
Fox Corp. — Class B	1,616	46,670
Total Communications		23,642,014

Consumer, Non-cyclical - 8.9%
PayPal Holdings, Inc.*	7,342	1,719,496
PepsiCo, Inc.	8,659	1,284,130
Amgen, Inc.	3,648	838,748
Intuitive Surgical, Inc.*	737	602,940
Mondelez International, Inc. — Class A	8,961	523,950
Automatic Data Processing, Inc.	2,687	473,450
Gilead Sciences, Inc.	7,854	457,574
Vertex Pharmaceuticals, Inc.*	1,629	384,998
Illumina, Inc.*	915	338,550
Regeneron Pharmaceuticals, Inc.*	657	317,403
Monster Beverage Corp.*	3,308	305,924
Keurig Dr Pepper, Inc.	8,818	282,176
IDEXX Laboratories, Inc.*	534	266,930
Kraft Heinz Co.	7,661	265,530
Align Technology, Inc.*	494	263,984
Moderna, Inc.*	2,479	258,981
Biogen, Inc.*	964	236,045
Cintas Corp.	656	231,870
DexCom, Inc.*	602	222,571
Alexion Pharmaceuticals, Inc.*	1,371	214,205
Verisk Analytics, Inc. — Class A	1,019	211,534
Seagen, Inc.*	1,130	197,908
Incyte Corp.*	1,372	119,337
Total Consumer, Non-cyclical		10,018,234

Consumer, Cyclical - 6.6%
Tesla, Inc.*	4,830	3,408,386
Costco Wholesale Corp.	2,765	1,041,797
Starbucks Corp.	7,354	786,731
Ross Stores, Inc.	2,231	273,989
Lululemon Athletica, Inc.*	783	272,507
Marriott International, Inc. — Class A	2,032	268,061
Peloton Interactive, Inc. — Class A*	1,601	242,904
Walgreens Boots Alliance, Inc.	5,426	216,389
O’Reilly Automotive, Inc.*	454	205,467
Copart, Inc.*	1,480	188,330
PACCAR, Inc.	2,171	187,314
Fastenal Co.	3,597	175,642
Dollar Tree, Inc.*	1,474	159,251
Total Consumer, Cyclical		7,426,768

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NASDAQ-100® FUND

	Shares	Value
Utilities - 0.6%
American Electric Power Company, Inc.	3,110	$258,970
Exelon Corp.	6,113	258,091
Xcel Energy, Inc.	3,292	219,477
Total Utilities		736,538

Industrial - 0.4%
CSX Corp.	4,792	434,874

Total Common Stocks
(Cost $45,285,512)		75,768,309

MUTUAL FUNDS† - 26.3%
Guggenheim Strategy Fund II2	653,831	16,319,628
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,341,098	13,384,160
Total Mutual Funds
(Cost $29,549,521)		29,703,788

	Face Amount
U.S. TREASURY BILLS†† - 2.1%
U.S. Treasury Bills
0.08% due 01/28/21[3,4]	$1,834,000	1,833,930
0.09% due 04/01/21[4,5]	500,000	499,903
Total U.S. Treasury Bills
(Cost $2,333,786)		2,333,833

REPURCHASE AGREEMENTS††,6 - 5.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[5]	3,553,259	3,553,259
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	1,480,326	1,480,326
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	1,370,672	1,370,672
Total Repurchase Agreements
(Cost $6,404,257)		6,404,257

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	132,676	132,676
Total Securities Lending Collateral
(Cost $132,676)		132,676

Total Investments - 101.4%
(Cost $83,705,752)		$114,342,863
Other Assets & Liabilities, net - (1.4)%		(1,556,263)
Total Net Assets - 100.0%		$112,786,600

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	87	Mar 2021	$22,392,495	$865,635

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	02/18/21	742	$9,561,658	$33,224
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	02/17/21	290	3,741,205	14,346
BNP Paribas	NASDAQ-100 Index	0.79% (1 Month USD LIBOR + 0.65%)	At Maturity	02/18/21	111	1,428,538	4,965
						$14,731,401	$52,535

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,768,309	$—	$—	$75,768,309
Mutual Funds	29,703,788	—	—	29,703,788
U.S. Treasury Bills	—	2,333,833	—	2,333,833
Repurchase Agreements	—	6,404,257	—	6,404,257
Securities Lending Collateral	132,676	—	—	132,676
Equity Futures Contracts**	865,635	—	—	865,635
Equity Index Swap Agreements**	—	52,535	—	52,535
Total Assets	$106,470,408	$8,790,625	$—	$115,261,033

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$25,485,051	$5,950,937	$(15,050,000)	$(352,875)	$286,515	$16,319,628	653,831	$350,794
Guggenheim Ultra Short Duration Fund — Institutional Class	23,136,219	9,185,602	(18,800,000)	(233,777)	96,116	13,384,160	1,341,098	235,974
	$48,621,270	$15,136,539	$(33,850,000)	$(586,652)	$382,631	$29,703,788		$586,768

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $124,680 of securities loaned (cost $47,751,974)	$78,234,818
Investments in affiliated issuers, at value (cost $29,549,521)	29,703,788
Repurchase agreements, at value (cost $6,404,257)	6,404,257
Unrealized appreciation on OTC swap agreements	52,535
Receivables:
Variation margin on futures contracts	48,285
Dividends	47,984
Fund shares sold	16,672
Swap settlement	3,780
Securities lending income	16
Interest	11
Total assets	114,512,146

Liabilities:
Payable for:
Fund shares redeemed	1,191,958
Return of securities lending collateral	132,676
Management fees	67,120
Securities purchased	32,566
Transfer agent and administrative fees	25,098
Investor service fees	23,325
Portfolio accounting fees	9,330
Trustees’ fees*	1,685
Miscellaneous	241,788
Total liabilities	1,725,546
Commitments and contingent liabilities (Note 12)	—
Net assets	$112,786,600

Net assets consist of:
Paid in capital	$74,500,814
Total distributable earnings (loss)	38,285,786
Net assets	$112,786,600
Capital shares outstanding	1,795,801
Net asset value per share	$62.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $415)	$491,500
Dividends from securities of affiliated issuers	586,768
Interest	43,108
Income from securities lending, net	111
Total investment income	1,121,487

Expenses:
Management fees	733,577
Investor service fees	244,526
Transfer agent and administrative fees	312,684
Professional fees	178,683
Portfolio accounting fees	97,809
Trustees’ fees*	18,797
Custodian fees	14,353
Interest expense	9
Miscellaneous	123,768
Total expenses	1,724,206
Less:
Expenses waived by Adviser	(39,126)
Net expenses	1,685,080
Net investment loss	(563,593)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,803,200
Investments in affiliated issuers	(586,652)
Swap agreements	4,086,139
Futures contracts	10,790,308
Net realized gain	22,092,995
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	16,721,053
Investments in affiliated issuers	382,631
Swap agreements	60,457
Futures contracts	313,602
Net change in unrealized appreciation (depreciation)	17,477,743
Net realized and unrealized gain	39,570,738
Net increase in net assets resulting from operations	$39,007,145

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(563,593)	$308,926
Net realized gain on investments	22,092,995	21,372,288
Net change in unrealized appreciation (depreciation) on investments	17,477,743	710,012
Net increase in net assets resulting from operations	39,007,145	22,391,226

Distributions to shareholders	(12,636,620)	(1,783,685)

Capital share transactions:
Proceeds from sale of shares	234,965,835	168,074,241
Distributions reinvested	12,636,620	1,783,685
Cost of shares redeemed	(247,809,589)	(164,457,984)
Net increase (decrease) from capital share transactions	(207,134)	5,399,942
Net increase in net assets	26,163,391	26,007,483

Net assets:
Beginning of year	86,623,209	60,615,726
End of year	$112,786,600	$86,623,209

Capital share activity:
Shares sold	4,565,621	3,917,054
Shares issued from reinvestment of distributions	238,202	39,646
Shares redeemed	(4,780,733)	(3,842,054)
Net increase in shares	23,090	114,646

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$48.86	$36.56	$38.70	$31.89	$34.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	.18	.04	(.11)	(.11)
Net gain (loss) on investments (realized and unrealized)	21.04	13.20	(.49)	9.73	1.92
Total from investment operations	20.73	13.38	(.45)	9.62	1.81
Less distributions from:
Net investment income	(.17)	(.05)	—	—	—
Net realized gains	(6.61)	(1.03)	(1.69)	(2.81)	(4.08)
Total distributions	(6.78)	(1.08)	(1.69)	(2.81)	(4.08)
Net asset value, end of period	$62.81	$48.86	$36.56	$38.70	$31.89

Total Return[b]	44.96%	36.86%	(1.81%)	31.12%	5.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,787	$86,623	$60,616	$76,862	$61,516
Ratios to average net assets:
Net investment income (loss)	(0.58%)	0.41%	0.11%	(0.30%)	(0.34%)
Total expenses[c]	1.76%	1.76%	1.66%	1.64%	1.60%
Net expenses[d]	1.72%	1.70%	1.66%	1.64%	1.60%
Portfolio turnover rate	142%	61%	80%	101%	284%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, with the NASDAQ-100 Index returning 48.88%, the Inverse NASDAQ-100® Strategy Fund returned -38.00%. For the one-year period ended December 31, 2020, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Utilities and Financials.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. Walgreens Boots Alliance, Inc., Marriott International, Inc. Class A, and United Airlines Holdings, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.9%
Total	53.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(38.00%)	(21.61%)	(19.89%)
NASDAQ-100 Index	48.88%	24.27%	20.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 53.9%
Guggenheim Strategy Fund II1	5,010	$125,045
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	12,518	124,929
Total Mutual Funds
(Cost $247,416)		249,974

	Face Amount
FEDERAL AGENCY NOTES†† - 17.2%
Federal Home Loan Bank
0.10% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[2]	$80,000	80,000
Total Federal Agency Notes
(Cost $80,000)		80,000

REPURCHASE AGREEMENTS††,3 - 30.0%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[4]	77,084	77,084
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[4]	32,114	32,114
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[4]	29,735	29,735
Total Repurchase Agreements
(Cost $138,933)		138,933

Total Investments - 101.1%
(Cost $466,349)		$468,907
Other Assets & Liabilities, net - (1.1)%		(5,314)
Total Net Assets - 100.0%		$463,593

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(0.34)% (1 Week USD LIBOR + 0.25%)	At Maturity	02/18/21	8	$98,470	$(339)
BNP Paribas	NASDAQ-100 Index	(0.29)% (1 Month USD LIBOR + 0.15%)	At Maturity	02/18/21	8	109,002	(377)
Barclays Bank plc	NASDAQ-100 Index	(0.44)% (1 Week USD LIBOR + 0.35%)	At Maturity	02/17/21	20	262,320	(1,005)
						$469,792	$(1,721)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$249,974	$—	$—	$249,974
Federal Agency Notes	—	80,000	—	80,000
Repurchase Agreements	—	138,933	—	138,933
Total Assets	$249,974	$218,933	$—	$468,907

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,721	$—	$1,721

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$142,166	$1,616,118	$(1,610,000)	$(24,725)	$1,486	$125,045	5,010	$6,117
Guggenheim Ultra Short Duration Fund — Institutional Class	137,548	1,949,868	(1,945,000)	(18,243)	756	124,929	12,518	4,872
	$279,714	$3,565,986	$(3,555,000)	$(42,968)	$2,242	$249,974		$10,989

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $80,000)	$80,000
Investments in affiliated issuers, at value (cost $247,416)	249,974
Repurchase agreements, at value (cost $138,933)	138,933
Receivables:
Dividends	451
Interest	20
Total assets	469,378

Liabilities:
Unrealized depreciation on OTC swap agreements	1,721
Payable for:
Professional fees	2,007
Management fees	720
Securities purchased	470
Transfer agent and administrative fees	228
Investor service fees	212
Fund shares redeemed	112
Swap settlement	97
Portfolio accounting fees	85
Trustees’ fees*	14
Miscellaneous	119
Total liabilities	5,785
Commitments and contingent liabilities (Note 12)	—
Net assets	$463,593

Net assets consist of:
Paid in capital	$8,438,895
Total distributable earnings (loss)	(7,975,302)
Net assets	$463,593
Capital shares outstanding	18,326
Net asset value per share	$25.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$10,989
Interest	3,484
Total investment income	14,473

Expenses:
Management fees	13,866
Investor service fees	3,852
Transfer agent and administrative fees	5,267
Professional fees	2,866
Portfolio accounting fees	1,541
Trustees’ fees*	425
Custodian fees	286
Miscellaneous	1,475
Total expenses	29,578
Less:
Expenses waived by Adviser	(747)
Net expenses	28,831
Net investment loss	(14,358)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(42,968)
Swap agreements	(1,028,129)
Futures contracts	88,982
Net realized loss	(982,115)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	2,242
Swap agreements	(3,889)
Net change in unrealized appreciation (depreciation)	(1,647)
Net realized and unrealized loss	(983,762)
Net decrease in net assets resulting from operations	$(998,120)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(14,358)	$12,149
Net realized loss on investments	(982,115)	(980,799)
Net change in unrealized appreciation (depreciation) on investments	(1,647)	77,618
Net decrease in net assets resulting from operations	(998,120)	(891,032)

Distributions to shareholders	(12,149)	(7,340)

Capital share transactions:
Proceeds from sale of shares	27,846,986	20,383,557
Distributions reinvested	12,149	7,340
Cost of shares redeemed	(26,977,515)	(26,715,526)
Net increase (decrease) from capital share transactions	881,620	(6,324,629)
Net decrease in net assets	(128,649)	(7,223,001)

Net assets:
Beginning of year	592,242	7,815,243
End of year	$463,593	$592,242

Capital share activity:
Shares sold	807,771	417,235
Shares issued from reinvestment of distributions	414	162
Shares redeemed	(804,229)	(538,614)
Net increase (decrease) in shares	3,956	(121,217)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$41.21	$57.64	$59.28	$78.68	$86.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	.34	.32	(.11)	(.18)
Net gain (loss) on investments (realized and unrealized)	(15.28)	(16.47)	(1.96)[f]	(19.29)	(8.08)
Total from investment operations	(15.61)	(16.13)	(1.64)	(19.40)	(8.26)
Less distributions from:
Net investment income	(.30)	(.30)	—	—	—
Total distributions	(.30)	(.30)	—	—	—
Net asset value, end of period	$25.30	$41.21	$57.64	$59.28	$78.68

Total Return[b]	(38.00%)	(28.01%)	(2.77%)	(24.66%)	(9.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$464	$592	$7,815	$772	$2,652
Ratios to average net assets:
Net investment income (loss)	(0.93%)	0.70%	0.58%	(0.17%)	(0.78%)
Total expenses[c]	1.92%	1.92%	1.83%	1.79%	1.74%
Net expenses[d]	1.87%	1.84%	1.83%	1.79%	1.74%
Portfolio turnover rate	681%	418%	136%	119%	382%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned 18.10%, while the S&P 500 Index returned 18.40% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Energy, Financials, and Real Estate.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. ExxonMobil Corp., Wells Fargo & Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.1%
Guggenheim Strategy Fund II	10.7%
Apple, Inc.	3.7%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.4%
Facebook, Inc. — Class A	1.1%
Tesla, Inc.	0.9%
Alphabet, Inc. — Class A	0.9%
Alphabet, Inc. — Class C	0.9%
Berkshire Hathaway, Inc. — Class B	0.8%
Top Ten Total	37.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	18.10%	22.91%	21.84%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 54.9%

Technology - 12.7%
Apple, Inc.	10,151	$1,346,936
Microsoft Corp.	4,802	1,068,061
NVIDIA Corp.	394	205,747
Adobe, Inc.*	305	152,537
Intel Corp.	2,603	129,682
salesforce.com, Inc.*	581	129,290
Broadcom, Inc.	257	112,527
QUALCOMM, Inc.	718	109,380
Accenture plc — Class A	402	105,006
Texas Instruments, Inc.	583	95,688
Oracle Corp.	1,205	77,951
International Business Machines Corp.	566	71,248
Advanced Micro Devices, Inc.*	763	69,975
ServiceNow, Inc.*	124	68,253
Intuit, Inc.	167	63,435
Fidelity National Information Services, Inc.	394	55,735
Micron Technology, Inc.*	708	53,227
Applied Materials, Inc.	581	50,140
Activision Blizzard, Inc.	492	45,682
Lam Research Corp.	91	42,977
Autodesk, Inc.*	140	42,748
Fiserv, Inc.*	365	41,559
Analog Devices, Inc.	235	34,717
Cognizant Technology Solutions Corp. — Class A	339	27,781
Electronic Arts, Inc.	184	26,422
KLA Corp.	98	25,373
Synopsys, Inc.*	97	25,146
Cadence Design Systems, Inc.*	177	24,148
MSCI, Inc. — Class A	53	23,666
Microchip Technology, Inc.	165	22,788
Xilinx, Inc.	156	22,116
HP, Inc.	872	21,443
ANSYS, Inc.*	55	20,009
Paychex, Inc.	203	18,916
Skyworks Solutions, Inc.	105	16,052
Cerner Corp.	195	15,304
Take-Two Interactive Software, Inc.*	73	15,169
Maxim Integrated Products, Inc.	170	15,071
Paycom Software, Inc.*	31	14,020
Zebra Technologies Corp. — Class A*	34	13,067
Fortinet, Inc.*	86	12,774
Teradyne, Inc.	105	12,588
Qorvo, Inc.*	72	11,971
Tyler Technologies, Inc.*	26	11,349
Broadridge Financial Solutions, Inc.	73	11,184
Akamai Technologies, Inc.*	103	10,814
Western Digital Corp.	194	10,746
Citrix Systems, Inc.	78	10,148
Hewlett Packard Enterprise Co.	817	9,681
NetApp, Inc.	142	9,406
Leidos Holdings, Inc.	85	8,935
Seagate Technology plc	142	8,827
Jack Henry & Associates, Inc.	48	7,775
IPG Photonics Corp.*	23	5,147
DXC Technology Co.	161	4,146
Xerox Holdings Corp.	106	2,458
Total Technology		4,666,941

Consumer, Non-cyclical - 11.5%
Johnson & Johnson	1,673	263,297
Procter & Gamble Co.	1,575	219,146
UnitedHealth Group, Inc.	603	211,460
PayPal Holdings, Inc.*	744	174,245
Coca-Cola Co.	2,457	134,742
Merck & Company, Inc.	1,607	131,453
PepsiCo, Inc.	878	130,207
Pfizer, Inc.	3,530	129,939
Abbott Laboratories	1,125	123,176
AbbVie, Inc.	1,122	120,222
Thermo Fisher Scientific, Inc.	252	117,377
Medtronic plc	855	100,155
Danaher Corp.	402	89,300
Bristol-Myers Squibb Co.	1,436	89,075
Eli Lilly & Co.	504	85,095
Amgen, Inc.	370	85,071
Philip Morris International, Inc.	989	81,879
Intuitive Surgical, Inc.*	75	61,357
CVS Health Corp.	832	56,826
Mondelez International, Inc. — Class A	908	53,091
Stryker Corp.	208	50,968
Anthem, Inc.	158	50,732
S&P Global, Inc.	153	50,296
Zoetis, Inc.	302	49,981
Altria Group, Inc.	1,181	48,421
Automatic Data Processing, Inc.	272	47,926
Cigna Corp.	229	47,673
Colgate-Palmolive Co.	545	46,603
Gilead Sciences, Inc.	796	46,375
Becton Dickinson and Co.	184	46,040
Global Payments, Inc.	190	40,930
Vertex Pharmaceuticals, Inc.*	165	38,996
Estee Lauder Companies, Inc. — Class A	144	38,331
Edwards Lifesciences Corp.*	396	36,127
Humana, Inc.	84	34,463
Illumina, Inc.*	93	34,410
Boston Scientific Corp.*	910	32,715
Regeneron Pharmaceuticals, Inc.*	67	32,369
Moody’s Corp.	103	29,895
Kimberly-Clark Corp.	216	29,123
HCA Healthcare, Inc.	168	27,629
IDEXX Laboratories, Inc.*	54	26,993
Baxter International, Inc.	324	25,998
Align Technology, Inc.*	46	24,581
Biogen, Inc.*	98	23,996
Sysco Corp.	323	23,986
Constellation Brands, Inc. — Class A	108	23,657
General Mills, Inc.	388	22,814
DexCom, Inc.*	61	22,553
Centene Corp.*	368	22,091
IQVIA Holdings, Inc.*	122	21,859

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Monster Beverage Corp.*	235	$21,733
Alexion Pharmaceuticals, Inc.*	139	21,717
Verisk Analytics, Inc. — Class A	104	21,589
IHS Markit Ltd.	237	21,290
Zimmer Biomet Holdings, Inc.	132	20,340
Cintas Corp.	56	19,794
ResMed, Inc.	92	19,556
Corteva, Inc.	474	18,353
Archer-Daniels-Midland Co.	354	17,845
McKesson Corp.	102	17,740
Clorox Co.	80	16,154
Kroger Co.	492	15,626
McCormick & Company, Inc.	158	15,105
Equifax, Inc.	77	14,849
FleetCor Technologies, Inc.*	53	14,460
Viatris, Inc.*	766	14,355
Hershey Co.	94	14,319
Kraft Heinz Co.	411	14,245
Church & Dwight Company, Inc.	158	13,782
MarketAxess Holdings, Inc.	24	13,693
West Pharmaceutical Services, Inc.	47	13,316
Laboratory Corporation of America Holdings*	62	12,620
Teleflex, Inc.	30	12,347
Tyson Foods, Inc. — Class A	187	12,050
Hologic, Inc.*	163	11,871
Cooper Companies, Inc.	32	11,626
Conagra Brands, Inc.	310	11,241
Catalent, Inc.*	105	10,927
United Rentals, Inc.*	46	10,668
Incyte Corp.*	119	10,351
Quest Diagnostics, Inc.	86	10,249
STERIS plc	54	10,235
Varian Medical Systems, Inc.*	58	10,151
Kellogg Co.	161	10,019
Cardinal Health, Inc.	186	9,962
ABIOMED, Inc.*	29	9,402
Brown-Forman Corp. — Class B	116	9,214
Gartner, Inc.*	57	9,131
AmerisourceBergen Corp. — Class A	93	9,092
Avery Dennison Corp.	54	8,376
Hormel Foods Corp.	179	8,343
J M Smucker Co.	72	8,323
Bio-Rad Laboratories, Inc. — Class A*	14	8,161
Lamb Weston Holdings, Inc.	93	7,323
Dentsply Sirona, Inc.	139	7,278
Universal Health Services, Inc. — Class B	49	6,737
Quanta Services, Inc.	88	6,338
Campbell Soup Co.	129	6,237
Henry Schein, Inc.*	91	6,084
DaVita, Inc.*	47	5,518
Rollins, Inc.	140	5,470
Molson Coors Beverage Co. — Class B	119	5,378
Nielsen Holdings plc	227	4,737
Robert Half International, Inc.	72	4,498
Perrigo Company plc	87	3,891
Total Consumer, Non-cyclical		4,209,353

Communications - 8.9%
Amazon.com, Inc.*	272	885,885
Facebook, Inc. — Class A*	1,527	417,115
Alphabet, Inc. — Class A*	191	334,754
Alphabet, Inc. — Class C*	184	322,346
Walt Disney Co.*	1,150	208,357
Verizon Communications, Inc.	2,628	154,395
Comcast Corp. — Class A	2,900	151,960
Netflix, Inc.*	280	151,404
AT&T, Inc.	4,526	130,168
Cisco Systems, Inc.	2,685	120,154
Charter Communications, Inc. — Class A*	93	61,524
Booking Holdings, Inc.*	26	57,909
T-Mobile US, Inc.*	370	49,894
Twitter, Inc.*	506	27,400
eBay, Inc.	416	20,904
Motorola Solutions, Inc.	108	18,366
Corning, Inc.	486	17,496
Etsy, Inc.*	80	14,233
VeriSign, Inc.*	64	13,850
ViacomCBS, Inc. — Class B	359	13,376
CDW Corp.	91	11,993
Expedia Group, Inc.	86	11,386
Arista Networks, Inc.*	35	10,170
Omnicom Group, Inc.	137	8,545
NortonLifeLock, Inc.	376	7,813
F5 Networks, Inc.*	39	6,862
Fox Corp. — Class A	214	6,232
Lumen Technologies, Inc.	627	6,113
Interpublic Group of Companies, Inc.	248	5,833
DISH Network Corp. — Class A*	158	5,110
Discovery, Inc. — Class C*	187	4,898
Juniper Networks, Inc.	209	4,705
News Corp. — Class A	248	4,457
Discovery, Inc. — Class A*,1	102	3,069
Fox Corp. — Class B	98	2,830
News Corp. — Class B	78	1,386
Total Communications		3,272,892

Financial - 8.0%
Berkshire Hathaway, Inc. — Class B*	1,236	286,591
JPMorgan Chase & Co.	1,937	246,135
Visa, Inc. — Class A	1,076	235,353
Mastercard, Inc. — Class A	559	199,529
Bank of America Corp.	4,835	146,549
Citigroup, Inc.	1,323	81,576
Wells Fargo & Co.	2,626	79,253
BlackRock, Inc. — Class A	90	64,939
American Tower Corp. — Class A REIT	282	63,298
Morgan Stanley	907	62,157
Goldman Sachs Group, Inc.	219	57,752
Charles Schwab Corp.	947	50,229
American Express Co.	414	50,057
Prologis, Inc. REIT	470	46,840

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Chubb Ltd.	287	$44,175
Crown Castle International Corp. REIT	274	43,618
CME Group, Inc. — Class A	228	41,507
Equinix, Inc. REIT	58	41,422
Intercontinental Exchange, Inc.	356	41,043
Truist Financial Corp.	856	41,028
U.S. Bancorp	870	40,533
PNC Financial Services Group, Inc.	269	40,081
Marsh & McLennan Companies, Inc.	323	37,791
Progressive Corp.	372	36,783
Aon plc — Class A	145	30,634
Capital One Financial Corp.	290	28,667
Digital Realty Trust, Inc. REIT	178	24,833
MetLife, Inc.	486	22,818
Travelers Companies, Inc.	161	22,600
Public Storage REIT	97	22,400
Bank of New York Mellon Corp.	518	21,984
T. Rowe Price Group, Inc.	144	21,800
Allstate Corp.	194	21,326
American International Group, Inc.	548	20,747
SBA Communications Corp. REIT	71	20,031
Prudential Financial, Inc.	251	19,596
Aflac, Inc.	415	18,455
Discover Financial Services	196	17,744
Simon Property Group, Inc. REIT	208	17,738
Willis Towers Watson plc	82	17,276
Welltower, Inc. REIT	266	17,189
State Street Corp.	224	16,303
First Republic Bank	110	16,162
Weyerhaeuser Co. REIT	474	15,893
Arthur J Gallagher & Co.	122	15,093
Ameriprise Financial, Inc.	75	14,575
AvalonBay Communities, Inc. REIT	89	14,278
Alexandria Real Estate Equities, Inc. REIT	79	14,079
Realty Income Corp. REIT	223	13,864
CBRE Group, Inc. — Class A*	213	13,359
Equity Residential REIT	217	12,864
SVB Financial Group*	33	12,798
Fifth Third Bancorp	452	12,462
Northern Trust Corp.	132	12,294
Synchrony Financial	345	11,975
Ventas, Inc. REIT	238	11,672
Hartford Financial Services Group, Inc.	227	11,119
M&T Bank Corp.	82	10,439
Healthpeak Properties, Inc. REIT	342	10,339
KeyCorp	620	10,174
Regions Financial Corp.	610	9,833
Essex Property Trust, Inc. REIT	41	9,734
Citizens Financial Group, Inc.	271	9,691
Nasdaq, Inc.	73	9,690
Extra Space Storage, Inc. REIT	82	9,501
Duke Realty Corp. REIT	236	9,433
Mid-America Apartment Communities, Inc. REIT	73	9,248
Boston Properties, Inc. REIT	90	8,508
Cincinnati Financial Corp.	95	8,300
Huntington Bancshares, Inc.	646	8,159
Principal Financial Group, Inc.	162	8,037
Raymond James Financial, Inc.	77	7,367
UDR, Inc. REIT	187	7,186
Loews Corp.	148	6,663
Host Hotels & Resorts, Inc. REIT	448	6,554
Cboe Global Markets, Inc.	69	6,425
W R Berkley Corp.	89	5,911
Globe Life, Inc.	62	5,888
Everest Re Group Ltd.	25	5,852
Lincoln National Corp.	115	5,786
Western Union Co.	261	5,726
Iron Mountain, Inc. REIT	183	5,395
Assurant, Inc.	38	5,176
Comerica, Inc.	89	4,972
Regency Centers Corp. REIT	100	4,559
Zions Bancorp North America	104	4,518
Franklin Resources, Inc.	173	4,323
Invesco Ltd.	239	4,166
Kimco Realty Corp. REIT	275	4,128
Federal Realty Investment Trust REIT	44	3,745
Vornado Realty Trust REIT	100	3,734
People’s United Financial, Inc.	270	3,491
Unum Group	129	2,959
SL Green Realty Corp. REIT	46	2,741
Total Financial		2,911,218

Consumer, Cyclical - 5.3%
Tesla, Inc.*	481	339,427
Home Depot, Inc.	684	181,684
Walmart, Inc.	881	126,996
NIKE, Inc. — Class B	797	112,752
Costco Wholesale Corp.	280	105,498
McDonald’s Corp.	474	101,711
Starbucks Corp.	745	79,700
Lowe’s Companies, Inc.	465	74,637
Target Corp.	318	56,137
TJX Companies, Inc.	763	52,105
General Motors Co.	800	33,312
Dollar General Corp.	156	32,807
Ross Stores, Inc.	226	27,755
Chipotle Mexican Grill, Inc. — Class A*	18	24,961
Marriott International, Inc. — Class A	169	22,295
Aptiv plc	171	22,280
Ford Motor Co.	2,482	21,817
Cummins, Inc.	94	21,347
O’Reilly Automotive, Inc.*	46	20,818
Yum! Brands, Inc.	191	20,735
Hilton Worldwide Holdings, Inc.	176	19,582
PACCAR, Inc.	220	18,982
Walgreens Boots Alliance, Inc.	456	18,185
AutoZone, Inc.*	15	17,782
Fastenal Co.	364	17,774
Southwest Airlines Co.	375	17,479
VF Corp.	203	17,338
Copart, Inc.*	132	16,797
Delta Air Lines, Inc.	406	16,325

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Dollar Tree, Inc.*	149	$16,098
Best Buy Company, Inc.	146	14,569
DR Horton, Inc.	211	14,542
Lennar Corp. — Class A	175	13,340
Las Vegas Sands Corp.	209	12,456
WW Grainger, Inc.	29	11,842
Tractor Supply Co.	74	10,403
Ulta Beauty, Inc.*	36	10,338
Carnival Corp.	472	10,224
Darden Restaurants, Inc.	83	9,887
CarMax, Inc.*	104	9,824
Domino’s Pizza, Inc.	25	9,586
Pool Corp.	25	9,312
Genuine Parts Co.	92	9,240
Tiffany & Co.	69	9,070
Royal Caribbean Cruises Ltd.	118	8,813
MGM Resorts International	261	8,224
NVR, Inc.*	2	8,160
United Airlines Holdings, Inc.*	186	8,044
Hasbro, Inc.	81	7,577
PulteGroup, Inc.	170	7,330
Whirlpool Corp.	40	7,220
Wynn Resorts Ltd.	62	6,995
Advance Auto Parts, Inc.	43	6,773
Live Nation Entertainment, Inc.*	91	6,687
LKQ Corp.*	178	6,273
American Airlines Group, Inc.[1]	388	6,119
BorgWarner, Inc.	155	5,989
L Brands, Inc.	148	5,504
Tapestry, Inc.	176	5,470
Mohawk Industries, Inc.*	38	5,356
Newell Brands, Inc.	240	5,095
Norwegian Cruise Line Holdings Ltd.*,1	200	5,086
PVH Corp.	45	4,225
Alaska Air Group, Inc.	79	4,108
Leggett & Platt, Inc.	84	3,721
Hanesbrands, Inc.	221	3,222
Ralph Lauren Corp. — Class A	31	3,216
Gap, Inc.	131	2,645
Under Armour, Inc. — Class A*	120	2,061
Under Armour, Inc. — Class C*	124	1,845
Total Consumer, Cyclical		1,955,507

Industrial - 4.5%
Honeywell International, Inc.	445	94,652
Union Pacific Corp.	428	89,118
United Parcel Service, Inc. — Class B	454	76,454
Boeing Co.	338	72,352
Raytheon Technologies Corp.	965	69,007
3M Co.	366	63,973
Caterpillar, Inc.	345	62,797
General Electric Co.	5,564	60,091
Lockheed Martin Corp.	156	55,377
Deere & Co.	199	53,541
CSX Corp.	485	44,014
FedEx Corp.	154	39,981
Norfolk Southern Corp.	161	38,255
Illinois Tool Works, Inc.	183	37,310
Emerson Electric Co.	380	30,541
Eaton Corporation plc	253	30,395
Northrop Grumman Corp.	98	29,863
Waste Management, Inc.	247	29,129
Roper Technologies, Inc.	67	28,883
TE Connectivity Ltd.	210	25,425
L3Harris Technologies, Inc.	133	25,140
Amphenol Corp. — Class A	190	24,846
Agilent Technologies, Inc.	194	22,987
Parker-Hannifin Corp.	82	22,338
Trane Technologies plc	152	22,064
General Dynamics Corp.	148	22,025
TransDigm Group, Inc.*	35	21,660
Johnson Controls International plc	460	21,432
Carrier Global Corp.	518	19,539
Ball Corp.	208	19,381
Rockwell Automation, Inc.	74	18,560
Mettler-Toledo International, Inc.*	16	18,235
Stanley Black & Decker, Inc.	102	18,213
AMETEK, Inc.	146	17,657
Otis Worldwide Corp.	258	17,428
Keysight Technologies, Inc.*	119	15,719
Fortive Corp.	214	15,155
Republic Services, Inc. — Class A	134	12,904
Vulcan Materials Co.	84	12,458
Kansas City Southern	60	12,248
Old Dominion Freight Line, Inc.	61	11,906
Amcor plc	997	11,735
Xylem, Inc.	114	11,604
Dover Corp.	91	11,489
Garmin Ltd.	95	11,368
Martin Marietta Materials, Inc.	40	11,359
Ingersoll Rand, Inc.*	236	10,752
PerkinElmer, Inc.	71	10,189
Expeditors International of Washington, Inc.	107	10,177
Waters Corp.*	39	9,649
IDEX Corp.	48	9,562
Teledyne Technologies, Inc.*	24	9,408
Masco Corp.	166	9,118
Jacobs Engineering Group, Inc.	82	8,935
Westinghouse Air Brake Technologies Corp.	114	8,345
Packaging Corporation of America	60	8,275
CH Robinson Worldwide, Inc.	86	8,073
Fortune Brands Home & Security, Inc.	88	7,543
Westrock Co.	167	7,269
J.B. Hunt Transport Services, Inc.	53	7,242
Howmet Aerospace, Inc.	249	7,106
Textron, Inc.	145	7,008
Allegion plc	59	6,866
Snap-on, Inc.	34	5,819
Pentair plc	106	5,627
A O Smith Corp.	86	4,715
Sealed Air Corp.	99	4,533
Huntington Ingalls Industries, Inc.	26	4,432

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
FLIR Systems, Inc.	84	$3,682
Flowserve Corp.	83	3,058
Vontier Corp.*	86	2,872
Total Industrial		1,660,863

Utilities - 1.5%
NextEra Energy, Inc.	1,244	95,975
Duke Energy Corp.	468	42,850
Southern Co.	670	41,158
Dominion Energy, Inc.	518	38,954
American Electric Power Company, Inc.	315	26,230
Exelon Corp.	619	26,134
Sempra Energy	183	23,316
Xcel Energy, Inc.	335	22,335
Eversource Energy	218	18,859
Public Service Enterprise Group, Inc.	321	18,714
WEC Energy Group, Inc.	200	18,406
American Water Works Company, Inc.	115	17,649
Consolidated Edison, Inc.	217	15,683
Edison International	240	15,077
DTE Energy Co.	123	14,933
PPL Corp.	488	13,762
Entergy Corp.	127	12,680
Ameren Corp.	157	12,255
CMS Energy Corp.	182	11,104
FirstEnergy Corp.	344	10,530
AES Corp.	423	9,941
Alliant Energy Corp.	159	8,193
Evergy, Inc.	144	7,993
Atmos Energy Corp.	80	7,635
CenterPoint Energy, Inc.	346	7,487
NRG Energy, Inc.	155	5,820
Pinnacle West Capital Corp.	71	5,676
NiSource, Inc.	244	5,597
Total Utilities		554,946

Energy - 1.3%
Exxon Mobil Corp.	2,685	110,676
Chevron Corp.	1,223	103,282
ConocoPhillips	678	27,113
Phillips 66	277	19,373
Schlumberger N.V.	884	19,298
EOG Resources, Inc.	370	18,452
Marathon Petroleum Corp.	413	17,082
Kinder Morgan, Inc.	1,237	16,910
Williams Companies, Inc.	771	15,459
Valero Energy Corp.	259	14,651
Pioneer Natural Resources Co.	104	11,844
ONEOK, Inc.	283	10,861
Halliburton Co.	561	10,603
Occidental Petroleum Corp.	532	9,209
Hess Corp.	173	9,133
Baker Hughes Co.	435	9,070
Concho Resources, Inc.	125	7,294
Diamondback Energy, Inc.	100	4,840
Cabot Oil & Gas Corp. — Class A	253	4,119
Devon Energy Corp.	243	3,842
Apache Corp.	240	3,405
NOV, Inc.	247	3,391
Marathon Oil Corp.	501	3,342
TechnipFMC plc	268	2,519
HollyFrontier Corp.	95	2,456
Total Energy		458,224

Basic Materials - 1.2%
Linde plc	334	88,012
Air Products and Chemicals, Inc.	140	38,251
Sherwin-Williams Co.	52	38,215
Ecolab, Inc.	158	34,185
DuPont de Nemours, Inc.[1]	466	33,137
Newmont Corp.	511	30,604
Dow, Inc.	471	26,141
Freeport-McMoRan, Inc.	923	24,016
PPG Industries, Inc.	150	21,633
LyondellBasell Industries N.V. — Class A	163	14,941
International Paper Co.	250	12,430
Nucor Corp.	192	10,213
Albemarle Corp.	68	10,031
Celanese Corp. — Class A	74	9,616
FMC Corp.	82	9,424
Eastman Chemical Co.	86	8,624
International Flavors & Fragrances, Inc.[1]	68	7,401
CF Industries Holdings, Inc.	136	5,265
Mosaic Co.	220	5,062
Total Basic Materials		427,201

Total Common Stocks
(Cost $18,653,310)		20,117,145

MUTUAL FUNDS† - 23.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	481,782	4,808,189
Guggenheim Strategy Fund II2	157,669	3,935,408
Total Mutual Funds
(Cost $8,577,495)		8,743,597

	Face Amount
U.S. TREASURY BILLS†† - 6.0%
U.S. Treasury Bills
0.09% due 04/01/21[3,4]	$2,000,000	1,999,613
0.08% due 01/28/21[4]	200,000	199,992
Total U.S. Treasury Bills
(Cost $2,199,548)		2,199,605

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 17.4%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[3]	$3,546,363	$3,546,363
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	1,477,453	1,477,453
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	1,368,012	1,368,012
Total Repurchase Agreements
(Cost $6,391,828)		6,391,828

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	25,113	25,113
Total Securities Lending Collateral
(Cost $25,113)		25,113

Total Investments - 102.2%
(Cost $35,847,294)		$37,477,288
Other Assets & Liabilities, net - (2.2)%		(789,462)
Total Net Assets - 100.0%		$36,687,826

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	02/18/21	7,127	$26,767,748	$199,344
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	02/17/21	6,663	25,025,359	148,658
BNP Paribas	S&P 500 Index	0.69% (1 Month USD LIBOR + 0.55%)	At Maturity	02/18/21	394	1,480,560	11,442
						$53,273,667	$359,444

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,117,145	$—	$—	$20,117,145
Mutual Funds	8,743,597	—	—	8,743,597
U.S. Treasury Bills	—	2,199,605	—	2,199,605
Repurchase Agreements	—	6,391,828	—	6,391,828
Securities Lending Collateral	25,113	—	—	25,113
Equity Index Swap Agreements**	—	359,444	—	359,444
Total Assets	$28,885,855	$8,950,877	$—	$37,836,732

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,211,039	$6,467,915	$(15,800,000)	$(74,571)	$131,025	$3,935,408	157,669	$78,223
Guggenheim Ultra Short Duration Fund — Institutional Class	15,212,806	16,578,014	(27,050,000)	(9,836)	77,205	4,808,189	481,782	83,471
	$28,423,845	$23,045,929	$(42,850,000)	$(84,407)	$208,230	$8,743,597		$161,694

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $24,514 of securities loaned (cost $20,877,971)	$22,341,863
Investments in affiliated issuers, at value (cost $8,577,495)	8,743,597
Repurchase agreements, at value (cost $6,391,828)	6,391,828
Cash	223
Segregated cash with broker	1,020,000
Unrealized appreciation on OTC swap agreements	359,444
Receivables:
Securities sold	10,016,540
Swap settlement	89,022
Fund shares sold	33,326
Dividends	26,625
Interest	11
Securities lending income	5
Total assets	49,022,484

Liabilities:
Payable for:
Fund shares redeemed	12,150,179
Management fees	31,106
Return of securities lending collateral	25,113
Securities purchased	10,101
Transfer agent and administrative fees	9,684
Investor service fees	9,000
Portfolio accounting fees	3,600
Trustees’ fees*	694
Miscellaneous	95,181
Total liabilities	12,334,658
Commitments and contingent liabilities (Note 12)	—
Net assets	$36,687,826

Net assets consist of:
Paid in capital	$41,292,254
Total distributable earnings (loss)	(4,604,428)
Net assets	$36,687,826
Capital shares outstanding	116,309
Net asset value per share	$315.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$225,505
Dividends from securities of affiliated issuers	161,694
Interest	40,574
Income from securities lending, net	103
Total investment income	427,876

Expenses:
Management fees	277,899
Investor service fees	77,194
Transfer agent and administrative fees	102,730
Professional fees	58,536
Portfolio accounting fees	30,877
Trustees’ fees*	7,937
Custodian fees	5,287
Line of credit fees	218
Interest expense	34
Miscellaneous	17,495
Total expenses	578,207
Less:
Expenses waived by Adviser	(13,961)
Net expenses	564,246
Net investment loss	(136,370)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,999,928)
Investments in affiliated issuers	(84,407)
Swap agreements	513,865
Futures contracts	(2,463,842)
Net realized loss	(6,034,312)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	880,319
Investments in affiliated issuers	208,230
Swap agreements	467,025
Futures contracts	(436,792)
Net change in unrealized appreciation (depreciation)	1,118,782
Net realized and unrealized loss	(4,915,530)
Net decrease in net assets resulting from operations	$(5,051,900)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(136,370)	$253,532
Net realized gain (loss) on investments	(6,034,312)	18,903,348
Net change in unrealized appreciation (depreciation) on investments	1,118,782	254,229
Net increase (decrease) in net assets resulting from operations	(5,051,900)	19,411,109

Distributions to shareholders	(6,283,511)	—

Capital share transactions:
Proceeds from sale of shares	666,124,278	197,656,279
Distributions reinvested	6,283,511	—
Cost of shares redeemed	(678,580,309)	(194,048,996)
Net increase (decrease) from capital share transactions	(6,172,520)	3,607,283
Net increase (decrease) in net assets	(17,507,931)	23,018,392

Net assets:
Beginning of year	54,195,757	31,177,365
End of year	$36,687,826	$54,195,757

Capital share activity:
Shares sold	2,451,470	764,748
Shares issued from reinvestment of distributions	25,952	—
Shares redeemed	(2,534,148)	(753,476)
Net increase (decrease) in shares	(56,726)	11,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$313.21	$192.73	$244.38	$176.52	$165.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.21)	1.59	1.48	.13	(.53)
Net gain (loss) on investments (realized and unrealized)	45.29 [e]	118.89	(35.10)	75.18	32.62
Total from investment operations	44.08	120.48	(33.62)	75.31	32.09
Less distributions from:
Net investment income	(1.68)	—	(.14)	—	—
Net realized gains	(40.18)	—	(17.89)	(7.45)	(20.79)
Total distributions	(41.86)	—	(18.03)	(7.45)	(20.79)
Net asset value, end of period	$315.43	$313.21	$192.73	$244.38	$176.52

Total Return[b]	18.10%	62.51%	(15.41%)	43.49%	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,688	$54,196	$31,177	$36,513	$24,895
Ratios to average net assets:
Net investment income (loss)	(0.44%)	0.62%	0.60%	0.06%	(0.32%)
Total expenses[c]	1.87%	1.87%	1.77%	1.76%	1.71%
Net expenses[d]	1.83%	1.80%	1.77%	1.76%	1.71%
Portfolio turnover rate	2,610%	248%	424%	282%	578%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, with the NASDAQ-100 Index returning 48.88%, the NASDAQ-100® 2x Strategy Fund returned 86.87%. For the one-year period ending December 31, 2020, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Communications Services. The sectors detracting the most from return of the underlying index for the period were Utilities and Financials.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2020. Walgreens Boots Alliance, Inc., Marriott International, Inc. - Class A, and United Airlines Holdings, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.3%
Apple, Inc.	7.0%
Microsoft Corp.	5.2%
Amazon.com, Inc.	5.1%
Tesla, Inc.	2.6%
Facebook, Inc. — Class A	2.0%
Alphabet, Inc. — Class C	1.8%
Alphabet, Inc. — Class A	1.6%
NVIDIA Corp.	1.5%
Top Ten Total	50.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	86.87%	41.55%	35.82%
NASDAQ-100 Index	48.88%	24.27%	20.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 56.9%

Technology - 25.2%
Apple, Inc.	68,884	$9,140,218
Microsoft Corp.	30,631	6,812,947
NVIDIA Corp.	3,816	1,992,715
Adobe, Inc.*	2,958	1,479,355
Intel Corp.	25,266	1,258,752
Broadcom, Inc.	2,494	1,091,998
QUALCOMM, Inc.	6,974	1,062,419
Texas Instruments, Inc.	5,659	928,812
Advanced Micro Devices, Inc.*	7,415	680,030
Intuit, Inc.	1,620	615,357
Micron Technology, Inc.*	6,864	516,036
Applied Materials, Inc.	5,632	486,042
Fiserv, Inc.*	4,133	470,583
Activision Blizzard, Inc.	4,765	442,430
Lam Research Corp.	888	419,376
Autodesk, Inc.*	1,352	412,820
Zoom Video Communications, Inc. — Class A*	1,201	405,121
Analog Devices, Inc.	2,278	336,529
NXP Semiconductor N.V.	1,725	274,292
Cognizant Technology Solutions Corp. — Class A	3,296	270,107
Workday, Inc. — Class A*	1,110	265,967
Electronic Arts, Inc.	1,787	256,613
DocuSign, Inc.*	1,142	253,867
KLA Corp.	953	246,741
Synopsys, Inc.*	936	242,649
Cadence Design Systems, Inc.*	1,720	234,660
ASML Holding N.V. — Class G	467	227,765
Microchip Technology, Inc.	1,606	221,805
Xilinx, Inc.	1,511	214,214
Paychex, Inc.	2,216	206,487
Marvell Technology Group Ltd.	4,132	196,435
NetEase, Inc. ADR	2,018	193,264
ANSYS, Inc.*	529	192,450
Atlassian Corporation plc — Class A*	815	190,604
Splunk, Inc.*	989	168,021
Skyworks Solutions, Inc.	1,024	156,549
Cerner Corp.	1,890	148,327
Maxim Integrated Products, Inc.	1,648	146,095
Check Point Software Technologies Ltd.*	864	114,835
Total Technology		32,973,287

Communications - 17.8%
Amazon.com, Inc.*	2,034	6,624,596
Facebook, Inc. — Class A*	9,740	2,660,578
Alphabet, Inc. — Class C*	1,336	2,340,512
Alphabet, Inc. — Class A*	1,219	2,136,468
Comcast Corp. — Class A	28,150	1,475,060
Netflix, Inc.*	2,724	1,472,948
Cisco Systems, Inc.	26,051	1,165,782
T-Mobile US, Inc.*	7,654	1,032,142
Charter Communications, Inc. — Class A*	1,233	815,691
Booking Holdings, Inc.*	253	563,499
MercadoLibre, Inc.*	307	514,293
JD.com, Inc. ADR*	5,373	472,287
Baidu, Inc. ADR*	1,703	368,257
Pinduoduo, Inc. ADR*	1,840	326,913
Match Group, Inc.*	1,640	247,952
eBay, Inc.	4,250	213,562
Okta, Inc.*	740	188,152
Sirius XM Holdings, Inc.[1]	26,201	166,900
VeriSign, Inc.*	704	152,346
CDW Corp.	882	116,239
Trip.com Group Ltd. ADR*	3,225	108,779
Fox Corp. — Class A	2,081	60,599
Fox Corp. — Class B	1,590	45,919
Total Communications		23,269,474

Consumer, Non-cyclical - 7.5%
PayPal Holdings, Inc.*	7,224	1,691,861
PepsiCo, Inc.	8,520	1,263,516
Amgen, Inc.	3,589	825,183
Intuitive Surgical, Inc.*	725	593,122
Mondelez International, Inc. — Class A	8,817	515,530
Automatic Data Processing, Inc.	2,644	465,873
Gilead Sciences, Inc.	7,729	450,291
Vertex Pharmaceuticals, Inc.*	1,604	379,089
Illumina, Inc.*	900	333,000
Regeneron Pharmaceuticals, Inc.*	647	312,572
Monster Beverage Corp.*	3,255	301,022
Keurig Dr Pepper, Inc.	8,676	277,632
IDEXX Laboratories, Inc.*	526	262,932
Kraft Heinz Co.	7,538	261,267
Align Technology, Inc.*	486	259,709
Moderna, Inc.*	2,440	254,907
Biogen, Inc.*	949	232,372
Cintas Corp.	645	227,982
DexCom, Inc.*	592	218,874
Alexion Pharmaceuticals, Inc.*	1,349	210,768
Verisk Analytics, Inc. — Class A	1,002	208,005
Seagen, Inc.*	1,112	194,756
Incyte Corp.*	1,351	117,510
Total Consumer, Non-cyclical		9,857,773

Consumer, Cyclical - 5.6%
Tesla, Inc.*	4,753	3,354,049
Costco Wholesale Corp.	2,721	1,025,219
Starbucks Corp.	7,237	774,214
Ross Stores, Inc.	2,195	269,568
Lululemon Athletica, Inc.*	770	267,983
Marriott International, Inc. — Class A	2,000	263,840
Peloton Interactive, Inc. — Class A*	1,576	239,111
Walgreens Boots Alliance, Inc.	5,339	212,919
O’Reilly Automotive, Inc.*	447	202,299
Copart, Inc.*	1,456	185,276
PACCAR, Inc.	2,136	184,294
Fastenal Co.	3,539	172,809
Dollar Tree, Inc.*	1,450	156,658
Total Consumer, Cyclical		7,308,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.5%
American Electric Power Company, Inc.	3,062	$254,973
Exelon Corp.	6,015	253,953
Xcel Energy, Inc.	3,240	216,011
Total Utilities		724,937

Industrial - 0.3%
CSX Corp.	4,715	427,886

Total Common Stocks
(Cost $58,641,827)		74,561,596

MUTUAL FUNDS† - 23.5%
Guggenheim Strategy Fund II2	794,779	19,837,695
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,093,499	10,913,117
Total Mutual Funds
(Cost $30,376,566)		30,750,812

	Face Amount
U.S. TREASURY BILLS†† - 10.3%
U.S. Treasury Bills
0.09% due 04/01/21[3,4]	$10,500,000	10,497,970
0.08% due 01/28/21[4,5]	2,558,000	2,557,902
0.07% due 04/01/21[3,4]	500,000	499,903
Total U.S. Treasury Bills
(Cost $13,555,435)		13,555,775

REPURCHASE AGREEMENTS††,6 - 9.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[3]	6,926,473	6,926,473
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	2,885,643	2,885,643
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	2,671,892	2,671,892
Total Repurchase Agreements
(Cost $12,484,008)		12,484,008

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	108,111	108,111
Total Securities Lending Collateral
(Cost $108,111)		108,111

Total Investments - 100.3%
(Cost $115,165,947)		$131,460,302
Other Assets & Liabilities, net - (0.3)%		(411,230)
Total Net Assets - 100.0%		$131,049,072

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	43	Mar 2021	$11,067,555	$211,662

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	02/17/21	7,700	$99,243,924	$380,543
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	02/18/21	5,601	72,192,631	250,882
BNP Paribas	NASDAQ-100 Index	0.79% (1 Month USD LIBOR + 0.65%)	At Maturity	02/18/21	381	4,916,578	17,085
						$176,353,133	$648,510

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$74,561,596	$—	$—	$74,561,596
Mutual Funds	30,750,812	—	—	30,750,812
U.S. Treasury Bills	—	13,555,775	—	13,555,775
Repurchase Agreements	—	12,484,008	—	12,484,008
Securities Lending Collateral	108,111	—	—	108,111
Equity Futures Contracts**	211,662	—	—	211,662
Equity Index Swap Agreements**	—	648,510	—	648,510
Total Assets	$105,632,181	$26,688,293	$—	$132,320,474

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$28,096,247	$15,837,388	$(24,300,000)	$(194,613)	$398,673	$19,837,695	794,779	$336,824
Guggenheim Ultra Short Duration Fund — Institutional Class	29,240,701	16,860,377	(35,300,000)	(70,610)	182,649	10,913,117	1,093,499	231,166
	$57,336,948	$32,697,765	$(59,600,000)	$(265,223)	$581,322	$30,750,812		$567,990

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $101,595 of securities loaned (cost $72,305,373)	$88,225,482
Investments in affiliated issuers, at value (cost $30,376,566)	30,750,812
Repurchase agreements, at value (cost $12,484,008)	12,484,008
Unrealized appreciation on OTC swap agreements	648,510
Receivables:
Dividends	50,744
Variation margin on futures contracts	23,865
Swap settlement	4,509
Interest	21
Securities lending income	12
Total assets	132,187,963

Liabilities:
Payable for:
Fund shares redeemed	564,582
Professional fees	130,661
Return of securities lending collateral	108,111
Management fees	94,259
Securities purchased	37,406
Transfer agent and administrative fees	29,052
Investor service fees	27,000
Portfolio accounting fees	10,800
Trustees’ fees*	1,850
Miscellaneous	135,170
Total liabilities	1,138,891
Commitments and contingent liabilities (Note 12)	—
Net assets	$131,049,072

Net assets consist of:
Paid in capital	$103,053,663
Total distributable earnings (loss)	27,995,409
Net assets	$131,049,072
Capital shares outstanding	925,904
Net asset value per share	$141.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $320)	$368,901
Dividends from securities of affiliated issuers	567,990
Interest	104,831
Income from securities lending, net	66
Total investment income	1,041,788

Expenses:
Management fees	902,685
Investor service fees	250,745
Transfer agent and administrative fees	320,577
Professional fees	184,444
Portfolio accounting fees	100,297
Trustees’ fees*	19,811
Custodian fees	14,690
Line of credit fees	1,974
Prime broker interest expense	129
Miscellaneous	122,062
Total expenses	1,917,414
Less:
Expenses waived by Adviser	(38,278)
Net expenses	1,879,136
Net investment loss	(837,348)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(365,957)
Investments in affiliated issuers	(265,223)
Swap agreements	46,380,791
Futures contracts	6,512,137
Net realized gain	52,261,748
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15,359,245
Investments in affiliated issuers	581,322
Swap agreements	603,250
Futures contracts	(136,461)
Net change in unrealized appreciation (depreciation)	16,407,356
Net realized and unrealized gain	68,669,104
Net increase in net assets resulting from operations	$67,831,756

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(837,348)	$257,861
Net realized gain on investments	52,261,748	44,758,793
Net change in unrealized appreciation (depreciation) on investments	16,407,356	221,731
Net increase in net assets resulting from operations	67,831,756	45,238,385

Distributions to shareholders	(18,829,665)	(152,254)

Capital share transactions:
Proceeds from sale of shares	720,453,470	435,924,619
Distributions reinvested	18,829,665	152,254
Cost of shares redeemed	(757,046,894)	(440,031,905)
Net decrease from capital share transactions	(17,763,759)	(3,955,032)
Net increase in net assets	31,238,332	41,131,099

Net assets:
Beginning of year	99,810,740	58,679,641
End of year	$131,049,072	$99,810,740

Capital share activity:
Shares sold	7,323,669	6,163,093
Shares issued from reinvestment of distributions	181,473	1,940
Shares redeemed	(7,672,011)	(6,230,204)
Net decrease in shares	(166,869)	(65,171)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$91.34	$50.68	$64.95	$38.79	$38.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.88)	.22	.14	(.17)	(.22)
Net gain (loss) on investments (realized and unrealized)	72.46	40.55	(2.70)	26.97	3.57
Total from investment operations	71.58	40.77	(2.56)	26.80	3.35
Less distributions from:
Net investment income	(.30)	(.11)	—	—	—
Net realized gains	(21.08)	—	(11.71)	(.64)	(3.23)
Total distributions	(21.38)	(.11)	(11.71)	(.64)	(3.23)
Net asset value, end of period	$141.54	$91.34	$50.68	$64.95	$38.79

Total Return[b]	86.87%	80.50%	(9.31%)	69.49%	9.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,049	$99,811	$58,680	$70,853	$41,115
Ratios to average net assets:
Net investment income (loss)	(0.83%)	0.30%	0.21%	(0.32%)	(0.62%)
Total expenses[c]	1.91%	1.91%	1.81%	1.80%	1.75%
Net expenses[d]	1.87%	1.84%	1.80%	1.80%	1.75%
Portfolio turnover rate	663%	346%	220%	97%	494%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2020, the Mid-Cap 1.5x Strategy Fund returned 10.69%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 13.66%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Health Care, and Consumer Discretionary. The sectors detracting the most from return of the underlying index for the period were Real Estate, Financials, and Utilities.

Enphase Energy, Inc., SolarEdge Technologies, Inc., and Etsy, Inc. contributed the most to performance of the underlying index for 2020. National Retail Properties, Inc., EPR Properties, and Alleghany Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	23.9%
Guggenheim Strategy Fund II	18.0%
Enphase Energy, Inc.	0.4%
Trimble, Inc.	0.3%
SolarEdge Technologies, Inc.	0.3%
Monolithic Power Systems, Inc.	0.3%
Caesars Entertainment, Inc.	0.3%
Fair Isaac Corp.	0.3%
Generac Holdings, Inc.	0.3%
Cognex Corp.	0.3%
Top Ten Total	44.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	10.69%	14.03%	13.41%
S&P MidCap 400 Index	13.66%	12.35%	11.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 39.5%

Financial - 9.3%
Medical Properties Trust, Inc. REIT	489	$10,655
Brown & Brown, Inc.	215	10,193
Camden Property Trust REIT	89	8,893
CyrusOne, Inc. REIT	110	8,047
Alleghany Corp.	13	7,848
RenaissanceRe Holdings Ltd.	46	7,628
Omega Healthcare Investors, Inc. REIT	207	7,518
STORE Capital Corp. REIT	216	7,340
Reinsurance Group of America, Inc. — Class A	62	7,186
Eaton Vance Corp.	104	7,065
Jones Lang LaSalle, Inc.*	47	6,973
Signature Bank	49	6,629
Lamar Advertising Co. — Class A REIT	79	6,574
East West Bancorp, Inc.	129	6,541
National Retail Properties, Inc. REIT	159	6,506
First Horizon National Corp.	507	6,469
SEI Investments Co.	110	6,322
Commerce Bancshares, Inc.	96	6,314
Prosperity Bancshares, Inc.	85	5,896
Rexford Industrial Realty, Inc. REIT	119	5,844
American Financial Group, Inc.	64	5,608
Kilroy Realty Corp. REIT	96	5,510
American Campus Communities, Inc. REIT	126	5,389
First American Financial Corp.	102	5,266
Life Storage, Inc. REIT	44	5,253
Apartment Income REIT Corp.*	136	5,224
TCF Financial Corp.	139	5,146
Old Republic International Corp.	258	5,085
First Industrial Realty Trust, Inc. REIT	118	4,971
EastGroup Properties, Inc. REIT	36	4,970
CoreSite Realty Corp. REIT	39	4,886
Primerica, Inc.	36	4,822
Stifel Financial Corp.	94	4,743
First Financial Bankshares, Inc.	130	4,703
Jefferies Financial Group, Inc.	189	4,649
Cousins Properties, Inc. REIT	136	4,556
Interactive Brokers Group, Inc. — Class A	74	4,508
Brixmor Property Group, Inc. REIT	271	4,485
New York Community Bancorp, Inc.	424	4,473
Essent Group Ltd.	103	4,450
Cullen/Frost Bankers, Inc.	51	4,449
Pinnacle Financial Partners, Inc.	69	4,444
Janus Henderson Group plc	136	4,421
Douglas Emmett, Inc. REIT	151	4,406
Synovus Financial Corp.	135	4,370
Kemper Corp.	56	4,303
SLM Corp.	343	4,250
Spirit Realty Capital, Inc. REIT	104	4,178
Affiliated Managers Group, Inc.	41	4,170
Evercore, Inc. — Class A	37	4,057
Glacier Bancorp, Inc.	87	4,003
Hanover Insurance Group, Inc.	34	3,975
MGIC Investment Corp.	309	3,878
United Bankshares, Inc.	118	3,823
Kinsale Capital Group, Inc.	19	3,802
Highwoods Properties, Inc. REIT	95	3,765
RLI Corp.	36	3,749
Park Hotels & Resorts, Inc. REIT	215	3,687
Selective Insurance Group, Inc.	55	3,684
Rayonier, Inc. REIT	125	3,673
Healthcare Realty Trust, Inc. REIT	124	3,670
Valley National Bancorp	369	3,598
Webster Financial Corp.	82	3,456
Bank OZK	110	3,440
Physicians Realty Trust REIT	190	3,382
PROG Holdings, Inc.	62	3,340
Hudson Pacific Properties, Inc. REIT	139	3,339
Sabra Health Care REIT, Inc.	189	3,283
Alliance Data Systems Corp.	44	3,260
Wintrust Financial Corp.	53	3,238
CIT Group, Inc.	90	3,231
JBG SMITH Properties REIT	102	3,190
Sterling Bancorp	177	3,183
PotlatchDeltic Corp. REIT	61	3,051
Umpqua Holdings Corp.	201	3,043
Brighthouse Financial, Inc.*	82	2,969
Bank of Hawaii Corp.	37	2,835
CNO Financial Group, Inc.	127	2,823
FNB Corp.	295	2,802
LendingTree, Inc.*	10	2,738
Texas Capital Bancshares, Inc.*	46	2,737
PacWest Bancorp	107	2,718
Home BancShares, Inc.	139	2,708
UMB Financial Corp.	39	2,691
Hancock Whitney Corp.	79	2,687
Corporate Office Properties Trust REIT	102	2,660
Federated Hermes, Inc. — Class B	86	2,485
BancorpSouth Bank	88	2,415
PS Business Parks, Inc. REIT	18	2,392
Associated Banc-Corp.	140	2,387
Weingarten Realty Investors REIT	110	2,384
Pebblebrook Hotel Trust REIT	120	2,256
EPR Properties REIT	68	2,210
Cathay General Bancorp	68	2,189
International Bancshares Corp.	51	1,909
Fulton Financial Corp.	148	1,882
Washington Federal, Inc.	69	1,776
Genworth Financial, Inc. — Class A*	462	1,746
Service Properties Trust REIT	151	1,735
Navient Corp.	170	1,669
Trustmark Corp.	58	1,584
Urban Edge Properties REIT	100	1,294
Mercury General Corp.	24	1,253
Macerich Co. REIT[1]	102	1,088
Total Financial		440,951

Industrial - 8.2%
Trimble, Inc.*	228	15,224
Generac Holdings, Inc.*	57	12,962
Cognex Corp.	159	12,765

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Graco, Inc.	153	$11,070
XPO Logistics, Inc.*	83	9,894
Nordson Corp.	49	9,847
Toro Co.	98	9,294
Universal Display Corp.	39	8,962
Trex Company, Inc.*	106	8,875
Lennox International, Inc.	32	8,767
AptarGroup, Inc.	59	8,076
Hubbell, Inc.	50	7,839
Carlisle Companies, Inc.	49	7,653
Builders FirstSource, Inc.*	187	7,632
Owens Corning	99	7,500
II-VI, Inc.*	95	7,216
Axon Enterprise, Inc.*	58	7,107
AECOM*	138	6,870
Arrow Electronics, Inc.*	69	6,714
Middleby Corp.*	51	6,575
Woodward, Inc.	53	6,441
Donaldson Company, Inc.	115	6,426
Lincoln Electric Holdings, Inc.	54	6,278
ITT, Inc.	79	6,084
Stericycle, Inc.*	84	5,824
AGCO Corp.	56	5,773
Tetra Tech, Inc.	49	5,673
Littelfuse, Inc.	22	5,603
TopBuild Corp.*	30	5,522
Sonoco Products Co.	92	5,451
Oshkosh Corp.	62	5,336
National Instruments Corp.	120	5,273
Jabil, Inc.	123	5,231
MSA Safety, Inc.	33	4,930
MDU Resources Group, Inc.	183	4,820
Knight-Swift Transportation Holdings, Inc.	115	4,809
Timken Co.	62	4,796
Landstar System, Inc.	35	4,713
EMCOR Group, Inc.	50	4,573
Regal Beloit Corp.	37	4,544
Mercury Systems, Inc.*	51	4,491
Curtiss-Wright Corp.	38	4,421
Acuity Brands, Inc.	34	4,117
KBR, Inc.	130	4,021
Eagle Materials, Inc.	38	3,851
Simpson Manufacturing Company, Inc.	40	3,738
Louisiana-Pacific Corp.	100	3,717
Hexcel Corp.	76	3,685
nVent Electric plc	155	3,610
Colfax Corp.*	92	3,518
Clean Harbors, Inc.*	46	3,500
Crane Co.	45	3,495
MasTec, Inc.*	51	3,477
Valmont Industries, Inc.	19	3,324
Coherent, Inc.*	22	3,300
EnerSys	39	3,239
Avnet, Inc.	90	3,160
SYNNEX Corp.	38	3,095
Ryder System, Inc.	49	3,026
Kirby Corp.*	55	2,851
Kennametal, Inc.	76	2,754
Silgan Holdings, Inc.	72	2,670
GATX Corp.	32	2,662
Vishay Intertechnology, Inc.	121	2,506
Energizer Holdings, Inc.	53	2,236
Terex Corp.	63	2,198
Dycom Industries, Inc.*	29	2,190
Werner Enterprises, Inc.	53	2,079
Trinity Industries, Inc.	77	2,032
Fluor Corp.	114	1,821
Belden, Inc.	41	1,718
O-I Glass, Inc.	144	1,714
Worthington Industries, Inc.	33	1,694
Greif, Inc. — Class A	24	1,125
Total Industrial		389,977

Consumer, Non-cyclical - 7.1%
Masimo Corp.*	46	12,345
Molina Healthcare, Inc.*	54	11,485
Charles River Laboratories International, Inc.*	45	11,244
Bio-Techne Corp.	35	11,114
Repligen Corp.*	46	8,815
Amedisys, Inc.*	30	8,800
Darling Ingredients, Inc.*	148	8,537
Jazz Pharmaceuticals plc*	51	8,418
WEX, Inc.*	40	8,141
Chemed Corp.	15	7,989
Boston Beer Company, Inc. — Class A*	8	7,954
Service Corporation International	158	7,758
Encompass Health Corp.	91	7,525
PRA Health Sciences, Inc.*	59	7,401
Arrowhead Pharmaceuticals, Inc.*	94	7,213
Paylocity Holding Corp.*	34	7,001
Quidel Corp.*	35	6,288
United Therapeutics Corp.*	41	6,223
LHC Group, Inc.*	29	6,186
Hill-Rom Holdings, Inc.	61	5,976
Exelixis, Inc.*	283	5,680
Post Holdings, Inc.*	56	5,657
CoreLogic, Inc.	71	5,490
Haemonetics Corp.*	46	5,463
Penumbra, Inc.*	31	5,425
Helen of Troy Ltd.*	23	5,110
Halozyme Therapeutics, Inc.*	116	4,954
HealthEquity, Inc.*	70	4,880
Ingredion, Inc.	61	4,799
ManpowerGroup, Inc.	53	4,779
Syneos Health, Inc.*	69	4,701
Globus Medical, Inc. — Class A*	70	4,565
LiveRamp Holdings, Inc.*	61	4,465
Integra LifeSciences Holdings Corp.*	65	4,220
Flowers Foods, Inc.	180	4,073
Acadia Healthcare Company, Inc.*	81	4,071
ASGN, Inc.*	48	4,009
Grand Canyon Education, Inc.*	43	4,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
ICU Medical, Inc.*	18	$3,861
Tenet Healthcare Corp.*	96	3,833
Neogen Corp.*	48	3,806
FTI Consulting, Inc.*	33	3,687
Emergent BioSolutions, Inc.*	41	3,673
Sabre Corp.*	290	3,486
Medpace Holdings, Inc.*	25	3,480
Lancaster Colony Corp.	18	3,307
Brink’s Co.	45	3,240
Grocery Outlet Holding Corp.*	78	3,062
Hain Celestial Group, Inc.*	75	3,011
LivaNova plc*	44	2,913
Nektar Therapeutics*	164	2,788
Insperity, Inc.	33	2,687
Cantel Medical Corp.	34	2,681
H&R Block, Inc.	167	2,649
NuVasive, Inc.*	47	2,648
Sanderson Farms, Inc.	18	2,380
Patterson Companies, Inc.	79	2,341
TreeHouse Foods, Inc.*	52	2,209
Sprouts Farmers Market, Inc.*	108	2,171
Graham Holdings Co. — Class B	4	2,133
Strategic Education, Inc.	22	2,097
Avanos Medical, Inc.*	44	2,019
John Wiley & Sons, Inc. — Class A	40	1,826
Coty, Inc. — Class A	259	1,818
Avis Budget Group, Inc.*	47	1,753
Edgewell Personal Care Co.	50	1,729
Adtalem Global Education, Inc.*	48	1,630
Prestige Consumer Healthcare, Inc.*	46	1,604
Ligand Pharmaceuticals, Inc. — Class B*,1	15	1,492
WW International, Inc.*	43	1,049
Pilgrim’s Pride Corp.*	44	863
Tootsie Roll Industries, Inc.	16	475
Total Consumer, Non-cyclical		337,159

Consumer, Cyclical - 6.1%
Caesars Entertainment, Inc.*	190	14,112
Penn National Gaming, Inc.*	135	11,660
Five Below, Inc.*	51	8,924
IAA, Inc.*	123	7,993
Lear Corp.	50	7,951
Gentex Corp.	224	7,600
Deckers Outdoor Corp.*	26	7,456
Scotts Miracle-Gro Co. — Class A	37	7,368
Williams-Sonoma, Inc.	70	7,129
Lithia Motors, Inc. — Class A	24	7,024
Watsco, Inc.	30	6,796
RH*	14	6,265
Churchill Downs, Inc.	32	6,233
Casey’s General Stores, Inc.	34	6,073
Kohl’s Corp.	144	5,859
Mattel, Inc.*	318	5,549
Brunswick Corp.	72	5,489
Harley-Davidson, Inc.	140	5,138
Marriott Vacations Worldwide Corp.	37	5,077
Wyndham Hotels & Resorts, Inc.	85	5,053
Polaris, Inc.	53	5,050
Thor Industries, Inc.	51	4,743
Tempur Sealy International, Inc.*	175	4,725
Texas Roadhouse, Inc. — Class A	60	4,690
BJ’s Wholesale Club Holdings, Inc.*	125	4,660
Toll Brothers, Inc.	105	4,564
Skechers USA, Inc. — Class A*	124	4,456
Ollie’s Bargain Outlet Holdings, Inc.*	52	4,252
JetBlue Airways Corp.*	287	4,173
Fox Factory Holding Corp.*	38	4,017
Foot Locker, Inc.	95	3,842
AutoNation, Inc.*	54	3,769
Carter’s, Inc.	40	3,763
Wendy’s Co.	164	3,595
Wingstop, Inc.	27	3,579
MSC Industrial Direct Company, Inc. — Class A	42	3,544
Wyndham Destinations, Inc.	78	3,499
Avient Corp.	84	3,383
Dick’s Sporting Goods, Inc.	60	3,373
Visteon Corp.*	25	3,138
Boyd Gaming Corp.*	73	3,133
Nordstrom, Inc.	99	3,090
Taylor Morrison Home Corp. — Class A*	119	3,052
Adient plc*	86	2,990
Univar Solutions, Inc.*	154	2,928
Cracker Barrel Old Country Store, Inc.	22	2,902
Choice Hotels International, Inc.	26	2,775
American Eagle Outfitters, Inc.	137	2,750
KB Home	80	2,682
FirstCash, Inc.	38	2,661
Dana, Inc.	132	2,577
Nu Skin Enterprises, Inc. — Class A	47	2,568
Papa John’s International, Inc.	30	2,545
Columbia Sportswear Co.	28	2,447
Six Flags Entertainment Corp.	69	2,353
Goodyear Tire & Rubber Co.	213	2,324
KAR Auction Services, Inc.	118	2,196
Scientific Games Corp. — Class A*	51	2,116
TRI Pointe Group, Inc.*	116	2,001
Jack in the Box, Inc.	21	1,949
Healthcare Services Group, Inc.	68	1,911
Herman Miller, Inc.	54	1,825
World Fuel Services Corp.	58	1,807
Cinemark Holdings, Inc.[1]	98	1,706
Urban Outfitters, Inc.*	63	1,613
HNI Corp.	39	1,344
Total Consumer, Cyclical		287,809

Technology - 3.4%
Monolithic Power Systems, Inc.	39	14,283
Fair Isaac Corp.*	27	13,798
Ceridian HCM Holding, Inc.*	119	12,681
PTC, Inc.*	96	11,482
Cree, Inc.*	101	10,696
MKS Instruments, Inc.	50	7,522
Lumentum Holdings, Inc.*	69	6,541

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Manhattan Associates, Inc.*	58	$6,100
CDK Global, Inc.	111	5,753
CACI International, Inc. — Class A*	23	5,735
Silicon Laboratories, Inc.*	40	5,094
Science Applications International Corp.	53	5,016
NCR Corp.*	118	4,433
Sailpoint Technologies Holdings, Inc.*	83	4,419
Cirrus Logic, Inc.*	53	4,357
Semtech Corp.*	59	4,253
ACI Worldwide, Inc.*	107	4,112
MAXIMUS, Inc.	56	4,099
CMC Materials, Inc.	27	4,085
J2 Global, Inc.*	39	3,810
Qualys, Inc.*	31	3,778
Concentrix Corp.*	38	3,751
Synaptics, Inc.*	32	3,085
Perspecta, Inc.	125	3,010
Blackbaud, Inc.	45	2,590
CommVault Systems, Inc.*	43	2,381
Teradata Corp.*	100	2,247
NetScout Systems, Inc.*	67	1,837
Total Technology		160,948

Energy - 1.6%
Enphase Energy, Inc.*	115	20,179
SolarEdge Technologies, Inc.*	47	14,998
Sunrun, Inc.*	142	9,852
First Solar, Inc.*	77	7,617
Cimarex Energy Co.	93	3,489
Equities Corp.	252	3,203
Murphy USA, Inc.	24	3,141
WPX Energy, Inc.*	369	3,007
Equitrans Midstream Corp.	371	2,983
ChampionX Corp.*	170	2,601
CNX Resources Corp.*	205	2,214
Antero Midstream Corp.	261	2,012
Murphy Oil Corp.	132	1,597
Total Energy		76,893

Basic Materials - 1.4%
RPM International, Inc.	119	10,803
Reliance Steel & Aluminum Co.	58	6,946
Steel Dynamics, Inc.	182	6,710
Royal Gold, Inc.	60	6,382
Ashland Global Holdings, Inc.	50	3,960
Valvoline, Inc.	169	3,910
Chemours Co.	150	3,718
United States Steel Corp.	201	3,371
Olin Corp.	130	3,193
Ingevity Corp.*	38	2,878
Sensient Technologies Corp.	39	2,877
NewMarket Corp.	7	2,788
Cabot Corp.	52	2,334
Commercial Metals Co.	110	2,259
Minerals Technologies, Inc.	31	1,926
Compass Minerals International, Inc.	31	1,913
Domtar Corp.	50	1,583
Total Basic Materials		67,551

Utilities - 1.2%
Essential Utilities, Inc.	204	9,647
UGI Corp.	190	6,642
OGE Energy Corp.	183	5,831
IDACORP, Inc.	46	4,417
ONE Gas, Inc.	48	3,685
PNM Resources, Inc.	73	3,543
Hawaiian Electric Industries, Inc.	100	3,539
Black Hills Corp.	57	3,503
National Fuel Gas Co.	83	3,414
Southwest Gas Holdings, Inc.	52	3,159
New Jersey Resources Corp.	88	3,128
Spire, Inc.	47	3,010
ALLETE, Inc.	47	2,911
NorthWestern Corp.	46	2,682
Total Utilities		59,111

Communications - 1.2%
FactSet Research Systems, Inc.	35	11,637
Cable One, Inc.	5	11,139
Ciena Corp.*	141	7,452
New York Times Co. — Class A	132	6,834
GrubHub, Inc.*	85	6,313
TEGNA, Inc.	200	2,790
TripAdvisor, Inc.*	88	2,532
Yelp, Inc. — Class A*	64	2,091
World Wrestling Entertainment, Inc. — Class A	43	2,066
ViaSat, Inc.*	59	1,926
InterDigital, Inc.	28	1,699
Telephone & Data Systems, Inc.	91	1,690
Total Communications		58,169

Total Common Stocks
(Cost $1,180,059)		1,878,568

MUTUAL FUNDS† - 41.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	113,633	1,134,053
Guggenheim Strategy Fund II2	34,358	857,565
Total Mutual Funds
(Cost $1,968,402)		1,991,618

	Face Amount
U.S. TREASURY BILLS†† - 11.9%
U.S. Treasury Bills
0.09% due 04/01/21[3,4]	$400,000	399,922
0.08% due 01/28/21[4]	163,000	162,994
Total U.S. Treasury Bills
(Cost $562,904)		562,916

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 46.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[3]	$1,233,368	$1,233,368
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	513,835	513,835
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	475,773	475,773
Total Repurchase Agreements
(Cost $2,222,976)		2,222,976

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	5,152	5,152
Total Securities Lending Collateral
(Cost $5,152)		5,152

Total Investments - 140.1%
(Cost $5,939,493)		$6,661,230
Other Assets & Liabilities, net - (40.1)%		(1,905,543)
Total Net Assets - 100.0%		$4,755,687

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	0.49% (1 Week USD LIBOR + 0.40%)	At Maturity	02/18/21	563	$1,297,601	$12,731
BNP Paribas	S&P MidCap 400 Index	0.59% (1 Month USD LIBOR + 0.45%)	At Maturity	02/18/21	370	852,409	8,362
Barclays Bank plc	S&P MidCap 400 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	02/17/21	1,351	3,116,577	(3,918)
						$5,266,587	$17,175

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,878,568	$—	$—	$1,878,568
Mutual Funds	1,991,618	—	—	1,991,618
U.S. Treasury Bills	—	562,916	—	562,916
Repurchase Agreements	—	2,222,976	—	2,222,976
Securities Lending Collateral	5,152	—	—	5,152
Equity Index Swap Agreements**	—	21,093	—	21,093
Total Assets	$3,875,338	$2,806,985	$—	$6,682,323

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$3,918	$—	$3,918

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,140,345	$769,857	$(1,050,000)	$(11,605)	$8,968	$857,565	34,358	$12,008
Guggenheim Ultra Short Duration Fund — Institutional Class	762,708	4,309,501	(3,950,000)	(1,848)	13,692	1,134,053	113,633	16,579
	$1,903,053	$5,079,358	$(5,000,000)	$(13,453)	$22,660	$1,991,618		$28,587

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $4,906 of securities loaned (cost $1,748,115)	$2,446,636
Investments in affiliated issuers, at value (cost $1,968,402)	1,991,618
Repurchase agreements, at value (cost $2,222,976)	2,222,976
Unrealized appreciation on OTC swap agreements	21,093
Receivables:
Securities sold	1,702,949
Swap settlement	42,099
Dividends	5,250
Variation margin on futures contracts	580
Securities lending income	13
Interest	4
Total assets	8,433,218

Liabilities:
Overdraft due to custodian bank	4
Unrealized depreciation on OTC swap agreements	3,918
Payable for:
Fund shares redeemed	3,635,701
Securities purchased	7,692
Management fees	5,414
Return of securities lending collateral	5,152
Transfer agent and administrative fees	1,738
Investor service fees	1,615
Portfolio accounting fees	646
Trustees’ fees*	113
Miscellaneous	15,538
Total liabilities	3,677,531
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,755,687

Net assets consist of:
Paid in capital	$3,579,436
Total distributable earnings (loss)	1,176,251
Net assets	$4,755,687
Capital shares outstanding	23,169
Net asset value per share	$205.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2)	$32,984
Dividends from securities of affiliated issuers	28,587
Interest	3,638
Income from securities lending, net	94
Total investment income	65,303

Expenses:
Management fees	43,791
Investor service fees	12,164
Transfer agent and administrative fees	16,296
Professional fees	9,374
Portfolio accounting fees	4,866
Trustees’ fees*	1,309
Custodian fees	752
Miscellaneous	2,605
Total expenses	91,157
Less:
Expenses waived by Adviser	(2,859)
Net expenses	88,298
Net investment loss	(22,995)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(302,533)
Investments in affiliated issuers	(13,453)
Swap agreements	774,504
Futures contracts	174,855
Net realized gain	633,373
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	535,582
Investments in affiliated issuers	22,660
Swap agreements	16,218
Futures contracts	(54,602)
Net change in unrealized appreciation (depreciation)	519,858
Net realized and unrealized gain	1,153,231
Net increase in net assets resulting from operations	$1,130,236

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(22,995)	$41,603
Net realized gain on investments	633,373	1,913,633
Net change in unrealized appreciation (depreciation) on investments	519,858	218,106
Net increase in net assets resulting from operations	1,130,236	2,173,342

Distributions to shareholders	(204,307)	(57,404)

Capital share transactions:
Proceeds from sale of shares	18,591,440	22,974,077
Distributions reinvested	204,307	57,404
Cost of shares redeemed	(20,409,667)	(25,111,651)
Net decrease from capital share transactions	(1,613,920)	(2,080,170)
Net increase (decrease) in net assets	(687,991)	35,768

Net assets:
Beginning of year	5,443,678	5,407,910
End of year	$4,755,687	$5,443,678

Capital share activity:*
Shares sold	118,727	125,842
Shares issued from reinvestment of distributions	1,368	312
Shares redeemed	(124,988)	(135,648)
Net decrease in shares	(4,893)	(9,494)

*	Capital share activity for the year ended December 31, 2020, has been restated to reflect a 1:10 reverse share split effective August 24, 2020 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019[d]	Year Ended December 31, 2018[d]	Year Ended December 31, 2017[d]	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$193.99	$144.00	$233.70	$361.85	$311.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	1.10	1.30	.20	(1.00)
Net gain (loss) on investments (realized and unrealized)	12.09	50.79	(32.00)	58.15	88.66
Total from investment operations	11.97	51.89	(30.70)	58.35	87.66
Less distributions from:
Net investment income	(.15)	(1.90)	(.60)	—	—
Net realized gains	(.55)	—	(58.40)	(186.50)	(37.20)
Total distributions	(.70)	(1.90)	(59.00)	(186.50)	(37.20)
Net asset value, end of period	$205.26	$193.99	$144.00	$233.70	$361.85

Total Return[b]	10.69%	36.11%	(19.40%)	22.44%	29.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,756	$5,444	$5,408	$7,875	$19,948
Ratios to average net assets:
Net investment income (loss)	(0.47%)	0.60%	0.67%	0.07%	(0.30%)
Total expenses[c]	1.87%	1.87%	1.78%	1.76%	1.72%
Net expenses[e]	1.81%	1.80%	1.78%	1.76%	1.72%
Portfolio turnover rate	472%	274%	368%	403%	368%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:10 reverse share split effective August 24, 2020 — See Note 11.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2020, Inverse Mid-Cap Strategy Fund returned -24.89%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 13.66%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Health Care, and Consumer Discretionary. The sectors detracting the most from return of the underlying index for the period were Real Estate, Financials, and Utilities.

Enphase Energy, Inc., SolarEdge Technologies, Inc., and Etsy, Inc. contributed the most to performance of the underlying index for 2020. National Retail Properties, Inc., EPR Properties, and Alleghany Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	22.9%
Total	49.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(24.89%)	(14.23%)	(13.96%)
S&P MidCap 400 Index	13.66%	12.35%	11.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 49.2%
Guggenheim Strategy Fund II1	1,448	$36,131
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,151	31,450
Total Mutual Funds
(Cost $65,540)		67,581

	Face Amount
REPURCHASE AGREEMENTS††,2 - 53.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[3]	$40,437	40,437
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	16,846	16,846
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[3]	15,598	15,598
Total Repurchase Agreements
(Cost $72,881)		72,881

Total Investments - 102.3%
(Cost $138,421)		$140,462
Other Assets & Liabilities, net - (2.3)%		(3,102)
Total Net Assets - 100.0%		$137,360

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	(0.29)% (1 Week USD LIBOR + 0.20%)	At Maturity	02/17/21	22	$50,707	$64
Goldman Sachs International	S&P MidCap 400 Index	(0.19)% (1 Week USD LIBOR + 0.10%)	At Maturity	02/18/21	18	41,354	(406)
BNP Paribas	S&P MidCap 400 Index	(0.09)% (1 Month USD LIBOR - 0.05%)	At Maturity	02/18/21	21	47,808	(470)
						$139,869	$(812)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$67,581	$—	$—	$67,581
Repurchase Agreements	—	72,881	—	72,881
Equity Index Swap Agreements**	—	64	—	64
Total Assets	$67,581	$72,945	$—	$140,526

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$876	$—	$876

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$67,902	$146,100	$(178,000)	$(1,222)	$1,351	$36,131	1,448	$1,101
Guggenheim Ultra Short Duration Fund — Institutional Class	72,747	203,063	(245,000)	(252)	892	31,450	3,151	1,063
	$140,649	$349,163	$(423,000)	$(1,474)	$2,243	$67,581		$2,164

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in affiliated issuers, at value (cost $65,540)	$67,581
Repurchase agreements, at value (cost $72,881)	72,881
Unrealized appreciation on OTC swap agreements	64
Receivables:
Dividends	106
Variation margin on futures contracts	56
Total assets	140,688

Liabilities:
Unrealized depreciation on OTC swap agreements	876
Payable for:
Swap settlement	1,329
Professional fees	435
Management fees	204
Securities purchased	111
Transfer agent and administrative fees	66
Investor service fees	61
Portfolio accounting fees	25
Fund shares redeemed	5
Trustees’ fees*	5
Miscellaneous	211
Total liabilities	3,328
Commitments and contingent liabilities (Note 12)	—
Net assets	$137,360

Net assets consist of:
Paid in capital	$2,008,487
Total distributable earnings (loss)	(1,871,127)
Net assets	$137,360
Capital shares outstanding	3,074
Net asset value per share	$44.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$2,164
Interest	572
Total investment income	2,736

Expenses:
Management fees	3,006
Investor service fees	835
Transfer agent and administrative fees	1,116
Professional fees	607
Portfolio accounting fees	334
Trustees’ fees*	81
Custodian fees	51
Miscellaneous	260
Total expenses	6,290
Less:
Expenses waived by Adviser	(191)
Net expenses	6,099
Net investment loss	(3,363)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	(1,474)
Swap agreements	(87,996)
Net realized loss	(89,468)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1)
Investments in affiliated issuers	2,243
Swap agreements	(1,297)
Net change in unrealized appreciation (depreciation)	945
Net realized and unrealized loss	(88,523)
Net decrease in net assets resulting from operations	$(91,886)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,363)	$2,781
Net realized loss on investments	(89,468)	(98,279)
Net change in unrealized appreciation (depreciation) on investments	945	4,084
Net decrease in net assets resulting from operations	(91,886)	(91,414)

Distributions to shareholders	(2,781)	(1,261)

Capital share transactions:
Proceeds from sale of shares	4,452,907	2,723,707
Distributions reinvested	2,781	1,261
Cost of shares redeemed	(4,488,838)	(3,012,184)
Net decrease from capital share transactions	(33,150)	(287,216)
Net decrease in net assets	(127,817)	(379,891)

Net assets:
Beginning of year	265,177	645,068
End of year	$137,360	$265,177

Capital share activity:
Shares sold	67,443	41,564
Shares issued from reinvestment of distributions	49	20
Shares redeemed	(68,834)	(45,693)
Net decrease in shares	(1,342)	(4,109)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$60.05	$75.67	$68.22	$78.92	$97.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	.51	.35	(.16)	(.26)
Net gain (loss) on investments (realized and unrealized)	(14.22)	(15.87)	7.10 [f]	(10.54)	(18.43)
Total from investment operations	(14.83)	(15.36)	7.45	(10.70)	(18.69)
Less distributions from:
Net investment income	(.54)	(.26)	—	—	—
Total distributions	(.54)	(.26)	—	—	—
Net asset value, end of period	$44.68	$60.05	$75.67	$68.22	$78.92

Total Return[b]	(24.89%)	(20.31%)	10.90%	(13.55%)	(19.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137	$265	$645	$178	$380
Ratios to average net assets:
Net investment income (loss)	(1.01%)	0.78%	0.51%	(0.22%)	(0.82%)
Total expenses[c]	1.88%	1.88%	1.77%	1.76%	1.71%
Net expenses[d]	1.83%	1.81%	1.77%	1.76%	1.71%
Portfolio turnover rate	281%	185%	404%	111%	565%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 17.21%, while the Russell 2000 Index returned 19.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Health Care, Information Technology, and Consumer Discretionary. The sectors detracting the most from return of the underlying index for the period were Financials, Real Estate, and Energy.

Teladoc Health, Inc., Plug Power, Inc., and MyoKardia, Inc. contributed the most to performance of the underlying index for 2020. Invesco Mortgage Capital, Inc., Blackstone Mortgage Trust, Inc. Class A, Intercept Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	17.2%
Guggenheim Strategy Fund II	11.0%
Total	28.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	17.21%	17.28%	14.64%
Russell 2000 Index	19.96%	14.21%	13.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	December 31, 2020
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	207	$—

Consumer, Non-cyclical - 0.0%
Omthera Pharmaceuticals, Inc.*	10	—
Tobira Therapeutics, Inc.*	7	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 28.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	283,783	2,832,155
Guggenheim Strategy Fund II1	73,015	1,822,457
Total Mutual Funds
(Cost $4,639,893)		4,654,612

	Face Amount
U.S. TREASURY BILLS†† - 4.3%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	$600,000	599,884
0.08% due 01/28/21[3]	109,000	108,996
Total U.S. Treasury Bills
(Cost $708,860)		708,880

REPURCHASE AGREEMENTS††,4 - 72.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[2]	6,651,360	6,651,360
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	2,771,028	2,771,028
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	2,565,767	2,565,767
Total Repurchase Agreements
(Cost $11,988,155)		11,988,155

Total Investments - 105.1%
(Cost $17,336,908)		$17,351,647
Other Assets & Liabilities, net - (5.1)%		(837,335)
Total Net Assets - 100.0%		$16,514,312

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	0.24% (1 Month USD LIBOR + 0.10%)	At Maturity	02/18/21	1,711	$3,379,543	$22,938
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	02/18/21	7,811	15,425,540	2,773
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	02/17/21	7,184	14,187,770	(71,594)
						$32,992,853	$(45,883)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	4,654,612	—	—		4,654,612
U.S. Treasury Bills	—	708,880	—		708,880
Repurchase Agreements	—	11,988,155	—		11,988,155
Equity Index Swap Agreements**	—	25,711	—		25,711
Total Assets	$4,654,612	$12,722,746	$—		$17,377,358

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$71,594	$—	$71,594

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$655,774	$3,833,685	$(2,670,000)	$(4,434)	$7,432	$1,822,457	73,015	$8,691
Guggenheim Ultra Short Duration Fund — Institutional Class	954,930	5,731,960	(3,865,000)	791	9,474	2,832,155	283,783	11,881
	$1,610,704	$9,565,645	$(6,535,000)	$(3,643)	$16,906	$4,654,612		$20,572

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $708,860)	$708,880
Investments in affiliated issuers, at value (cost $4,639,893)	4,654,612
Repurchase agreements, at value (cost $11,988,155)	11,988,155
Segregated cash with broker	870,000
Unrealized appreciation on OTC swap agreements	25,711
Receivables:
Fund shares sold	373,676
Swap settlement	4,178
Dividends	2,166
Interest	20
Total assets	18,627,398

Liabilities:
Unrealized depreciation on OTC swap agreements	71,594
Payable for:
Securities purchased	2,002,321
Management fees	8,455
Transfer agent and administrative fees	2,675
Investor service fees	2,486
Portfolio accounting fees	995
Fund shares redeemed	410
Trustees’ fees*	166
Miscellaneous	23,984
Total liabilities	2,113,086
Commitments and contingent liabilities (Note 12)	—
Net assets	$16,514,312

Net assets consist of:
Paid in capital	$15,555,865
Total distributable earnings (loss)	958,447
Net assets	$16,514,312
Capital shares outstanding	60,361
Net asset value per share	$273.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$20,572
Interest	5,099
Total investment income	25,671

Expenses:
Management fees	36,705
Investor service fees	10,196
Transfer agent and administrative fees	12,584
Professional fees	6,158
Portfolio accounting fees	4,078
Trustees’ fees*	642
Custodian fees	618
Interest expense	66
Miscellaneous	7,141
Total expenses	78,188
Less:
Expenses waived by Adviser	(2,167)
Net expenses	76,021
Net investment loss	(50,350)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	449
Investments in affiliated issuers	(3,643)
Swap agreements	2,971,841
Futures contracts	353,836
Net realized gain	3,322,483
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	16,906
Swap agreements	(33,094)
Futures contracts	(1,302)
Net change in unrealized appreciation (depreciation)	(17,488)
Net realized and unrealized gain	3,304,995
Net increase in net assets resulting from operations	$3,254,645

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(50,350)	$18,473
Net realized gain on investments	3,322,483	487,126
Net change in unrealized appreciation (depreciation) on investments	(17,488)	(46,667)
Net increase in net assets resulting from operations	3,254,645	458,932

Distributions to shareholders	(18,804)	(17,289)

Capital share transactions:
Proceeds from sale of shares	133,357,212	36,929,861
Distributions reinvested	18,804	17,289
Cost of shares redeemed	(123,972,068)	(35,204,749)
Net increase from capital share transactions	9,403,948	1,742,401
Net increase in net assets	12,639,789	2,184,044

Net assets:
Beginning of year	3,874,523	1,690,479
End of year	$16,514,312	$3,874,523

Capital share activity:
Shares sold	732,820	176,687
Shares issued from reinvestment of distributions	119	81
Shares redeemed	(689,066)	(170,815)
Net increase in shares	43,873	5,953

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$234.99	$160.46	$234.65	$192.92	$139.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.35)	1.27	.70	(.79)	(1.11)
Net gain (loss) on investments (realized and unrealized)	42.01	74.31	(54.40)	50.24	54.34
Total from investment operations	39.66	75.58	(53.70)	49.45	53.23
Less distributions from:
Net investment income	(1.06)	(1.05)	—	—	—
Net realized gains	—	—	(20.49)	(7.72)	—
Total distributions	(1.06)	(1.05)	(20.49)	(7.72)	—
Net asset value, end of period	$273.59	$234.99	$160.46	$234.65	$192.92

Total Return[b]	17.21%	47.15%	(26.21%)	26.26%	38.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,514	$3,875	$1,690	$7,040	$5,747
Ratios to average net assets:
Net investment income (loss)	(1.23%)	0.61%	0.28%	(0.38%)	(0.74%)
Total expenses[c]	1.92%	1.92%	1.82%	1.80%	1.77%
Net expenses[d]	1.86%	1.86%	1.82%	1.80%	1.77%
Portfolio turnover rate	463%	510%	625%	525%	1,125%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 20.04%, while the Russell 2000 Index returned 19.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Health Care, Information Technology, and Consumer Discretionary. The sectors detracting the most from return of the underlying index for the period were Financials, Real Estate, and Energy.

Teladoc Health, Inc., Plug Power, Inc., and MyoKardia, Inc. contributed the most to performance of the underlying index for 2020. Invesco Mortgage Capital, Inc., Blackstone Mortgage Trust, Inc. Class A, Intercept Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.9%
Guggenheim Strategy Fund II	12.3%
Total	33.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	20.04%	15.39%	12.67%
Russell 2000 Index	19.96%	14.21%	13.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

92 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	132	$—

Consumer, Non-cyclical - 0.0%
Omthera Pharmaceuticals, Inc.*	37	—
Tobira Therapeutics, Inc.*	8	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 33.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	235,715	2,352,432
Guggenheim Strategy Fund II1	55,671	1,389,548
Total Mutual Funds
(Cost $3,725,393)		3,741,980

	Face Amount
U.S. TREASURY BILLS†† - 5.7%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	$600,000	599,884
0.08% due 01/28/21[3]	43,000	42,998
Total U.S. Treasury Bills
(Cost $642,863)		642,882

FEDERAL AGENCY NOTES†† - 2.2%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	250,000	250,852
Total Federal Agency Notes
(Cost $250,000)		250,852

REPURCHASE AGREEMENTS††,5 - 70.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[2]	4,387,472	4,387,472
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	1,827,868	1,827,868
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	1,692,471	1,692,471
Total Repurchase Agreements
(Cost $7,907,811)		7,907,811

Total Investments - 111.2%
(Cost $12,526,067)		$12,543,525
Other Assets & Liabilities, net - (11.2)%		(1,259,902)
Total Net Assets - 100.0%		$11,283,623

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	02/18/21	3,870	$7,642,784	$56,313
BNP Paribas	Russell 2000 Index	0.24% (1 Month USD LIBOR + 0.10%)	At Maturity	02/18/21	1,690	3,337,727	26,184
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	02/17/21	3,002	5,928,686	(64,229)
						$16,909,197	$18,268

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	3,741,980	—	—		3,741,980
U.S. Treasury Bills	—	642,882	—		642,882
Federal Agency Notes	—	250,852	—		250,852
Repurchase Agreements	—	7,907,811	—		7,907,811
Equity Index Swap Agreements**	—	82,497	—		82,497
Total Assets	$3,741,980	$8,884,042	$—		$12,626,022

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$64,229	$—	$64,229

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,251,714	$1,675,253	$(1,540,000)	$(5,782)	$8,363	$1,389,548	55,671	$15,267
Guggenheim Ultra Short Duration Fund — Institutional Class	1,798,499	2,228,823	(1,685,000)	(2,291)	12,401	2,352,432	235,715	18,783
	$3,050,213	$3,904,076	$(3,225,000)	$(8,073)	$20,764	$3,741,980		$34,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $892,863)	$893,734
Investments in affiliated issuers, at value (cost $3,725,393)	3,741,980
Repurchase agreements, at value (cost $7,907,811)	7,907,811
Segregated cash with broker	110,000
Unrealized appreciation on OTC swap agreements	82,497
Receivables:
Swap settlement	2,859
Dividends	2,513
Interest	71
Fund shares sold	52
Total assets	12,741,517

Liabilities:
Unrealized depreciation on OTC swap agreements	64,229
Payable for:
Securities purchased	802,695
Fund shares redeemed	560,107
Management fees	6,962
Transfer agent and administrative fees	2,231
Investor service fees	2,073
Portfolio accounting fees	829
Trustees’ fees*	124
Miscellaneous	18,644
Total liabilities	1,457,894
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,283,623

Net assets consist of:
Paid in capital	$9,625,759
Total distributable earnings (loss)	1,657,864
Net assets	$11,283,623
Capital shares outstanding	125,564
Net asset value per share	$89.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$34,050
Interest	7,864
Total investment income	41,914

Expenses:
Management fees	44,781
Investor service fees	12,439
Transfer agent and administrative fees	16,183
Professional fees	8,794
Portfolio accounting fees	4,976
Trustees’ fees*	1,110
Custodian fees	793
Interest expense	12
Miscellaneous	6,399
Total expenses	95,487
Less:
Expenses waived by Adviser	(3,306)
Net expenses	92,181
Net investment loss	(50,267)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,368
Investments in affiliated issuers	(8,073)
Swap agreements	2,076,984
Futures contracts	23,316
Net realized gain	2,093,595
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	347
Investments in affiliated issuers	20,764
Swap agreements	16,528
Net change in unrealized appreciation (depreciation)	37,639
Net realized and unrealized gain	2,131,234
Net increase in net assets resulting from operations	$2,080,967

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(50,267)	$35,778
Net realized gain on investments	2,093,595	1,892,716
Net change in unrealized appreciation (depreciation) on investments	37,639	(97,262)
Net increase in net assets resulting from operations	2,080,967	1,831,232

Distributions to shareholders	(148,557)	—

Capital share transactions:
Proceeds from sale of shares	27,542,995	22,821,308
Distributions reinvested	148,557	—
Cost of shares redeemed	(23,685,229)	(25,780,443)
Net increase (decrease) from capital share transactions	4,006,323	(2,959,135)
Net increase (decrease) in net assets	5,938,733	(1,127,903)

Net assets:
Beginning of year	5,344,890	6,472,793
End of year	$11,283,623	$5,344,890

Capital share activity:
Shares sold	412,440	328,788
Shares issued from reinvestment of distributions	2,515	—
Shares redeemed	(357,968)	(372,633)
Net increase (decrease) in shares	56,987	(43,845)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$77.94	$57.58	$74.58	$64.03	$49.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.67)	.41	.34	(.14)	(.38)
Net gain (loss) on investments (realized and unrealized)	15.02	19.95	(13.90)	12.71	15.31
Total from investment operations	14.35	20.36	(13.56)	12.57	14.93
Less distributions from:
Net realized gains	(2.43)	—	(3.44)	(2.02)	—
Total distributions	(2.43)	—	(3.44)	(2.02)	—
Net asset value, end of period	$89.86	$77.94	$57.58	$74.58	$64.03

Total Return[b]	20.04%	35.36%	(19.57%)	20.01%	30.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,284	$5,345	$6,473	$9,070	$9,759
Ratios to average net assets:
Net investment income (loss)	(1.01%)	0.58%	0.45%	(0.21%)	(0.74%)
Total expenses[c]	1.92%	1.92%	1.82%	1.80%	1.77%
Net expenses[d]	1.85%	1.85%	1.81%	1.80%	1.77%
Portfolio turnover rate	148%	127%	268%	234%	1,198%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -30.81% while the Russell 2000 Index returned 19.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Health Care, Information Technology, and Consumer Discretionary. The sectors detracting the most from return of the underlying index for the period were Financials, Real Estate, and Energy.

Teladoc Health, Inc., Plug Power, Inc., and MyoKardia, Inc. contributed the most to performance of the underlying index for 2020. Invesco Mortgage Capital, Inc., Blackstone Mortgage Trust, Inc. Class A, Intercept Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.5%
Guggenheim Strategy Fund II	19.6%
Total	40.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(30.81%)	(15.89%)	(14.83%)
Russell 2000 Index	19.96%	14.21%	13.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

100 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,686	$76,710
Guggenheim Strategy Fund II1	2,926	73,033
Total Mutual Funds
(Cost $145,936)		149,743

	Face Amount
U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
0.08% due 01/28/21[2]	$7,000	7,000
Total U.S. Treasury Bills
(Cost $6,999)		7,000

REPURCHASE AGREEMENTS††,3 - 100.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[4]	208,743	208,743
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[4]	86,965	86,965
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[4]	80,523	80,523
Total Repurchase Agreements
(Cost $376,231)		376,231

Total Investments - 142.7%
(Cost $529,166)		$532,974
Other Assets & Liabilities, net - (42.7)%		(159,473)
Total Net Assets - 100.0%		$373,501

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	0.41% (1 Week USD LIBOR - 0.50%)	At Maturity	02/17/21	79	$156,509	$1,696
Goldman Sachs International	Russell 2000 Index	(0.04)% (1 Week USD LIBOR - 0.05%)	At Maturity	02/18/21	45	88,274	(692)
BNP Paribas	Russell 2000 Index	0.26% (1 Month USD LIBOR - 0.40%)	At Maturity	02/18/21	64	125,631	(986)
						$370,414	$18

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$149,743	$—	$—	$149,743
U.S. Treasury Bills	—	7,000	—	7,000
Repurchase Agreements	—	376,231	—	376,231
Equity Index Swap Agreements**	—	1,696	—	1,696
Total Assets	$149,743	$384,927	$—	$534,670

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,678	$—	$1,678

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$153,407	$634,007	$(715,000)	$(1,981)	$2,600	$73,033	2,926	$4,008
Guggenheim Ultra Short Duration Fund — Institutional Class	164,715	704,417	(795,000)	1,442	1,136	76,710	7,686	4,420
	$318,122	$1,338,424	$(1,510,000)	$(539)	$3,736	$149,743		$8,428

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $6,999)	$7,000
Investments in affiliated issuers, at value (cost $145,936)	149,743
Repurchase agreements, at value (cost $376,231)	376,231
Unrealized appreciation on OTC swap agreements	1,696
Receivables:
Dividends	284
Variation margin on futures contracts	111
Total assets	535,065

Liabilities:
Unrealized depreciation on OTC swap agreements	1,678
Payable for:
Fund shares redeemed	156,381
Swap settlement	1,071
Management fees	403
Securities purchased	296
Transfer agent and administrative fees	130
Investor service fees	121
Portfolio accounting fees	48
Trustees’ fees*	8
Miscellaneous	1,428
Total liabilities	161,564
Commitments and contingent liabilities (Note 12)	—
Net assets	$373,501

Net assets consist of:
Paid in capital	$8,028,381
Total distributable earnings (loss)	(7,654,880)
Net assets	$373,501
Capital shares outstanding	10,106
Net asset value per share	$36.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$8,428
Interest	1,619
Total investment income	10,047

Expenses:
Management fees	11,059
Investor service fees	3,072
Transfer agent and administrative fees	4,074
Professional fees	2,218
Portfolio accounting fees	1,229
Trustees’ fees*	290
Custodian fees	193
Miscellaneous	1,578
Total expenses	23,713
Less:
Expenses waived by Adviser	(789)
Net expenses	22,924
Net investment loss	(12,877)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(539)
Swap agreements	(789,638)
Futures contracts	(20,496)
Net realized loss	(810,673)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1)
Investments in affiliated issuers	3,736
Swap agreements	(1,975)
Futures contracts	1,656
Net change in unrealized appreciation (depreciation)	3,416
Net realized and unrealized loss	(807,257)
Net decrease in net assets resulting from operations	$(820,134)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(12,877)	$9,218
Net realized loss on investments	(810,673)	(502,346)
Net change in unrealized appreciation (depreciation) on investments	3,416	50,004
Net decrease in net assets resulting from operations	(820,134)	(443,124)

Distributions to shareholders	(9,218)	(7,165)

Capital share transactions:
Proceeds from sale of shares	32,339,554	15,962,630
Distributions reinvested	9,218	7,165
Cost of shares redeemed	(31,758,192)	(18,689,264)
Net increase (decrease) from capital share transactions	590,580	(2,719,469)
Net decrease in net assets	(238,772)	(3,169,758)

Net assets:
Beginning of year	612,273	3,782,031
End of year	$373,501	$612,273

Capital share activity:
Shares sold	598,355	269,058
Shares issued from reinvestment of distributions	182	125
Shares redeemed	(599,808)	(313,193)
Net decrease in shares	(1,271)	(44,010)

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$53.82	$68.28	$61.44	$71.04	$89.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	.46	.31	(.51)	(.35)
Net gain (loss) on investments (realized and unrealized)	(15.89)	(14.50)	6.53	(9.09)	(17.73)
Total from investment operations	(16.46)	(14.04)	6.84	(9.60)	(18.08)
Less distributions from:
Net investment income	(.40)	(.42)	—	—	—
Total distributions	(.40)	(.42)	—	—	—
Net asset value, end of period	$36.96	$53.82	$68.28	$61.44	$71.04

Total Return[b]	(30.81%)	(20.62%)	11.13%	(13.49%)	(20.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374	$612	$3,782	$923	$12,310
Ratios to average net assets:
Net investment income (loss)	(1.05%)	0.76%	0.51%	(0.74%)	(1.14%)
Total expenses[c]	1.93%	1.93%	1.83%	1.80%	1.75%
Net expenses[d]	1.87%	1.85%	1.82%	1.80%	1.75%
Portfolio turnover rate	275%	164%	287%	445%	1,160%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 1.73% while the Dow Jones Industrial Average Index returned 9.72% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Health Care. The sectors detracting the most from return of the underlying index for the period were Industrials and Energy.

Apple, Inc., Microsoft Corp., and Home Depot, Inc. contributed the most to performance of the underlying index for 2020. Boeing Co., Raytheon Technologies Corp., and salesforce.com, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

106 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.1%
UnitedHealth Group, Inc.	2.8%
Home Depot, Inc.	2.1%
Goldman Sachs Group, Inc.	2.1%
Amgen, Inc.	1.8%
salesforce.com, Inc.	1.8%
Microsoft Corp.	1.8%
Visa, Inc. — Class A	1.7%
McDonald’s Corp.	1.7%
Top Ten Total	62.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	1.73%	21.67%	20.02%
Dow Jones Industrial Average Index	9.72%	14.65%	12.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS	December 31, 2020
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 37.1%

Consumer, Non-cyclical - 8.1%
UnitedHealth Group, Inc.	1,136	$398,372
Amgen, Inc.	1,136	261,189
Johnson & Johnson	1,136	178,784
Procter & Gamble Co.	1,136	158,063
Merck & Company, Inc.	1,136	92,925
Coca-Cola Co.	1,136	62,298
Total Consumer, Non-cyclical		1,151,631

Financial - 6.9%
Goldman Sachs Group, Inc.	1,136	299,575
Visa, Inc. — Class A	1,136	248,477
Travelers Companies, Inc.	1,136	159,460
JPMorgan Chase & Co.	1,136	144,351
American Express Co.	1,136	137,354
Total Financial		989,217

Consumer, Cyclical - 6.4%
Home Depot, Inc.	1,136	301,744
McDonald’s Corp.	1,136	243,763
Walmart, Inc.	1,136	163,754
NIKE, Inc. — Class B	1,136	160,710
Walgreens Boots Alliance, Inc.	1,136	45,304
Total Consumer, Cyclical		915,275

Industrial - 6.3%
Boeing Co.	1,136	243,172
Honeywell International, Inc.	1,136	241,627
Caterpillar, Inc.	1,136	206,775
3M Co.	1,136	198,562
Total Industrial		890,136

Technology - 6.0%
salesforce.com, Inc.*	1,136	252,794
Microsoft Corp.	1,136	252,669
Apple, Inc.	1,136	150,736
International Business Machines Corp.	1,136	143,000
Intel Corp.	1,136	56,595
Total Technology		855,794

Communications - 2.3%
Walt Disney Co.*	1,136	205,821
Verizon Communications, Inc.	1,136	66,740
Cisco Systems, Inc.	1,136	50,836
Total Communications		323,397

Energy - 0.7%
Chevron Corp.	1,136	95,935

Basic Materials - 0.4%
Dow, Inc.	1,136	63,048

Total Common Stocks
(Cost $4,665,480)		5,284,433

MUTUAL FUNDS† - 46.3%
Guggenheim Strategy Fund II1	132,539	3,308,169
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	330,330	3,296,696
Total Mutual Funds
(Cost $6,524,234)		6,604,865

	Face Amount
U.S. TREASURY BILLS†† - 12.8%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	$1,700,000	1,699,671
0.08% due 01/28/21[3,4]	127,000	126,995
Total U.S. Treasury Bills
(Cost $1,826,612)		1,826,666

REPURCHASE AGREEMENTS††,5 - 5.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[2]	449,429	449,429
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	187,237	187,237
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[2]	173,368	173,368
Total Repurchase Agreements
(Cost $810,034)		810,034

Total Investments - 101.9%
(Cost $13,826,360)		$14,525,998
Other Assets & Liabilities, net - (1.9)%		(273,051)
Total Net Assets - 100.0%		$14,252,947

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	3	Mar 2021	$457,020	$7,810

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	02/17/21	465	$14,235,291	$94,187
BNP Paribas	Dow Jones Industrial Average Index	0.64% (1 Month USD LIBOR + 0.50%)	At Maturity	02/18/21	280	8,566,179	75,802
						$22,801,470	$169,989

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,284,433	$—	$—	$5,284,433
Mutual Funds	6,604,865	—	—	6,604,865
U.S. Treasury Bills	—	1,826,666	—	1,826,666
Repurchase Agreements	—	810,034	—	810,034
Equity Futures Contracts**	7,810	—	—	7,810
Equity Index Swap Agreements**	—	169,989	—	169,989
Total Assets	$11,897,108	$2,806,689	$—	$14,703,797

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,466,704	$7,463,068	$(8,650,000)	$(41,894)	$70,291	$3,308,169	132,539	$62,999
Guggenheim Ultra Short Duration Fund — Institutional Class	5,476,105	12,446,843	(14,650,000)	(7,301)	31,049	3,296,696	330,330	46,925
	$9,942,809	$19,909,911	$(23,300,000)	$(49,195)	$101,340	$6,604,865		$109,924

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $6,492,092)	$7,111,099
Investments in affiliated issuers, at value (cost $6,524,234)	6,604,865
Repurchase agreements, at value (cost $810,034)	810,034
Unrealized appreciation on OTC swap agreements	169,989
Receivables:
Fund shares sold	13,594
Dividends	7,292
Swap settlement	4,737
Variation margin on futures contracts	2,490
Total assets	14,724,100

Liabilities:
Payable for:
Fund shares redeemed	413,500
Management fees	9,788
Securities purchased	7,099
Transfer agent and administrative fees	3,136
Investor service fees	2,914
Portfolio accounting fees	1,165
Trustees’ fees*	204
Miscellaneous	33,347
Total liabilities	471,153
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,252,947

Net assets consist of:
Paid in capital	$13,948,895
Total distributable earnings (loss)	304,052
Net assets	$14,252,947
Capital shares outstanding	96,411
Net asset value per share	$147.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$74,156
Dividends from securities of affiliated issuers	109,924
Interest	14,029
Total investment income	198,109

Expenses:
Management fees	124,223
Investor service fees	34,506
Transfer agent and administrative fees	45,486
Professional fees	25,616
Portfolio accounting fees	13,802
Trustees’ fees*	3,302
Custodian fees	2,085
Interest expense	56
Line of credit fees	36
Miscellaneous	14,617
Total expenses	263,729
Less:
Expenses waived by Adviser	(7,731)
Net expenses	255,998
Net investment loss	(57,889)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	209,360
Investments in affiliated issuers	(49,195)
Swap agreements	521,553
Futures contracts	(1,144,233)
Net realized loss	(462,515)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	201,517
Investments in affiliated issuers	101,340
Swap agreements	150,505
Futures contracts	8,216
Net change in unrealized appreciation (depreciation)	461,578
Net realized and unrealized loss	(937)
Net decrease in net assets resulting from operations	$(58,826)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(57,889)	$103,391
Net realized gain (loss) on investments	(462,515)	6,232,472
Net change in unrealized appreciation (depreciation) on investments	461,578	181,382
Net increase (decrease) in net assets resulting from operations	(58,826)	6,517,245

Distributions to shareholders	(1,605,976)	(111,188)

Capital share transactions:
Proceeds from sale of shares	155,052,801	79,655,407
Distributions reinvested	1,605,976	111,188
Cost of shares redeemed	(156,260,037)	(84,863,093)
Net increase (decrease) from capital share transactions	398,740	(5,096,498)
Net increase (decrease) in net assets	(1,266,062)	1,309,559

Net assets:
Beginning of year	15,519,009	14,209,450
End of year	$14,252,947	$15,519,009

Capital share activity:
Shares sold	1,248,400	564,560
Shares issued from reinvestment of distributions	13,989	742
Shares redeemed	(1,260,965)	(597,755)
Net increase (decrease) in shares	1,424	(32,453)

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$163.38	$111.50	$171.44	$110.08	$84.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	.91	1.01	.25	.06
Net gain (loss) on investments (realized and unrealized)	(.73)	51.94	(18.55)	63.43	25.80
Total from investment operations	(1.26)	52.85	(17.54)	63.68	25.86
Less distributions from:
Net investment income	(.92)	(.97)	(.36)	(.06)	—
Net realized gains	(13.36)	—	(42.04)	(2.26)	—
Total distributions	(14.28)	(.97)	(42.40)	(2.32)	—
Net asset value, end of period	$147.84	$163.38	$111.50	$171.44	$110.08

Total Return[b]	1.73%	47.47%	(14.23%)	58.51%	30.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,253	$15,519	$14,209	$23,319	$16,510
Ratios to average net assets:
Net investment income (loss)	(0.42%)	0.65%	0.65%	0.18%	0.07%
Total expenses[c]	1.91%	1.91%	1.80%	1.81%	1.77%
Net expenses[d]	1.85%	1.84%	1.80%	1.81%	1.77%
Portfolio turnover rate	607%	256%	362%	256%	361%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -45.76% while the Dow Jones Industrial Average Index returned 9.72% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Consumer Discretionary, and Health Care. The sectors detracting the most from return of the underlying index for the period were Industrials and Energy.

Apple, Inc., Microsoft Corp., and Home Depot, Inc. contributed the most to performance of the underlying index for 2020. Boeing Co., Raytheon Technologies Corp., and salesforce.com, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

114 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.4%
Guggenheim Strategy Fund II	13.2%
Total	40.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(45.76%)	(31.48%)	(28.59%)
Dow Jones Industrial Average Index	9.72%	14.65%	12.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE DOW 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	94,082	$938,935
Guggenheim Strategy Fund II1	18,224	454,861
Total Mutual Funds
(Cost $1,371,610)		1,393,796

	Face Amount
U.S. TREASURY BILLS†† - 6.1%
U.S. Treasury Bills
0.09% due 04/01/21[2]	$200,000	199,961
0.08% due 01/28/21[2,3]	10,000	10,000
Total U.S. Treasury Bills
(Cost $209,957)		209,961

REPURCHASE AGREEMENTS††,4 - 54.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[5]	1,036,845	1,036,845
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	431,961	431,961
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	399,963	399,963
Total Repurchase Agreements
(Cost $1,868,769)		1,868,769

Total Investments - 101.2%
(Cost $3,450,336)		$3,472,526
Other Assets & Liabilities, net - (1.2)%		(42,024)
Total Net Assets - 100.0%		$3,430,502

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	1	Mar 2021	$152,340	$(2,607)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(0.34)% (1 Week USD LIBOR + 0.25%)	At Maturity	02/17/21	44	$1,353,020	$(8,959)
BNP Paribas	Dow Jones Industrial Average Index	(0.14)% (1 Month USD LIBOR)	At Maturity	02/18/21	176	5,384,733	(47,627)
						$6,737,753	$(56,586)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,393,796	$—	$—	$1,393,796
U.S. Treasury Bills	—	209,961	—	209,961
Repurchase Agreements	—	1,868,769	—	1,868,769
Total Assets	$1,393,796	$2,078,730	$—	$3,472,526

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$2,607	$—	$—	$2,607
Equity Index Swap Agreements**	—	56,586	—	56,586
Total Liabilities	$2,607	$56,586	$—	$59,193

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$752,002	$3,586,594	$(3,880,000)	$(19,307)	$15,572	$454,861	18,224	$11,593
Guggenheim Ultra Short Duration Fund — Institutional Class	703,973	4,219,559	(3,980,000)	(13,095)	8,498	938,935	94,082	9,542
	$1,455,975	$7,806,153	$(7,860,000)	$(32,402)	$24,070	$1,393,796		$21,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $209,957)	$209,961
Investments in affiliated issuers, at value (cost $1,371,610)	1,393,796
Repurchase agreements, at value (cost $1,868,769)	1,868,769
Receivables:
Fund shares sold	30,087
Dividends	1,279
Total assets	3,503,892

Liabilities:
Unrealized depreciation on OTC swap agreements	56,586
Payable for:
Management fees	2,615
Securities purchased	1,370
Transfer agent and administrative fees	841
Variation margin on futures contracts	830
Swap settlement	820
Investor service fees	782
Portfolio accounting fees	313
Trustees’ fees*	58
Fund shares redeemed	11
Miscellaneous	9,164
Total liabilities	73,390
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,430,502

Net assets consist of:
Paid in capital	$24,849,228
Total distributable earnings (loss)	(21,418,726)
Net assets	$3,430,502
Capital shares outstanding	48,631
Net asset value per share	$70.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$21,135
Interest	4,916
Total investment income	26,051

Expenses:
Management fees	28,352
Investor service fees	7,876
Transfer agent and administrative fees	10,453
Professional fees	5,796
Portfolio accounting fees	3,150
Trustees’ fees*	761
Custodian fees	510
Miscellaneous	3,438
Total expenses	60,336
Less:
Expenses waived by Adviser	(1,635)
Net expenses	58,701
Net investment loss	(32,650)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	24
Investments in affiliated issuers	(32,402)
Swap agreements	(2,457,471)
Futures contracts	45,600
Net realized loss	(2,444,249)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(27)
Investments in affiliated issuers	24,070
Swap agreements	(56,717)
Futures contracts	(881)
Net change in unrealized appreciation (depreciation)	(33,555)
Net realized and unrealized loss	(2,477,804)
Net decrease in net assets resulting from operations	$(2,510,454)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(32,650)	$20,050
Net realized loss on investments	(2,444,249)	(1,435,569)
Net change in unrealized appreciation (depreciation) on investments	(33,555)	32,472
Net decrease in net assets resulting from operations	(2,510,454)	(1,383,047)

Distributions to shareholders	(20,050)	—

Capital share transactions:
Proceeds from sale of shares	71,582,539	57,014,446
Distributions reinvested	20,050	—
Cost of shares redeemed	(68,916,815)	(54,477,965)
Net increase from capital share transactions	2,685,774	2,536,481
Net increase in net assets	155,270	1,153,434

Net assets:
Beginning of year	3,275,232	2,121,798
End of year	$3,430,502	$3,275,232

Capital share activity*:
Shares sold	638,978	334,573
Shares issued from reinvestment of distributions	209	—
Shares redeemed	(615,557)	(319,924)
Net increase in shares	23,630	14,649

*	Capital share activity for the year ended December 31, 2020 has been restated to reflect a 1:5 reverse share split effective August 24, 2020 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019[f]	Year Ended December 31, 2018[f]	Year Ended December 31, 2017[f]	Year Ended December 31, 2016[e,f]
Per Share Data
Net asset value, beginning of period	$131.01	$204.97	$202.08	$331.11	$470.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	.90	1.25	(1.60)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(59.99)	(74.86)	1.64	(127.43)	(138.19)
Total from investment operations	(60.33)	(73.96)	2.89	(129.03)	(139.44)
Less distributions from:
Net investment income	(.14)	—	—	—	—
Total distributions	(.14)	—	—	—	—
Net asset value, end of period	$70.54	$131.01	$204.97	$202.08	$331.11

Total Return[b]	(45.76%)	(36.08%)	1.43%	(38.95%)	(29.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,431	$3,275	$2,122	$3,699	$3,403
Ratios to average net assets:
Net investment income (loss)	(1.04%)	0.56%	0.67%	(0.58%)	(0.84%)
Total expenses[c]	1.92%	1.92%	1.81%	1.81%	1.77%
Net expenses[d]	1.86%	1.86%	1.80%	1.81%	1.77%
Portfolio turnover rate	616%	427%	524%	915%	642%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:5 reverse share split effective August 24, 2020 — See Note 11.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, the Government Long Bond 1.2x Strategy Fund returned 21.96%.

The Price Movement of Long Treasury Bond was 17.44% for 2020.

The return of a comparison index, the Bloomberg Barclays Long U.S. Treasury Index, was 17.70%.

As prices of long-term Treasury bonds rose over 2020, their yields fell, from 2.39% to 1.65%. This performance masked considerable volatility, as investors fearful of global economic fallout from the coronavirus outbreak and oil price instability early in the year rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In early March, for the first time ever, the entire yield curve briefly slipped below 1%, and the yield on the 30-year Treasury yield fell below 1%.

Yields gradually creeped back to end the year at their highest level since the pandemic. This was partly due to investors shifting from Treasuries to higher-yielding corners of the market, and to expectations that the government may step up issuance of long-term bonds in 2021 to support its vast spending programs, along with increases in economic growth and inflation. The yield curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 basis points to 153 basis points during the year, as yields in shorter maturities saw the largest decline.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	52.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	10.6%
Guggenheim Strategy Fund II	9.2%
Total	72.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	21.96%	8.07%	8.42%
Price Movement of Long Treasury Bond**	17.44%	5.59%	4.94%
Bloomberg Barclays U.S. Long Treasury Index	17.70%	7.85%	7.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

122 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 19.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	164,711	$1,643,816
Guggenheim Strategy Fund II1	56,740	1,416,232
Total Mutual Funds
(Cost $3,002,192)		3,060,048

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 52.8%
U.S. Treasury Bonds
1.63% due 11/15/50	$8,200,000	8,167,969
Total U.S. Government Securities
(Cost $8,106,740)		8,167,969

FEDERAL AGENCY NOTES†† - 7.1%
Federal Home Loan Bank
0.10% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[2]	1,095,000	1,095,000
Total Federal Agency Notes
(Cost $1,095,001)		1,095,000

U.S. TREASURY BILLS†† - 2.6%
U.S. Treasury Bills
0.08% due 01/28/21[3,4]	403,000	402,984
Total U.S. Treasury Bills
(Cost $402,977)		402,984

REPURCHASE AGREEMENTS††,5 - 25.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	2,209,707	2,209,707
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	920,587	920,587
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	852,396	852,396
Total Repurchase Agreements
(Cost $3,982,690)		3,982,690

Total Investments - 108.0%
(Cost $16,589,600)		$16,708,691
Other Assets & Liabilities, net - (8.0)%		(1,237,114)
Total Net Assets - 100.0%		$15,471,577

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	59	Mar 2021	$12,603,875	$(2,992)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,060,048	$—	$—	$3,060,048
U.S. Government Securities	—	8,167,969	—	8,167,969
Federal Agency Notes	—	1,095,000	—	1,095,000
U.S. Treasury Bills	—	402,984	—	402,984
Repurchase Agreements	—	3,982,690	—	3,982,690
Total Assets	$3,060,048	$13,648,643	$—	$16,708,691

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$2,992	$—	$—	$2,992

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,115,601	$8,391,459	$(8,130,000)	$2,173	$36,999	$1,416,232	56,740	$36,384
Guggenheim Ultra Short Duration Fund — Institutional Class	1,233,472	11,834,675	(11,440,000)	(7,897)	23,566	1,643,816	164,711	34,642
	$2,349,073	$20,226,134	$(19,570,000)	$(5,724)	$60,565	$3,060,048		$71,026

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $9,604,718)	$9,665,953
Investments in affiliated issuers, at value (cost $3,002,192)	3,060,048
Repurchase agreements, at value (cost $3,982,690)	3,982,690
Segregated cash with broker	216,735
Receivables:
Securities sold	796,875
Variation margin on futures contracts	56,405
Interest	21,042
Dividends	2,946
Total assets	17,802,694

Liabilities:
Payable for:
Fund shares redeemed	2,274,624
Management fees	7,037
Investor service fees	3,678
Transfer agent and administrative fees	3,222
Securities purchased	3,176
Portfolio accounting fees	1,471
Trustees’ fees*	260
Miscellaneous	37,649
Total liabilities	2,331,117
Commitments and contingent liabilities (Note 12)	—
Net assets	$15,471,577

Net assets consist of:
Paid in capital	$26,516,143
Total distributable earnings (loss)	(11,044,566)
Net assets	$15,471,577
Capital shares outstanding	371,990
Net asset value per share	$41.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$71,026
Interest	259,335
Total investment income	330,361

Expenses:
Management fees	113,519
Investor service fees	56,760
Transfer agent and administrative fees	62,277
Professional fees	41,783
Portfolio accounting fees	22,704
Trustees’ fees*	4,589
Custodian fees	3,360
Line of credit fees	18
Miscellaneous	18,869
Total expenses	323,879
Less:
Expenses waived by Adviser	(6,042)
Net expenses	317,837
Net investment income	12,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,716,452)
Investments in affiliated issuers	(5,724)
Futures contracts	222,255
Net realized loss	(1,499,921)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	106,054
Investments in affiliated issuers	60,565
Futures contracts	92,200
Net change in unrealized appreciation (depreciation)	258,819
Net realized and unrealized loss	(1,241,102)
Net decrease in net assets resulting from operations	$(1,228,578)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,524	$192,911
Net realized gain (loss) on investments	(1,499,921)	2,785,216
Net change in unrealized appreciation (depreciation) on investments	258,819	(970,082)
Net increase (decrease) in net assets resulting from operations	(1,228,578)	2,008,045

Distributions:
Distributions to shareholders	(13,020)	(192,415)
Return of capital	(16,202)	—
Total Distributions	(29,222)	(192,415)

Capital share transactions:
Proceeds from sale of shares	423,159,024	243,488,670
Distributions reinvested	29,222	192,415
Cost of shares redeemed	(416,811,935)	(248,580,079)
Net increase (decrease) from capital share transactions	6,376,311	(4,898,994)
Net increase (decrease) in net assets	5,118,511	(3,083,364)

Net assets:
Beginning of year	10,353,066	13,436,430
End of year	$15,471,577	$10,353,066

Capital share activity:
Shares sold	9,798,142	7,334,753
Shares issued from reinvestment of distributions	760	5,919
Shares redeemed	(9,730,041)	(7,491,457)
Net increase (decrease) in shares	68,861	(150,785)

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$34.15	$29.60	$31.79	$29.36	$29.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.39	.46	.38	.31
Net gain (loss) on investments (realized and unrealized)	7.48 [e]	4.55	(2.16)	2.43	(.38)
Total from investment operations	7.50	4.94	(1.70)	2.81	(.07)
Less distributions from:
Net investment income	(.03)	(.39)	(.46)	(.38)	(.30)
Net realized gains	—	—	(.03)	—	—
Return of capital	(.03)	—	—	—	—
Total distributions	(.06)	(.39)	(.49)	(.38)	(.30)
Net asset value, end of period	$41.59	$34.15	$29.60	$31.79	$29.36

Total Return[b]	21.96%	16.78%	(5.32%)	9.64%	(0.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,472	$10,353	$13,436	$11,617	$17,124
Ratios to average net assets:
Net investment income (loss)	0.06%	1.19%	1.58%	1.24%	0.93%
Total expenses[c]	1.43%	1.41%	1.32%	1.30%	1.25%
Net expenses[d]	1.40%	1.38%	1.32%	1.30%	1.25%
Portfolio turnover rate	1,887%	2,060%	2,292%	2,055%	1,386%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, the Inverse Government Long Bond Strategy Fund returned -21.09%.

The Price Movement of Long Treasury Bond was 17.44% for 2020.

The return of a comparison index, the Bloomberg Barclays Long U.S. Treasury Index, was 17.70%.

As prices of long-term Treasury bonds rose over 2020, their yields fell, from 2.39% to 1.65%. This performance masked considerable volatility, as investors fearful of global economic fallout from the coronavirus outbreak and oil price instability early in the year rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In early March, for the first time ever, the entire yield curve briefly slipped below 1%, and the yield on the 30-year Treasury yield fell below 1%.

Yields gradually creeped back to end the year at their highest level since the pandemic. This was partly due to investors shifting from Treasuries to higher-yielding corners of the market, and to expectations that the government may step up issuance of long-term bonds in 2021 to support its vast spending programs, along with increases in economic growth and inflation. The yield curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 basis points to 153 basis points during the year, as yields in shorter maturities saw the largest decline.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

128 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	19.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	19.0%
Total	38.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	(21.09%)	(8.88%)	(9.96%)
Price Movement of Long Treasury Bond**	17.44%	5.59%	4.94%
Bloomberg Barclays U.S. Long Treasury Index	17.70%	7.85%	7.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS	December 31, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 38.8%
Guggenheim Strategy Fund II1	20,990	$523,908
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	50,481	503,804
Total Mutual Funds
(Cost $1,022,670)		1,027,712

	Face Amount
U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$44,000	43,998
Total U.S. Treasury Bills
(Cost $43,996)		43,998

REPURCHASE AGREEMENTS†† - 94.7%
Individual Repurchase Agreements[4]
Mizuho Financial Group, Inc. issued 12/31/20 at (0.10)% due 01/04/21 (secured by a U.S. Treasury Bond, at a rate of 1.63% and maturing 11/15/50 as collateral, with a value of $1,193,103) to be repurchased at $1,169,696	1,169,709	1,169,709
Barclays Capital, Inc. issued 12/31/20 at (0.05)% due 01/04/21 (secured by a U.S. Treasury Bond, at a rate of 1.63% and maturing 11/15/50 as collateral, with a value of $497,250) to be repurchased at $487,497	487,500	487,500

Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	471,636	471,636
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	196,488	196,488
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	181,934	181,934
Total Repurchase Agreements
(Cost $2,507,267)		2,507,267

Total Investments - 135.1%
(Cost $3,573,933)		$3,578,977

U.S. Government Securities Sold Short†† - (75.2)%
U.S. Treasury Bonds
1.63% due 11/15/50	2,000,000	(1,992,187)

Total U.S. Government Securities Sold Short
(Proceeds $2,003,498)		$(1,992,187)
Other Assets & Liabilities, net - 40.1%		1,061,234
Total Net Assets - 100.0%		$2,648,024

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	4	Mar 2021	$854,500	$3,798

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as short security collateral at December 31, 2020.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,027,712	$—	$—	$1,027,712
U.S. Treasury Bills	—	43,998	—	43,998
Repurchase Agreements	—	2,507,267	—	2,507,267
Interest Rate Futures Contracts**	3,798	—	—	3,798
Total Assets	$1,031,510	$2,551,265	$—	$3,582,775

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$1,992,187	$—	$1,992,187

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$529,529	$408,928	$(415,000)	$(2,437)	$2,888	$523,908	20,990	$8,905
Guggenheim Ultra Short Duration Fund — Institutional Class	582,120	831,878	(910,000)	(1,657)	1,463	503,804	50,481	6,878
	$1,111,649	$1,240,806	$(1,325,000)	$(4,094)	$4,351	$1,027,712		$15,783

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $43,996)	$43,998
Investments in affiliated issuers, at value (cost $1,022,670)	1,027,712
Repurchase agreements, at value (cost $2,507,267)	2,507,267
Receivables:
Fund shares sold	786,412
Securities sold	298,828
Dividends	1,077
Interest	671
Total assets	4,665,965

Liabilities:
Securities sold short, at value (proceeds $2,003,498)	1,992,187
Payable for:
Fund shares redeemed	10,324
Interest payable on short sales	4,260
Management fees	1,949
Securities purchased	1,157
Variation margin on futures contracts	1,099
Transfer agent and administrative fees	617
Investor service fees	574
Portfolio accounting fees	229
Trustees’ fees*	40
Miscellaneous	5,505
Total liabilities	2,017,941
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,648,024

Net assets consist of:
Paid in capital	$10,251,215
Total distributable earnings (loss)	(7,603,191)
Net assets	$2,648,024
Capital shares outstanding	39,474
Net asset value per share	$67.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$15,783
Interest	5,064
Total investment income	20,847

Expenses:
Management fees	25,401
Investor service fees	7,056
Transfer agent and administrative fees	9,153
Short interest expense	32,081
Professional fees	5,077
Portfolio accounting fees	2,822
Trustees’ fees*	620
Custodian fees	423
Miscellaneous	2,317
Total expenses	84,950
Less:
Expenses waived by Adviser	(1,190)
Net expenses	83,760
Net investment loss	(62,913)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(4,094)
Investments sold short	(36,674)
Futures contracts	(38,028)
Net realized loss	(78,796)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	4,351
Investments sold short	(29,068)
Futures contracts	(19,469)
Net change in unrealized appreciation (depreciation)	(44,186)
Net realized and unrealized loss	(122,982)
Net decrease in net assets resulting from operations	$(185,895)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(62,913)	$8,507
Net realized loss on investments	(78,796)	(650,854)
Net change in unrealized appreciation (depreciation) on investments	(44,186)	283,716
Net decrease in net assets resulting from operations	(185,895)	(358,631)

Distributions to shareholders	(8,507)	—

Capital share transactions:
Proceeds from sale of shares	68,251,100	31,903,197
Distributions reinvested	8,507	—
Cost of shares redeemed	(67,799,247)	(33,588,425)
Net increase (decrease) from capital share transactions	460,360	(1,685,228)
Net increase (decrease) in net assets	265,958	(2,043,859)

Net assets:
Beginning of year	2,382,066	4,425,925
End of year	$2,648,024	$2,382,066

Capital share activity:
Shares sold	1,034,768	337,151
Shares issued from reinvestment of distributions	135	—
Shares redeemed	(1,023,365)	(354,225)
Net increase (decrease) in shares	11,538	(17,074)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$85.27	$98.33	$94.75	$104.00	$107.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.48)	.26	(.64)	(1.88)	(.87)
Net gain (loss) on investments (realized and unrealized)	(16.51)	(13.32)	4.22	(7.37)	(2.30)
Total from investment operations	(17.99)	(13.06)	3.58	(9.25)	(3.17)
Less distributions from:
Net investment income	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$67.08	$85.27	$98.33	$94.75	$104.00

Total Return[b]	(21.09%)	(13.28%)	3.79%	(8.89%)	(2.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,648	$2,382	$4,426	$4,676	$3,821
Ratios to average net assets:
Net investment income (loss)	(2.23%)	0.29%	(0.63%)	(1.89%)	(2.59%)
Total expenses[c]	3.01%	3.58%	4.31%	4.00%	3.65%
Net expenses[d,e]	2.97%	3.49%	4.30%	4.00%	3.65%
Portfolio turnover rate	2,529%	966%	907%	2,300%	1,384%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2020	2019	2018	2017	2016
1.83%	1.79%	1.75%	1.75%	1.72%

[f]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2020, the High Yield Strategy returned -0.47%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield market had a benign start to the year, but rapidly changed with the onset of the Coronavirus in March. Lower-quality credit sold off and the new issue market was effectively shut for three weeks. Overall, the high yield market returned -12.7% in the first quarter and was the weakest quarter since fourth quarter of 2008 during the Global Financial Crisis. The Coronavirus outbreak dramatically halted large portions of the U.S. economy to which the U.S. Federal Reserve responded quickly. The Federal Open Market Committee cut rates by 125 basis points and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. The Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the high yield market.

The combination of the monetary and fiscal support helped to jumpstart the high yield market. The new issue market reopened, and issuance has remained robust since. The second and third quarters of 2020 alone saw $276 billion in issuance, which nearly equaled full-year 2019 levels. Over the period, the market experienced sizeable demand, with high-yield fund flows surging $53 billion during the last three quarters of the year. Overall, the market was up 10.2%, 4.6%, and 6.5% in the year’s final three quarters, respectively. With the market rally, most sectors exhibited positive performance for the full year period even with the selloff in the first quarter. At the end of the year, the average high yield corporate bond yield was 4.18% which compares favorably to considerably lower global yields.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.8%
iShares iBoxx High Yield Corporate Bond ETF	14.8%
SPDR Bloomberg Barclays High Yield Bond ETF	14.4%
Total	70.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	(0.47%)	6.03%	4.95%
Bloomberg Barclays U.S. Corporate High Yield Index	7.11%	8.59%	6.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

136 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 29.2%
iShares iBoxx High Yield Corporate Bond ETF[1]	18,347	$1,600,501
SPDR Bloomberg Barclays High Yield Bond ETF[1]	14,236	1,549,446
Total Exchange-Traded Funds
(Cost $3,091,331)		3,149,947

MUTUAL FUNDS† - 41.7%
Guggenheim Strategy Fund II2	89,966	2,245,542
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	224,744	2,242,947
Total Mutual Funds
(Cost $4,464,657)		4,488,489

	Face Amount
FEDERAL AGENCY NOTES†† - 0.9%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	$100,000	100,341
Total Federal Agency Notes
(Cost $100,000)		100,341

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
0.08% due 01/28/21[4,5]	37,000	36,999
Total U.S. Treasury Bills
(Cost $36,998)		36,999

REPURCHASE AGREEMENTS††,6 - 25.0%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	1,495,822	1,495,822
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	623,175	623,175
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	577,014	577,014
Total Repurchase Agreements
(Cost $2,696,011)		2,696,011

	Shares
SECURITIES LENDING COLLATERAL†,7 - 7.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	786,010	786,010
Total Securities Lending Collateral
(Cost $786,010)		786,010

Total Investments - 104.5%
(Cost $11,175,007)		$11,257,797
Other Assets & Liabilities, net - (4.5)%		(482,641)
Total Net Assets - 100.0%		$10,775,156

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	56	Mar 2021	$7,066,063	$15,219

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	$8,000,000	$747,000	$451,365	$295,635

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.49% (1 Month USD LIBOR + 0.35%)	At Maturity	02/18/21	3,248	$283,310	$601
BNP Paribas	SPDR Bloomberg Barclays High Yield Bond ETF	0.54% (1 Month USD LIBOR + 0.40%)	At Maturity	02/18/21	2,119	230,584	487
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	0.45% (1 Week USD LIBOR + 0.35%)	At Maturity	01/28/21	888	77,465	67
						$591,359	$1,155

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2020.
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,149,947	$—	$—	$3,149,947
Mutual Funds	4,488,489	—	—	4,488,489
Federal Agency Notes	—	100,341	—	100,341
U.S. Treasury Bills	—	36,999	—	36,999
Repurchase Agreements	—	2,696,011	—	2,696,011
Securities Lending Collateral	786,010	—	—	786,010
Futures Contracts**	15,219	—	—	15,219
Credit Default Swap Agreements**	—	295,635	—	295,635
Credit Index Swap Agreements**	—	1,155	—	1,155
Total Assets	$8,439,665	$3,130,141	$—	$11,569,806

**	This derivative is reported as unrealized appreciation/depreciation at period end.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,204,880	$3,392,918	$(3,345,000)	$(18,739)	$11,483	$2,245,542	89,966	$22,823
Guggenheim Ultra Short Duration Fund — Institutional Class	2,051,428	5,819,037	(5,630,000)	(7,442)	9,924	2,242,947	224,744	19,027
	$4,256,308	$9,211,955	$(8,975,000)	$(26,181)	$21,407	$4,488,489		$41,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $767,870 of securities loaned (cost $4,014,339)	$4,073,297
Investments in affiliated issuers, at value (cost $4,464,657)	4,488,489
Repurchase agreements, at value (cost $2,696,011)	2,696,011
Segregated cash with broker	375,205
Unamortized upfront premiums paid on credit default swap agreements	451,365
Unrealized appreciation on OTC swap agreements	1,155
Receivables:
Protection fees on credit default swap agreements	12,222
Variation margin on credit default swap agreements	11,226
Dividends	4,036
Variation margin on futures contracts	3,705
Securities lending income	73
Interest	27
Total assets	12,116,811

Liabilities:
Payable for:
Return of securities lending collateral	786,010
Fund shares redeemed	514,749
Management fees	6,733
Securities purchased	4,380
Transfer agent and administrative fees	2,578
Investor service fees	2,396
Portfolio accounting fees	958
Trustees’ fees*	174
Swap settlement	17
Miscellaneous	23,660
Total liabilities	1,341,655
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,775,156

Net assets consist of:
Paid in capital	$10,636,593
Total distributable earnings (loss)	138,563
Net assets	$10,775,156
Capital shares outstanding	133,872
Net asset value per share	$80.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$33,874
Dividends from securities of affiliated issuers	41,850
Interest	11,137
Income from securities lending, net	94
Total investment income	86,955

Expenses:
Management fees	45,913
Investor service fees	15,304
Transfer agent and administrative fees	19,953
Professional fees	11,325
Portfolio accounting fees	6,122
Trustees’ fees*	1,335
Custodian fees	916
Miscellaneous	4,446
Total expenses	105,314
Less:
Expenses waived by Adviser	(3,160)
Net expenses	102,154
Net investment loss	(15,199)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(11,880)
Investments in affiliated issuers	(26,181)
Swap agreements	(515,264)
Futures contracts	225,715
Net realized loss	(327,610)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	58,308
Investments in affiliated issuers	21,407
Swap agreements	96,575
Futures contracts	31,721
Net change in unrealized appreciation (depreciation)	208,011
Net realized and unrealized loss	(119,599)
Net decrease in net assets resulting from operations	$(134,798)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(15,199)	$51,455
Net realized gain (loss) on investments	(327,610)	514,452
Net change in unrealized appreciation (depreciation) on investments	208,011	211,422
Net increase (decrease) in net assets resulting from operations	(134,798)	777,329

Distributions to shareholders	(322,452)	(210,642)

Capital share transactions:
Proceeds from sale of shares	43,956,938	56,719,845
Distributions reinvested	322,452	210,642
Cost of shares redeemed	(43,555,192)	(51,101,531)
Net increase from capital share transactions	724,198	5,828,956
Net increase in net assets	266,948	6,395,643

Net assets:
Beginning of year	10,508,208	4,112,565
End of year	$10,775,156	$10,508,208

Capital share activity:
Shares sold	554,786	680,824
Shares issued from reinvestment of distributions	4,307	2,509
Shares redeemed	(546,558)	(614,753)
Net increase in shares	12,535	68,580

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$86.60	$77.95	$83.54	$81.50	$75.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	.64	.71	.29	.14
Net gain (loss) on investments (realized and unrealized)	(.60)	10.08	(1.39)	5.23	6.99
Total from investment operations	(.80)	10.72	(.68)	5.52	7.13
Less distributions from:
Net investment income	(4.92)	(2.07)	(4.91)	(3.48)	(.80)
Net realized gains	(.39)	—	—	—	—
Total distributions	(5.31)	(2.07)	(4.91)	(3.48)	(.80)
Net asset value, end of period	$80.49	$86.60	$77.95	$83.54	$81.50

Total Return[b]	(0.47%)	13.84%	(0.87%)	6.87%	11.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,775	$10,508	$4,113	$6,524	$7,390
Ratios to average net assets:
Net investment income (loss)	(0.25%)	0.76%	0.88%	0.35%	0.51%
Total expenses[c]	1.72%	1.72%	1.62%	1.60%	1.56%
Net expenses[d]	1.67%	1.65%	1.61%	1.60%	1.56%
Portfolio turnover rate	460%	299%	116%	124%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2020, U.S. Government Money Market Fund returned 0.07%.

The U.S. Federal Reserve (“Fed”) reduced interest rates with two unscheduled actions in 2020 in quick succession. The first 50 basis point cut occurred on March 3 with the second 100 basis point cut happening on March 15. The Fed’s target rate at the start of the year was in the 1.50% to 1.75% range and ended the year in the 0.00% to 0.25% range. Along with the decrease in interest rates, the Fund’s yield declined as well.

The U.S. economy was hit hard due to the COVID-19 pandemic, with 2nd quarter GDP falling 31%. Most economic indicators improved over the second half of the year as March and April lockdowns were lifted. However, most indicators remain well below early 2020 levels. Additional government spending is required to assist people and small businesses affected by the pandemic. Prior to COVID-19, the Fed had indicated a willingness to tolerate higher inflation after a decade of undershooting their 2% target level. This new policy is described as “average inflation targeting.” The most recent dot plot in December 2020 indicated that no members of the Fed expected to raise interest rates in 2021.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.07%	0.31%	0.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS	December 31, 2020
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 49.9%
Federal Home Loan Bank
0.06% (3 Month USD LIBOR - 0.17%, Rate Floor: 0.00%) due 01/08/21[1]	$6,500,000	$6,499,942
0.06% (3 Month USD LIBOR - 0.17%, Rate Floor: 0.00%) due 01/06/21[1]	6,000,000	5,999,978
0.12% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 02/22/21[1]	3,000,000	3,000,000
0.23% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 03/10/21[1]	1,500,000	1,500,000
0.10% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[1]	910,000	909,991
0.12% (U.S. Secured Overnight Financing Rate + 0.05%, Rate Floor: 0.00%) due 01/28/21[1]	150,000	149,995
0.12% (U.S. Secured Overnight Financing Rate + 0.05%, Rate Floor: 0.00%) due 01/22/21[1]	100,000	99,997
1.38% due 02/18/21	95,000	95,100
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	3,000,000	3,000,272
0.17% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 06/29/21[1]	1,000,000	999,850
0.15% (1 Month USD LIBOR, Rate Floor: 0.00%) due 08/09/21[1]	500,000	500,064
0.19% (1 Month USD LIBOR + 0.05%, Rate Floor: 0.00%) due 03/01/21[1]	250,000	250,025
0.17% (U.S. Secured Overnight Financing Rate + 0.10%, Rate Floor: 0.00%) due 05/07/21[1]	60,000	60,000
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 01/04/21[1]	2,000,000	2,000,000
0.09% (3 Month USD LIBOR - 0.13%) due 08/13/21[1]	370,000	369,944
Fannie Mae
2.50% due 04/13/21	671,000	675,508
0.17% (U.S. Secured Overnight Financing Rate + 0.10%, Rate Floor: 0.00%) due 12/03/21[1]	240,000	240,134
0.11% (U.S. Secured Overnight Financing Rate + 0.04%, Rate Floor: 0.00%) due 01/29/21[1]	100,000	99,995
Freddie Mac
1.13% due 08/12/21	796,000	800,969
Total Federal Agency Notes
(Cost $27,251,764)		27,251,764

U.S. TREASURY BILLS†† - 18.3%
U.S. Treasury Bills
0.09% due 04/01/21[2]	7,000,000	6,998,425
0.09% due 04/29/21[2]	3,000,000	2,999,066
Total U.S. Treasury Bills
(Cost $9,997,491)		9,997,491

U.S. GOVERNMENT SECURITIES†† - 3.7%
U.S. Treasury Note
3.63% due 02/15/21	2,000,000	2,008,623
Total U.S. Government Securities
(Cost $2,008,623)		2,008,623

FEDERAL AGENCY DISCOUNT NOTES†† - 0.6%
Federal Home Loan Bank
0.09% due 01/04/21[2]	200,000	199,999
0.09% due 01/06/21[2]	154,000	153,998
Total Federal Agency Discount Notes
(Cost $353,997)		353,997

REPURCHASE AGREEMENTS††,3 - 28.0%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	8,497,158	8,497,158
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	3,540,007	3,540,007
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	3,277,785	3,277,785
Total Repurchase Agreements
(Cost $15,314,950)		15,314,950

Total Investments - 100.5%
(Cost $54,926,825)		$54,926,825
Other Assets & Liabilities, net - (0.5)%		(270,111)
Total Net Assets - 100.0%		$54,656,714

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$27,251,764	$—	$27,251,764
U.S. Treasury Bills	—	9,997,491	—	9,997,491
U.S. Government Securities	—	2,008,623	—	2,008,623
Federal Agency Discount Notes	—	353,997	—	353,997
Repurchase Agreements	—	15,314,950	—	15,314,950
Total Assets	$—	$54,926,825	$—	$54,926,825

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $39,611,875)	$39,611,875
Repurchase agreements, at value (cost $15,314,950)	15,314,950
Receivables:
Interest	40,564
Total assets	54,967,389

Liabilities:
Payable for:
Fund shares redeemed	199,950
Professional fees	79,272
Trustees’ fees*	858
Portfolio accounting fees	38
Miscellaneous	30,557
Total liabilities	310,675
Commitments and contingent liabilities (Note 12)	—
Net assets	$54,656,714

Net assets consist of:
Paid in capital	$54,656,139
Total distributable earnings (loss)	575
Net assets	$54,656,714
Capital shares outstanding	54,643,482
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Interest	$281,030
Total investment income	281,030

Expenses:
Management fees	304,255
Investor service fees	152,128
Transfer agent and administrative fees	169,386
Professional fees	110,646
Portfolio accounting fees	60,850
Trustees’ fees*	13,957
Custodian fees	9,185
Miscellaneous	45,482
Total expenses	865,889
Less:
Expenses reimbursed by Adviser:	(279,764)
Expenses waived by Adviser	(335,593)
Total waived/reimbursed expenses	(615,357)
Net expenses	250,532
Net investment income	30,498

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	94
Net realized gain	94
Net increase in net assets resulting from operations	$30,592

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,498	$543,031
Net realized gain on investments	94	3,826
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	30,592	546,857

Distributions to shareholders	(36,455)	(540,419)

Capital share transactions:
Proceeds from sale of shares	229,042,427	162,304,140
Distributions reinvested	36,455	540,419
Cost of shares redeemed	(223,649,451)	(198,626,169)
Net increase (decrease) from capital share transactions	5,429,431	(35,781,610)
Net increase (decrease) in net assets	5,423,568	(35,775,172)

Net assets:
Beginning of year	49,233,146	85,008,318
End of year	$54,656,714	$49,233,146

Capital share activity:
Shares sold	229,042,427	162,304,140
Shares issued from reinvestment of distributions	36,455	540,419
Shares redeemed	(223,649,451)	(198,626,169)
Net increase (decrease) in shares	5,429,431	(35,781,610)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	.01	.01	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	—	—	— [b]	— [b]
Total from investment operations	—	.01	.01	—	—
Less distributions from:
Net investment income	(—)[b]	(.01)	(.01)	(—)[b]	(—)[b]
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(—)[b]	(.01)	(.01)	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.07%	0.87%	0.58%	0.01%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,657	$49,233	$85,008	$78,269	$61,704
Ratios to average net assets:
Net investment income (loss)	0.05%	0.88%	0.57%	— [e]	— [e]
Total expenses	1.42%	1.42%	1.32%	1.31%	1.25%
Net expenses[d]	0.41%	1.42%	1.32%	0.96%	0.40%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratio after expense waivers, as applicable.
[e]	Less than 0.01%.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributiors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

150 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$4,438,139	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	282,343
NASDAQ-100® Fund	Index exposure, Liquidity	23,893,170	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	59,902	40,118
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	5,461,979	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	22,521,929	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,438,474	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	403,847	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	540,014	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	78,864
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,576,803	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	10,601	183,982
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	18,389,669	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	773,148
High Yield Strategy Fund	Duration, Index exposure, Liquidity	3,596,720	—

152 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$28,964,488	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	3,359,742
NASDAQ-100® Fund	Index exposure, Liquidity	19,979,636	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,437,957
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	39,163,624	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	134,372,006	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	3,820,815	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	271,950
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,124,776	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	7,345,347	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,060,956
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,455,343	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	5,765,802
High Yield Strategy Fund	Duration, Index exposure, Liquidity	599,150	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$4,254,958

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contracts	Variation margin on credit default swap agreements
Unamortized upfront premiums paid on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2020
Nova Fund	$—	$214,262	$—	$—	$214,262
NASDAQ-100® Fund	865,635	52,535	—	—	918,170
S&P 500® 2x Strategy Fund	—	359,444	—	—	359,444
NASDAQ-100® 2x Strategy Fund	211,662	648,510	—	—	860,172
Mid-Cap 1.5x Strategy Fund	—	21,093	—	—	21,093
Inverse Mid-Cap Strategy Fund	—	64	—	—	64
Russell 2000® 2x Strategy Fund	—	25,711	—	—	25,711
Russell 2000® 1.5x Strategy Fund	—	82,497	—	—	82,497
Inverse Russell 2000® Strategy Fund	—	1,696	—	—	1,696
Dow 2x Strategy Fund	7,810	169,989	—	—	177,799
Inverse Government Long Bond Strategy Fund	—	—	3,798	—	3,798
High Yield Strategy Fund	—	—	15,219	296,790	312,009

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2020
Inverse S&P 500® Strategy Fund	$1,645	$7,122	$—	$—	$8,767
Inverse NASDAQ-100® Strategy Fund	—	1,721	—	—	1,721
Mid-Cap 1.5x Strategy Fund	—	3,918	—	—	3,918
Inverse Mid-Cap Strategy Fund	—	876	—	—	876
Russell 2000® 2x Strategy Fund	—	71,594	—	—	71,594
Russell 2000® 1.5x Strategy Fund	—	64,229	—	—	64,229
Inverse Russell 2000® Strategy Fund	—	1,678	—	—	1,678
Inverse Dow 2x Strategy Fund	2,607	56,586	—	—	59,193
Government Long Bond 1.2x Strategy Fund	—	—	2,992	—	2,992

*

Includes cumulative appreciation (depreciation) of futures contracts, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$2,333,363	$2,667,349	$—	$—	$5,000,712
Inverse S&P 500® Strategy Fund	22,557	(1,776,617)	—	—	(1,754,060)
NASDAQ-100® Fund	10,790,308	4,086,139	—	—	14,876,447
Inverse NASDAQ-100® Strategy Fund	88,982	(1,028,129)	—	—	(939,147)
S&P 500® 2x Strategy Fund	(2,463,842)	513,865	—	—	(1,949,977)
NASDAQ-100® 2x Strategy Fund	6,512,137	46,380,791	—	—	52,892,928
Mid-Cap 1.5x Strategy Fund	174,855	774,504	—	—	949,359
Inverse Mid-Cap Strategy Fund	—	(87,996)	—	—	(87,996)
Russell 2000® 2x Strategy Fund	353,836	2,971,841	—	—	3,325,677
Russell 2000® 1.5x Strategy Fund	23,316	2,076,984	—	—	2,100,300
Inverse Russell 2000® Strategy Fund	(20,496)	(789,638)	—	—	(810,134)
Dow 2x Strategy Fund	(1,144,233)	521,553	—	—	(622,680)
Inverse Dow 2x Strategy Fund	45,600	(2,457,471)	—	—	(2,411,871)
Government Long Bond 1.2x Strategy Fund	—	—	222,255	—	222,255
Inverse Government Long Bond Strategy Fund	—	—	(38,028)	—	(38,028)
High Yield Strategy Fund	—	—	225,715	(515,264)	(289,549)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$—	$288,779	$—	$—	$288,779
Inverse S&P 500® Strategy Fund	(1,645)	(7,579)	—	—	(9,224)
NASDAQ-100® Fund	313,602	60,457	—	—	374,059
Inverse NASDAQ-100® Strategy Fund	—	(3,889)	—	—	(3,889)
S&P 500® 2x Strategy Fund	(436,792)	467,025	—	—	30,233
NASDAQ-100® 2x Strategy Fund	(136,461)	603,250	—	—	466,789
Mid-Cap 1.5x Strategy Fund	(54,602)	16,218	—	—	(38,384)
Inverse Mid-Cap Strategy Fund	—	(1,297)	—	—	(1,297)
Russell 2000® 2x Strategy Fund	(1,302)	(33,094)	—	—	(34,396)
Russell 2000® 1.5x Strategy Fund	—	16,528	—	—	16,528
Inverse Russell 2000® Strategy Fund	1,656	(1,975)	—	—	(319)
Dow 2x Strategy Fund	8,216	150,505	—	—	158,721
Inverse Dow 2x Strategy Fund	(881)	(56,717)	—	—	(57,598)
Government Long Bond 1.2x Strategy Fund	—	—	92,200	—	92,200
Inverse Government Long Bond Strategy Fund	—	—	(19,469)	—	(19,469)
High Yield Strategy Fund	—	—	31,721	96,575	128,296

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$214,262	$—	$214,262	$—	$—	$214,262
NASDAQ-100® Fund	Swap equity contracts	52,535	—	52,535	—	—	52,535
S&P 500® 2x Strategy Fund	Swap equity contracts	359,444	—	359,444	—	—	359,444
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	648,510	—	648,510	—	—	648,510
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	21,093	—	21,093	—	—	21,093
Inverse Mid-Cap Strategy Fund	Swap equity contracts	64	—	64	—	—	64
Russell 2000® 2x Strategy Fund	Swap equity contracts	25,711	—	25,711	—	—	25,711
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	82,497	—	82,497	—	—	82,497
Inverse Russell 2000® Strategy Fund	Swap equity contracts	1,696	—	1,696	—	—	1,696
Dow 2x Strategy Fund	Swap equity contracts	169,989	—	169,989	—	—	169,989
High Yield Strategy Fund	Credit Index Swap agreements	1,155	—	1,155	—	—	1,155

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$7,122	$—	$7,122	$(5,276)	$(1,846)	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	1,721	—	1,721	(339)	—	1,382
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	3,918	—	3,918	(3,918)	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	876	—	876	(406)	—	470
Russell 2000® 2x Strategy Fund	Swap equity contracts	71,594	—	71,594	—	(71,594)	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	64,229	—	64,229	—	(64,229)	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	1,678	—	1,678	(693)	—	985
Inverse Dow 2x Strategy Fund	Swap equity contracts	56,586	—	56,586	(56,586)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	$30,000	$—
	Goldman Sachs International	Futures contracts	10,061	—
Inverse S&P 500® Strategy Fund Total			40,061	—
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	1,020,000	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	870,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	110,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	216,735	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	375,205	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$15,865
Inverse S&P 500® Strategy Fund	2,565
NASDAQ-100® Fund	39,126
Inverse NASDAQ-100® Strategy Fund	747
S&P 500® 2x Strategy Fund	13,961
NASDAQ-100® 2x Strategy Fund	38,278
Mid-Cap 1.5x Strategy Fund	2,859
Inverse Mid-Cap Strategy Fund	191
Russell 2000® 2x Strategy Fund	2,167
Russell 2000® 1.5x Strategy Fund	3,306
Inverse Russell 2000® Strategy Fund	789
Dow 2x Strategy Fund	7,731
Inverse Dow 2x Strategy Fund	1,635
Government Long Bond 1.2x Strategy Fund	6,042
Inverse Government Long Bond Strategy Fund	1,190
High Yield Strategy Fund	3,160

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

December 31, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	21%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			2.13%
Due 01/04/21	$52,863,147	$52,863,499	02/29/24	$50,484,000	$53,920,527

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.63%
Due 01/04/21	22,023,354	22,023,501	11/15/22	21,811,900	22,463,921

BofA Securities, Inc.			U.S. Treasury Bond
0.06%			5.25%
Due 01/04/21	20,391,995	20,392,131	11/15/28	15,370,000	20,799,887

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$47	$(47)	$—	$50	$—	$50
NASDAQ-100® Fund	124,680	(124,680)	—	132,676	—	132,676
S&P 500® 2x Strategy Fund	24,514	(24,514)	—	25,113	—	25,113
NASDAQ-100® 2x Strategy Fund	101,595	(101,595)	—	108,111	—	108,111
Mid-Cap 1.5x Strategy Fund	4,906	(4,906)	—	5,152	—	5,152
High Yield Strategy Fund	767,870	(767,870)	—	786,010	—	786,010

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$3,551,997	$—	$—	$3,551,997
Inverse S&P 500® Strategy Fund	25,202	—	—	25,202
NASDAQ-100® Fund	12,636,620	—	—	12,636,620
Inverse NASDAQ-100® Strategy Fund	12,149	—	—	12,149
S&P 500® 2x Strategy Fund	6,283,511	—	—	6,283,511
NASDAQ-100® 2x Strategy Fund	18,829,665	—	—	18,829,665
Mid-Cap 1.5x Strategy Fund	43,218	161,089	—	204,307
Inverse Mid-Cap Strategy Fund	2,781	—	—	2,781
Russell 2000® 2x Strategy Fund	18,804	—	—	18,804
Russell 2000® 1.5x Strategy Fund	94,540	54,017	—	148,557
Inverse Russell 2000® Strategy Fund	9,218	—	—	9,218
Dow 2x Strategy Fund	1,605,976	—	—	1,605,976
Inverse Dow 2x Strategy Fund	20,050	—	—	20,050
Government Long Bond 1.2x Strategy Fund	13,020	—	16,202	29,222
Inverse Government Long Bond Strategy Fund	8,507	—	—	8,507
High Yield Strategy Fund	318,168	4,284	—	322,452
U.S. Government Money Market Fund	36,042	413	—	36,455

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$297,044	$—	$—	$297,044
Inverse S&P 500® Strategy Fund	23,392	—	—	23,392
NASDAQ-100® Fund	660,763	1,122,922	—	1,783,685
Inverse NASDAQ-100® Strategy Fund	7,340	—	—	7,340
NASDAQ-100® 2x Strategy Fund	152,254	—	—	152,254
Mid-Cap 1.5x Strategy Fund	57,404	—	—	57,404
Inverse Mid-Cap Strategy Fund	1,261	—	—	1,261
Russell 2000® 2x Strategy Fund	17,289	—	—	17,289
Inverse Russell 2000® Strategy Fund	7,165	—	—	7,165
Dow 2x Strategy Fund	111,188	—	—	111,188
Government Long Bond 1.2x Strategy Fund	192,415	—	—	192,415
High Yield Strategy Fund	210,642	—	—	210,642
U.S. Government Money Market Fund	540,419	—	—	540,419

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NOTES TO FINANCIAL STATEMENTS (continued)

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Nova Fund	$2,129,223	$—	$1,551,789	$—	$—	$3,681,012
Inverse S&P 500® Strategy Fund	—	—	(3,516)	(16,495,534)	—	(16,499,050)
NASDAQ-100® Fund	9,244,565	—	29,041,221	—	—	38,285,786
Inverse NASDAQ-100® Strategy Fund	—	—	(1,332)	(7,973,970)	—	(7,975,302)
S&P 500® 2x Strategy Fund	—	—	404,336	(5,008,764)	—	(4,604,428)
NASDAQ-100® 2x Strategy Fund	19,515,328	—	8,480,081	—	—	27,995,409
Mid-Cap 1.5x Strategy Fund	866,881	—	309,370	—	—	1,176,251
Inverse Mid-Cap Strategy Fund	—	—	(26)	(1,871,101)		(1,871,127)
Russell 2000® 2x Strategy Fund	991,318	—	(32,871)	—	—	958,447
Russell 2000® 1.5x Strategy Fund	1,625,256	—	32,608	—	—	1,657,864
Inverse Russell 2000® Strategy Fund	—	—	2,366	(7,657,246)	—	(7,654,880)
Dow 2x Strategy Fund	—	—	639,496	(335,444)	—	304,052
Inverse Dow 2x Strategy Fund	—	—	(50,047)	(21,368,679)	—	(21,418,726)
Government Long Bond 1.2x Strategy Fund	—	—	47,414	(11,091,980)	—	(11,044,566)
Inverse Government Long Bond Strategy Fund	—	—	(176)	(7,603,015)	—	(7,603,191)
High Yield Strategy Fund	—	—	357,138	(218,575)	—	138,563
U.S. Government Money Market Fund	575	—	—	—	—	575

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(14,755,393)	$(1,740,141)	$(16,495,534)
Inverse NASDAQ-100® Strategy Fund	(7,145,368)	(828,602)	(7,973,970)
S&P 500® 2x Strategy Fund	(3,085,275)	(1,923,489)	(5,008,764)
Inverse Mid-Cap Strategy Fund	(1,741,811)	(129,290)	(1,871,101)*
Inverse Russell 2000® Strategy Fund	(6,813,314)	(843,932)	(7,657,246)
Dow 2x Strategy Fund	—	(335,444)	(335,444)
Inverse Dow 2x Strategy Fund	(19,188,041)	(2,180,638)	(21,368,679)
Government Long Bond 1.2x Strategy Fund	(8,750,903)	(2,341,077)	(11,091,980)
Inverse Government Long Bond Strategy Fund	(5,718,526)	(1,884,489)	(7,603,015)
High Yield Strategy Fund	(218,575)	—	(218,575)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Russell 2000® 2x Strategy Fund	$297,226

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, investments in swaps, the “mark-to-market” of certain derivatives, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and distribution reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$2,864,175	$(2,864,175)
Inverse S&P 500® Strategy Fund	(46,354)	46,354
NASDAQ-100® Fund	13,805,163	(13,805,163)
Inverse NASDAQ-100® Strategy Fund	(14,358)	14,358
S&P 500® 2x Strategy Fund	(139,970)	139,970
NASDAQ-100® 2x Strategy Fund	39,203,131	(39,203,131)
Mid-Cap 1.5x Strategy Fund	74,505	(74,505)
Inverse Mid-Cap Strategy Fund	(3,335)	3,335
Russell 2000® 2x Strategy Fund	1,979,843	(1,979,843)
Russell 2000® 1.5x Strategy Fund	410,268	(410,268)
Inverse Russell 2000® Strategy Fund	(12,877)	12,877
Dow 2x Strategy Fund	(57,889)	57,889
Inverse Dow 2x Strategy Fund	(32,650)	32,650
Inverse Government Long Bond Strategy Fund	(62,913)	62,913
High Yield Strategy Fund	(76,258)	76,258

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$43,285,596	$1,551,789	$—	$1,551,789
Inverse S&P 500® Strategy Fund	1,339,408	3,606	(7,122)	(3,516)
NASDAQ-100® Fund	85,354,177	29,089,098	(47,877)	29,041,221
Inverse NASDAQ-100® Strategy Fund	468,518	389	(1,721)	(1,332)
S&P 500® 2x Strategy Fund	37,432,396	404,614	(278)	404,336
NASDAQ-100® 2x Strategy Fund	123,628,731	8,514,174	(34,093)	8,480,081
Mid-Cap 1.5x Strategy Fund	6,369,035	313,817	(4,447)	309,370
Inverse Mid-Cap Strategy Fund	139,676	850	(876)	(26)
Russell 2000® 2x Strategy Fund	17,338,635	38,723	(71,594)	(32,871)
Russell 2000® 1.5x Strategy Fund	12,529,185	96,837	(64,229)	32,608
Inverse Russell 2000® Strategy Fund	530,626	4,044	(1,678)	2,366
Dow 2x Strategy Fund	14,056,491	644,395	(4,899)	639,496
Inverse Dow 2x Strategy Fund	3,465,987	6,539	(56,586)	(50,047)
Government Long Bond 1.2x Strategy Fund	16,661,277	47,416	(2)	47,414
Inverse Government Long Bond Strategy Fund	1,586,966	—	(176)	(176)
High Yield Strategy Fund	11,197,449	357,138	—	357,138
U.S. Government Money Market Fund	54,926,825	—	—	—

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$175,811,469	$164,797,212
Inverse S&P 500® Strategy Fund	24,031,106	24,257,000
NASDAQ-100® Fund	128,854,511	123,341,331
Inverse NASDAQ-100® Strategy Fund	3,565,987	3,555,000
S&P 500® 2x Strategy Fund	576,042,035	586,342,801
NASDAQ-100® 2x Strategy Fund	511,547,825	488,745,658
Mid-Cap 1.5x Strategy Fund	17,671,224	17,892,323
Inverse Mid-Cap Strategy Fund	349,162	423,000
Russell 2000® 2x Strategy Fund	9,565,645	6,535,000
Russell 2000® 1.5x Strategy Fund	3,904,077	3,225,000
Inverse Russell 2000® Strategy Fund	1,338,424	1,510,000
Dow 2x Strategy Fund	57,978,246	58,811,187
Inverse Dow 2x Strategy Fund	7,806,154	7,860,000
Government Long Bond 1.2x Strategy Fund	20,226,134	19,570,000
Inverse Government Long Bond Strategy Fund	1,240,805	1,325,000
High Yield Strategy Fund	15,760,626	12,423,409

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$420,485,406	$414,901,219
Inverse Government Long Bond Strategy Fund	69,834,274	69,761,024

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$75,945,182	$51,681,150	$561,224
NASDAQ-100® Fund	62,377,843	42,259,704	9,618
S&P 500® 2x Strategy Fund	185,581,558	292,548,029	(204,677)
NASDAQ-100® 2x Strategy Fund	194,867,378	185,236,793	(1,707,913)
Mid-Cap 1.5x Strategy Fund	3,107,317	3,550,223	(39,848)
Dow 2x Strategy Fund	18,447,382	10,455,886	(171,914)
U.S. Government Money Market Fund	—	4,999,125	(866)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Funds did not have any borrowings outstanding under this agreement at December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2020, were as follows:

Fund	Average Daily Balance
Nova Fund	$16,393
NASDAQ-100® Fund	96
S&P 500® 2x Strategy Fund	16,962
NASDAQ-100® 2x Strategy Fund	154,410
Mid-Cap 1.5x Strategy Fund	500
Russell 2000® 2x Strategy Fund	407
Russell 2000® 1.5x Strategy Fund	68
Dow 2x Strategy Fund	1,295
Inverse Dow 2x Strategy Fund	320
Government Long Bond 1.2x Strategy Fund	1,456

11 – Reverse Share Split

Share Splits

Effective on August 24, 2020, reverse share splits occurred for the following Funds:

Fund	Split Type
Mid-Cap 1.5x Strategy Fund	One-for-Ten Reverse Split
Inverse Dow 2x Strategy Fund	One-for-Five Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Mid-Cap 1.5x Strategy Fund and Inverse Dow 2x Strategy Fund by their respective reverse share split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statement of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these reverse share splits. There were no change in net assets, result of operations or total return of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

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NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

168 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Nova Fund	3.66%
NASDAQ-100® Fund	1.88%
S&P 500® 2x Strategy Fund	1.45%
NASDAQ-100® 2x Strategy Fund	0.75%
Mid-Cap 1.5x Strategy Fund	15.70%
Russell 2000® 2x Strategy Fund	0.93%
Russell 2000® 1.5x Strategy Fund	3.18%
Dow 2x Strategy Fund	4.50%
High Yield Strategy Fund	0.02%

With respect to the taxable year ended December 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$—	$1,163,202
NASDAQ-100® Fund	—	11,983,420
NASDAQ-100® 2x Strategy Fund	—	3,860,742
Mid-Cap 1.5x Strategy Fund	161,089	61,501
Russell 2000® 2x Strategy Fund	—	214,153
Russell 2000® 1.5x Strategy Fund	54,017	6,518
High Yield Strategy Fund	4,284	—
U.S. Government Money Market Fund	413	—

170 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filedsuch information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE RYDEX FUNDS ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

176 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

178 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 179

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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12.31.2020

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-ANN-2-1220x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	98
OTHER INFORMATION	99
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	101
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	106
LIQUIDITY RISK MANAGEMENT PROGRAM	109

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2020

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.71%	24.96%	$ 1,000.00	$ 1,249.60	$ 9.70
S&P 500® Pure Value Fund	1.71%	28.81%	1,000.00	1,288.10	9.86
S&P MidCap 400® Pure Growth Fund	1.71%	33.83%	1,000.00	1,338.30	10.08
S&P MidCap 400® Pure Value Fund	1.71%	45.07%	1,000.00	1,450.70	10.56
S&P SmallCap 600® Pure Growth Fund	1.71%	36.66%	1,000.00	1,366.60	10.20
S&P SmallCap 600® Pure Value Fund	1.71%	40.13%	1,000.00	1,401.30	10.35
Europe 1.25x Strategy Fund	1.84%	17.05%	1,000.00	1,170.50	10.07
Japan 2x Strategy Fund	1.67%	64.00%	1,000.00	1,640.00	11.11
Strengthening Dollar 2x Strategy Fund	1.94%	(15.17%)	1,000.00	848.30	9.04
Weakening Dollar 2x Strategy Fund	1.95%	15.84%	1,000.00	1,158.40	10.61

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.71%	5.00%	$ 1,000.00	$ 1,016.59	$ 8.69
S&P 500® Pure Value Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P MidCap 400® Pure Growth Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P MidCap 400® Pure Value Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P SmallCap 600® Pure Growth Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P SmallCap 600® Pure Value Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Europe 1.25x Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Japan 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Strengthening Dollar 2x Strategy Fund	1.94%	5.00%	1,000.00	1,015.43	9.86
Weakening Dollar 2x Strategy Fund	1.95%	5.00%	1,000.00	1,015.38	9.91

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2020, S&P 500® Pure Growth Fund returned 27.32%, compared with a return of 29.58% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index for the period, followed by Health Care and Communication Services. The Energy and Utilities sectors were the largest detractors from return.

Stocks contributing the most to return of the underlying index for the period were ServiceNow, Inc., PayPal Holdings Inc., and NVIDIA Corp. Xerox Holdings Corp., Synchrony Financial, and ConocoPhillips were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	2.7%
Etsy, Inc.	2.6%
PayPal Holdings, Inc.	2.6%
ServiceNow, Inc.	2.4%
Align Technology, Inc.	2.3%
Teradyne, Inc.	2.3%
Amazon.com, Inc.	2.2%
NVIDIA Corp.	2.1%
SVB Financial Group	2.0%
Netflix, Inc.	2.0%
Top Ten Total	23.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	27.32%	14.18%	13.32%
S&P 500 Pure Growth Index	29.58%	16.18%	15.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Technology - 37.6%
ServiceNow, Inc.*	1,520	$836,653
Teradyne, Inc.	6,640	796,070
NVIDIA Corp.	1,440	751,968
Autodesk, Inc.*	2,314	706,557
Advanced Micro Devices, Inc.*	7,117	652,700
Paycom Software, Inc.*	1,439	650,788
Adobe, Inc.*	1,300	650,156
Apple, Inc.	4,820	639,566
Take-Two Interactive Software, Inc.*	2,863	594,903
KLA Corp.	2,209	571,932
salesforce.com, Inc.*	2,521	560,998
Cadence Design Systems, Inc.*	4,069	555,134
QUALCOMM, Inc.	3,550	540,807
Fortinet, Inc.*	3,604	535,302
MSCI, Inc. — Class A	1,197	534,496
Synopsys, Inc.*	1,957	507,333
Lam Research Corp.	1,070	505,329
Microsoft Corp.	2,110	469,306
Qorvo, Inc.*	2,452	407,694
Intuit, Inc.	1,046	397,323
ANSYS, Inc.*	1,044	379,807
Applied Materials, Inc.	4,110	354,693
Xilinx, Inc.	2,430	344,501
Tyler Technologies, Inc.*	738	322,152
Total Technology		13,266,168

Consumer, Non-cyclical - 28.8%
PayPal Holdings, Inc.*	3,867	905,651
Align Technology, Inc.*	1,528	816,532
DaVita, Inc.*	5,620	659,788
IDEXX Laboratories, Inc.*	1,310	654,830
DexCom, Inc.*	1,675	619,281
West Pharmaceutical Services, Inc.	2,080	589,285
Bio-Rad Laboratories, Inc. — Class A*	990	577,111
ABIOMED, Inc.*	1,700	551,140
Catalent, Inc.*	5,270	548,449
Regeneron Pharmaceuticals, Inc.*	1,110	536,252
United Rentals, Inc.*	2,269	526,204
MarketAxess Holdings, Inc.	852	486,117
Vertex Pharmaceuticals, Inc.*	1,847	436,520
Thermo Fisher Scientific, Inc.	934	435,038
Rollins, Inc.	10,830	423,128
Monster Beverage Corp.*	4,460	412,461
ResMed, Inc.	1,730	367,729
Verisk Analytics, Inc. — Class A	1,570	325,916
S&P Global, Inc.	872	286,653
Total Consumer, Non-cyclical		10,158,085

Communications - 14.4%
Etsy, Inc.*	5,240	932,248
Amazon.com, Inc.*	240	781,663
Netflix, Inc.*	1,308	707,275
Facebook, Inc. — Class A*	1,981	541,130
eBay, Inc.	9,050	454,763
Charter Communications, Inc. — Class A*	640	423,392
Arista Networks, Inc.*	1,290	374,835
Twitter, Inc.*	6,750	365,513
Alphabet, Inc. — Class A*	148	259,391
Alphabet, Inc. — Class C*	140	245,263
Total Communications		5,085,473

Consumer, Cyclical - 11.0%
Tesla, Inc.*	1,360	959,711
Pool Corp.	1,520	566,200
Domino’s Pizza, Inc.	1,394	534,543
Tractor Supply Co.	3,730	524,363
Dollar General Corp.	2,220	466,866
Chipotle Mexican Grill, Inc. — Class A*	326	452,068
Copart, Inc.*	3,072	390,912
Total Consumer, Cyclical		3,894,663

Industrial - 3.3%
PerkinElmer, Inc.	2,930	420,455
Old Dominion Freight Line, Inc.	1,986	387,627
Mettler-Toledo International, Inc.*	310	353,301
Total Industrial		1,161,383

Basic Materials - 2.8%
Albemarle Corp.	3,480	513,370
FMC Corp.	3,955	454,548
Total Basic Materials		967,918

Financial - 2.0%
SVB Financial Group*	1,840	713,607

Total Common Stocks
(Cost $25,862,133)		35,247,297

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$176,524	176,524
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	73,542	73,542
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	68,094	68,094
Total Repurchase Agreements
(Cost $318,160)		318,160

Total Investments - 100.8%
(Cost $26,180,293)		$35,565,457
Other Assets & Liabilities, net - (0.8)%		(273,401)
Total Net Assets - 100.0%		$35,292,056

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P 500® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,247,297	$—	$—	$35,247,297
Repurchase Agreements	—	318,160	—	318,160
Total Assets	$35,247,297	$318,160	$—	$35,565,457

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $25,862,133)	$35,247,297
Repurchase agreements, at value (cost $318,160)	318,160
Cash	1,067
Receivables:
Securities sold	191,629
Dividends	8,385
Total assets	35,766,538

Liabilities:
Payable for:
Fund shares redeemed	356,595
Management fees	22,585
Transfer agent and administrative fees	8,101
Investor service fees	7,528
Portfolio accounting fees	3,011
Trustees’ fees*	550
Miscellaneous	76,112
Total liabilities	474,482
Commitments and contingent liabilities (Note 11)	—
Net assets	$35,292,056

Net assets consist of:
Paid in capital	$26,354,523
Total distributable earnings (loss)	8,937,533
Net assets	$35,292,056
Capital shares outstanding	639,642
Net asset value per share	$55.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$257,012
Interest	911
Income from securities lending, net	4
Total investment income	257,927

Expenses:
Management fees	245,538
Investor service fees	81,846
Transfer agent and administrative fees	108,594
Professional fees	60,235
Portfolio accounting fees	32,738
Trustees’ fees*	8,131
Custodian fees	4,987
Line of credit fees	72
Miscellaneous	22,727
Total expenses	564,868
Net investment loss	(306,941)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,989,774
Net realized gain	4,989,774
Net change in unrealized appreciation (depreciation) on:
Investments	3,637,839
Net change in unrealized appreciation (depreciation)	3,637,839
Net realized and unrealized gain	8,627,613
Net increase in net assets resulting from operations	$8,320,672

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(306,941)	$(174,687)
Net realized gain on investments	4,989,774	9,219,238
Net change in unrealized appreciation (depreciation) on investments	3,637,839	740,571
Net increase in net assets resulting from operations	8,320,672	9,785,122

Distributions to shareholders	(6,865,286)	(893,743)

Capital share transactions:
Proceeds from sale of shares	47,158,985	64,113,779
Distributions reinvested	6,865,286	893,743
Cost of shares redeemed	(62,244,297)	(73,667,137)
Net decrease from capital share transactions	(8,220,026)	(8,659,615)
Net increase (decrease) in net assets	(6,764,640)	231,764

Net assets:
Beginning of year	42,056,696	41,824,932
End of year	$35,292,056	$42,056,696

Capital share activity:
Shares sold	941,377	1,281,107
Shares issued from reinvestment of distributions	146,600	17,017
Shares redeemed	(1,220,094)	(1,477,477)
Net decrease in shares	(132,117)	(179,353)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$54.49	$43.97	$50.27	$42.31	$43.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.22)	(.44)	(.38)	(.23)
Net gain (loss) on investments (realized and unrealized)	13.22	11.87	(1.68)	10.51	1.38
Total from investment operations	12.74	11.65	(2.12)	10.13	1.15
Less distributions from:
Net realized gains	(12.06)	(1.13)	(4.18)	(2.17)	(2.56)
Total distributions	(12.06)	(1.13)	(4.18)	(2.17)	(2.56)
Net asset value, end of period	$55.17	$54.49	$43.97	$50.27	$42.31

Total Return[b]	27.32%	26.60%	(5.63%)	24.39%	2.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,292	$42,057	$41,825	$55,023	$43,908
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.42%)	(0.85%)	(0.80%)	(0.54%)
Total expenses	1.73%	1.72%	1.62%	1.67%	1.56%
Portfolio turnover rate	159%	190%	203%	303%	265%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2020, S&P 500® Pure Value Fund returned -10.56%, compared with a return of -8.67% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Materials sector was the leading contributor to performance of the underlying index for the period, followed by the Health Care sector and the Communication Services sector. The Energy, Consumer Discretionary, and Financials sectors were the sectors that detracted most from performance.

The strongest contributors to performance of the underlying index for the year included L Brands, Inc., FedEx Corp., and Corteva Inc. The stocks detracting most from performance of the underlying index were Macy’s Inc., Kohl’s Corp., and American Airlines Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.2%
Unum Group	2.1%
Lincoln National Corp.	1.8%
Lumen Technologies, Inc.	1.7%
Prudential Financial, Inc.	1.7%
HollyFrontier Corp.	1.7%
Xerox Holdings Corp.	1.7%
MetLife, Inc.	1.7%
CVS Health Corp.	1.6%
Valero Energy Corp.	1.5%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	(10.56%)	5.39%	8.43%
S&P 500 Pure Value Index	(8.67%)	7.25%	10.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Financial - 42.9%
Berkshire Hathaway, Inc. — Class B*	2,511	$582,226
Unum Group	24,125	553,428
Lincoln National Corp.	9,262	465,971
Prudential Financial, Inc.	5,568	434,694
MetLife, Inc.	9,190	431,470
Hartford Financial Services Group, Inc.	7,512	367,938
Principal Financial Group, Inc.	6,821	338,390
Invesco Ltd.	18,519	322,786
Citigroup, Inc.	4,961	305,895
Allstate Corp.	2,766	304,066
Everest Re Group Ltd.	1,254	293,549
Loews Corp.	6,141	276,468
Bank of New York Mellon Corp.	6,383	270,894
People’s United Financial, Inc.	20,634	266,798
Citizens Financial Group, Inc.	7,382	263,980
Wells Fargo & Co.	8,738	263,713
Assurant, Inc.	1,914	260,725
American International Group, Inc.	6,818	258,129
Aflac, Inc.	5,771	256,636
Capital One Financial Corp.	2,589	255,923
Travelers Companies, Inc.	1,730	242,840
Fifth Third Bancorp	8,661	238,784
Comerica, Inc.	4,172	233,048
Goldman Sachs Group, Inc.	859	226,527
Zions Bancorp North America	5,190	225,454
KeyCorp	12,917	211,968
Regions Financial Corp.	12,900	207,948
Franklin Resources, Inc.	8,180	204,418
State Street Corp.	2,719	197,889
Bank of America Corp.	6,515	197,470
M&T Bank Corp.	1,544	196,551
SL Green Realty Corp. REIT	3,200	190,656
Morgan Stanley	2,636	180,645
Truist Financial Corp.	3,748	179,642
Cincinnati Financial Corp.	2,000	174,740
Globe Life, Inc.	1,753	166,465
Chubb Ltd.	998	153,612
Kimco Realty Corp. REIT	9,620	144,396
Huntington Bancshares, Inc.	11,187	141,292
PNC Financial Services Group, Inc.	890	132,610
Raymond James Financial, Inc.	1,213	116,048
CBRE Group, Inc. — Class A*	1,750	109,760
U.S. Bancorp	2,350	109,486
Synchrony Financial	2,890	100,312
JPMorgan Chase & Co.	745	94,667
Total Financial		11,150,907

Consumer, Non-cyclical - 17.6%
CVS Health Corp.	5,984	408,707
Viatris, Inc.*	21,310	399,350
Centene Corp.*	6,480	388,994
Archer-Daniels-Midland Co.	7,314	368,699
Kroger Co.	10,880	345,549
Molson Coors Beverage Co. — Class B	7,139	322,611
Cigna Corp.	1,501	312,478
Tyson Foods, Inc. — Class A	4,490	289,336
McKesson Corp.	1,573	273,576
Kraft Heinz Co.	7,049	244,318
Cardinal Health, Inc.	4,330	231,915
Anthem, Inc.	618	198,434
Universal Health Services, Inc. — Class B	1,230	169,125
Perrigo Company plc	3,655	163,452
Corteva, Inc.	3,564	137,998
J M Smucker Co.	1,078	124,617
Henry Schein, Inc.*	1,540	102,964
AmerisourceBergen Corp. — Class A	986	96,391
Total Consumer, Non-cyclical		4,578,514

Consumer, Cyclical - 9.9%
Ford Motor Co.	44,891	394,592
Walgreens Boots Alliance, Inc.	8,572	341,851
General Motors Co.	6,932	288,648
Mohawk Industries, Inc.*	1,911	269,355
Lennar Corp. — Class A	2,916	222,287
Whirlpool Corp.	902	162,802
LKQ Corp.*	4,090	144,132
BorgWarner, Inc.	3,698	142,891
Hanesbrands, Inc.	9,080	132,387
PVH Corp.	1,307	122,714
CarMax, Inc.*	1,130	106,740
Advance Auto Parts, Inc.	610	96,081
Walmart, Inc.	592	85,337
Gap, Inc.	3,808	76,883
Total Consumer, Cyclical		2,586,700

Energy - 9.0%
HollyFrontier Corp.	16,743	432,807
Valero Energy Corp.	7,079	400,459
Phillips 66	4,680	327,319
Exxon Mobil Corp.	7,148	294,641
Marathon Petroleum Corp.	4,410	182,398
TechnipFMC plc	18,448	173,411
Kinder Morgan, Inc.	9,996	136,645
Marathon Oil Corp.	18,906	126,103
Pioneer Natural Resources Co.	810	92,251
Chevron Corp.	1,083	91,459
EOG Resources, Inc.	1,560	77,797
Total Energy		2,335,290

Communications - 6.2%
Lumen Technologies, Inc.	45,010	438,847
ViacomCBS, Inc. — Class B	5,890	219,461
AT&T, Inc.	6,670	191,829
DISH Network Corp. — Class A*	4,554	147,276
Juniper Networks, Inc.	5,560	125,156
Fox Corp. — Class A	3,540	103,085
Discovery, Inc. — Class C*	3,740	97,951
Interpublic Group of Companies, Inc.	3,750	88,200
News Corp. — Class A	3,777	67,873
Discovery, Inc. — Class A*,1	1,940	58,375
Fox Corp. — Class B	1,630	47,074

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
News Corp. — Class B	1,178	$20,933
Total Communications		1,606,060

Technology - 4.9%
Xerox Holdings Corp.	18,620	431,798
Hewlett Packard Enterprise Co.	31,550	373,867
Western Digital Corp.	3,740	207,159
HP, Inc.	6,432	158,163
DXC Technology Co.	3,726	95,944
Total Technology		1,266,931

Industrial - 4.4%
Westrock Co.	6,174	268,754
Textron, Inc.	3,333	161,084
Huntington Ingalls Industries, Inc.	890	151,727
Howmet Aerospace, Inc.	5,200	148,408
Raytheon Technologies Corp.	1,818	130,005
Westinghouse Air Brake Technologies Corp.	1,620	118,584
General Dynamics Corp.	610	90,781
General Electric Co.	7,765	83,862
Total Industrial		1,153,205

Utilities - 3.1%
Exelon Corp.	4,949	208,947
Consolidated Edison, Inc.	1,700	122,859
Evergy, Inc.	1,910	106,024
FirstEnergy Corp.	3,150	96,421
Pinnacle West Capital Corp.	1,200	95,940
PPL Corp.	3,210	90,522
Edison International	1,340	84,179
Total Utilities		804,892

Basic Materials - 1.7%
Nucor Corp.	3,366	179,038
Mosaic Co.	7,555	173,841
International Paper Co.	1,938	96,357
Total Basic Materials		449,236

Total Common Stocks
(Cost $21,299,833)		25,931,735

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$85,981	85,981
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	35,820	35,820
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	33,167	33,167
Total Repurchase Agreements
(Cost $154,968)		154,968

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	41,349	41,349
Total Securities Lending Collateral
(Cost $41,349)		41,349

Total Investments - 100.5%
(Cost $21,496,150)		$26,128,052
Other Assets & Liabilities, net - (0.5)%		(128,923)
Total Net Assets - 100.0%		$25,999,129

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,931,735	$—	$—	$25,931,735
Repurchase Agreements	—	154,968	—	154,968
Securities Lending Collateral	41,349	—	—	41,349
Total Assets	$25,973,084	$154,968	$—	$26,128,052

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $40,622 of securities loaned (cost $21,341,182)	$25,973,084
Repurchase agreements, at value (cost $154,968)	154,968
Receivables:
Dividends	30,665
Securities lending income	46
Total assets	26,158,763

Liabilities:
Payable for:
Return of securities lending collateral	41,349
Fund shares redeemed	40,883
Professional fees	25,011
Management fees	14,888
Printing fees	10,607
Transfer agent and administrative fees	5,340
Investor service fees	4,963
Portfolio accounting fees	1,985
Trustees’ fees*	361
Miscellaneous	14,247
Total liabilities	159,634
Commitments and contingent liabilities (Note 11)	—
Net assets	$25,999,129

Net assets consist of:
Paid in capital	$24,121,309
Total distributable earnings (loss)	1,877,820
Net assets	$25,999,129
Capital shares outstanding	556,031
Net asset value per share	$46.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$535,866
Interest	469
Income from securities lending, net	2,776
Total investment income	539,111

Expenses:
Management fees	143,993
Investor service fees	47,998
Transfer agent and administrative fees	66,132
Professional fees	35,924
Portfolio accounting fees	19,199
Trustees’ fees*	5,883
Custodian fees	3,232
Miscellaneous	9,061
Total expenses	331,422
Net investment income	207,689

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(342,346)
Net realized loss	(342,346)
Net change in unrealized appreciation (depreciation) on:
Investments	(485,148)
Net change in unrealized appreciation (depreciation)	(485,148)
Net realized and unrealized loss	(827,494)
Net decrease in net assets resulting from operations	$(619,805)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$207,689	$370,715
Net realized gain (loss) on investments	(342,346)	3,213,291
Net change in unrealized appreciation (depreciation) on investments	(485,148)	3,562,491
Net increase (decrease) in net assets resulting from operations	(619,805)	7,146,497

Distributions to shareholders	(1,768,964)	(674,374)

Capital share transactions:
Proceeds from sale of shares	27,521,313	43,355,945
Distributions reinvested	1,768,964	674,374
Cost of shares redeemed	(33,633,141)	(50,882,754)
Net decrease from capital share transactions	(4,342,864)	(6,852,435)
Net decrease in net assets	(6,731,633)	(380,312)

Net assets:
Beginning of year	32,730,762	33,111,074
End of year	$25,999,129	$32,730,762

Capital share activity:
Shares sold	678,561	809,655
Shares issued from reinvestment of distributions	47,135	12,210
Shares redeemed	(733,904)	(947,155)
Net decrease in shares	(8,208)	(125,290)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$58.01	$48.02	$61.83	$56.45	$50.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.59	.53	.35	.83
Net gain (loss) on investments (realized and unrealized)	(7.59)	10.53	(7.82)	8.28	9.87
Total from investment operations	(7.13)	11.12	(7.29)	8.63	10.70
Less distributions from:
Net investment income	(.85)	(.45)	(.53)	(.46)	(1.23)
Net realized gains	(3.27)	(.68)	(5.99)	(2.79)	(3.10)
Total distributions	(4.12)	(1.13)	(6.52)	(3.25)	(4.33)
Net asset value, end of period	$46.76	$58.01	$48.02	$61.83	$56.45

Total Return[b]	(10.56%)	23.27%	(13.32%)	15.86%	17.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,999	$32,731	$33,111	$44,496	$44,849
Ratios to average net assets:
Net investment income (loss)	1.08%	1.10%	0.91%	0.61%	0.88%
Total expenses	1.73%	1.72%	1.63%	1.61%	1.56%
Portfolio turnover rate	157%	144%	197%	127%	207%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2020, S&P MidCap 400® Pure Growth Fund returned 30.47%, compared with a return of 32.54% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Information Technology sector contributed the most to the return of the underlying index for the period, followed by the Health Care and the Consumer Discretionary sectors. The Energy, Real Estate, and Financials sectors were the leading detractors from return.

SolarEdge Technologies, Inc., Repligen Corp., and RH added the most to return of the underlying index for the year. WPX Energy, Inc., Matador Resources Co., and LendingTree, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Enphase Energy, Inc.	2.5%
SolarEdge Technologies, Inc.	2.5%
Monolithic Power Systems, Inc.	2.4%
Repligen Corp.	2.3%
Boston Beer Company, Inc. — Class A	2.2%
II-VI, Inc.	2.2%
Quidel Corp.	2.1%
RH	2.1%
Scotts Miracle-Gro Co. — Class A	2.1%
Sunrun, Inc.	2.1%
Top Ten Total	22.5%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	30.47%	9.36%	9.20%
S&P MidCap 400 Pure Growth Index	32.54%	11.22%	10.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 34.0%
Repligen Corp.*	2,458	$471,027
Boston Beer Company, Inc. — Class A*	470	467,316
Quidel Corp.*	2,490	447,328
Paylocity Holding Corp.*	1,910	393,288
Medpace Holdings, Inc.*	2,797	389,342
Emergent BioSolutions, Inc.*	4,120	369,152
Halozyme Therapeutics, Inc.*	7,207	307,811
Avanos Medical, Inc.*	6,670	306,020
Charles River Laboratories International, Inc.*	1,200	299,832
Syneos Health, Inc.*	4,316	294,049
Darling Ingredients, Inc.*	4,840	279,171
Amedisys, Inc.*	945	277,197
Exelixis, Inc.*	12,421	249,289
Masimo Corp.*	905	242,884
HealthEquity, Inc.*	3,440	239,802
CoreLogic, Inc.	3,050	235,826
Helen of Troy Ltd.*	960	213,302
ASGN, Inc.*	2,380	198,801
Bio-Techne Corp.	582	184,814
Penumbra, Inc.*	1,054	184,450
Arrowhead Pharmaceuticals, Inc.*	2,201	168,883
PRA Health Sciences, Inc.*	1,331	166,961
LHC Group, Inc.*	770	164,257
FTI Consulting, Inc.*	1,369	152,945
Insperity, Inc.	1,730	140,857
Jazz Pharmaceuticals plc*	761	125,603
Chemed Corp.	220	117,174
Total Consumer, Non-cyclical		7,087,381

Industrial - 17.3%
II-VI, Inc.*	5,950	451,962
Generac Holdings, Inc.*	1,767	401,834
Trex Company, Inc.*	4,428	370,712
TopBuild Corp.*	1,970	362,638
Axon Enterprise, Inc.*	2,853	349,578
Knight-Swift Transportation Holdings, Inc.	5,947	248,703
Trimble, Inc.*	3,030	202,313
Timken Co.	2,418	187,056
Simpson Manufacturing Company, Inc.	1,710	159,800
Mercury Systems, Inc.*	1,798	158,332
Tetra Tech, Inc.	1,199	138,820
Graco, Inc.	1,800	130,230
Cognex Corp.	1,584	127,172
Toro Co.	1,279	121,300
Universal Display Corp.	489	112,372
Lincoln Electric Holdings, Inc.	825	95,906
Total Industrial		3,618,728

Consumer, Cyclical - 17.2%
RH*	979	438,122
Scotts Miracle-Gro Co. — Class A	2,184	434,922
Wingstop, Inc.	2,800	371,140
Lithia Motors, Inc. — Class A	1,170	342,424
Ollie’s Bargain Outlet Holdings, Inc.*	3,520	287,830
Fox Factory Holding Corp.*	2,690	284,360
Churchill Downs, Inc.	1,459	284,199
Deckers Outdoor Corp.*	870	249,499
Williams-Sonoma, Inc.	2,410	245,434
Five Below, Inc.*	1,264	221,175
Tempur Sealy International, Inc.*	4,830	130,410
Mattel, Inc.*	6,070	105,921
Texas Roadhouse, Inc. — Class A	1,280	100,045
Jack in the Box, Inc.	950	88,160
Total Consumer, Cyclical		3,583,641

Energy - 10.2%
Enphase Energy, Inc.*	3,030	531,674
SolarEdge Technologies, Inc.*	1,633	521,123
Sunrun, Inc.*	6,190	429,462
First Solar, Inc.*	3,060	302,695
Antero Midstream Corp.	29,860	230,221
CNX Resources Corp.*	10,600	114,480
Total Energy		2,129,655

Technology - 9.2%
Monolithic Power Systems, Inc.	1,349	494,045
Sailpoint Technologies Holdings, Inc.*	5,510	293,352
CMC Materials, Inc.	1,634	247,224
Qualys, Inc.*	1,760	214,491
Fair Isaac Corp.*	405	206,971
Lumentum Holdings, Inc.*	1,924	182,395
PTC, Inc.*	1,490	178,219
MKS Instruments, Inc.	687	103,359
Total Technology		1,920,056

Financial - 8.0%
Kinsale Capital Group, Inc.	2,050	410,267
Brighthouse Financial, Inc.*	11,220	406,220
SLM Corp.	24,630	305,166
Brown & Brown, Inc.	3,440	163,090
Primerica, Inc.	1,055	141,296
Interactive Brokers Group, Inc. — Class A	2,050	124,886
Eaton Vance Corp.	1,730	117,519
Total Financial		1,668,444

Communications - 3.6%
Grubhub, Inc.*	4,750	352,783
Cable One, Inc.	90	200,495
FactSet Research Systems, Inc.	370	123,025
New York Times Co. — Class A	1,690	87,491
Total Communications		763,794

Total Common Stocks
(Cost $16,573,923)		20,771,699

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.8%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$89,233	$89,233
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	37,175	37,175
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	34,422	34,422
Total Repurchase Agreements
(Cost $160,830)		160,830

Total Investments - 100.3%
(Cost $16,734,753)		$20,932,529
Other Assets & Liabilities, net - (0.3)%		(62,871)
Total Net Assets - 100.0%		$20,869,658

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,771,699	$—	$—	$20,771,699
Repurchase Agreements	—	160,830	—	160,830
Total Assets	$20,771,699	$160,830	$—	$20,932,529

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $16,573,923)	$20,771,699
Repurchase agreements, at value (cost $160,830)	160,830
Cash	502
Receivables:
Fund shares sold	11,084
Dividends	4,254
Securities lending income	123
Total assets	20,948,492

Liabilities:
Payable for:
Professional fees	18,625
Management fees	13,114
Fund shares redeemed	11,627
Printing fees	7,899
Transfer agent and administrative fees	4,704
Investor service fees	4,371
Portfolio accounting fees	1,749
Trustees’ fees*	312
Miscellaneous	16,433
Total liabilities	78,834
Commitments and contingent liabilities (Note 11)	—
Net assets	$20,869,658

Net assets consist of:
Paid in capital	$15,605,202
Total distributable earnings (loss)	5,264,456
Net assets	$20,869,658
Capital shares outstanding	460,554
Net asset value per share	$45.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$83,518
Interest	293
Income from securities lending, net	841
Total investment income	84,652

Expenses:
Management fees	107,228
Investor service fees	35,743
Transfer agent and administrative fees	45,892
Professional fees	25,359
Portfolio accounting fees	14,297
Trustees’ fees*	2,906
Custodian fees	2,113
Line of credit fees	31
Miscellaneous	13,016
Total expenses	246,585
Net investment loss	(161,933)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,838,567
Net realized gain	1,838,567
Net change in unrealized appreciation (depreciation) on:
Investments	3,082,718
Net change in unrealized appreciation (depreciation)	3,082,718
Net realized and unrealized gain	4,921,285
Net increase in net assets resulting from operations	$4,759,352

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(161,933)	$(109,888)
Net realized gain on investments	1,838,567	1,664,662
Net change in unrealized appreciation (depreciation) on investments	3,082,718	442,373
Net increase in net assets resulting from operations	4,759,352	1,997,147

Distributions to shareholders	(549,822)	—

Capital share transactions:
Proceeds from sale of shares	23,579,335	15,348,447
Distributions reinvested	549,822	—
Cost of shares redeemed	(20,206,916)	(18,818,025)
Net increase (decrease) from capital share transactions	3,922,241	(3,469,578)
Net increase (decrease) in net assets	8,131,771	(1,472,431)

Net assets:
Beginning of year	12,737,887	14,210,318
End of year	$20,869,658	$12,737,887

Capital share activity:
Shares sold	651,346	441,408
Shares issued from reinvestment of distributions	15,320	—
Shares redeemed	(558,244)	(542,670)
Net increase (decrease) in shares	108,422	(101,262)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$36.17	$31.34	$39.31	$33.11	$32.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.27)	(.28)	(.25)	(.22)
Net gain (loss) on investments (realized and unrealized)	11.04	5.10	(4.97)	6.45	1.10
Total from investment operations	10.63	4.83	(5.25)	6.20	.88
Less distributions from:
Net realized gains	(1.49)	—	(2.72)	—	—
Total distributions	(1.49)	—	(2.72)	—	—
Net asset value, end of period	$45.31	$36.17	$31.34	$39.31	$33.11

Total Return[b]	30.47%	15.41%	(14.83%)	18.73%	2.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,870	$12,738	$14,210	$20,394	$19,061
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(0.77%)	(0.72%)	(0.70%)	(0.71%)
Total expenses	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	204%	176%	183%	233%	296%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2020, S&P MidCap 400® Pure Value Fund returned 7.42%, compared with a return of 9.61% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector contributed the most to the return of the underlying index for the period, followed by the Materials and the Information Technology sectors. The Financials, Real Estate, and Energy sectors were the leading detractors from return.

Penn National Gaming, Inc., CNX Resources Corp., and United States Steel Corp. added the most to return of the underlying index for the year. Chesapeake Energy Corp., Dillard’s, Inc. — Class A, and PBF Energy, Inc. — Class A detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Avnet, Inc.	2.2%
Telephone & Data Systems, Inc.	2.2%
World Fuel Services Corp.	2.1%
Genworth Financial, Inc. — Class A	2.0%
Domtar Corp.	2.0%
Reinsurance Group of America, Inc. — Class A	1.9%
Graham Holdings Co. — Class B	1.8%
Taylor Morrison Home Corp. — Class A	1.7%
Commercial Metals Co.	1.7%
Kohl’s Corp.	1.7%
Top Ten Total	19.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	7.42%	9.22%	7.99%
S&P MidCap 400 Pure Value Index	9.61%	11.17%	10.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Financial - 40.1%
Genworth Financial, Inc. — Class A*	86,002	$325,088
Reinsurance Group of America, Inc. — Class A	2,635	305,396
CNO Financial Group, Inc.	10,932	243,018
Jefferies Financial Group, Inc.	9,527	234,364
Old Republic International Corp.	11,456	225,798
Navient Corp.	22,112	217,140
Mercury General Corp.	4,041	210,981
Associated Banc-Corp.	11,004	187,618
First American Financial Corp.	3,520	181,738
FNB Corp.	17,804	169,138
Sterling Bancorp	8,877	159,608
Jones Lang LaSalle, Inc.*	1,070	158,756
New York Community Bancorp, Inc.	15,020	158,461
Wintrust Financial Corp.	2,570	157,001
Alleghany Corp.	260	156,959
Kemper Corp.	2,011	154,505
Fulton Financial Corp.	11,500	146,280
Valley National Bancorp	14,583	142,184
Trustmark Corp.	5,060	138,189
Washington Federal, Inc.	5,330	137,194
Hanover Insurance Group, Inc.	1,170	136,796
First Horizon National Corp.	10,536	134,439
MGIC Investment Corp.	10,590	132,904
United Bankshares, Inc.	3,990	129,276
Macerich Co. REIT[1]	12,100	129,107
Bank OZK	4,051	126,675
Pinnacle Financial Partners, Inc.	1,959	126,160
Hancock Whitney Corp.	3,641	123,867
Cathay General Bancorp	3,760	121,034
TCF Financial Corp.	3,125	115,687
International Bancshares Corp.	3,070	114,941
BancorpSouth Bank	4,130	113,327
Prosperity Bancshares, Inc.	1,560	108,202
American Financial Group, Inc.	1,230	107,773
Synovus Financial Corp.	3,210	103,908
Service Properties Trust REIT	8,730	100,308
Alliance Data Systems Corp.	1,320	97,812
Webster Financial Corp.	2,060	86,829
Pebblebrook Hotel Trust REIT	4,356	81,893
East West Bancorp, Inc.	1,510	76,572
Selective Insurance Group, Inc.	1,120	75,018
UMB Financial Corp.	1,070	73,819
Sabra Health Care REIT, Inc.	4,190	72,780
Texas Capital Bancshares, Inc.*	1,221	72,650
Janus Henderson Group plc	2,110	68,596
Cousins Properties, Inc. REIT	2,040	68,340
CIT Group, Inc.	1,850	66,415
Total Financial		6,574,544

Consumer, Cyclical - 19.7%
World Fuel Services Corp.	11,266	351,048
Taylor Morrison Home Corp. — Class A*	10,973	281,457
Kohl’s Corp.	6,710	273,030
AutoNation, Inc.*	3,767	262,899
Dana, Inc.	12,214	238,417
TRI Pointe Group, Inc.*	13,128	226,458
Univar Solutions, Inc.*	11,570	219,946
Foot Locker, Inc.	4,894	197,913
KB Home	5,430	182,014
Dick’s Sporting Goods, Inc.	2,917	163,965
Lear Corp.	888	141,219
BJ’s Wholesale Club Holdings, Inc.*	3,654	136,221
Thor Industries, Inc.	1,280	119,027
Goodyear Tire & Rubber Co.	10,213	111,424
Adient plc*	2,721	94,609
KAR Auction Services, Inc.	4,357	81,084
Urban Outfitters, Inc.*	3,022	77,363
HNI Corp.	1,780	61,339
Total Consumer, Cyclical		3,219,433

Industrial - 15.9%
Avnet, Inc.	10,486	368,163
Arrow Electronics, Inc.*	2,773	269,813
SYNNEX Corp.	2,887	235,117
Ryder System, Inc.	3,330	205,661
Jabil, Inc.	4,220	179,477
O-I Glass, Inc.	12,730	151,487
Greif, Inc. — Class A	3,132	146,828
EMCOR Group, Inc.	1,440	131,703
MasTec, Inc.*	1,840	125,451
MDU Resources Group, Inc.	4,390	115,633
Dycom Industries, Inc.*	1,387	104,746
Oshkosh Corp.	1,160	99,841
AECOM*	1,953	97,220
KBR, Inc.	2,550	78,872
Trinity Industries, Inc.	2,944	77,692
Kirby Corp.*	1,470	76,190
Colfax Corp.*	1,880	71,891
GATX Corp.	740	61,553
Total Industrial		2,597,338

Consumer, Non-cyclical - 10.3%
Graham Holdings Co. — Class B	560	298,693
Pilgrim’s Pride Corp.*	10,780	211,396
ManpowerGroup, Inc.	2,319	209,127
Sprouts Farmers Market, Inc.*	9,953	200,055
TreeHouse Foods, Inc.*	4,196	178,288
Adtalem Global Education, Inc.*	4,071	138,211
Tenet Healthcare Corp.*	2,988	119,311
Edgewell Personal Care Co.	3,170	109,619
Ingredion, Inc.	1,160	91,257
Prestige Consumer Healthcare, Inc.*	2,050	71,483
Strategic Education, Inc.	700	66,731
Total Consumer, Non-cyclical		1,694,171

Basic Materials - 6.0%
Domtar Corp.	10,155	321,406
Commercial Metals Co.	13,319	273,572
Reliance Steel & Aluminum Co.	1,000	119,750
Steel Dynamics, Inc.	2,680	98,812

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
United States Steel Corp.	5,217	$87,489
Minerals Technologies, Inc.	1,303	80,942
Total Basic Materials		981,971

Communications - 3.0%
Telephone & Data Systems, Inc.	19,565	363,322
ViaSat, Inc.*	4,170	136,151
Total Communications		499,473

Technology - 1.7%
NCR Corp.*	3,970	149,153
NetScout Systems, Inc.*	4,784	131,177
Total Technology		280,330

Utilities - 1.5%
Southwest Gas Holdings, Inc.	1,640	99,630
UGI Corp.	2,140	74,814
ALLETE, Inc.	1,090	67,515
Total Utilities		241,959

Energy - 1.2%
Murphy USA, Inc.	1,480	193,688

Total Common Stocks
(Cost $13,914,802)		16,282,907

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$62,737	62,737
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	26,137	26,137
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	24,201	24,201
Total Repurchase Agreements
(Cost $113,075)		113,075

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	94,481	94,481
Total Securities Lending Collateral
(Cost $94,481)		94,481

Total Investments - 100.7%
(Cost $14,122,358)		$16,490,463
Other Assets & Liabilities, net - (0.7)%		(122,286)
Total Net Assets - 100.0%		$16,368,177

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,282,907	$—	$—	$16,282,907
Repurchase Agreements	—	113,075	—	113,075
Securities Lending Collateral	94,481	—	—	94,481
Total Assets	$16,377,388	$113,075	$—	$16,490,463

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $91,261 of securities loaned (cost $14,009,283)	$16,377,388
Repurchase agreements, at value (cost $113,075)	113,075
Receivables:
Securities sold	660,895
Dividends	8,469
Securities lending income	434
Total assets	17,160,261

Liabilities:
Overdraft due to custodian bank	1,068
Payable for:
Fund shares redeemed	643,576
Return of securities lending collateral	94,481
Management fees	10,146
Transfer agent and administrative fees	3,639
Investor service fees	3,382
Portfolio accounting fees	1,353
Trustees’ fees*	250
Miscellaneous	34,189
Total liabilities	792,084
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,368,177

Net assets consist of:
Paid in capital	$14,775,896
Total distributable earnings (loss)	1,592,281
Net assets	$16,368,177
Capital shares outstanding	378,576
Net asset value per share	$43.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$160,190
Interest	180
Income from securities lending, net	3,609
Total investment income	163,979

Expenses:
Management fees	61,656
Investor service fees	20,552
Transfer agent and administrative fees	26,862
Professional fees	14,656
Portfolio accounting fees	8,221
Trustees’ fees*	1,897
Custodian fees	1,236
Miscellaneous	6,538
Total expenses	141,618
Net investment income	22,361

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	101,276
Net realized gain	101,276
Net change in unrealized appreciation (depreciation) on:
Investments	1,081,423
Net change in unrealized appreciation (depreciation)	1,081,423
Net realized and unrealized gain	1,182,699
Net increase in net assets resulting from operations	$1,205,060

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,361	$35,206
Net realized gain on investments	101,276	846,642
Net change in unrealized appreciation (depreciation) on investments	1,081,423	1,093,223
Net increase in net assets resulting from operations	1,205,060	1,975,071

Distributions to shareholders	(307,126)	—

Capital share transactions:
Proceeds from sale of shares	24,813,296	15,114,260
Distributions reinvested	307,126	—
Cost of shares redeemed	(19,068,103)	(16,656,592)
Net increase (decrease) from capital share transactions	6,052,319	(1,542,332)
Net increase in net assets	6,950,253	432,739

Net assets:
Beginning of year	9,417,924	8,985,185
End of year	$16,368,177	$9,417,924

Capital share activity:
Shares sold	687,958	377,132
Shares issued from reinvestment of distributions	9,769	—
Shares redeemed	(542,587)	(414,713)
Net increase (decrease) in shares	155,140	(37,581)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$42.15	$34.42	$49.79	$54.35	$42.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.14	(.01)	(.05)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.49	7.59	(7.95)	6.13	12.41
Total from investment operations	2.58	7.73	(7.96)	6.08	12.35
Less distributions from:
Net investment income	(.15)	—	—	—	(.30)
Net realized gains	(1.34)	—	(7.41)	(10.64)	—
Total distributions	(1.49)	—	(7.41)	(10.64)	(.30)
Net asset value, end of period	$43.24	$42.15	$34.42	$49.79	$54.35

Total Return[b]	7.42%	22.46%	(18.98%)	13.15%	28.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,368	$9,418	$8,985	$17,415	$30,207
Ratios to average net assets:
Net investment income (loss)	0.27%	0.35%	(0.03%)	(0.10%)	(0.07%)
Total expenses	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	320%	188%	145%	144%	282%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2020, S&P SmallCap 600® Pure Growth Fund return was 15.76%, compared with a return of 18.12% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary, Information Technology, and Real Estate sectors contributed the most to the return of the underlying index for the period. The Energy, Financials, and Industrials sectors detracted the most from return.

The best-performing stocks of the underlying index for the period were Innovative Industrial Properties, Inc. REIT, Kinsale Capital Group, Inc., and Wingstop, Inc. The weakest performers of the underlying index were Talos Energy, Inc., Par Pacific Holdings, Inc., and Granite Point Mortgage Trust, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Mr Cooper Group, Inc.	2.1%
Renewable Energy Group, Inc.	1.8%
Alarm.com Holdings, Inc.	1.6%
Innovative Industrial Properties, Inc. REIT	1.6%
Trupanion, Inc.	1.6%
Fulgent Genetics, Inc.	1.6%
MarineMax, Inc.	1.6%
St. Joe Co.	1.5%
Vista Outdoor, Inc.	1.4%
Medifast, Inc.	1.4%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	15.76%	10.31%	10.16%
S&P SmallCap 600 Pure Growth Index	18.12%	12.35%	12.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Consumer, Non-cyclical - 27.9%
Alarm.com Holdings, Inc.*	2,551	$263,901
Fulgent Genetics, Inc.*,1	4,810	250,601
Medifast, Inc.	1,121	220,097
Corcept Therapeutics, Inc.*	8,346	218,331
Coherus Biosciences, Inc.*	11,610	201,782
R1 RCM, Inc.*	8,140	195,523
Pennant Group, Inc.*	3,197	185,618
NeoGenomics, Inc.*	3,030	163,135
Green Dot Corp. — Class A*	2,900	161,820
Meridian Bioscience, Inc.*	8,550	159,799
Community Health Systems, Inc.*	21,140	157,070
Zynex, Inc.*,1	11,112	149,567
Innoviva, Inc.*	11,108	137,628
Merit Medical Systems, Inc.*	2,380	132,114
National Beverage Corp.[1]	1,530	129,897
Pacira BioSciences, Inc.*	2,100	125,664
Supernus Pharmaceuticals, Inc.*	4,850	122,026
B&G Foods, Inc.[1]	4,370	121,180
Ensign Group, Inc.	1,630	118,860
Rent-A-Center, Inc.	3,029	115,981
Xencor, Inc.*	2,630	114,747
BioTelemetry, Inc.*	1,540	111,003
Arlo Technologies, Inc.*	13,820	107,658
Providence Service Corp.*	750	103,972
REGENXBIO, Inc.*	2,202	99,883
Addus HomeCare Corp.*	647	75,757
Cytokinetics, Inc.*	3,470	72,107
Omnicell, Inc.*	530	63,611
EVERTEC, Inc.	1,495	58,783
WD-40 Co.	200	53,136
HMS Holdings Corp.*	1,420	52,185
Luminex Corp.	2,230	51,558
Forrester Research, Inc.*	1,100	46,090
Tactile Systems Technology, Inc.*	990	44,491
LeMaitre Vascular, Inc.	1,064	43,092
Heska Corp.*	270	39,325
Total Consumer, Non-cyclical		4,467,992

Financial - 17.3%
Mr Cooper Group, Inc.*	10,650	330,470
Innovative Industrial Properties, Inc. REIT	1,433	262,425
Trupanion, Inc.*	2,110	252,588
St. Joe Co.	5,592	237,380
Safehold, Inc. REIT	2,744	198,913
StoneX Group, Inc.*	3,140	181,806
Palomar Holdings, Inc.*	1,860	165,242
Brightsphere Investment Group, Inc.	8,170	157,518
Virtus Investment Partners, Inc.	584	126,728
Axos Financial, Inc.*	3,110	116,718
eHealth, Inc.*	1,370	96,736
Walker & Dunlop, Inc.	1,040	95,701
Triumph Bancorp, Inc.*	1,840	89,332
HCI Group, Inc.	1,700	88,910
Essential Properties Realty Trust, Inc. REIT	4,094	86,793
PRA Group, Inc.*	2,040	80,906
ServisFirst Bancshares, Inc.	1,880	75,745
NMI Holdings, Inc. — Class A*	3,164	71,665
Community Healthcare Trust, Inc. REIT	1,213	57,144
Total Financial		2,772,720

Consumer, Cyclical - 16.8%
MarineMax, Inc.*	7,100	248,713
Vista Outdoor, Inc.*	9,700	230,472
Big Lots, Inc.	5,070	217,655
iRobot Corp.*,1	2,680	215,177
Century Communities, Inc.*	4,270	186,941
Hibbett Sports, Inc.*	3,660	169,019
LGI Homes, Inc.*	1,591	168,407
Sleep Number Corp.*	2,039	166,913
Lumber Liquidators Holdings, Inc.*	5,200	159,848
Installed Building Products, Inc.*	1,500	152,895
YETI Holdings, Inc.*	2,175	148,922
Crocs, Inc.*	2,320	145,371
Meritage Homes Corp.*	1,470	121,745
PetMed Express, Inc.	2,330	74,700
Dine Brands Global, Inc.	1,200	69,600
LCI Industries	490	63,543
Tupperware Brands Corp.*	1,680	54,415
Dorman Products, Inc.*	600	52,092
Shake Shack, Inc. — Class A*	564	47,816
Total Consumer, Cyclical		2,694,244

Technology - 14.8%
Glu Mobile, Inc.*	24,205	218,087
Simulations Plus, Inc.	2,830	203,534
SPS Commerce, Inc.*	1,631	177,110
MicroStrategy, Inc. — Class A*	420	163,191
Brooks Automation, Inc.	2,350	159,447
FormFactor, Inc.*	2,946	126,737
LivePerson, Inc.*	1,860	115,748
TTEC Holdings, Inc.	1,481	108,009
Ebix, Inc.	2,780	105,557
Power Integrations, Inc.	1,218	99,705
8x8, Inc.*	2,637	90,897
CEVA, Inc.*	1,950	88,725
Onto Innovation, Inc.*	1,820	86,541
Diodes, Inc.*	1,195	84,248
Ultra Clean Holdings, Inc.*	2,477	77,159
Virtusa Corp.*	1,493	76,337
Allscripts Healthcare Solutions, Inc.*	4,880	70,467
Cohu, Inc.	1,830	69,869
Agilysys, Inc.*	1,781	68,355
ExlService Holdings, Inc.*	791	67,338
Tabula Rasa HealthCare, Inc.*	1,380	59,119
OneSpan, Inc.*	2,160	44,669
Total Technology		2,360,849

Industrial - 11.8%
Chart Industries, Inc.*	1,490	175,507
Vicor Corp.*	1,704	157,143
Advanced Energy Industries, Inc.*	1,584	153,601

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Saia, Inc.*	815	$147,352
Patrick Industries, Inc.	1,772	121,116
Comfort Systems USA, Inc.	2,220	116,905
AeroVironment, Inc.*	1,320	114,708
Proto Labs, Inc.*	690	105,846
PGT Innovations, Inc.*	5,180	105,361
AAON, Inc.	1,450	96,614
Matson, Inc.	1,450	82,607
Exponent, Inc.	810	72,924
Marten Transport Ltd.	4,170	71,849
Alamo Group, Inc.	520	71,734
Forward Air Corp.	893	68,618
Gibraltar Industries, Inc.*	910	65,465
Federal Signal Corp.	1,799	59,673
Badger Meter, Inc.	590	55,495
Franklin Electric Company, Inc.	741	51,285
Total Industrial		1,893,803

Communications - 5.8%
Stamps.com, Inc.*	980	192,266
TechTarget, Inc.*	3,079	182,000
Shutterstock, Inc.	1,661	119,094
QuinStreet, Inc.*	4,418	94,722
Vonage Holdings Corp.*	7,080	91,155
Cincinnati Bell, Inc.*	5,850	89,388
Perficient, Inc.*	1,354	64,518
Viavi Solutions, Inc.*	3,397	50,870
NIC, Inc.	1,589	41,044
Total Communications		925,057

Energy - 3.0%
Renewable Energy Group, Inc.*	4,090	289,654
Bonanza Creek Energy, Inc.*	7,360	142,269
DMC Global, Inc.	1,204	52,073
Total Energy		483,996

Basic Materials - 2.0%
Quaker Chemical Corp.	490	124,161
Livent Corp.*	5,610	105,692
Cleveland-Cliffs, Inc.	5,940	86,487
Total Basic Materials		316,340

Total Common Stocks
(Cost $13,250,185)		15,915,001

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$61,187	61,187
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	25,491	25,491
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	23,603	23,603
Total Repurchase Agreements
(Cost $110,281)		110,281

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	577,649	577,649
Total Securities Lending Collateral
(Cost $577,649)		577,649

Total Investments - 103.7%
(Cost $13,938,115)		$16,602,931
Other Assets & Liabilities, net - (3.7)%		(588,794)
Total Net Assets - 100.0%		$16,014,137

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
REIT – Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,915,001	$—	$—	$15,915,001
Repurchase Agreements	—	110,281	—	110,281
Securities Lending Collateral	577,649	—	—	577,649
Total Assets	$16,492,650	$110,281	$—	$16,602,931

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $555,893 of securities loaned (cost $13,827,834)	$16,492,650
Repurchase agreements, at value (cost $110,281)	110,281
Receivables:
Fund shares sold	1,304,553
Dividends	8,923
Securities lending income	413
Total assets	17,916,820

Liabilities:
Payable for:
Securities purchased	1,279,350
Return of securities lending collateral	577,649
Management fees	9,066
Transfer agent and administrative fees	3,252
Investor service fees	3,022
Portfolio accounting fees	1,209
Fund shares redeemed	606
Trustees’ fees*	206
Miscellaneous	28,323
Total liabilities	1,902,683
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,014,137

Net assets consist of:
Paid in capital	$13,772,025
Total distributable earnings (loss)	2,242,112
Net assets	$16,014,137
Capital shares outstanding	263,410
Net asset value per share	$60.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$74,439
Interest	299
Income from securities lending, net	1,440
Total investment income	76,178

Expenses:
Management fees	71,466
Investor service fees	23,822
Transfer agent and administrative fees	31,399
Professional fees	17,366
Portfolio accounting fees	9,528
Trustees’ fees*	2,290
Custodian fees	1,441
Line of credit fees	143
Miscellaneous	6,870
Total expenses	164,325
Net investment loss	(88,147)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	167,890
Net realized gain	167,890
Net change in unrealized appreciation (depreciation) on:
Investments	1,703,710
Net change in unrealized appreciation (depreciation)	1,703,710
Net realized and unrealized gain	1,871,600
Net increase in net assets resulting from operations	$1,783,453

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(88,147)	$(81,181)
Net realized gain on investments	167,890	2,382,069
Net change in unrealized appreciation (depreciation) on investments	1,703,710	(722,819)
Net increase in net assets resulting from operations	1,783,453	1,578,069

Distributions to shareholders	(448,156)	—

Capital share transactions:
Proceeds from sale of shares	19,287,441	16,580,571
Distributions reinvested	448,156	—
Cost of shares redeemed	(17,379,693)	(22,841,246)
Net increase (decrease) from capital share transactions	2,355,904	(6,260,675)
Net increase (decrease) in net assets	3,691,201	(4,682,606)

Net assets:
Beginning of year	12,322,936	17,005,542
End of year	$16,014,137	$12,322,936

Capital share activity:
Shares sold	387,331	316,090
Shares issued from reinvestment of distributions	9,650	—
Shares redeemed	(356,659)	(439,562)
Net increase (decrease) in shares	40,322	(123,472)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$55.24	$49.07	$54.95	$49.86	$42.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.36)	(.60)	(.47)	(.14)
Net gain (loss) on investments (realized and unrealized)	8.42	6.53	(4.12)	8.25	7.99
Total from investment operations	7.97	6.17	(4.72)	7.78	7.85
Less distributions from:
Net realized gains	(2.41)	—	(1.16)	(2.69)	—
Total distributions	(2.41)	—	(1.16)	(2.69)	—
Net asset value, end of period	$60.80	$55.24	$49.07	$54.95	$49.86

Total Return[b]	15.76%	12.57%	(9.03%)	16.08%	18.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,014	$12,323	$17,006	$20,438	$20,844
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.69%)	(1.01%)	(0.90%)	(0.32%)
Total expenses	1.72%	1.73%	1.63%	1.61%	1.56%
Portfolio turnover rate	258%	190%	313%	280%	475%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2020, S&P SmallCap 600® Pure Value Fund returned -5.97%, compared with a return of -4.20% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Industrials, Consumer Staples, and Consumer Discretionary sectors. The Energy, Real Estate, and Communication Services sectors detracted the most from return.

The stocks contributing the most to return of the underlying index were Atlas Air Worldwide Holdings, Inc., Renewable Energy Group, Inc., and Southwestern Energy Company. Those detracting the most from return of the underlying index were Denbury Resources, Inc., Whiting Petroleum Corp., and Gannett Co., Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Aaron’s Company, Inc.	1.4%
CONSOL Energy, Inc.	1.3%
Veritiv Corp.	1.2%
Greenbrier Companies, Inc.	1.2%
Andersons, Inc.	1.2%
G-III Apparel Group Ltd.	1.2%
Seneca Foods Corp. — Class A	1.2%
QEP Resources, Inc.	1.2%
Fresh Del Monte Produce, Inc.	1.1%
SpartanNash Co.	1.1%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	(5.97%)	3.44%	4.91%
S&P SmallCap 600 Pure Value Index	(4.20%)	5.28%	6.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 25.6%
CoreCivic, Inc. REIT	13,028	$85,333
Universal Insurance Holdings, Inc.	4,930	74,492
Stewart Information Services Corp.	1,391	67,269
EZCORP, Inc. — Class A*	13,984	66,983
Realogy Holdings Corp.*	5,082	66,676
GEO Group, Inc. REIT[1]	7,291	64,598
American Equity Investment Life Holding Co.	2,221	61,433
Encore Capital Group, Inc.*	1,495	58,230
United Insurance Holdings Corp.	10,180	58,229
Employers Holdings, Inc.	1,640	52,792
Third Point Reinsurance Ltd.*	5,200	49,504
United Fire Group, Inc.	1,957	49,121
Customers Bancorp, Inc.*	2,744	47,912
Hanmi Financial Corp.	4,040	45,814
Boston Private Financial Holdings, Inc.	5,390	45,546
Enova International, Inc.*	1,800	44,586
First Midwest Bancorp, Inc.	2,610	41,551
Office Properties Income Trust REIT	1,820	41,350
Simmons First National Corp. — Class A	1,909	41,215
Hope Bancorp, Inc.	3,769	41,120
First Financial Bancorp	2,280	39,969
Assured Guaranty Ltd.	1,252	39,425
Provident Financial Services, Inc.	2,170	38,973
Central Pacific Financial Corp.	2,050	38,971
Horace Mann Educators Corp.	869	36,533
RPT Realty REIT	4,170	36,071
Diversified Healthcare Trust REIT	8,613	35,486
Dime Community Bancshares, Inc.	2,240	35,325
Ready Capital Corp. REIT	2,792	34,760
First BanCorp	3,770	34,759
Northfield Bancorp, Inc.	2,810	34,647
PennyMac Mortgage Investment Trust REIT	1,880	33,069
First Commonwealth Financial Corp.	2,870	31,398
OFG Bancorp	1,660	30,776
Banner Corp.	660	30,749
Renasant Corp.	907	30,548
Franklin Street Properties Corp. REIT	6,850	29,935
Ameris Bancorp	780	29,695
S&T Bancorp, Inc.	1,150	28,566
Allegiance Bancshares, Inc.	830	28,328
Old National Bancorp	1,640	27,158
Veritex Holdings, Inc.	1,020	26,173
BankUnited, Inc.	740	25,737
Waddell & Reed Financial, Inc. — Class A	1,000	25,470
Safety Insurance Group, Inc.	310	24,149
HomeStreet, Inc.	700	23,625
Eagle Bancorp, Inc.	560	23,128
Apollo Commercial Real Estate Finance, Inc. REIT	1,970	22,005
Whitestone REIT — Class B	2,680	21,360
Independent Bank Group, Inc.	340	21,257
Acadia Realty Trust REIT	1,440	20,434
First Bancorp	580	19,621
DiamondRock Hospitality Co. REIT	2,240	18,480
Total Financial		2,080,334

Consumer, Cyclical - 21.2%
Veritiv Corp.*	4,886	101,580
G-III Apparel Group Ltd.*	3,996	94,865
Conn’s, Inc.*	7,318	85,547
M/I Homes, Inc.*	1,730	76,622
Daktronics, Inc.	16,359	76,560
Cato Corp. — Class A	7,738	74,207
Group 1 Automotive, Inc.	560	73,438
ODP Corp.*	2,489	72,928
Vera Bradley, Inc.*	8,130	64,715
ScanSource, Inc.*	2,266	59,777
Foundation Building Materials, Inc.*	2,990	57,438
Asbury Automotive Group, Inc.*	380	55,381
Resideo Technologies, Inc.*	2,571	54,659
GMS, Inc.*	1,750	53,340
PC Connection, Inc.*	1,050	49,655
Core-Mark Holding Company, Inc.	1,656	48,637
Unifi, Inc.*	2,669	47,348
Bed Bath & Beyond, Inc.[1]	2,656	47,171
Genesco, Inc.*	1,513	45,526
Signet Jewelers Ltd.	1,627	44,368
Abercrombie & Fitch Co. — Class A	2,110	42,960
Barnes & Noble Education, Inc.*	8,556	39,785
Shoe Carnival, Inc.	987	38,671
SkyWest, Inc.	950	38,295
Sonic Automotive, Inc. — Class A	975	37,606
Sally Beauty Holdings, Inc.*	2,790	36,382
Michaels Companies, Inc.*	2,695	35,062
Interface, Inc. — Class A	3,320	34,860
Cooper Tire & Rubber Co.	761	30,820
Chico’s FAS, Inc.	17,270	27,459
Motorcar Parts of America, Inc.*	1,290	25,310
Ethan Allen Interiors, Inc.	1,230	24,858
Marcus Corp.	1,840	24,803
Total Consumer, Cyclical		1,720,633

Industrial - 18.5%
Greenbrier Companies, Inc.	2,745	99,863
Bel Fuse, Inc. — Class B	5,660	85,070
Benchmark Electronics, Inc.	3,130	84,541
Olympic Steel, Inc.	5,715	76,181
Sanmina Corp.*	2,320	73,985
Granite Construction, Inc.	2,649	70,755
Powell Industries, Inc.	2,320	68,417
US Concrete, Inc.*	1,705	68,149
ArcBest Corp.	1,595	68,059
Griffon Corp.	3,280	66,846
Boise Cascade Co.	1,286	61,471
TTM Technologies, Inc.*	4,376	60,367
Atlas Air Worldwide Holdings, Inc.*	1,099	59,939
DXP Enterprises, Inc.*	2,680	59,576
Apogee Enterprises, Inc.	1,840	58,291
AAR Corp.	1,580	57,228
Comtech Telecommunications Corp.	2,670	55,242

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
SEACOR Holdings, Inc.*	1,220	$50,569
Haynes International, Inc.	2,070	49,349
Hub Group, Inc. — Class A*	734	41,838
Aegion Corp. — Class A*	2,186	41,512
Encore Wire Corp.	530	32,102
Trinseo S.A.	546	27,961
Matthews International Corp. — Class A	900	26,460
Bristow Group, Inc.*	982	25,846
TimkenSteel Corp.*	5,048	23,574
Tredegar Corp.	840	14,028
Total Industrial		1,507,219

Consumer, Non-cyclical - 12.7%
Aaron’s Company, Inc.*	5,920	112,243
Andersons, Inc.	4,054	99,364
Seneca Foods Corp. — Class A*	2,364	94,324
Fresh Del Monte Produce, Inc.	3,836	92,332
SpartanNash Co.	5,220	90,880
Kelly Services, Inc. — Class A	3,684	75,780
Magellan Health, Inc.*	909	75,302
Lannett Company, Inc.*	10,383	67,697
Invacare Corp.	7,272	65,084
Universal Corp.	1,337	64,992
Resources Connection, Inc.	3,990	50,154
ABM Industries, Inc.	1,209	45,748
Cross Country Healthcare, Inc.*	4,410	39,117
TrueBlue, Inc.*	1,568	29,306
Deluxe Corp.	960	28,032
Total Consumer, Non-cyclical		1,030,355

Energy - 10.7%
CONSOL Energy, Inc.*	14,574	105,079
QEP Resources, Inc.	39,360	94,070
SunCoke Energy, Inc.	18,428	80,162
Matrix Service Co.*	7,272	80,137
ProPetro Holding Corp.*	9,566	70,693
Helix Energy Solutions Group, Inc.*	15,850	66,570
Green Plains, Inc.*	4,900	64,533
Talos Energy, Inc.*	5,420	44,661
US Silica Holdings, Inc.	4,625	32,467
SM Energy Co.	4,910	30,049
Oil States International, Inc.*	5,410	27,158
NOW, Inc.*	3,765	27,033
Exterran Corp.*	6,090	26,918
Callon Petroleum Co.*,1	1,970	25,925
PBF Energy, Inc. — Class A	3,470	24,637
Warrior Met Coal, Inc.	1,154	24,603
Nabors Industries Ltd.	405	23,583
Penn Virginia Corp.*	2,230	22,635
Total Energy		870,913

Basic Materials - 5.5%
Clearwater Paper Corp.*	2,234	84,334
Koppers Holdings, Inc.*	2,180	67,929
AdvanSix, Inc.*	3,326	66,487
Mercer International, Inc.	6,220	63,755
Rayonier Advanced Materials, Inc.*	9,157	59,703
Carpenter Technology Corp.	1,950	56,784
Allegheny Technologies, Inc.*	1,930	32,366
Glatfelter Corp.	1,250	20,475
Total Basic Materials		451,833

Communications - 4.2%
Consolidated Communications Holdings, Inc.*	15,829	77,404
Scholastic Corp.	2,692	67,300
EW Scripps Co. — Class A	3,620	55,350
Spok Holdings, Inc.	3,712	41,315
AMC Networks, Inc. — Class A*,1	820	29,332
NETGEAR, Inc.*	648	26,328
Gannett Company, Inc.*	6,912	23,224
ePlus, Inc.*	250	21,987
Total Communications		342,240

Technology - 1.1%
Insight Enterprises, Inc.*	810	61,633
MTS Systems Corp.	440	25,590
Megalith Financial Acquisition Corp. — Class A*	138	1,974
Total Technology		89,197

Total Common Stocks
(Cost $7,013,116)		8,092,724

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$26,074	26,074
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	10,862	10,862
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	10,058	10,058
Total Repurchase Agreements
(Cost $46,994)		46,994

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	107,897	107,897
Total Securities Lending Collateral
(Cost $107,897)		107,897

Total Investments - 101.4%
(Cost $7,168,007)		$8,247,615
Other Assets & Liabilities, net - (1.4)%		(117,163)
Total Net Assets - 100.0%		$8,130,452

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,092,724	$—	$—	$8,092,724
Repurchase Agreements	—	46,994	—	46,994
Securities Lending Collateral	107,897	—	—	107,897
Total Assets	$8,200,621	$46,994	$—	$8,247,615

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value - including $101,964 of securities loaned (cost $7,121,013)	$8,200,621
Repurchase agreements, at value (cost $46,994)	46,994
Receivables:
Securities sold	744,101
Fund shares sold	9,516
Dividends	8,110
Securities lending income	276
Total assets	9,009,618

Liabilities:
Overdraft due to custodian bank	179
Payable for:
Fund shares redeemed	745,116
Return of securities lending collateral	107,897
Management fees	4,624
Securities purchased	1,974
Transfer agent and administrative fees	1,658
Investor service fees	1,541
Portfolio accounting fees	616
Trustees’ fees*	113
Miscellaneous	15,448
Total liabilities	879,166
Commitments and contingent liabilities (Note 11)	—
Net assets	$8,130,452

Net assets consist of:
Paid in capital	$11,025,384
Total distributable earnings (loss)	(2,894,932)
Net assets	$8,130,452
Capital shares outstanding	136,154
Net asset value per share	$59.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $134)	$46,149
Interest	169
Income from securities lending, net	6,435
Total investment income	52,753

Expenses:
Management fees	36,686
Investor service fees	12,229
Transfer agent and administrative fees	16,826
Professional fees	9,315
Portfolio accounting fees	4,891
Trustees’ fees*	1,496
Custodian fees	773
Line of credit fees	14
Miscellaneous	2,037
Total expenses	84,267
Net investment loss	(31,514)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(703,672)
Net realized loss	(703,672)
Net change in unrealized appreciation (depreciation) on:
Investments	(105,869)
Net change in unrealized appreciation (depreciation)	(105,869)
Net realized and unrealized loss	(809,541)
Net decrease in net assets resulting from operations	$(841,055)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(31,514)	$(24,134)
Net realized gain (loss) on investments	(703,672)	361,026
Net change in unrealized appreciation (depreciation) on investments	(105,869)	1,305,177
Net increase (decrease) in net assets resulting from operations	(841,055)	1,642,069

Distributions to shareholders	—	(22,849)

Capital share transactions:
Proceeds from sale of shares	13,118,125	18,171,779
Distributions reinvested	—	22,849
Cost of shares redeemed	(13,223,227)	(19,151,588)
Net decrease from capital share transactions	(105,102)	(956,960)
Net increase (decrease) in net assets	(946,157)	662,260

Net assets:
Beginning of year	9,076,609	8,414,349
End of year	$8,130,452	$9,076,609

Capital share activity:
Shares sold	253,112	308,030
Shares issued from reinvestment of distributions	—	401
Shares redeemed	(259,881)	(324,852)
Net decrease in shares	(6,769)	(16,421)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$63.51	$52.81	$66.48	$69.13	$52.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.17)	.08	(.23)	(.45)
Net gain (loss) on investments (realized and unrealized)	(3.48)	11.06	(13.75)	(.20)	17.10
Total from investment operations	(3.79)	10.89	(13.67)	(.43)	16.65
Less distributions from:
Net investment income	—	(.19)	—	—	—
Net realized gains	—	—	—	(2.22)	—
Total distributions	—	(.19)	—	(2.22)	—
Net asset value, end of period	$59.72	$63.51	$52.81	$66.48	$69.13

Total Return[b]	(5.97%)	20.68%	(20.58%)	(0.28%)	31.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,130	$9,077	$8,414	$17,748	$28,408
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.28%)	0.12%	(0.35%)	(0.44%)
Total expenses	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	305%	248%	194%	204%	303%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the one-year period ended December 31, 2020, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 0.24% while the underlying index returned 2.19% over the same period.

The sectors contributing the most to the return of the underlying index for the period were the Information Technology, Consumer Discretionary, and Materials sectors. The Financials, Energy, and Communication Services sectors detracted from performance.

The stocks contributing the most to performance of the underlying index were ASML Holding N.G - Class G, LVMH Moet Hennessy Louis Vuitton SE, and Linde plc. Those detracting the most from return of the underlying index were Airbus SE, Banco Santander SA, and Societe Generale SA - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	21.5%
Guggenheim Strategy Fund II	17.0%
Nestle S.A. ADR	0.5%
Roche Holding AG ADR	0.4%
Novartis AG ADR	0.4%
ASML Holding N.V. — Class G	0.3%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.3%
Unilever plc ADR	0.2%
SAP SE ADR	0.2%
Linde plc	0.2%
Top Ten Total	41.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	28.5%
Switzerland	21.0%
France	20.9%
Germany	14.4%
Netherlands	5.9%
Italy	2.6%
Denmark	2.6%
Other	4.1%
Total Long–Term Investments	100.0%

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	0.24%	4.84%	2.78%
STOXX Europe 50 Index	2.19%	5.79%	4.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 7.3%

Consumer, Non-cyclical - 3.1%
Nestle S.A. ADR	113	$13,311
Roche Holding AG ADR	221	9,689
Novartis AG ADR	97	9,160
Unilever plc ADR	103	6,217
AstraZeneca plc ADR	103	5,149
Novo Nordisk A/S ADR	67	4,680
Sanofi ADR	90	4,373
L’Oreal S.A. ADR	48	3,655
Diageo plc ADR	23	3,653
GlaxoSmithKline plc ADR	98	3,606
British American Tobacco plc ADR	90	3,374
Reckitt Benckiser Group plc ADR	143	2,591
Adyen N.V. ADR*	55	2,552
Anheuser-Busch InBev S.A. ADR	33	2,307
Bayer AG ADR	155	2,300
RELX plc ADR	78	1,924
Total Consumer, Non-cyclical		78,541

Financial - 0.8%
HSBC Holdings plc ADR*,1	163	4,223
Allianz SE ADR	163	4,018
Zurich Insurance Group AG ADR[1]	59	2,491
BNP Paribas S.A. ADR*	91	2,422
UBS Group AG	141	1,992
AXA S.A. ADR	82	1,964
Prudential plc ADR[1]	51	1,883
Intesa Sanpaolo SpA ADR*	120	1,698
Total Financial		20,691

Basic Materials - 0.7%
Linde plc	21	5,534
Rio Tinto plc ADR	42	3,160
Air Liquide S.A. ADR	93	3,059
BASF SE ADR	145	2,853
BHP Group plc ADR	39	2,068
Total Basic Materials		16,674

Industrial - 0.6%
Siemens AG ADR	59	4,236
Schneider Electric SE ADR	112	3,242
Airbus SE ADR*	91	2,486
Vinci S.A. ADR	89	2,218
ABB Ltd. ADR	71	1,985
Safran S.A. ADR*	55	1,951
Total Industrial		16,118

Technology - 0.6%
ASML Holding N.V. — Class G	17	8,291
SAP SE ADR[1]	43	5,607
Total Technology		13,898

Consumer, Cyclical - 0.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	52	6,486
adidas AG ADR*,1	15	2,745
Daimler AG ADR	132	2,313
Kering S.A. ADR	29	2,101
Total Consumer, Cyclical		13,645

Energy - 0.4%
TOTAL SE ADR	105	4,401
Royal Dutch Shell plc — Class A ADR	81	2,846
BP plc ADR	133	2,729
Total Energy		9,976

Utilities - 0.3%
Iberdrola S.A. ADR	57	3,277
Enel SpA ADR	307	3,116
National Grid plc ADR	28	1,653
Total Utilities		8,046

Communications - 0.2%
Deutsche Telekom AG ADR	127	2,320
Prosus N.V. ADR	88	1,909
Vodafone Group plc ADR	105	1,730
Total Communications		5,959

Total Common Stocks
(Cost $124,666)		183,548

MUTUAL FUNDS† - 38.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	54,416	543,073
Guggenheim Strategy Fund II2	17,191	429,079
Total Mutual Funds
(Cost $967,504)		972,152

	Face Amount
U.S. TREASURY BILLS†† - 10.4%
U.S. Treasury Bills
0.08% due 01/28/21[3,4]	$262,000	261,990
Total U.S. Treasury Bills
(Cost $261,985)		261,990

REPURCHASE AGREEMENTS††,5 - 40.1%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	560,788	560,788
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	233,630	233,630
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	216,325	216,325
Total Repurchase Agreements
(Cost $1,010,743)		1,010,743

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	12,966	$12,966
Total Securities Lending Collateral
(Cost $12,966)		12,966

Total Investments - 96.8%
(Cost $2,377,864)		$2,441,399
Other Assets & Liabilities, net - 3.2%		81,468
Total Net Assets - 100.0%		$2,522,867

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased††
STOXX Europe 50 Index Futures Contracts	78	Mar 2021	$2,959,015	$12,531
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	19	Mar 2021	2,906,050	7,865

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$183,548	$—	$—	$183,548
Mutual Funds	972,152	—	—	972,152
U.S. Treasury Bills	—	261,990	—	261,990
Repurchase Agreements	—	1,010,743	—	1,010,743
Securities Lending Collateral	12,966	—	—	12,966
Equity Futures Contracts**	—	12,531	—	12,531
Currency Futures Contracts**	7,865	—	—	7,865
Total Assets	$1,176,531	$1,285,264	$—	$2,461,795

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
EUROPE 1.25x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,040,436	$837,741	$(1,447,000)	$(7,782)	$5,684	$429,079	17,191	$7,757
Guggenheim Ultra Short Duration Fund — Institutional Class	909,864	1,006,613	(1,375,000)	(921)	2,517	543,073	54,416	6,626
	$1,950,300	$1,844,354	$(2,822,000)	$(8,703)	$8,201	$972,152		$14,383

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $12,607 of securities loaned (cost $399,617)	$458,504
Investments in affiliated issuers, at value (cost $967,504)	972,152
Repurchase agreements, at value (cost $1,010,743)	1,010,743
Segregated cash with broker	110,562
Receivables:
Foreign tax reclaims	7,573
Dividends	981
Securities lending income	30
Interest	1
Total assets	2,560,546

Liabilities:
Overdraft due to custodian bank	314
Payable for:
Return of securities lending collateral	12,966
Variation margin on futures contracts	11,796
Fund shares redeemed	4,347
Management fees	1,507
Securities purchased	756
Transfer agent and administrative fees	473
Investor service fees	439
Portfolio accounting fees	176
Trustees’ fees*	27
Miscellaneous	4,878
Total liabilities	37,679
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,522,867

Net assets consist of:
Paid in capital	$3,453,707
Total distributable earnings (loss)	(930,840)
Net assets	$2,522,867
Capital shares outstanding	23,845
Net asset value per share	$105.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $774)	$7,022
Dividends from securities of affiliated issuers	14,383
Interest from securities of unaffiliated issuers	2,423
Income from securities lending, net	150
Total investment income	23,978

Expenses:
Management fees	18,216
Investor service fees	5,060
Transfer agent and administrative fees	7,317
Professional fees	4,014
Portfolio accounting fees	2,024
Custodian fees	929
Trustees’ fees*	782
Miscellaneous	283
Total expenses	38,625
Less:
Expenses waived by Adviser	(1,067)
Net expenses	37,558
Net investment loss	(13,580)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(18,556)
Investments in affiliated issuers	(8,703)
Futures contracts	(13,888)
Foreign currency transactions	21,066
Net realized loss	(20,081)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(60,467)
Investments in affiliated issuers	8,201
Futures contracts	(35,148)
Foreign currency translations	(381)
Net change in unrealized appreciation (depreciation)	(87,795)
Net realized and unrealized loss	(107,876)
Net decrease in net assets resulting from operations	$(121,456)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(13,580)	$36,366
Net realized gain (loss) on investments	(20,081)	678,245
Net change in unrealized appreciation (depreciation) on investments	(87,795)	145,354
Net increase (decrease) in net assets resulting from operations	(121,456)	859,965

Distributions to shareholders	(34,978)	(73,007)

Capital share transactions:
Proceeds from sale of shares	5,584,974	26,408,052
Distributions reinvested	34,978	73,007
Cost of shares redeemed	(6,930,469)	(25,965,356)
Net increase (decrease) from capital share transactions	(1,310,517)	515,703
Net increase (decrease) in net assets	(1,466,951)	1,302,661

Net assets:
Beginning of year	3,989,818	2,687,157
End of year	$2,522,867	$3,989,818

Capital share activity:
Shares sold	55,745	269,303
Shares issued from reinvestment of distributions	361	734
Shares redeemed	(69,429)	(264,674)
Net increase (decrease) in shares	(13,323)	5,363

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$107.35	$84.49	$104.66	$82.06	$88.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	.76	1.66	.25	.25
Net gain (loss) on investments (realized and unrealized)	.73 [f]	23.18	(21.46)	23.17	(6.25)
Total from investment operations	.10	23.94	(19.80)	23.42	(6.00)
Less distributions from:
Net investment income	(1.65)	(1.08)	(.37)	(.82)	(.22)
Total distributions	(1.65)	(1.08)	(.37)	(.82)	(.22)
Net asset value, end of period	$105.80	$107.35	$84.49	$104.66	$82.06

Total Return[b]	0.24%	28.43%	(18.97%)	28.60%	(5.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,523	$3,990	$2,687	$5,725	$2,553
Ratios to average net assets:
Net investment income (loss)	(0.67%)	0.77%	1.67%	0.26%	1.70%
Total expenses[c]	1.91%	1.88%	1.78%	1.80%	1.73%
Net expenses[d]	1.86%	1.80%	1.77%	1.80%	1.73%
Portfolio turnover rate	212%	391%	187%	121%	441%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2020, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 40.46%, while the underlying index returned 22.35% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Consumer Discretionary, Health Care, and Information Technology. The Financials, Real Estate, and Energy sectors detracted the most from the performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were Fast Retailing Co., Softbank Group Corp., and Tokyo Electron Ltd. Those detracting most from performance of the underlying index were Mitsubishi UFJ Financial Group, Inc., Sumitomo Mitsui Financial Group, Inc., and Hitachi Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	19.8%
Guggenheim Strategy Fund II	16.6%
Total	36.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	40.46%	19.74%	12.00%
Nikkei-225 Stock Average Index	22.35%	10.99%	7.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2020
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 36.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	59,367	$592,484
Guggenheim Strategy Fund II1	19,906	496,862
Total Mutual Funds
(Cost $1,079,456)		1,089,346

	Face Amount
U.S. TREASURY BILLS†† - 11.5%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$345,000	344,987
Total U.S. Treasury Bills
(Cost $344,980)		344,987

REPURCHASE AGREEMENTS††,4 - 49.4%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	820,459	820,459
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	341,812	341,812
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	316,492	316,492
Total Repurchase Agreements
(Cost $1,478,763)		1,478,763

Total Investments - 97.3%
(Cost $2,903,199)		$2,913,096
Other Assets & Liabilities, net - 2.7%		80,227
Total Net Assets - 100.0%		$2,993,323

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Equity Futures Contracts	44	Mar 2021	$6,055,500	$198,000
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	50	Mar 2021	6,057,813	41,408

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,089,346	$—	$—	$1,089,346
U.S. Treasury Bills	—	344,987	—	344,987
Repurchase Agreements	—	1,478,763	—	1,478,763
Equity Futures Contracts**	198,000	—	—	198,000
Currency Futures Contracts**	41,408	—	—	41,408
Total Assets	$1,328,754	$1,823,750	$—	$3,152,504

**	This derivative is reported as unrealized appreciation/depreciation at period end.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
JAPAN 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$488,954	$726,126	$(720,000)	$(4,823)	$6,605	$496,862	19,906	$6,106
Guggenheim Ultra Short Duration Fund — Institutional Class	480,691	765,153	(655,000)	(1,370)	3,010	592,484	59,367	5,143
	$969,645	$1,491,279	$(1,375,000)	$(6,193)	$9,615	$1,089,346		$11,249

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $344,980)	$344,987
Investments in affiliated issuers, at value (cost $1,079,456)	1,089,346
Repurchase agreements, at value (cost $1,478,763)	1,478,763
Segregated cash with broker	2,342
Receivables:
Fund shares sold	67,642
Variation margin on futures contracts	18,928
Dividends	692
Interest	2
Total assets	3,002,702

Liabilities:
Payable for:
Professional fees	2,199
Management fees	1,628
Printing fees	932
Securities purchased	772
Transfer agent and administrative fees	615
Investor service fees	571
Portfolio accounting fees	228
Trustees’ fees*	40
Fund shares redeemed	33
Miscellaneous	2,361
Total liabilities	9,379
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,993,323

Net assets consist of:
Paid in capital	$3,999,783
Total distributable earnings (loss)	(1,006,460)
Net assets	$2,993,323
Capital shares outstanding	25,242
Net asset value per share	$118.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$11,249
Interest from securities of unaffiliated issuers	3,032
Total investment income	14,281

Expenses:
Management fees	12,658
Investor service fees	4,219
Transfer agent and administrative fees	5,519
Professional fees	3,128
Portfolio accounting fees	1,688
Trustees’ fees*	387
Custodian fees	253
Miscellaneous	1,151
Total expenses	29,003
Less:
Expenses waived by Adviser	(843)
Net expenses	28,160
Net investment loss	(13,879)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	774
Investments in affiliated issuers	(6,193)
Futures contracts	351,081
Net realized gain	345,662
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10
Investments in affiliated issuers	9,615
Futures contracts	231,519
Net change in unrealized appreciation (depreciation)	241,144
Net realized and unrealized gain	586,806
Net increase in net assets resulting from operations	$572,927

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(13,879)	$16,959
Net realized gain on investments	345,662	482,682
Net change in unrealized appreciation (depreciation) on investments	241,144	76,423
Net increase in net assets resulting from operations	572,927	576,064

Distributions to shareholders	(16,959)	(25,936)

Capital share transactions:
Proceeds from sale of shares	4,641,138	10,910,626
Distributions reinvested	16,959	25,936
Cost of shares redeemed	(4,257,909)	(11,462,568)
Net increase (decrease) from capital share transactions	400,188	(526,006)
Net increase in net assets	956,156	24,122

Net assets:
Beginning of year	2,037,167	2,013,045
End of year	$2,993,323	$2,037,167

Capital share activity:
Shares sold	60,712	151,194
Shares issued from reinvestment of distributions	223	348
Shares redeemed	(59,560)	(159,986)
Net increase (decrease) in shares	1,375	(8,444)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$85.35	$62.30	$100.82	$67.08	$61.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	.66	.70	(.13)	(.06)
Net gain (loss) on investments (realized and unrealized)	34.73	23.49	(19.56)	33.87	5.49
Total from investment operations	34.08	24.15	(18.86)	33.74	5.43
Less distributions from:
Net investment income	(.84)	(1.10)	—	—	—
Net realized gains	—	—	(19.66)	—	—
Total distributions	(.84)	(1.10)	(19.66)	—	—
Net asset value, end of period	$118.59	$85.35	$62.30	$100.82	$67.08

Total Return[b]	40.46%	39.03%	(22.95%)	50.30%	8.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,993	$2,037	$2,013	$5,614	$2,499
Ratios to average net assets:
Net investment income (loss)	(0.82%)	0.89%	0.76%	(0.15%)	(0.50%)
Total expenses[c]	1.72%	1.72%	1.58%	1.83%	1.56%
Net expenses[d]	1.67%	1.64%	1.58%	1.83%	1.56%
Portfolio turnover rate	199%	153%	180%	73%	183%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned -14.03%, compared with a return of -6.69% for its benchmark, the underlying index.

The Euro, Japanese Yen, and Swedish Krona were the components which contributed the most to the DXY during 2020. The Canadian Dollar, Swiss Franc, and British Pound were the components which detracted the most from the DXY during 2020.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.9%
Guggenheim Strategy Fund II	20.6%
Total	48.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	(14.03%)	(2.39%)	0.73%
U.S. Dollar Index	(6.69%)	(1.83%)	1.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	43,502	$434,153
Guggenheim Strategy Fund II1	12,805	319,625
Total Mutual Funds
(Cost $749,045)		753,778

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 5.1%
Federal Farm Credit Bank
0.06% due 01/04/21[2]	$80,000	80,000
Total Federal Agency Discount Notes
(Cost $80,000)		80,000

U.S. TREASURY BILLS†† - 3.7%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	58,000	57,998
Total U.S. Treasury Bills
(Cost $57,997)		57,998

REPURCHASE AGREEMENTS††,4 - 44.0%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[5]	380,014	380,014
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	158,318	158,318
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	146,590	146,590
Total Repurchase Agreements
(Cost $684,922)		684,922

Total Investments - 101.3%
(Cost $1,571,964)		$1,576,698
Other Assets & Liabilities, net - (1.3)%		(20,732)
Total Net Assets - 100.0%		$1,555,966

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	30	Mar 2021	$2,696,850	$(32,562)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/17/21	4,755	$427,547	$(4,389)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2020.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$753,778	$—	$—	$753,778
Federal Agency Discount Notes	—	80,000	—	80,000
U.S. Treasury Bills	—	57,998	—	57,998
Repurchase Agreements	—	684,922	—	684,922
Total Assets	$753,778	$822,920	$—	$1,576,698

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$32,562	$—	$—	$32,562
Currency Index Swap Agreements**	—	4,389	—	4,389
Total Liabilities	$32,562	$4,389	$—	$36,951

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$323,643	$287,361	$(290,000)	$(4,210)	$2,831	$319,625	12,805	$7,348
Guggenheim Ultra Short Duration Fund — Institutional Class	322,019	643,793	(530,000)	(2,761)	1,102	434,153	43,502	6,786
	$645,662	$931,154	$(820,000)	$(6,971)	$3,933	$753,778		$14,134

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $137,997)	$137,998
Investments in affiliated issuers, at value (cost $749,045)	753,778
Repurchase agreements, at value (cost $684,922)	684,922
Receivables:
Variation margin on futures contracts	7,380
Dividends	726
Interest	1
Total assets	1,584,805

Liabilities:
Unrealized depreciation on OTC swap agreements	4,389
Payable for:
Fund shares redeemed	12,453
Licensing fees	4,757
Management fees	1,171
Securities purchased	780
Swap settlement	761
Transfer agent and administrative fees	377
Investor service fees	351
Portfolio accounting fees	140
Trustees’ fees*	26
Miscellaneous	3,634
Total liabilities	28,839
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,555,966

Net assets consist of:
Paid in capital	$2,875,885
Total distributable earnings (loss)	(1,319,919)
Net assets	$1,555,966
Capital shares outstanding	44,266
Net asset value per share	$35.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$14,134
Interest	3,960
Total investment income	18,094

Expenses:
Management fees	17,918
Investor service fees	4,977
Transfer agent and administrative fees	6,772
Professional fees	3,645
Licensing fees	2,773
Portfolio accounting fees	1,991
Trustees’ fees*	550
Custodian fees	311
Miscellaneous	1,198
Total expenses	40,135
Less:
Expenses waived by Adviser	(1,130)
Net expenses	39,005
Net investment loss	(20,911)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(6,971)
Swap agreements	(40,647)
Futures contracts	(295,007)
Net realized loss	(342,625)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	3,933
Swap agreements	(546)
Futures contracts	(22,242)
Net change in unrealized appreciation (depreciation)	(18,853)
Net realized and unrealized loss	(361,478)
Net decrease in net assets resulting from operations	$(382,389)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(20,911)	$13,811
Net realized gain (loss) on investments	(342,625)	26,475
Net change in unrealized appreciation (depreciation) on investments	(18,853)	40,613
Net increase (decrease) in net assets resulting from operations	(382,389)	80,899

Distributions to shareholders	(13,811)	(21,820)

Capital share transactions:
Proceeds from sale of shares	23,485,177	43,014,728
Distributions reinvested	13,811	21,820
Cost of shares redeemed	(22,958,927)	(45,103,803)
Net increase (decrease) from capital share transactions	540,061	(2,067,255)
Net increase (decrease) in net assets	143,861	(2,008,176)

Net assets:
Beginning of year	1,412,105	3,420,281
End of year	$1,555,966	$1,412,105

Capital share activity:
Shares sold	583,065	1,024,231
Shares issued from reinvestment of distributions	351	523
Shares redeemed	(573,413)	(1,076,580)
Net increase (decrease) in shares	10,003	(51,826)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$41.21	$39.73	$35.53	$43.90	$43.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	.21	.27	(.04)	(.23)
Net gain (loss) on investments (realized and unrealized)	(5.32)	1.63	3.93	(7.67)	2.96
Total from investment operations	(5.75)	1.84	4.20	(7.71)	2.73
Less distributions from:
Net investment income	(.31)	(.36)	—	—	—
Net realized gains	—	—	—	(.66)	(2.28)
Total distributions	(.31)	(.36)	—	(.66)	(2.28)
Net asset value, end of period	$35.15	$41.21	$39.73	$35.53	$43.90

Total Return[b]	(14.03%)	4.61%	11.82%	(17.65%)	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,556	$1,412	$3,420	$1,737	$5,644
Ratios to average net assets:
Net investment income (loss)	(1.05%)	0.50%	0.73%	(0.10%)	(0.57%)
Total expenses[c]	2.02%	2.09%	1.83%	1.80%	1.76%
Net expenses[d]	1.96%	2.02%	1.82%	1.80%	1.76%
Portfolio turnover rate	103%	102%	241%	88%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2020, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned 9.69%, compared with a return of -6.69% for its benchmark, the underlying index.

The Euro, Japanese Yen, and Swedish Krona were the components which contributed the most to the DXY during 2020. The Canadian Dollar, Swiss Franc, and British Pound were the components which detracted the most from the DXY during 2020.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	22.9%
Guggenheim Strategy Fund II	15.7%
Total	38.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	9.69%	0.09%	(4.74%)
U.S. Dollar Index	(6.69%)	(1.83%)	1.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 38.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	53,626	$535,187
Guggenheim Strategy Fund II1	14,648	365,606
Total Mutual Funds
(Cost $897,650)		900,793

	Face Amount
U.S. TREASURY BILLS†† - 4.0%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$92,000	91,997
Total U.S. Treasury Bills
(Cost $91,995)		91,997

REPURCHASE AGREEMENTS††,4 - 58.5%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21[5]	757,422	757,422
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	315,550	315,550
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21[5]	292,176	292,176
Total Repurchase Agreements
(Cost $1,365,148)		1,365,148

Total Investments - 101.1%
(Cost $2,354,793)		$2,357,938
Other Assets & Liabilities, net - (1.1)%		(26,314)
Total Net Assets - 100.0%		$2,331,624

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	45	Mar 2021	$4,045,275	$49,113

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/17/21	6,672	$599,888	$3,859

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2020.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$900,793	$—	$—	$900,793
U.S. Treasury Bills	—	91,997	—	91,997
Repurchase Agreements	—	1,365,148	—	1,365,148
Currency Futures Contracts**	49,113	—	—	49,113
Currency Index Swap Agreements**	—	3,859	—	3,859
Total Assets	$949,906	$1,461,004	$—	$2,410,910

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$127,529	$458,354	$(220,000)	$(1,740)	$1,463	$365,606	14,648	$3,325
Guggenheim Ultra Short Duration Fund — Institutional Class	152,315	642,621	(260,000)	(683)	934	535,187	53,626	2,600
	$279,844	$1,100,975	$(480,000)	$(2,423)	$2,397	$900,793		$5,925

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $91,995)	$91,997
Investments in affiliated issuers, at value (cost $897,650)	900,793
Repurchase agreements, at value (cost $1,365,148)	1,365,148
Unrealized appreciation on OTC swap agreements	3,859
Receivables:
Dividends	658
Swap settlement	143
Interest	2
Total assets	2,362,600

Liabilities:
Payable for:
Variation margin on futures contracts	11,318
Fund shares redeemed	10,457
Licensing fees	1,885
Management fees	1,515
Securities purchased	722
Transfer agent and administrative fees	477
Investor service fees	443
Portfolio accounting fees	177
Trustees’ fees*	29
Miscellaneous	3,953
Total liabilities	30,976
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,331,624

Net assets consist of:
Paid in capital	$3,574,526
Total distributable earnings (loss)	(1,242,902)
Net assets	$2,331,624
Capital shares outstanding	37,998
Net asset value per share	$61.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$5,925
Interest	1,175
Total investment income	7,100

Expenses:
Management fees	10,466
Investor service fees	2,907
Transfer agent and administrative fees	3,525
Professional fees	1,984
Licensing fees	1,534
Portfolio accounting fees	1,163
Custodian fees	162
Trustees’ fees*	160
Miscellaneous	1,337
Total expenses	23,238
Less:
Expenses waived by Adviser	(476)
Net expenses	22,762
Net investment loss	(15,662)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,423)
Swap agreements	(20,470)
Futures contracts	147,335
Net realized gain	124,442
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	2,397
Swap agreements	1,425
Futures contracts	41,688
Net change in unrealized appreciation (depreciation)	45,512
Net realized and unrealized gain	169,954
Net increase in net assets resulting from operations	$154,292

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(15,662)	$3,015
Net realized gain (loss) on investments	124,442	(5,196)
Net change in unrealized appreciation (depreciation) on investments	45,512	(532)
Net increase (decrease) in net assets resulting from operations	154,292	(2,713)

Distributions to shareholders	(3,015)	(4,772)

Capital share transactions:
Proceeds from sale of shares	38,842,654	15,676,550
Distributions reinvested	3,015	4,772
Cost of shares redeemed	(37,252,358)	(15,668,672)
Net increase from capital share transactions	1,593,311	12,650
Net increase in net assets	1,744,588	5,165

Net assets:
Beginning of year	587,036	581,871
End of year	$2,331,624	$587,036

Capital share activity:
Shares sold	675,499	284,024
Shares issued from reinvestment of distributions	54	86
Shares redeemed	(648,006)	(283,428)
Net increase in shares	27,547	682

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$56.17	$59.56	$67.40	$56.49	$61.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	.28	.40	(.14)	(.11)
Net gain (loss) on investments (realized and unrealized)	6.19	(3.17)	(8.24)	11.05	(5.30)
Total from investment operations	5.43	(2.89)	(7.84)	10.91	(5.41)
Less distributions from:
Net investment income	(.24)	(.50)	—	—	—
Total distributions	(.24)	(.50)	—	—	—
Net asset value, end of period	$61.36	$56.17	$59.56	$67.40	$56.49

Total Return[b]	9.69%	(4.85%)	(11.63%)	19.31%	(8.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$587	$582	$779	$687
Ratios to average net assets:
Net investment income (loss)	(1.35%)	0.50%	0.61%	(0.22%)	(0.63%)
Total expenses[c]	2.00%	2.08%	1.82%	1.80%	1.76%
Net expenses[d]	1.96%	2.00%	1.81%	1.80%	1.76%
Portfolio turnover rate	129%	187%	213%	367%	250%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

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U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment

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transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

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Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$4,453,590	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,963,453	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,330,620	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,949,209

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$627,500	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	309,994

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2020:

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2020
Europe 1.25x Strategy Fund	$12,531	$7,865	$—	$20,396
Japan 2x Strategy Fund	198,000	41,408	—	239,408
Weakening Dollar 2x Strategy Fund	—	49,113	3,859	52,972

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2020
Strengthening Dollar 2x Strategy Fund	$—	$32,562	$4,389	$36,951

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(193,742)	$179,854	$—	$(13,888)
Japan 2x Strategy Fund	158,916	192,165	—	351,081
Strengthening Dollar 2x Strategy Fund	—	(295,007)	(40,647)	(335,654)
Weakening Dollar 2x Strategy Fund	—	147,335	(20,470)	126,865

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(2,989)	$(32,159)	$—	$(35,148)
Japan 2x Strategy Fund	178,893	52,626	—	231,519
Strengthening Dollar 2x Strategy Fund	—	(22,242)	(546)	(22,788)
Weakening Dollar 2x Strategy Fund	—	41,688	1,425	43,113

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$3,859	$—	$3,859	$—	$—	$3,859

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$4,389	$—	$4,389	$(4,389)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$110,562	$—
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	2,342	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$1,067
Japan 2x Strategy Fund	843
Strengthening Dollar 2x Strategy Fund	1,130
Weakening Dollar 2x Strategy Fund	476

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			2.13%
Due 01/04/21	$52,863,147	$52,863,499	02/29/24	$50,484,000	$53,920,527

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.63%
Due 01/04/21	22,023,354	22,023,501	11/15/22	21,811,900	22,463,921

BofA Securities, Inc.			U.S. Treasury Bond
0.06%			5.25%
Due 01/04/21	20,391,995	20,392,131	11/15/28	15,370,000	20,799,887

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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At December 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$40,622	$(40,622)	$—	$41,349	$—	$41,349
S&P MidCap 400® Pure Value Fund	91,261	(91,261)	—	94,481	—	94,481
S&P SmallCap 600® Pure Growth Fund	555,893	(555,893)	—	577,649	—	577,649
S&P SmallCap 600® Pure Value Fund	101,964	(101,964)	—	107,897	—	107,897
Europe 1.25x Strategy Fund	12,607	(12,607)	—	12,966	—	12,966

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$4,645,829	$2,219,457	$6,865,286
S&P 500® Pure Value Fund	1,768,964	—	1,768,964
S&P MidCap 400® Pure Growth Fund	—	549,822	549,822
S&P MidCap 400® Pure Value Fund	307,126	—	307,126
S&P SmallCap 600® Pure Growth Fund	—	448,156	448,156
Europe 1.25x Strategy Fund	34,978	—	34,978
Japan 2x Strategy Fund	16,959	—	16,959
Strengthening Dollar 2x Strategy Fund	13,811	—	13,811
Weakening Dollar 2x Strategy Fund	3,015	—	3,015

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$893,743	$893,743
S&P 500® Pure Value Fund	269,858	404,516	674,374
S&P SmallCap 600® Pure Value Fund	22,849	—	22,849
Europe 1.25x Strategy Fund	73,007	—	73,007
Japan 2x Strategy Fund	25,936	—	25,936
Strengthening Dollar 2x Strategy Fund	21,820	—	21,820
Weakening Dollar 2x Strategy Fund	4,772	—	4,772

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$180,112	$—	$8,757,421	$—	$8,937,533
S&P 500® Pure Value Fund	221,197	91,396	1,565,227	—	1,877,820
S&P MidCap 400® Pure Growth Fund	1,308,111	198,668	3,757,677	—	5,264,456
S&P MidCap 400® Pure Value Fund	658,992	—	933,289	—	1,592,281
S&P SmallCap 600® Pure Growth Fund	64,639	—	2,177,473	—	2,242,112
S&P SmallCap 600® Pure Value Fund	—	—	(220,889)	(2,674,043)	(2,894,932)
Europe 1.25x Strategy Fund	7,486	—	37,843	(976,169)	(930,840)
Japan 2x Strategy Fund	—	—	4,655	(1,011,115)	(1,006,460)
Strengthening Dollar 2x Strategy Fund	—	—	4,008	(1,323,927)	(1,319,919)
Weakening Dollar 2x Strategy Fund	—	—	3,135	(1,246,037)	(1,242,902)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
S&P SmallCap 600® Pure Value Fund	$(1,525,199)	$(1,148,844)	$(2,674,043)
Europe 1.25x Strategy Fund	(750,688)	(225,481)	(976,169)
Japan 2x Strategy Fund	(402,795)	(608,320)	(1,011,115)
Strengthening Dollar 2x Strategy Fund	(535,708)	(788,219)	(1,323,927)
Weakening Dollar 2x Strategy Fund	(515,738)	(730,299)	(1,246,037)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Japan 2x Strategy Fund	$581,491
Weakening Dollar 2x Strategy Fund	167,374

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$4,780,394	$(4,780,394)
S&P 500® Pure Value Fund	3,122	(3,122)
S&P MidCap 400® Pure Growth Fund	423,361	(423,361)
S&P MidCap 400® Pure Value Fund	271,042	(271,042)
S&P SmallCap 600® Pure Growth Fund	290,688	(290,688)
S&P SmallCap 600® Pure Value Fund	(20,280)	20,280
Japan 2x Strategy Fund	(13,879)	13,879
Strengthening Dollar 2x Strategy Fund	(20,911)	20,911
Weakening Dollar 2x Strategy Fund	(15,662)	15,662

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$26,808,036	$8,910,535	$(153,114)	$8,757,421
S&P 500® Pure Value Fund	24,562,825	1,668,350	(103,123)	1,565,227
S&P MidCap 400® Pure Growth Fund	17,174,852	3,971,253	(213,576)	3,757,677
S&P MidCap 400® Pure Value Fund	15,557,174	984,567	(51,278)	933,289
S&P SmallCap 600® Pure Growth Fund	14,425,458	2,411,464	(233,991)	2,177,473
S&P SmallCap 600® Pure Value Fund	8,468,504	—	(220,889)	(220,889)
Europe 1.25x Strategy Fund	2,403,264	38,227	(92)	38,135
Japan 2x Strategy Fund	2,908,441	4,655	—	4,655
Strengthening Dollar 2x Strategy Fund	1,572,690	4,008	—	4,008
Weakening Dollar 2x Strategy Fund	2,354,803	3,135	—	3,135

Note 9 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$53,505,598	$68,720,453
S&P 500® Pure Value Fund	31,980,671	37,704,212
S&P MidCap 400® Pure Growth Fund	32,817,974	29,597,287
S&P MidCap 400® Pure Value Fund	32,490,947	26,700,250
S&P SmallCap 600® Pure Growth Fund	27,086,377	25,257,641
S&P SmallCap 600® Pure Value Fund	15,664,526	15,778,219
Europe 1.25x Strategy Fund	2,353,045	3,746,984
Japan 2x Strategy Fund	1,491,278	1,375,000
Strengthening Dollar 2x Strategy Fund	931,154	820,000
Weakening Dollar 2x Strategy Fund	1,100,975	480,000

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$13,786,965	$16,097,339	$510,780
S&P 500® Pure Value Fund	6,748,703	8,252,703	(251,933)
S&P MidCap 400® Pure Growth Fund	2,277,368	2,207,268	152,062
S&P MidCap 400® Pure Value Fund	2,807,628	1,500,029	59,312
S&P SmallCap 600® Pure Growth Fund	1,637,208	1,020,332	(53,679)
S&P SmallCap 600® Pure Value Fund	1,329,230	1,959,884	184,069
Europe 1.25x Strategy Fund	385,840	686,263	(19,983)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Funds did not have any borrowings outstanding under this agreement at December 31, 2020.

The average daily balances borrowed for the year ended December 31, 2020, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$4,467
S&P 500® Pure Value Fund	675
S&P MidCap 400® Pure Growth Fund	1,505
S&P MidCap 400® Pure Value Fund	251
S&P SmallCap 600® Pure Growth Fund	5,833
S&P SmallCap 600® Pure Value Fund	1,128
Europe 1.25x Strategy Fund	213

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P Mid Cap 400® Pure Growth Fund, S&P Mid Cap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P Mid Cap 400® Pure Growth Fund, S&P Mid Cap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

98 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Growth Fund	9.21%
S&P 500® Pure Value Fund	46.92%
S&P MidCap 400® Pure Value Fund	36.04%
Europe 1.25x Strategy Fund	5.73%

With respect to the taxable year ended December 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$2,219,457	$3,800,974
S&P MidCap 400® Pure Growth Fund	549,822	423,361
S&P MidCap 400® Pure Value Fund	—	194,880
S&P SmallCap 600® Pure Growth Fund	448,156	236,803

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

106 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 107

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

108 | THE RYDEX FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS ANNUAL REPORT | 109

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019 were $917,395, and $895,431, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(c)       Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2020 and December 31, 2019 were $273,082 and $298,531, respectively.

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $273,082, and $298,531, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 5, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 5, 2021

*	Print the name and title of each signing officer under his or her signature.